UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3855

Fidelity Advisor Series VIII
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Diversified International
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com(search for proxy voting results) or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-49.06%	1.42%	5.08%
Class T (incl. 3.50% sales charge)	-47.93%	1.65%	5.05%
Class B (incl. contingent deferred sales charge) B	-48.74%	1.42%	5.08%
Class C (incl. contingent deferred sales charge) C	-46.80%	1.83%	4.89%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund*

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Class A on December 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCISM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period.

* From December 31, 1998 (first date following the fund's commencement for which the life of fund return for the MSCI EAFE Index is available).

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Penny Dobkin, Portfolio Manager of Fidelity® Advisor Diversified International Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the 12 months ending October 31, 2008, the fund's Class A, Class T, Class B and Class C shares declined 45.95%, 46.04%, 46.39% and 46.33%, respectively (excluding sales charges), slightly outperforming the MSCI EAFE index. Good stock selection and our cash position were the primary drivers of the fund's outperformance versus the benchmark. In particular, good picks in financials, consumer staples and industrials helped. By contrast, the fund's relative overweighting in diversified financials as well as stock picks in energy, utilities and consumer discretionary all hurt. On a geographic basis, stock selection in Japan detracted. Looking at individual stocks, Swiss pharmaceutical company Roche Holding did well, reflecting investors' attraction to more-defensive pharmaceutical companies that could deliver positive earnings. Fellow Swiss holding and food giant Nestle also helped, getting a boost from good earnings growth. Underweighting German automaker Volkswagen, which benefited from its largest shareholder, Porsche, taking a bigger position in its stock, hurt. This stock was sold from the portfolio. Overweighting German insurer Allianz, which sold its investment-banking unit to a German bank, turned out to be a bad move, as investors shied away from bank-related stocks.

For the 12 months ending October 31, 2008, the fund's Institutional Class shares declined 45.79%, outperforming the MSCI EAFE index. Good stock selection and our cash position were the primary drivers of the fund's outperformance versus the benchmark. In particular, good picks in financials, consumer staples and industrials helped. By contrast, the fund's relative overweighting in diversified financials as well as stock picks in energy, utilities and consumer discretionary all hurt. On a geographic basis, stock selection in Japan detracted. Looking at individual stocks, Swiss pharmaceutical company Roche Holding did well, reflecting investors' attraction to more-defensive pharmaceutical companies that could deliver positive earnings. Fellow Swiss holding and food giant Nestle also helped, getting a boost from good earnings growth. Underweighting German automaker Volkswagen, which benefited from its largest shareholder, Porsche, taking a bigger position in its stock, hurt. This stock was sold from the portfolio. Overweighting German insurer Allianz, which sold its investment-banking unit to a German bank, turned out to be a bad move, as investors shied away from bank-related stocks.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.28%
Actual		$ 1,000.00	$ 600.00	$ 5.15
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.50
Class T	1.50%
Actual		$ 1,000.00	$ 599.40	$ 6.03
Hypothetical A		$ 1,000.00	$ 1,017.60	$ 7.61
Class B	2.09%
Actual		$ 1,000.00	$ 597.80	$ 8.39
Hypothetical A		$ 1,000.00	$ 1,014.63	$ 10.58
Class C	2.03%
Actual		$ 1,000.00	$ 597.80	$ 8.15
Hypothetical A		$ 1,000.00	$ 1,014.93	$ 10.28
Institutional Class	1.00%
Actual		$ 1,000.00	$ 601.10	$ 4.02
Hypothetical A		$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.7	1.7
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	3.2	2.2
E.ON AG (Germany, Electric Utilities)	3.1	2.5
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.9	2.3
Total SA sponsored ADR (France, Oil, Gas & Consumable Fuels)	2.9	2.1
	15.8
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.6	26.0
Energy	15.7	12.2
Industrials	9.2	13.3
Consumer Staples	9.0	6.3
Health Care	8.6	6.5
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	25.3	26.8
United Kingdom	16.2	9.7
Germany	12.6	11.5
Switzerland	11.0	8.7
France	10.9	14.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 99.1%	Stocks 98.8%
Short-Term Investments and Net Other Assets 0.9%	Short-Term Investments and Net Other Assets 1.2%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
Australia - 2.5%
Australia & New Zealand Banking Group Ltd.	805,419	$ 9,437
BHP Billiton Ltd. sponsored ADR (d)	2,804,700	109,047
Brambles Ltd.	1,306,661	6,966
CSL Ltd.	402,397	9,781
Rio Tinto Ltd.	200,426	10,363
Wesfarmers Ltd.	665,048	9,553
TOTAL AUSTRALIA		155,147
Austria - 0.3%
voestalpine AG	624,700	15,245
Belgium - 0.9%
Delhaize Group SA	681,500	38,327
KBC Groupe SA	353,400	15,193
TOTAL BELGIUM		53,520
Bermuda - 0.1%
Aquarius Platinum Ltd. (United Kingdom)	1,177,100	2,925
TPV Technology Ltd.	15,168,000	3,011
TOTAL BERMUDA		5,936
Brazil - 0.5%
BM&F BOVESPA SA	9,635,569	25,600
Medial Saude SA	1,952,000	6,133
TOTAL BRAZIL		31,733
Canada - 1.5%
EnCana Corp.	767,608	38,979
Nexen, Inc.	1,419,600	22,534
Open Text Corp. (a)(d)	725,300	18,382
OZ Optics Ltd. unit (f)	5,400	65
Talisman Energy, Inc.	1,132,100	11,182
TOTAL CANADA		91,142
Cayman Islands - 0.0%
Lee & Man Paper Manufacturing Ltd.	747,400	244
China - 0.2%
Bank of China (H Shares)	12,499,000	3,650
Industrial & Commercial Bank of China	9,443,000	4,443
Zhejiang Expressway Co. Ltd. (H Shares)	13,346,000	6,394
TOTAL CHINA		14,487
Common Stocks - continued
	Shares	Value (000s)
Finland - 1.8%
Neste Oil Oyj	1,775,100	$ 28,076
Nokia Corp.	1,394,750	21,365
Nokia Corp. sponsored ADR	4,101,900	62,267
TOTAL FINLAND		111,708
France - 10.2%
Alcatel-Lucent SA sponsored ADR (a)	14,916,600	38,336
Alstom SA	874,800	43,358
AXA SA	1,066,900	20,382
AXA SA sponsored ADR	456,700	8,545
BNP Paribas SA	638,200	46,079
Cap Gemini SA	1,036,700	33,402
Carrefour SA	132,000	5,576
Compagnie Generale de Geophysique SA (a)	1,016,000	16,428
GDF Suez	1,653,640	73,917
Groupe Danone	46,100	2,567
Orpea (a)(d)	118,800	3,865
Pernod Ricard SA	41,480	2,701
Renault SA	901,100	27,617
Sanofi-Aventis sponsored ADR	1,095,400	34,637
Societe Generale Series A	38,200	2,082
Sodexho Alliance SA	731,800	35,137
Total SA sponsored ADR	3,239,600	179,603
Unibail-Rodamco	158,700	23,803
Vivendi	1,260,820	32,957
TOTAL FRANCE		630,992
Germany - 12.4%
Allianz AG:
(Reg.)	491,900	36,812
sponsored ADR	7,777,770	58,955
Bayer AG	284,500	15,838
Bayerische Motoren Werke AG (BMW)	24,400	633
Daimler AG (Reg.)	589,600	20,389
Deutsche Bank AG	470,400	17,863
Deutsche Boerse AG	369,900	29,576
Deutsche Telekom AG:
(Reg.)	2,306,200	34,446
sponsored ADR	945,800	14,045
E.ON AG	883,500	33,800
E.ON AG sponsored ADR	4,279,300	162,613
GFK AG	398,756	7,874
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Henkel AG & Co. KGaA	101,260	$ 2,513
K&S AG	14,900	590
Linde AG	671,256	56,373
Merck KGaA	252,700	22,679
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	690,200	91,607
Q-Cells AG (a)(d)	190,000	7,475
RWE AG	1,015,600	84,873
Siemens AG (Reg.)	1,083,100	64,906
Symrise AG	400,100	4,970
TOTAL GERMANY		768,830
Greece - 0.8%
Hellenic Exchanges Holding SA	3,149,700	27,523
Public Power Corp. of Greece	1,656,540	20,483
TOTAL GREECE		48,006
Hong Kong - 0.4%
Cheung Kong Holdings Ltd.	1,046,000	10,043
Hong Kong Exchanges & Clearing Ltd.	1,162,900	11,793
TOTAL HONG KONG		21,836
Indonesia - 0.1%
PT Bumi Resources Tbk	52,085,500	6,819
Ireland - 0.0%
Smurfit Kappa Group PLC	1,604,800	2,864
Israel - 0.3%
Mizrahi Tefahot Bank Ltd.	3,045,215	15,808
Italy - 3.8%
Edison SpA	3,141,200	4,528
ENI SpA	5,787,900	138,146
ENI SpA sponsored ADR	289,100	13,891
Finmeccanica SpA	1,267,400	15,506
Intesa Sanpaolo SpA	9,287,000	33,971
Pirelli & C. Real Estate SpA	400,000	2,834
Prysmian SpA	1,873,700	22,730
UniCredit SpA	2,336,450	5,717
TOTAL ITALY		237,323
Japan - 25.3%
ABC-Mart, Inc.	172,000	5,292
ACOM Co. Ltd.	570,940	21,808
Aeon Co. Ltd.	8,894,200	85,283
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Aeon Mall Co. Ltd.	995,200	$ 24,566
Aoyama Trading Co. Ltd.	1,633,400	19,096
Arealink Co. Ltd. (e)	99,519	2,760
Asics Corp.	922,000	5,777
Bank of Nagoya Ltd.	8,731,000	52,556
Canon, Inc.	518,100	18,128
Chiba Bank Ltd.	7,158,000	35,378
Daiwa Securities Group, Inc.	26,368,000	149,065
DCM Japan Holdings Co. Ltd. (d)	3,112,820	22,813
FamilyMart Co. Ltd.	314,000	12,440
Fuji Machine Manufacturing Co. Ltd.	1,200,500	10,366
Fukuoka Financial Group, Inc.	3,732,000	12,343
Hokuhoku Financial Group, Inc.	6,461,000	12,784
Honda Motor Co. Ltd.	521,400	12,964
Ibiden Co. Ltd.	2,346,400	43,891
Inpex Corp.	1,030	5,979
Isetan Mitsukoshi Holdings Ltd.	2,140,400	20,160
Itochu Corp.	7,904,000	41,769
Juroku Bank Ltd.	9,501,000	35,041
Konica Minolta Holdings, Inc.	831,000	5,457
Kubota Corp.	850,000	4,266
Marubeni Corp.	4,759,000	18,488
Marui Group Co. Ltd.	4,410,200	26,957
Misumi Group, Inc.	1,391,400	21,284
Mitsubishi Corp.	2,570,000	43,076
Mitsubishi UFJ Financial Group, Inc.	10,253,700	64,433
Mitsui Sumitomo Insurance Group Holdings, Inc.	786,000	21,841
Monex Beans Holdings, Inc. (d)	87,262	28,899
Namco Bandai Holdings, Inc.	1,242,400	12,775
NGK Insulators Ltd.	646,000	6,709
Nidec Corp.	1,338,100	71,964
Nikon Corp.	2,474,000	34,865
Nomura Holdings, Inc.	7,991,000	75,706
Nomura Holdings, Inc. sponsored ADR (d)	4,015,900	37,749
NSK Ltd.	6,117,000	24,965
Okamura Corp. (d)	4,931,000	28,557
OMC Card, Inc. (a)(d)	8,470,400	13,108
SBI Holdings, Inc.	280,734	33,687
Seven & I Holdings Co. Ltd.	1,577,900	44,302
Shinko Electric Co. Ltd. (d)(e)	8,516,000	21,759
SMC Corp.	535,000	50,503
Sumitomo Corp.	4,361,800	38,373
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Sumitomo Metal Mining Co. Ltd.	1,623,000	$ 12,171
Sumitomo Mitsui Financial Group, Inc.	8,679	34,791
THK Co. Ltd.	220,900	3,025
Tokai Carbon Co. Ltd.	8,516,000	44,650
Tokio Marine Holdings, Inc.	275,700	8,299
Toyota Motor Corp.	1,187,900	46,386
Toyota Motor Corp. sponsored ADR	196,600	14,959
Yamaguchi Financial Group, Inc.	2,314,000	22,132
TOTAL JAPAN		1,566,395
Luxembourg - 0.2%
ArcelorMittal SA (NY Shares) Class A	410,800	10,784
Netherlands - 3.5%
ASML Holding NV:
(Netherlands)	263,400	4,611
(NY Shares)	454,300	7,973
Heineken NV (Bearer)	467,400	15,767
ING Groep NV (Certificaten Van Aandelen)	1,448,800	13,590
Koninklijke KPN NV	3,996,200	56,279
Reed Elsevier NV sponsored ADR	300,650	8,012
Unilever NV:
(Certificaten Van Aandelen)	1,934,619	46,623
(NY Shares)	2,709,900	65,173
TOTAL NETHERLANDS		218,028
Norway - 0.6%
Hafslund ASA (B Shares)	154,363	1,576
Petroleum Geo-Services ASA (a)	3,792,850	18,886
Renewable Energy Corp. AS (a)	1,386,400	13,080
Yara International ASA	278,400	5,816
TOTAL NORWAY		39,358
Russia - 0.2%
OAO Gazprom sponsored ADR	570,800	11,673
Singapore - 0.6%
CapitaMall Trust	3,846,000	5,100
DBS Group Holdings Ltd.	2,358,000	18,000
Oversea-Chinese Banking Corp. Ltd.	2,171,000	7,340
Singapore Exchange Ltd.	1,875,000	6,711
TOTAL SINGAPORE		37,151
Common Stocks - continued
	Shares	Value (000s)
Spain - 1.9%
Laboratorios Almirall SA	515,400	$ 4,566
Repsol YPF SA sponsored ADR	464,900	8,889
Telefonica SA	1,399,900	25,919
Telefonica SA sponsored ADR	1,359,200	75,449
TOTAL SPAIN		114,823
Sweden - 0.3%
Assa Abloy AB (B Shares)	628,600	7,017
H&M Hennes & Mauritz AB (B Shares) (d)	348,450	12,493
TOTAL SWEDEN		19,510
Switzerland - 11.0%
Actelion Ltd. (Reg.) (a)	587,360	31,022
Basilea Pharmaceutica AG (a)	200,362	27,162
Credit Suisse Group sponsored ADR	916,300	34,270
Credit Suisse Group (Reg.)	315,120	11,781
Julius Baer Holding AG	645,406	25,237
Nestle SA:
(Reg.)	3,215,997	125,033
sponsored ADR	1,636,400	62,920
Novartis AG (Reg.)	724,480	36,765
Roche Holding AG (participation certificate)	1,475,749	225,637
SGS Societe Generale de Surveillance Holding SA (Reg.)	26,656	26,238
UBS AG:
(For. Reg.)	238,018	4,038
(NY Shares)	3,089,300	52,209
Zurich Financial Services AG (Reg.)	101,368	20,561
TOTAL SWITZERLAND		682,873
Taiwan - 2.0%
Advanced Semiconductor Engineering, Inc.	82,124,372	34,967
MediaTek, Inc.	552,000	4,954
Siliconware Precision Industries Co. Ltd. sponsored ADR	6,747,346	38,055
Taiwan Semiconductor Manufacturing Co. Ltd.	13,218,016	19,235
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,099,690	25,603
Wistron Corp.	276,765	221
TOTAL TAIWAN		123,035
United Kingdom - 16.2%
Anglo American PLC:
ADR	1,476,900	18,535
(United Kingdom)	118,900	2,983
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
AstraZeneca PLC:
(United Kingdom)	568,400	$ 24,085
sponsored ADR (d)	625,000	26,538
BHP Billiton PLC	2,706,500	45,952
BP PLC	8,389,600	68,379
BP PLC sponsored ADR	1,801,700	89,544
Capita Group PLC	2,343,800	24,215
Dawnay Day Treveria PLC	12,382,400	1,322
GlaxoSmithKline PLC	2,673,600	51,391
Greene King PLC	1,574,600	8,130
HBOS PLC	6,231,900	10,203
HSBC Holdings PLC (Hong Kong) (Reg.)	1,101,200	13,108
Informa PLC	1,634,200	5,536
Intertek Group PLC	647,400	7,666
JJB Sports PLC (a)	1,467,509	700
NETeller PLC (a)	5,995,500	4,893
Prudential PLC	4,971,300	24,969
Rio Tinto PLC (Reg.)	747,000	34,890
Royal Bank of Scotland Group PLC	4,602,200	5,069
Royal Bank of Scotland Group PLC sponsored ADR (d)	3,000,000	3,330
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,097,900	30,161
Class A sponsored ADR	1,031,600	57,574
Class B	7,207,716	195,390
Tesco PLC	2,201,954	12,063
Unilever PLC	984,600	22,117
Unilever PLC sponsored ADR	17,760	401
Vodafone Group PLC sponsored ADR	9,388,100	180,909
Wolseley PLC	598,800	3,277
Xstrata PLC	1,677,100	28,682
TOTAL UNITED KINGDOM		1,002,012
United States of America - 0.4%
ENSCO International, Inc.	175,200	6,659
Halliburton Co.	969,600	19,188
TOTAL UNITED STATES OF AMERICA		25,847
TOTAL COMMON STOCKS (Cost $9,079,380)		6,063,129
Preferred Stocks - 1.1%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.0%
Canada - 0.0%
MetroPhotonics, Inc. Series 2 (a)(f)	8,500	$ 0
Nonconvertible Preferred Stocks - 1.1%
France - 0.7%
L'Air Liquide SA	504,761	43,820
Germany - 0.2%
Henkel AG & Co. KGaA	362,700	10,531
Italy - 0.2%
Buzzi Unicem SpA (Risp)	1,569,595	13,110
Telecom Italia SpA (Risp)	3,570,900	3,005
TOTAL ITALY		16,115
TOTAL NONCONVERTIBLE PREFERRED STOCKS		70,466
TOTAL PREFERRED STOCKS (Cost $89,318)		70,466
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 1.81% (b)	4,113,361	4,113
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	120,232,603	120,233
TOTAL MONEY MARKET FUNDS (Cost $124,346)		124,346
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $9,293,044)		6,257,941
NET OTHER ASSETS - (1.1)%		(70,166)
NET ASSETS - 100%		$ 6,187,775
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $65,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
MetroPhotonics, Inc. Series 2	9/29/00	$ 85
OZ Optics Ltd. unit	8/18/00	$ 80
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 8,804
Fidelity Securities Lending Cash Central Fund	16,603
Total	$ 25,407
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arealink Co. Ltd.	$ 43,272	$ 1,190	$ -	$ 213	$ 2,760
Dawnay Day Treveria PLC	44,102	2,859	28,661	505	-
OMC Card, Inc.	42,243	23,787	28,368	-	-
Shinko Electric Co. Ltd.	-	45,735	16,607	606	21,759
Tokai Carbon Co. Ltd.	116,252	28,721	31,024	860	-
Total	$ 245,869	$ 102,292	$ 104,660	$ 2,184	$ 24,519
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of $464,857,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008
Assets
Investment in securities, at value (including securities loaned of $118,624) - See accompanying schedule: Unaffiliated issuers (cost $9,090,680)	$ 6,109,076
Fidelity Central Funds (cost $124,346)	124,346
Other affiliated issuers (cost $78,018)	24,519
Total Investments (cost $9,293,044)		$ 6,257,941
Receivable for investments sold		78,185
Receivable for fund shares sold		17,715
Dividends receivable		19,572
Distributions receivable from Fidelity Central Funds		521
Prepaid expenses		4
Other receivables		1,052
Total assets		6,374,990

Liabilities
Payable to custodian bank	$ 407
Payable for investments purchased	40,240
Payable for fund shares redeemed	18,338
Accrued management fee	3,805
Distribution fees payable	1,648
Other affiliated payables	1,945
Other payables and accrued expenses	599
Collateral on securities loaned, at value	120,233
Total liabilities		187,215

Net Assets		$ 6,187,775
Net Assets consist of:
Paid in capital		$ 9,668,916
Undistributed net investment income		203,893
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(649,382)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,035,652)
Net Assets		$ 6,187,775

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,003,598 ÷ 159,341 shares)	$ 12.57

Maximum offering price per share (100/94.25 of $12.57)	$ 13.34
Class T: Net Asset Value and redemption price per share ($1,110,366 ÷ 89,387 shares)	$ 12.42

Maximum offering price per share (100/96.50 of $12.42)	$ 12.87
Class B: Net Asset Value and offering price per share ($220,532 ÷ 18,450 shares)A	$ 11.95

Class C: Net Asset Value and offering price per share ($618,440 ÷ 51,617 shares)A	$ 11.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,234,839 ÷ 174,443 shares)	$ 12.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2008
Investment Income
Dividends (including $2,184 earned from other affiliated issuers)		$ 374,388
Interest		159
Income from Fidelity Central Funds		25,407
		399,954
Less foreign taxes withheld		(40,645)
Total income		359,309

Expenses
Management fee	$ 84,787
Transfer agent fees	27,405
Distribution fees	38,143
Accounting and security lending fees	2,085
Custodian fees and expenses	2,666
Independent trustees' compensation	55
Registration fees	389
Audit	100
Legal	71
Interest	15
Miscellaneous	1,440
Total expenses before reductions	157,156
Expense reductions	(5,122)	152,034
Net investment income (loss)		207,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(503,830)
Other affiliated issuers	(96,292)
Foreign currency transactions	2,572
Futures contracts	(504)
Total net realized gain (loss)		(598,054)
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,869,475)
Assets and liabilities in foreign currencies	300
Futures contracts	(10,753)
Total change in net unrealized appreciation (depreciation)		(5,879,928)
Net gain (loss)		(6,477,982)
Net increase (decrease) in net assets resulting from operations		$ (6,270,707)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 207,275	$ 187,123
Net realized gain (loss)	(598,054)	2,210,026
Change in net unrealized appreciation (depreciation)	(5,879,928)	806,084
Net increase (decrease) in net assets resulting from operations	(6,270,707)	3,203,233
Distributions to shareholders from net investment income	(134,646)	(133,151)
Distributions to shareholders from net realized gain	(1,880,749)	(974,839)
Total distributions	(2,015,395)	(1,107,990)
Share transactions - net increase (decrease)	(2,367,839)	320,019
Redemption fees	414	467
Total increase (decrease) in net assets	(10,653,527)	2,415,729

Net Assets
Beginning of period	16,841,302	14,425,573
End of period (including undistributed net investment income of $203,893 and undistributed net investment income of $152,430, respectively)	$ 6,187,775	$ 16,841,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.62	$ 23.42	$ 20.30	$ 16.97	$ 14.60
Income from Investment Operations
Net investment income (loss) C	.36	.31	.30	.19	.08
Net realized and unrealized gain (loss)	(11.15)	4.69	3.91	3.27	2.41
Total from investment operations	(10.79)	5.00	4.21	3.46	2.49
Distributions from net investment income	(.24)	(.23)	(.14)	(.05)	(.12)
Distributions from net realized gain	(3.02)	(1.57)	(.95)	(.08)	-
Total distributions	(3.26)	(1.80)	(1.09)	(.13)	(.12)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.57	$ 26.62	$ 23.42	$ 20.30	$ 16.97
Total Return A,B	(45.95)%	22.76%	21.54%	20.50%	17.15%
Ratios to Average Net Assets D,F
Expenses before reductions	1.26%	1.25%	1.26%	1.27%	1.31%
Expenses net of fee waivers, if any	1.26%	1.25%	1.26%	1.27%	1.31%
Expenses net of all reductions	1.22%	1.21%	1.20%	1.20%	1.27%
Net investment income (loss)	1.80%	1.26%	1.33%	1.02%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 2,004	$ 5,774	$ 4,694	$ 2,792	$ 1,294
Portfolio turnover rate E	88%	105%	83%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.30	$ 23.17	$ 20.12	$ 16.82	$ 14.47
Income from Investment Operations
Net investment income (loss) C	.31	.25	.25	.15	.03
Net realized and unrealized gain (loss)	(11.01)	4.63	3.89	3.23	2.39
Total from investment operations	(10.70)	4.88	4.14	3.38	2.42
Distributions from net investment income	(.16)	(.18)	(.14)	-	(.07)
Distributions from net realized gain	(3.02)	(1.57)	(.95)	(.08)	-
Total distributions	(3.18)	(1.75)	(1.09)	(.08)	(.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.42	$ 26.30	$ 23.17	$ 20.12	$ 16.82
Total Return A,B	(46.04)%	22.43%	21.33%	20.16%	16.78%
Ratios to Average Net Assets D,F
Expenses before reductions	1.49%	1.47%	1.48%	1.51%	1.61%
Expenses net of fee waivers, if any	1.49%	1.47%	1.48%	1.51%	1.61%
Expenses net of all reductions	1.44%	1.43%	1.42%	1.45%	1.57%
Net investment income (loss)	1.57%	1.04%	1.12%	.77%	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 1,110	$ 3,569	$ 3,609	$ 2,420	$ 1,510
Portfolio turnover rate E	88%	105%	83%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.44	$ 22.46	$ 19.60	$ 16.46	$ 14.19
Income from Investment Operations
Net investment income (loss) C	.18	.10	.10	.02	(.07)
Net realized and unrealized gain (loss)	(10.62)	4.50	3.79	3.16	2.35
Total from investment operations	(10.44)	4.60	3.89	3.18	2.28
Distributions from net investment income	(.03)	(.05)	(.08)	-	(.01)
Distributions from net realized gain	(3.02)	(1.57)	(.95)	(.04)	-
Total distributions	(3.05)	(1.62)	(1.03)	(.04)	(.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 11.95	$ 25.44	$ 22.46	$ 19.60	$ 16.46
Total Return A,B	(46.39)%	21.73%	20.55%	19.35%	16.08%
Ratios to Average Net Assets D,F
Expenses before reductions	2.08%	2.08%	2.12%	2.16%	2.24%
Expenses net of fee waivers, if any	2.08%	2.08%	2.12%	2.16%	2.24%
Expenses net of all reductions	2.04%	2.04%	2.06%	2.10%	2.20%
Net investment income (loss)	.97%	.42%	.48%	.12%	(.42)%
Supplemental Data
Net assets, end of period (in millions)	$ 221	$ 559	$ 508	$ 351	$ 196
Portfolio turnover rate E	88%	105%	83%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.50	$ 22.53	$ 19.65	$ 16.48	$ 14.22
Income from Investment Operations
Net investment income (loss) C	.20	.12	.12	.04	(.05)
Net realized and unrealized gain (loss)	(10.64)	4.50	3.79	3.17	2.35
Total from investment operations	(10.44)	4.62	3.91	3.21	2.30
Distributions from net investment income	(.06)	(.08)	(.08)	-	(.04)
Distributions from net realized gain	(3.02)	(1.57)	(.95)	(.04)	-
Total distributions	(3.08)	(1.65)	(1.03)	(.04)	(.04)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 11.98	$ 25.50	$ 22.53	$ 19.65	$ 16.48
Total Return A,B	(46.33)%	21.81%	20.62%	19.51%	16.21%
Ratios to Average Net Assets D,F
Expenses before reductions	2.01%	2.00%	2.02%	2.05%	2.13%
Expenses net of fee waivers, if any	2.01%	2.00%	2.02%	2.05%	2.13%
Expenses net of all reductions	1.97%	1.96%	1.96%	1.99%	2.09%
Net investment income (loss)	1.04%	.51%	.57%	.23%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 618	$ 1,673	$ 1,395	$ 758	$ 381
Portfolio turnover rate E	88%	105%	83%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.06	$ 23.78	$ 20.56	$ 17.18	$ 14.74
Income from Investment Operations
Net investment income (loss) B	.41	.38	.37	.25	.13
Net realized and unrealized gain (loss)	(11.34)	4.76	3.98	3.30	2.44
Total from investment operations	(10.93)	5.14	4.35	3.55	2.57
Distributions from net investment income	(.30)	(.29)	(.18)	(.09)	(.13)
Distributions from net realized gain	(3.02)	(1.57)	(.95)	(.08)	-
Total distributions	(3.32)	(1.86)	(1.13)	(.17)	(.13)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 12.81	$ 27.06	$ 23.78	$ 20.56	$ 17.18
Total Return A	(45.79)%	23.07%	21.96%	20.81%	17.54%
Ratios to Average Net Assets C,E
Expenses before reductions	.99%	.98%	.97%	.97%	1.03%
Expenses net of fee waivers, if any	.99%	.98%	.97%	.97%	1.03%
Expenses net of all reductions	.94%	.94%	.92%	.91%	.98%
Net investment income (loss)	2.07%	1.53%	1.62%	1.32%	.80%
Supplemental Data
Net assets, end of period (in millions)	$ 2,235	$ 5,266	$ 4,220	$ 2,213	$ 1,185
Portfolio turnover rate D	88%	105%	83%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 218,621
Unrealized depreciation	(3,439,710)
Net unrealized appreciation (depreciation)	(3,221,089)
Undistributed ordinary income	195,802
Capital loss carryforward	(464,857)

Cost for federal income tax purposes	$ 9,479,030

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 309,020	$ 313,217
Long-term Capital Gains	1,706,375	794,773
Total	$ 2,015,395	$ 1,107,990

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,395,778 and $14,383,139, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 10,178	$ 474
Class T	.25%	.25%	11,717	326
Class B	.75%	.25%	4,108	3,088
Class C	.75%	.25%	12,140	1,229
			$ 38,143	$ 5,117

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 419
Class T	86
Class B*	913
Class C*	123
$ 1,541

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 9,714.24
Class T	4,981.21
Class B	1,264.31
Class C	2,878.24
Institutional Class	8,568.22
	$ 27,405

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,184	3.76%	$ 15

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $25 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $16,603.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,048 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 30
Class T	17
Institutional Class	24
$ 71

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, lnc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI'S insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 51,458	$ 46,511
Class T	20,765	28,116
Class B	649	1,108
Class C	3,823	5,232
Institutional Class	57,951	52,184
Total	$ 134,646	$ 133,151
From net realized gain
Class A	$ 650,221	$ 316,111
Class T	391,932	243,882
Class B	65,309	35,514
Class C	195,682	97,793
Institutional Class	577,605	281,539
Total	$ 1,880,749	$ 974,839

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	36,978	64,291	$ 736,803	$ 1,554,629
Reinvestment of distributions	26,184	13,015	589,918	292,975
Shares redeemed	(120,763)	(60,769)	(2,301,351)	(1,466,102)
Net increase (decrease)	(57,601)	16,537	$ (974,630)	$ 381,502
Class T
Shares sold	12,597	27,062	$ 249,376	$ 641,406
Reinvestment of distributions	17,846	11,891	398,138	265,043
Shares redeemed	(76,733)	(59,029)	(1,486,718)	(1,416,423)
Net increase (decrease)	(46,290)	(20,076)	$ (839,204)	$ (509,974)
Class B
Shares sold	1,517	3,350	$ 29,730	$ 77,002
Reinvestment of distributions	2,657	1,452	57,330	31,456
Shares redeemed	(7,700)	(5,448)	(138,613)	(125,817)
Net increase (decrease)	(3,526)	(646)	$ (51,553)	$ (17,359)
Class C
Shares sold	6,466	12,688	$ 129,678	$ 291,365
Reinvestment of distributions	6,582	3,357	142,312	72,889
Shares redeemed	(27,030)	(12,337)	(481,929)	(287,237)
Net increase (decrease)	(13,982)	3,708	$ (209,939)	$ 77,017
Institutional Class
Shares sold	70,399	71,325	$ 1,369,597	$ 1,740,183
Reinvestment of distributions	18,926	9,822	433,411	224,239
Shares redeemed	(109,533)	(63,957)	(2,095,521)	(1,575,589)
Net increase (decrease)	(20,208)	17,190	$ (292,513)	$ 388,833

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008
Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Class A designates 61%, Class T designates 71%, Class B designates 96%, and Class C designates 89%, of each dividend distributed in December 2007, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/07	$0.364	$0.0579
Class T	12/10/07	$0.314	$0.0579
Class B	12/10/07	$0.232	$0.0579
Class C	12/10/07	$0.251	$0.0579

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified International Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified International Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
Company (Hong Kong) Limited

Fidelity Management & Research
Company (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIF-UANN-1208
1.784735.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Diversified International
Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-45.79%	2.93%	6.03%

A From December 17, 1998.

$10,000 Over Life of Fund*

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Institutional Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI SM Europe, Australia, Far East (MSCI® EAFE®) Index performed over the same period.

* From December 31, 1998 (first date following the fund's commencement for which the life of fund return for the MSCI EAFE Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Penny Dobkin, Portfolio Manager of Fidelity® Advisor Diversified International Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the 12 months ending October 31, 2008, the fund's Class A, Class T, Class B and Class C shares declined 45.95%, 46.04%, 46.39% and 46.33%, respectively (excluding sales charges), slightly outperforming the MSCI EAFE index. Good stock selection and our cash position were the primary drivers of the fund's outperformance versus the benchmark. In particular, good picks in financials, consumer staples and industrials helped. By contrast, the fund's relative overweighting in diversified financials as well as stock picks in energy, utilities and consumer discretionary all hurt. On a geographic basis, stock selection in Japan detracted. Looking at individual stocks, Swiss pharmaceutical company Roche Holding did well, reflecting investors' attraction to more-defensive pharmaceutical companies that could deliver positive earnings. Fellow Swiss holding and food giant Nestle also helped, getting a boost from good earnings growth. Underweighting German automaker Volkswagen, which benefited from its largest shareholder, Porsche, taking a bigger position in its stock, hurt. This stock was sold from the portfolio. Overweighting German insurer Allianz, which sold its investment-banking unit to a German bank, turned out to be a bad move, as investors shied away from bank-related stocks.

For the 12 months ending October 31, 2008, the fund's Institutional Class shares declined 45.79%, outperforming the MSCI EAFE index. Good stock selection and our cash position were the primary drivers of the fund's outperformance versus the benchmark. In particular, good picks in financials, consumer staples and industrials helped. By contrast, the fund's relative overweighting in diversified financials as well as stock picks in energy, utilities and consumer discretionary all hurt. On a geographic basis, stock selection in Japan detracted. Looking at individual stocks, Swiss pharmaceutical company Roche Holding did well, reflecting investors' attraction to more-defensive pharmaceutical companies that could deliver positive earnings. Fellow Swiss holding and food giant Nestle also helped, getting a boost from good earnings growth. Underweighting German automaker Volkswagen, which benefited from its largest shareholder, Porsche, taking a bigger position in its stock, hurt. This stock was sold from the portfolio. Overweighting German insurer Allianz, which sold its investment-banking unit to a German bank, turned out to be a bad move, as investors shied away from bank-related stocks.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.28%
Actual		$ 1,000.00	$ 600.00	$ 5.15
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.50
Class T	1.50%
Actual		$ 1,000.00	$ 599.40	$ 6.03
Hypothetical A		$ 1,000.00	$ 1,017.60	$ 7.61
Class B	2.09%
Actual		$ 1,000.00	$ 597.80	$ 8.39
Hypothetical A		$ 1,000.00	$ 1,014.63	$ 10.58
Class C	2.03%
Actual		$ 1,000.00	$ 597.80	$ 8.15
Hypothetical A		$ 1,000.00	$ 1,014.93	$ 10.28
Institutional Class	1.00%
Actual		$ 1,000.00	$ 601.10	$ 4.02
Hypothetical A		$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.7	1.7
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	3.2	2.2
E.ON AG (Germany, Electric Utilities)	3.1	2.5
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.9	2.3
Total SA sponsored ADR (France, Oil, Gas & Consumable Fuels)	2.9	2.1
	15.8
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.6	26.0
Energy	15.7	12.2
Industrials	9.2	13.3
Consumer Staples	9.0	6.3
Health Care	8.6	6.5
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	25.3	26.8
United Kingdom	16.2	9.7
Germany	12.6	11.5
Switzerland	11.0	8.7
France	10.9	14.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 99.1%	Stocks 98.8%
Short-Term Investments and Net Other Assets 0.9%	Short-Term Investments and Net Other Assets 1.2%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
Australia - 2.5%
Australia & New Zealand Banking Group Ltd.	805,419	$ 9,437
BHP Billiton Ltd. sponsored ADR (d)	2,804,700	109,047
Brambles Ltd.	1,306,661	6,966
CSL Ltd.	402,397	9,781
Rio Tinto Ltd.	200,426	10,363
Wesfarmers Ltd.	665,048	9,553
TOTAL AUSTRALIA		155,147
Austria - 0.3%
voestalpine AG	624,700	15,245
Belgium - 0.9%
Delhaize Group SA	681,500	38,327
KBC Groupe SA	353,400	15,193
TOTAL BELGIUM		53,520
Bermuda - 0.1%
Aquarius Platinum Ltd. (United Kingdom)	1,177,100	2,925
TPV Technology Ltd.	15,168,000	3,011
TOTAL BERMUDA		5,936
Brazil - 0.5%
BM&F BOVESPA SA	9,635,569	25,600
Medial Saude SA	1,952,000	6,133
TOTAL BRAZIL		31,733
Canada - 1.5%
EnCana Corp.	767,608	38,979
Nexen, Inc.	1,419,600	22,534
Open Text Corp. (a)(d)	725,300	18,382
OZ Optics Ltd. unit (f)	5,400	65
Talisman Energy, Inc.	1,132,100	11,182
TOTAL CANADA		91,142
Cayman Islands - 0.0%
Lee & Man Paper Manufacturing Ltd.	747,400	244
China - 0.2%
Bank of China (H Shares)	12,499,000	3,650
Industrial & Commercial Bank of China	9,443,000	4,443
Zhejiang Expressway Co. Ltd. (H Shares)	13,346,000	6,394
TOTAL CHINA		14,487
Common Stocks - continued
	Shares	Value (000s)
Finland - 1.8%
Neste Oil Oyj	1,775,100	$ 28,076
Nokia Corp.	1,394,750	21,365
Nokia Corp. sponsored ADR	4,101,900	62,267
TOTAL FINLAND		111,708
France - 10.2%
Alcatel-Lucent SA sponsored ADR (a)	14,916,600	38,336
Alstom SA	874,800	43,358
AXA SA	1,066,900	20,382
AXA SA sponsored ADR	456,700	8,545
BNP Paribas SA	638,200	46,079
Cap Gemini SA	1,036,700	33,402
Carrefour SA	132,000	5,576
Compagnie Generale de Geophysique SA (a)	1,016,000	16,428
GDF Suez	1,653,640	73,917
Groupe Danone	46,100	2,567
Orpea (a)(d)	118,800	3,865
Pernod Ricard SA	41,480	2,701
Renault SA	901,100	27,617
Sanofi-Aventis sponsored ADR	1,095,400	34,637
Societe Generale Series A	38,200	2,082
Sodexho Alliance SA	731,800	35,137
Total SA sponsored ADR	3,239,600	179,603
Unibail-Rodamco	158,700	23,803
Vivendi	1,260,820	32,957
TOTAL FRANCE		630,992
Germany - 12.4%
Allianz AG:
(Reg.)	491,900	36,812
sponsored ADR	7,777,770	58,955
Bayer AG	284,500	15,838
Bayerische Motoren Werke AG (BMW)	24,400	633
Daimler AG (Reg.)	589,600	20,389
Deutsche Bank AG	470,400	17,863
Deutsche Boerse AG	369,900	29,576
Deutsche Telekom AG:
(Reg.)	2,306,200	34,446
sponsored ADR	945,800	14,045
E.ON AG	883,500	33,800
E.ON AG sponsored ADR	4,279,300	162,613
GFK AG	398,756	7,874
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Henkel AG & Co. KGaA	101,260	$ 2,513
K&S AG	14,900	590
Linde AG	671,256	56,373
Merck KGaA	252,700	22,679
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	690,200	91,607
Q-Cells AG (a)(d)	190,000	7,475
RWE AG	1,015,600	84,873
Siemens AG (Reg.)	1,083,100	64,906
Symrise AG	400,100	4,970
TOTAL GERMANY		768,830
Greece - 0.8%
Hellenic Exchanges Holding SA	3,149,700	27,523
Public Power Corp. of Greece	1,656,540	20,483
TOTAL GREECE		48,006
Hong Kong - 0.4%
Cheung Kong Holdings Ltd.	1,046,000	10,043
Hong Kong Exchanges & Clearing Ltd.	1,162,900	11,793
TOTAL HONG KONG		21,836
Indonesia - 0.1%
PT Bumi Resources Tbk	52,085,500	6,819
Ireland - 0.0%
Smurfit Kappa Group PLC	1,604,800	2,864
Israel - 0.3%
Mizrahi Tefahot Bank Ltd.	3,045,215	15,808
Italy - 3.8%
Edison SpA	3,141,200	4,528
ENI SpA	5,787,900	138,146
ENI SpA sponsored ADR	289,100	13,891
Finmeccanica SpA	1,267,400	15,506
Intesa Sanpaolo SpA	9,287,000	33,971
Pirelli & C. Real Estate SpA	400,000	2,834
Prysmian SpA	1,873,700	22,730
UniCredit SpA	2,336,450	5,717
TOTAL ITALY		237,323
Japan - 25.3%
ABC-Mart, Inc.	172,000	5,292
ACOM Co. Ltd.	570,940	21,808
Aeon Co. Ltd.	8,894,200	85,283
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Aeon Mall Co. Ltd.	995,200	$ 24,566
Aoyama Trading Co. Ltd.	1,633,400	19,096
Arealink Co. Ltd. (e)	99,519	2,760
Asics Corp.	922,000	5,777
Bank of Nagoya Ltd.	8,731,000	52,556
Canon, Inc.	518,100	18,128
Chiba Bank Ltd.	7,158,000	35,378
Daiwa Securities Group, Inc.	26,368,000	149,065
DCM Japan Holdings Co. Ltd. (d)	3,112,820	22,813
FamilyMart Co. Ltd.	314,000	12,440
Fuji Machine Manufacturing Co. Ltd.	1,200,500	10,366
Fukuoka Financial Group, Inc.	3,732,000	12,343
Hokuhoku Financial Group, Inc.	6,461,000	12,784
Honda Motor Co. Ltd.	521,400	12,964
Ibiden Co. Ltd.	2,346,400	43,891
Inpex Corp.	1,030	5,979
Isetan Mitsukoshi Holdings Ltd.	2,140,400	20,160
Itochu Corp.	7,904,000	41,769
Juroku Bank Ltd.	9,501,000	35,041
Konica Minolta Holdings, Inc.	831,000	5,457
Kubota Corp.	850,000	4,266
Marubeni Corp.	4,759,000	18,488
Marui Group Co. Ltd.	4,410,200	26,957
Misumi Group, Inc.	1,391,400	21,284
Mitsubishi Corp.	2,570,000	43,076
Mitsubishi UFJ Financial Group, Inc.	10,253,700	64,433
Mitsui Sumitomo Insurance Group Holdings, Inc.	786,000	21,841
Monex Beans Holdings, Inc. (d)	87,262	28,899
Namco Bandai Holdings, Inc.	1,242,400	12,775
NGK Insulators Ltd.	646,000	6,709
Nidec Corp.	1,338,100	71,964
Nikon Corp.	2,474,000	34,865
Nomura Holdings, Inc.	7,991,000	75,706
Nomura Holdings, Inc. sponsored ADR (d)	4,015,900	37,749
NSK Ltd.	6,117,000	24,965
Okamura Corp. (d)	4,931,000	28,557
OMC Card, Inc. (a)(d)	8,470,400	13,108
SBI Holdings, Inc.	280,734	33,687
Seven & I Holdings Co. Ltd.	1,577,900	44,302
Shinko Electric Co. Ltd. (d)(e)	8,516,000	21,759
SMC Corp.	535,000	50,503
Sumitomo Corp.	4,361,800	38,373
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Sumitomo Metal Mining Co. Ltd.	1,623,000	$ 12,171
Sumitomo Mitsui Financial Group, Inc.	8,679	34,791
THK Co. Ltd.	220,900	3,025
Tokai Carbon Co. Ltd.	8,516,000	44,650
Tokio Marine Holdings, Inc.	275,700	8,299
Toyota Motor Corp.	1,187,900	46,386
Toyota Motor Corp. sponsored ADR	196,600	14,959
Yamaguchi Financial Group, Inc.	2,314,000	22,132
TOTAL JAPAN		1,566,395
Luxembourg - 0.2%
ArcelorMittal SA (NY Shares) Class A	410,800	10,784
Netherlands - 3.5%
ASML Holding NV:
(Netherlands)	263,400	4,611
(NY Shares)	454,300	7,973
Heineken NV (Bearer)	467,400	15,767
ING Groep NV (Certificaten Van Aandelen)	1,448,800	13,590
Koninklijke KPN NV	3,996,200	56,279
Reed Elsevier NV sponsored ADR	300,650	8,012
Unilever NV:
(Certificaten Van Aandelen)	1,934,619	46,623
(NY Shares)	2,709,900	65,173
TOTAL NETHERLANDS		218,028
Norway - 0.6%
Hafslund ASA (B Shares)	154,363	1,576
Petroleum Geo-Services ASA (a)	3,792,850	18,886
Renewable Energy Corp. AS (a)	1,386,400	13,080
Yara International ASA	278,400	5,816
TOTAL NORWAY		39,358
Russia - 0.2%
OAO Gazprom sponsored ADR	570,800	11,673
Singapore - 0.6%
CapitaMall Trust	3,846,000	5,100
DBS Group Holdings Ltd.	2,358,000	18,000
Oversea-Chinese Banking Corp. Ltd.	2,171,000	7,340
Singapore Exchange Ltd.	1,875,000	6,711
TOTAL SINGAPORE		37,151
Common Stocks - continued
	Shares	Value (000s)
Spain - 1.9%
Laboratorios Almirall SA	515,400	$ 4,566
Repsol YPF SA sponsored ADR	464,900	8,889
Telefonica SA	1,399,900	25,919
Telefonica SA sponsored ADR	1,359,200	75,449
TOTAL SPAIN		114,823
Sweden - 0.3%
Assa Abloy AB (B Shares)	628,600	7,017
H&M Hennes & Mauritz AB (B Shares) (d)	348,450	12,493
TOTAL SWEDEN		19,510
Switzerland - 11.0%
Actelion Ltd. (Reg.) (a)	587,360	31,022
Basilea Pharmaceutica AG (a)	200,362	27,162
Credit Suisse Group sponsored ADR	916,300	34,270
Credit Suisse Group (Reg.)	315,120	11,781
Julius Baer Holding AG	645,406	25,237
Nestle SA:
(Reg.)	3,215,997	125,033
sponsored ADR	1,636,400	62,920
Novartis AG (Reg.)	724,480	36,765
Roche Holding AG (participation certificate)	1,475,749	225,637
SGS Societe Generale de Surveillance Holding SA (Reg.)	26,656	26,238
UBS AG:
(For. Reg.)	238,018	4,038
(NY Shares)	3,089,300	52,209
Zurich Financial Services AG (Reg.)	101,368	20,561
TOTAL SWITZERLAND		682,873
Taiwan - 2.0%
Advanced Semiconductor Engineering, Inc.	82,124,372	34,967
MediaTek, Inc.	552,000	4,954
Siliconware Precision Industries Co. Ltd. sponsored ADR	6,747,346	38,055
Taiwan Semiconductor Manufacturing Co. Ltd.	13,218,016	19,235
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,099,690	25,603
Wistron Corp.	276,765	221
TOTAL TAIWAN		123,035
United Kingdom - 16.2%
Anglo American PLC:
ADR	1,476,900	18,535
(United Kingdom)	118,900	2,983
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
AstraZeneca PLC:
(United Kingdom)	568,400	$ 24,085
sponsored ADR (d)	625,000	26,538
BHP Billiton PLC	2,706,500	45,952
BP PLC	8,389,600	68,379
BP PLC sponsored ADR	1,801,700	89,544
Capita Group PLC	2,343,800	24,215
Dawnay Day Treveria PLC	12,382,400	1,322
GlaxoSmithKline PLC	2,673,600	51,391
Greene King PLC	1,574,600	8,130
HBOS PLC	6,231,900	10,203
HSBC Holdings PLC (Hong Kong) (Reg.)	1,101,200	13,108
Informa PLC	1,634,200	5,536
Intertek Group PLC	647,400	7,666
JJB Sports PLC (a)	1,467,509	700
NETeller PLC (a)	5,995,500	4,893
Prudential PLC	4,971,300	24,969
Rio Tinto PLC (Reg.)	747,000	34,890
Royal Bank of Scotland Group PLC	4,602,200	5,069
Royal Bank of Scotland Group PLC sponsored ADR (d)	3,000,000	3,330
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,097,900	30,161
Class A sponsored ADR	1,031,600	57,574
Class B	7,207,716	195,390
Tesco PLC	2,201,954	12,063
Unilever PLC	984,600	22,117
Unilever PLC sponsored ADR	17,760	401
Vodafone Group PLC sponsored ADR	9,388,100	180,909
Wolseley PLC	598,800	3,277
Xstrata PLC	1,677,100	28,682
TOTAL UNITED KINGDOM		1,002,012
United States of America - 0.4%
ENSCO International, Inc.	175,200	6,659
Halliburton Co.	969,600	19,188
TOTAL UNITED STATES OF AMERICA		25,847
TOTAL COMMON STOCKS (Cost $9,079,380)		6,063,129
Preferred Stocks - 1.1%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.0%
Canada - 0.0%
MetroPhotonics, Inc. Series 2 (a)(f)	8,500	$ 0
Nonconvertible Preferred Stocks - 1.1%
France - 0.7%
L'Air Liquide SA	504,761	43,820
Germany - 0.2%
Henkel AG & Co. KGaA	362,700	10,531
Italy - 0.2%
Buzzi Unicem SpA (Risp)	1,569,595	13,110
Telecom Italia SpA (Risp)	3,570,900	3,005
TOTAL ITALY		16,115
TOTAL NONCONVERTIBLE PREFERRED STOCKS		70,466
TOTAL PREFERRED STOCKS (Cost $89,318)		70,466
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 1.81% (b)	4,113,361	4,113
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	120,232,603	120,233
TOTAL MONEY MARKET FUNDS (Cost $124,346)		124,346
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $9,293,044)		6,257,941
NET OTHER ASSETS - (1.1)%		(70,166)
NET ASSETS - 100%		$ 6,187,775
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $65,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
MetroPhotonics, Inc. Series 2	9/29/00	$ 85
OZ Optics Ltd. unit	8/18/00	$ 80
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 8,804
Fidelity Securities Lending Cash Central Fund	16,603
Total	$ 25,407
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arealink Co. Ltd.	$ 43,272	$ 1,190	$ -	$ 213	$ 2,760
Dawnay Day Treveria PLC	44,102	2,859	28,661	505	-
OMC Card, Inc.	42,243	23,787	28,368	-	-
Shinko Electric Co. Ltd.	-	45,735	16,607	606	21,759
Tokai Carbon Co. Ltd.	116,252	28,721	31,024	860	-
Total	$ 245,869	$ 102,292	$ 104,660	$ 2,184	$ 24,519
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of $464,857,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008
Assets
Investment in securities, at value (including securities loaned of $118,624) - See accompanying schedule: Unaffiliated issuers (cost $9,090,680)	$ 6,109,076
Fidelity Central Funds (cost $124,346)	124,346
Other affiliated issuers (cost $78,018)	24,519
Total Investments (cost $9,293,044)		$ 6,257,941
Receivable for investments sold		78,185
Receivable for fund shares sold		17,715
Dividends receivable		19,572
Distributions receivable from Fidelity Central Funds		521
Prepaid expenses		4
Other receivables		1,052
Total assets		6,374,990

Liabilities
Payable to custodian bank	$ 407
Payable for investments purchased	40,240
Payable for fund shares redeemed	18,338
Accrued management fee	3,805
Distribution fees payable	1,648
Other affiliated payables	1,945
Other payables and accrued expenses	599
Collateral on securities loaned, at value	120,233
Total liabilities		187,215

Net Assets		$ 6,187,775
Net Assets consist of:
Paid in capital		$ 9,668,916
Undistributed net investment income		203,893
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(649,382)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,035,652)
Net Assets		$ 6,187,775

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,003,598 ÷ 159,341 shares)	$ 12.57

Maximum offering price per share (100/94.25 of $12.57)	$ 13.34
Class T: Net Asset Value and redemption price per share ($1,110,366 ÷ 89,387 shares)	$ 12.42

Maximum offering price per share (100/96.50 of $12.42)	$ 12.87
Class B: Net Asset Value and offering price per share ($220,532 ÷ 18,450 shares)A	$ 11.95

Class C: Net Asset Value and offering price per share ($618,440 ÷ 51,617 shares)A	$ 11.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,234,839 ÷ 174,443 shares)	$ 12.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2008
Investment Income
Dividends (including $2,184 earned from other affiliated issuers)		$ 374,388
Interest		159
Income from Fidelity Central Funds		25,407
		399,954
Less foreign taxes withheld		(40,645)
Total income		359,309

Expenses
Management fee	$ 84,787
Transfer agent fees	27,405
Distribution fees	38,143
Accounting and security lending fees	2,085
Custodian fees and expenses	2,666
Independent trustees' compensation	55
Registration fees	389
Audit	100
Legal	71
Interest	15
Miscellaneous	1,440
Total expenses before reductions	157,156
Expense reductions	(5,122)	152,034
Net investment income (loss)		207,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(503,830)
Other affiliated issuers	(96,292)
Foreign currency transactions	2,572
Futures contracts	(504)
Total net realized gain (loss)		(598,054)
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,869,475)
Assets and liabilities in foreign currencies	300
Futures contracts	(10,753)
Total change in net unrealized appreciation (depreciation)		(5,879,928)
Net gain (loss)		(6,477,982)
Net increase (decrease) in net assets resulting from operations		$ (6,270,707)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 207,275	$ 187,123
Net realized gain (loss)	(598,054)	2,210,026
Change in net unrealized appreciation (depreciation)	(5,879,928)	806,084
Net increase (decrease) in net assets resulting from operations	(6,270,707)	3,203,233
Distributions to shareholders from net investment income	(134,646)	(133,151)
Distributions to shareholders from net realized gain	(1,880,749)	(974,839)
Total distributions	(2,015,395)	(1,107,990)
Share transactions - net increase (decrease)	(2,367,839)	320,019
Redemption fees	414	467
Total increase (decrease) in net assets	(10,653,527)	2,415,729

Net Assets
Beginning of period	16,841,302	14,425,573
End of period (including undistributed net investment income of $203,893 and undistributed net investment income of $152,430, respectively)	$ 6,187,775	$ 16,841,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.62	$ 23.42	$ 20.30	$ 16.97	$ 14.60
Income from Investment Operations
Net investment income (loss) C	.36	.31	.30	.19	.08
Net realized and unrealized gain (loss)	(11.15)	4.69	3.91	3.27	2.41
Total from investment operations	(10.79)	5.00	4.21	3.46	2.49
Distributions from net investment income	(.24)	(.23)	(.14)	(.05)	(.12)
Distributions from net realized gain	(3.02)	(1.57)	(.95)	(.08)	-
Total distributions	(3.26)	(1.80)	(1.09)	(.13)	(.12)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.57	$ 26.62	$ 23.42	$ 20.30	$ 16.97
Total Return A,B	(45.95)%	22.76%	21.54%	20.50%	17.15%
Ratios to Average Net Assets D,F
Expenses before reductions	1.26%	1.25%	1.26%	1.27%	1.31%
Expenses net of fee waivers, if any	1.26%	1.25%	1.26%	1.27%	1.31%
Expenses net of all reductions	1.22%	1.21%	1.20%	1.20%	1.27%
Net investment income (loss)	1.80%	1.26%	1.33%	1.02%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 2,004	$ 5,774	$ 4,694	$ 2,792	$ 1,294
Portfolio turnover rate E	88%	105%	83%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.30	$ 23.17	$ 20.12	$ 16.82	$ 14.47
Income from Investment Operations
Net investment income (loss) C	.31	.25	.25	.15	.03
Net realized and unrealized gain (loss)	(11.01)	4.63	3.89	3.23	2.39
Total from investment operations	(10.70)	4.88	4.14	3.38	2.42
Distributions from net investment income	(.16)	(.18)	(.14)	-	(.07)
Distributions from net realized gain	(3.02)	(1.57)	(.95)	(.08)	-
Total distributions	(3.18)	(1.75)	(1.09)	(.08)	(.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.42	$ 26.30	$ 23.17	$ 20.12	$ 16.82
Total Return A,B	(46.04)%	22.43%	21.33%	20.16%	16.78%
Ratios to Average Net Assets D,F
Expenses before reductions	1.49%	1.47%	1.48%	1.51%	1.61%
Expenses net of fee waivers, if any	1.49%	1.47%	1.48%	1.51%	1.61%
Expenses net of all reductions	1.44%	1.43%	1.42%	1.45%	1.57%
Net investment income (loss)	1.57%	1.04%	1.12%	.77%	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 1,110	$ 3,569	$ 3,609	$ 2,420	$ 1,510
Portfolio turnover rate E	88%	105%	83%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.44	$ 22.46	$ 19.60	$ 16.46	$ 14.19
Income from Investment Operations
Net investment income (loss) C	.18	.10	.10	.02	(.07)
Net realized and unrealized gain (loss)	(10.62)	4.50	3.79	3.16	2.35
Total from investment operations	(10.44)	4.60	3.89	3.18	2.28
Distributions from net investment income	(.03)	(.05)	(.08)	-	(.01)
Distributions from net realized gain	(3.02)	(1.57)	(.95)	(.04)	-
Total distributions	(3.05)	(1.62)	(1.03)	(.04)	(.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 11.95	$ 25.44	$ 22.46	$ 19.60	$ 16.46
Total Return A,B	(46.39)%	21.73%	20.55%	19.35%	16.08%
Ratios to Average Net Assets D,F
Expenses before reductions	2.08%	2.08%	2.12%	2.16%	2.24%
Expenses net of fee waivers, if any	2.08%	2.08%	2.12%	2.16%	2.24%
Expenses net of all reductions	2.04%	2.04%	2.06%	2.10%	2.20%
Net investment income (loss)	.97%	.42%	.48%	.12%	(.42)%
Supplemental Data
Net assets, end of period (in millions)	$ 221	$ 559	$ 508	$ 351	$ 196
Portfolio turnover rate E	88%	105%	83%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.50	$ 22.53	$ 19.65	$ 16.48	$ 14.22
Income from Investment Operations
Net investment income (loss) C	.20	.12	.12	.04	(.05)
Net realized and unrealized gain (loss)	(10.64)	4.50	3.79	3.17	2.35
Total from investment operations	(10.44)	4.62	3.91	3.21	2.30
Distributions from net investment income	(.06)	(.08)	(.08)	-	(.04)
Distributions from net realized gain	(3.02)	(1.57)	(.95)	(.04)	-
Total distributions	(3.08)	(1.65)	(1.03)	(.04)	(.04)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 11.98	$ 25.50	$ 22.53	$ 19.65	$ 16.48
Total Return A,B	(46.33)%	21.81%	20.62%	19.51%	16.21%
Ratios to Average Net Assets D,F
Expenses before reductions	2.01%	2.00%	2.02%	2.05%	2.13%
Expenses net of fee waivers, if any	2.01%	2.00%	2.02%	2.05%	2.13%
Expenses net of all reductions	1.97%	1.96%	1.96%	1.99%	2.09%
Net investment income (loss)	1.04%	.51%	.57%	.23%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 618	$ 1,673	$ 1,395	$ 758	$ 381
Portfolio turnover rate E	88%	105%	83%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.06	$ 23.78	$ 20.56	$ 17.18	$ 14.74
Income from Investment Operations
Net investment income (loss) B	.41	.38	.37	.25	.13
Net realized and unrealized gain (loss)	(11.34)	4.76	3.98	3.30	2.44
Total from investment operations	(10.93)	5.14	4.35	3.55	2.57
Distributions from net investment income	(.30)	(.29)	(.18)	(.09)	(.13)
Distributions from net realized gain	(3.02)	(1.57)	(.95)	(.08)	-
Total distributions	(3.32)	(1.86)	(1.13)	(.17)	(.13)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 12.81	$ 27.06	$ 23.78	$ 20.56	$ 17.18
Total Return A	(45.79)%	23.07%	21.96%	20.81%	17.54%
Ratios to Average Net Assets C,E
Expenses before reductions	.99%	.98%	.97%	.97%	1.03%
Expenses net of fee waivers, if any	.99%	.98%	.97%	.97%	1.03%
Expenses net of all reductions	.94%	.94%	.92%	.91%	.98%
Net investment income (loss)	2.07%	1.53%	1.62%	1.32%	.80%
Supplemental Data
Net assets, end of period (in millions)	$ 2,235	$ 5,266	$ 4,220	$ 2,213	$ 1,185
Portfolio turnover rate D	88%	105%	83%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 218,621
Unrealized depreciation	(3,439,710)
Net unrealized appreciation (depreciation)	(3,221,089)
Undistributed ordinary income	195,802
Capital loss carryforward	(464,857)

Cost for federal income tax purposes	$ 9,479,030

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 309,020	$ 313,217
Long-term Capital Gains	1,706,375	794,773
Total	$ 2,015,395	$ 1,107,990

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,395,778 and $14,383,139, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 10,178	$ 474
Class T	.25%	.25%	11,717	326
Class B	.75%	.25%	4,108	3,088
Class C	.75%	.25%	12,140	1,229
			$ 38,143	$ 5,117

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 419
Class T	86
Class B*	913
Class C*	123
$ 1,541

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 9,714.24
Class T	4,981.21
Class B	1,264.31
Class C	2,878.24
Institutional Class	8,568.22
	$ 27,405

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,184	3.76%	$ 15

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $25 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $16,603.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,048 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 30
Class T	17
Institutional Class	24
$ 71

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, lnc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI'S insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 51,458	$ 46,511
Class T	20,765	28,116
Class B	649	1,108
Class C	3,823	5,232
Institutional Class	57,951	52,184
Total	$ 134,646	$ 133,151
From net realized gain
Class A	$ 650,221	$ 316,111
Class T	391,932	243,882
Class B	65,309	35,514
Class C	195,682	97,793
Institutional Class	577,605	281,539
Total	$ 1,880,749	$ 974,839

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	36,978	64,291	$ 736,803	$ 1,554,629
Reinvestment of distributions	26,184	13,015	589,918	292,975
Shares redeemed	(120,763)	(60,769)	(2,301,351)	(1,466,102)
Net increase (decrease)	(57,601)	16,537	$ (974,630)	$ 381,502
Class T
Shares sold	12,597	27,062	$ 249,376	$ 641,406
Reinvestment of distributions	17,846	11,891	398,138	265,043
Shares redeemed	(76,733)	(59,029)	(1,486,718)	(1,416,423)
Net increase (decrease)	(46,290)	(20,076)	$ (839,204)	$ (509,974)
Class B
Shares sold	1,517	3,350	$ 29,730	$ 77,002
Reinvestment of distributions	2,657	1,452	57,330	31,456
Shares redeemed	(7,700)	(5,448)	(138,613)	(125,817)
Net increase (decrease)	(3,526)	(646)	$ (51,553)	$ (17,359)
Class C
Shares sold	6,466	12,688	$ 129,678	$ 291,365
Reinvestment of distributions	6,582	3,357	142,312	72,889
Shares redeemed	(27,030)	(12,337)	(481,929)	(287,237)
Net increase (decrease)	(13,982)	3,708	$ (209,939)	$ 77,017
Institutional Class
Shares sold	70,399	71,325	$ 1,369,597	$ 1,740,183
Reinvestment of distributions	18,926	9,822	433,411	224,239
Shares redeemed	(109,533)	(63,957)	(2,095,521)	(1,575,589)
Net increase (decrease)	(20,208)	17,190	$ (292,513)	$ 388,833

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008
Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Institutional Class designates 55% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/2007	$0.405	$0.0579

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified International Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified International Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
Company (Hong Kong) Limited

Fidelity Management & Research
Company (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIFI-UANN-1208
1.784736.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Emerging Asia
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-56.33%	8.37%	7.35%
Class T (incl. 3.50% sales charge) B	-55.41%	8.61%	7.35%
Class B (incl. contingent deferred sales charge) C	-56.09%	8.54%	7.41%
Class C (incl. contingent deferred sales charge) D	-54.44%	8.83%	7.23%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class A's returns prior to June 16,1999 may have been lower.

B Class T's 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T's 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns prior to June 16, 1999 may have been lower.

C Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. The initial offering of Class B shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to June 16, 1999, may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. The initial offering of Class C shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to June 16, 1999, may have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Class A on October 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® All Country (MSCI AC) Asia ex Japan Index performed over the same period. The initial offering of Class A took place on June 16, 1999. See the previous page for additional information regarding the performance of Class A.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund

As the U.S. credit crisis went from bad to worse, stocks in emerging Asia suffered steep losses, shattering investors' hopes that the region's markets might "decouple" from those in developed nations. For the 12 months ending October 31, 2008, the MSCI® All Country Asia ex Japan Index - a measure of the equity market performance in Asia, except for Japan - fell 57.90%. China took a particularly hard hit, down roughly 67%, despite the continued strong - though slowing - growth of the Chinese economy. South Korea, the largest benchmark component, on average, during the period, experienced a drop of nearly 60%, while Hong Kong and India fell roughly 56% and 62%, respectively. Taiwan, another important benchmark constituent, managed to hold its loss to approximately 49%. The region's markets suffered from concerns about slowing exports in the wake of decelerating economic growth in the United States and Europe. Sluggish Asian real estate markets, especially in the second half of the period, further contributed to the pessimistic outlook of equity investors.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -53.66%, -53.79%, -54.01% and -54.02%, respectively (excluding sales charges), topping the MSCI All Country Asia ex Japan Index. Security selection in financials boosted performance, as did an overweighting in telecommunication services, an underweighting in industrials and an above-average cash position. On a geographical basis, my picks in Hong Kong and China proved the most beneficial. Wing Lung Bank, a mid-sized Hong Kong bank, saw its share price rise after receiving a buyout offer from another bank. I sold the stock to lock in profits. Other contributors included CLP Holdings, a Hong Kong-based utility, which was prized by the market for its defensive characteristics; Chunghwa Telecom, Taiwan's incumbent telecom operator; and LG Household & Health Care, a leading home and personal care products manufacturer based in Korea. Conversely, the materials sector detracted modestly from performance due to an underweighting and weak stock picks. From a country perspective, stock selection in Taiwan was mildly unrewarding. Taiwan Fertilizer, that nation's largest fertilizer producer, was a detractor. While I liked this name for its large land holdings, the deteriorating economic outlook hindered near-term property sentiment and hurt the company's share price, so I sold the position. Also detracting were China's Lee & Man Paper Manufacturing and Yangzijiang Shipbuilding, a China-based, Singapore-listed out-of-index position. Both of the last two holdings were sold.

During the past year, the fund's Institutional Class shares returned -53.53%, topping the MSCI All Country Asia ex Japan Index. Security selection in financials boosted performance, as did an overweighting in telecommunication services, an underweighting in industrials and an above-average cash position. On a geographical basis, my picks in Hong Kong and China proved the most beneficial. Wing Lung Bank, a mid-sized Hong Kong bank, saw its share price rise after receiving a buyout offer from another bank. I sold the stock to lock in profits. Other contributors included CLP Holdings, a Hong Kong-based utility, which was prized by the market for its defensive characteristics; Chunghwa Telecom, Taiwan's incumbent telecom operator; and LG Household & Health Care, a leading home and personal care products manufacturer based in Korea. Conversely, the materials sector detracted modestly from performance due to an underweighting and weak stock picks. From a country perspective, stock selection in Taiwan was mildly unrewarding. Taiwan Fertilizer, that nation's largest fertilizer producer, was a detractor. While I liked this name for its large land holdings, the deteriorating economic outlook hindered near-term property sentiment and hurt the company's share price, so I sold the position. Also detracting were China's Lee & Man Paper Manufacturing and Yangzijiang Shipbuilding, a China-based, Singapore-listed out-of-index position. Both of the last two holdings were sold.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 564.60	$ 5.90
Hypothetical A		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 563.80	$ 6.88
Hypothetical A		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 562.40	$ 8.84
Hypothetical A		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 562.30	$ 8.84
Hypothetical A		$ 1,000.00	$ 1,013.83	$ 11.39
Institutional Class	1.21%
Actual		$ 1,000.00	$ 565.20	$ 4.76
Hypothetical A		$ 1,000.00	$ 1,019.05	$ 6.14

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd.	5.7	6.5
Samsung Electronics Co. Ltd.	5.2	3.9
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5	0.7
CLP Holdings Ltd.	4.1	2.0
Chunghwa Telecom Co. Ltd.	3.9	1.4
China Life Insurance Co. Ltd. (H Shares)	3.7	2.0
Bharti Airtel Ltd.	2.4	1.0
Singapore Telecommunications Ltd.	2.3	0.0
PetroChina Co. Ltd. (H Shares)	2.3	1.8
China Petroleum & Chemical Corp. (H Shares)	2.2	0.0
	36.3
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	23.6	11.9
Information Technology	18.6	10.4
Financials	17.1	33.3
Energy	7.7	6.9
Utilities	7.1	2.9
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks and Investment Companies 89.6%	Stocks 93.8%
Short-Term Investments and Net Other Assets 10.4%	Short-Term Investments and Net Other Assets 6.2%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 88.9%
	Shares	Value
Australia - 0.1%
QBE Insurance Group Ltd.	11,112	$ 189,482
Cayman Islands - 1.8%
Hutchison China Meditech Ltd. (a)	3	4
New World Department Store China Ltd.	2,090,000	1,158,169
Stella International Holdings Ltd.	1,682,500	1,418,549
TCC International Holdings Ltd. (a)	1,084,000	134,096
TOTAL CAYMAN ISLANDS		2,710,818
China - 16.0%
Anhui Conch Cement Co. Ltd. (H Shares) (a)	296,000	942,713
China Life Insurance Co. Ltd. (H Shares)	2,089,000	5,582,596
China Petroleum & Chemical Corp. (H Shares)	5,096,000	3,346,350
China Telecom Corp. Ltd. (H Shares)	3,766,000	1,340,320
Industrial & Commercial Bank of China	4,763,000	2,241,075
Li Ning Co. Ltd.	696,500	861,948
PetroChina Co. Ltd. (H Shares)	4,524,000	3,401,534
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	216,500	925,905
Tencent Holdings Ltd.	390,800	2,844,989
Yantai Changyu Pioneer Wine Co. (B Shares)	821,240	2,551,986
TOTAL CHINA		24,039,416
Hong Kong - 15.5%
Bank of East Asia Ltd.	222,800	449,427
Cheung Kong Holdings Ltd.	234,000	2,246,742
China Mobile (Hong Kong) Ltd.	974,000	8,574,372
China Resources Power Holdings Co. Ltd.	1,034,000	2,020,792
CLP Holdings Ltd.	910,000	6,136,973
CNOOC Ltd.	1,090,500	895,382
Fairwood Holdings Ltd. (c)	721,500	543,633
Hong Kong Electric Holdings Ltd.	200,000	1,077,970
Hopewell Holdings Ltd.	305,000	948,264
Li & Fung Ltd.	70,000	140,490
Sun Hung Kai Properties Ltd.	38,000	332,920
TOTAL HONG KONG		23,366,965
India - 7.0%
Bajaj Auto Ltd.	94,198	1,063,522
Bharti Airtel Ltd. (a)	269,941	3,655,053
Cipla Ltd.	122,406	446,462
Indiabulls Real Estate Ltd.	239,988	597,864
Infosys Technologies Ltd.	61,893	1,804,142
Lupin Ltd.	19,963	273,267
Common Stocks - continued
	Shares	Value
India - continued
Max India Ltd. (a)	111,250	$ 224,130
Reliance Industries Ltd.	75,526	2,146,831
Satyam Computer Services Ltd.	54,346	343,590
TOTAL INDIA		10,554,861
Indonesia - 3.3%
PT Indosat Tbk	5,649,000	2,734,637
PT Perusahaan Gas Negara Tbk Series B	11,682,200	1,484,774
PT Telkomunikasi Indonesia Tbk Series B	1,354,500	683,916
TOTAL INDONESIA		4,903,327
Korea (South) - 15.1%
Amorepacific Corp.	6,179	2,724,286
Hyundai Mipo Dockyard Co. Ltd.	6,911	595,170
KB Financial Group, Inc. (a)	11,140	279,755
KT Corp.	17,360	443,266
KT Freetel Co. Ltd. (a)	25,610	538,682
LG Household & Health Care Ltd.	14,810	2,122,202
NHN Corp. (a)	25,248	2,695,253
POSCO	4,537	1,253,459
Samsung Electronics Co. Ltd.	18,512	7,828,683
Shinhan Financial Group Co. Ltd.	95,536	2,331,412
SK Telecom Co. Ltd.	8,000	1,273,649
Taewoong Co. Ltd.	14,006	684,156
TOTAL KOREA (SOUTH)		22,769,973
Malaysia - 4.3%
DiGi.com Bhd	348,700	1,814,238
Parkson Holdings Bhd	1,670,200	1,584,061
Public Bank Bhd (For. Reg.)	1,300,000	3,078,517
TOTAL MALAYSIA		6,476,816
Papua New Guinea - 1.5%
Lihir Gold Ltd. (a)	706,463	881,045
Oil Search Ltd.	445,131	1,347,858
TOTAL PAPUA NEW GUINEA		2,228,903
Philippines - 1.9%
Jollibee Food Corp.	857,100	807,508
Philippine Long Distance Telephone Co.	48,080	1,964,559
TOTAL PHILIPPINES		2,772,067
Common Stocks - continued
	Shares	Value
Singapore - 4.5%
DBS Group Holdings Ltd.	149,000	$ 1,137,391
Raffles Medical Group Ltd.	730,000	326,090
Singapore Telecommunications Ltd.	2,100,000	3,534,126
United Overseas Bank Ltd.	193,000	1,744,866
TOTAL SINGAPORE		6,742,473
Taiwan - 13.5%
Advanced Semiconductor Engineering, Inc.	1,445,000	615,252
Cathay Financial Holding Co. Ltd.	623,800	666,635
Cathay Real Estate Development Co. Ltd.	1,944,000	426,696
Chinatrust Financial Holding Co. Ltd.	2,676,576	766,011
Chunghwa Telecom Co. Ltd.	3,511,420	5,791,155
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,231,150	2,985,963
HTC Corp.	51,000	608,413
Hung Poo Real Estate Development Co. Ltd.	209,420	110,154
Siliconware Precision Industries Co. Ltd.	1,514,000	1,555,998
Taiwan Semiconductor Manufacturing Co. Ltd.	4,699,183	6,838,284
TOTAL TAIWAN		20,364,561
Thailand - 4.4%
Advanced Info Service PCL (For. Reg.)	809,200	1,714,003
Minor International PCL (For. Reg.)	2,804,569	614,393
PTT Exploration & Production PCL (For. Reg.)	156,000	389,275
Robinson Department Store PCL (For. Reg.)	3,006,700	580,156
Siam Commercial Bank PCL (For. Reg.)	1,213,300	1,883,454
Total Access Communication PCL unit	2,040,568	1,458,431
TOTAL THAILAND		6,639,712
TOTAL COMMON STOCKS (Cost $177,286,139)		133,759,374
Investment Companies - 0.7%

Hong Kong - 0.7%
iShares FTSE/Xinhua A50 China Tracker ETF (a) (Cost $1,913,181)	1,025,100	1,067,297
Money Market Funds - 7.3%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b) (Cost $11,022,994)	11,022,994	$ 11,022,994
TOTAL INVESTMENT PORTFOLIO - 96.9% (Cost $190,222,314)		145,849,665
NET OTHER ASSETS - 3.1%		4,626,906
NET ASSETS - 100%		$ 150,476,571
Security Abbreviations ETF - Exchange Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $543,633 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 456,439
Fidelity Securities Lending Cash Central Fund	21,091
Total	$ 477,530
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $24,592,822 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $179,199,320)	$ 134,826,671
Fidelity Central Funds (cost $11,022,994)	11,022,994
Total Investments (cost $190,222,314)		$ 145,849,665
Foreign currency held at value (cost $1,131,681)		1,127,932
Receivable for investments sold		4,650,363
Receivable for fund shares sold		173,293
Dividends receivable		288,961
Distributions receivable from Fidelity Central Funds		15,318
Prepaid expenses		84
Receivable from investment adviser for expense reductions		9,556
Other receivables		349,825
Total assets		152,464,997

Liabilities
Payable for investments purchased	$ 1,009,912
Payable for fund shares redeemed	605,821
Accrued management fee	95,750
Distribution fees payable	70,205
Other affiliated payables	60,639
Other payables and accrued expenses	146,099
Total liabilities		1,988,426

Net Assets		$ 150,476,571
Net Assets consist of:
Paid in capital		$ 219,503,316
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,640,406)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(44,386,339)
Net Assets		$ 150,476,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($71,722,040 ÷ 4,557,198 shares)	$ 15.74

Maximum offering price per share (100/94.25 of $15.74)	$ 16.70
Class T: Net Asset Value and redemption price per share ($25,204,881 ÷ 1,633,337 shares)	$ 15.43

Maximum offering price per share (100/96.50 of $15.43)	$ 15.99
Class B: Net Asset Value and offering price per share ($17,040,283 ÷ 1,149,898 shares) A	$ 14.82

Class C: Net Asset Value and offering price per share ($30,576,544 ÷ 2,071,474 shares) A	$ 14.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,932,823 ÷ 369,158 shares)	$ 16.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 6,587,287
Income from Fidelity Central Funds		477,530
		7,064,817
Less foreign taxes withheld		(764,769)
Total income		6,300,048

Expenses
Management fee	$ 2,095,191
Transfer agent fees	838,024
Distribution fees	1,561,679
Accounting and security lending fees	153,748
Custodian fees and expenses	356,929
Independent trustees' compensation	1,371
Registration fees	77,242
Audit	116,385
Legal	7,363
Miscellaneous	58,239
Total expenses before reductions	5,266,171
Expense reductions	(305,377)	4,960,794
Net investment income (loss)		1,339,254
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,608,037)
Foreign currency transactions	(1,223,603)
Total net realized gain (loss)		(25,831,640)
Change in net unrealized appreciation (depreciation) on: Investment securities	(181,329,724)
Assets and liabilities in foreign currencies	(60,859)
Total change in net unrealized appreciation (depreciation)		(181,390,583)
Net gain (loss)		(207,222,223)
Net increase (decrease) in net assets resulting from operations		$ (205,882,969)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,339,254	$ 1,260,602
Net realized gain (loss)	(25,831,640)	35,123,899
Change in net unrealized appreciation (depreciation)	(181,390,583)	100,752,376
Net increase (decrease) in net assets resulting from operations	(205,882,969)	137,136,877
Distributions to shareholders from net investment income	(1,388,486)	(705,473)
Distributions to shareholders from net realized gain	(30,115,090)	(11,219,115)
Total distributions	(31,503,576)	(11,924,588)
Share transactions - net increase (decrease)	31,129,987	89,486,791
Redemption fees	145,533	131,185
Total increase (decrease) in net assets	(206,111,025)	214,830,265

Net Assets
Beginning of period	356,587,596	141,757,331
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,229,931, respectively)	$ 150,476,571	$ 356,587,596

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 37.55	$ 22.48	$ 17.70	$ 13.96	$ 13.07
Income from Investment Operations
Net investment income (loss) C	.19	.24	.22	.18	.03
Net realized and unrealized gain (loss)	(18.72)	16.64	6.10	3.61	1.00 I
Total from investment operations	(18.53)	16.88	6.32	3.79	1.03
Distributions from net investment income	(.23)	(.15)	(.16)	-	(.15)
Distributions from net realized gain	(3.06)	(1.68)	(1.39)	(.05)	-
Total distributions	(3.29)	(1.83)	(1.55)	(.05)	(.15)
Redemption fees added to paid in capital C	.01	.02	.01	- H	.01
Net asset value, end of period	$ 15.74	$ 37.55	$ 22.48	$ 17.70	$ 13.96
Total Return A, B	(53.66)%	80.43%	38.02%	27.23%	8.01% I
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.47%	1.73%	1.90%	2.24%
Expenses net of fee waivers, if any	1.50%	1.47%	1.50%	1.61%	2.00%
Expenses net of all reductions	1.41%	1.40%	1.39%	1.55%	1.99%
Net investment income (loss)	.73%	.88%	1.08%	1.08%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,722	$ 152,630	$ 55,790	$ 30,782	$ 21,099
Portfolio turnover rate E	92% G	66%	77%	66%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 36.88	$ 22.13	$ 17.45	$ 13.80	$ 12.92
Income from Investment Operations
Net investment income (loss) C	.12	.16	.17	.14	- H
Net realized and unrealized gain (loss)	(18.38)	16.37	6.01	3.56	.99 I
Total from investment operations	(18.26)	16.53	6.18	3.70	.99
Distributions from net investment income	(.14)	(.12)	(.12)	-	(.12)
Distributions from net realized gain	(3.06)	(1.68)	(1.39)	(.05)	-
Total distributions	(3.20)	(1.80)	(1.51)	(.05)	(.12)
Redemption fees added to paid in capital C	.01	.02	.01	- H	.01
Net asset value, end of period	$ 15.43	$ 36.88	$ 22.13	$ 17.45	$ 13.80
Total Return A, B	(53.79)%	79.98%	37.69%	26.89%	7.78% I
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.79%	2.07%	2.27%	2.76%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.84%	2.25%
Expenses net of all reductions	1.66%	1.67%	1.64%	1.79%	2.24%
Net investment income (loss)	.48%	.61%	.83%	.85%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,205	$ 64,813	$ 28,850	$ 14,074	$ 7,658
Portfolio turnover rate E	92% G	66%	77%	66%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.50. Excluding this benefit, the total return would have been 3.95%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 35.55	$ 21.42	$ 16.94	$ 13.46	$ 12.64
Income from Investment Operations
Net investment income (loss) C	(.01)	.03	.06	.06	(.07)
Net realized and unrealized gain (loss)	(17.68)	15.79	5.84	3.47	.96 I
Total from investment operations	(17.69)	15.82	5.90	3.53	.89
Distributions from net investment income	-	(.03)	(.04)	-	(.08)
Distributions from net realized gain	(3.05)	(1.68)	(1.39)	(.05)	-
Total distributions	(3.05)	(1.71)	(1.43)	(.05)	(.08)
Redemption fees added to paid in capital C	.01	.02	.01	- H	.01
Net asset value, end of period	$ 14.82	$ 35.55	$ 21.42	$ 16.94	$ 13.46
Total Return A, B	(54.01)%	79.01%	36.99%	26.31%	7.14% I
Ratios to Average Net Assets D, F
Expenses before reductions	2.29%	2.28%	2.59%	2.75%	3.19%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.35%	2.75%
Expenses net of all reductions	2.16%	2.17%	2.14%	2.29%	2.74%
Net investment income (loss)	(.02)%	.11%	.33%	.34%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,040	$ 40,775	$ 18,985	$ 11,504	$ 7,065
Portfolio turnover rate E	92% G	66%	77%	66%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 35.48	$ 21.39	$ 16.94	$ 13.46	$ 12.65
Income from Investment Operations
Net investment income (loss) C	- H	.04	.06	.06	(.07)
Net realized and unrealized gain (loss)	(17.63)	15.76	5.84	3.47	.96 I
Total from investment operations	(17.63)	15.80	5.90	3.53	.89
Distributions from net investment income	(.04)	(.05)	(.07)	-	(.09)
Distributions from net realized gain	(3.06)	(1.68)	(1.39)	(.05)	-
Total distributions	(3.10)	(1.73)	(1.46)	(.05)	(.09)
Redemption fees added to paid in capital C	.01	.02	.01	- H	.01
Net asset value, end of period	$ 14.76	$ 35.48	$ 21.39	$ 16.94	$ 13.46
Total Return A, B	(54.02)%	79.05%	37.02%	26.31%	7.14% I
Ratios to Average Net Assets D, F
Expenses before reductions	2.25%	2.21%	2.46%	2.67%	3.02%
Expenses net of fee waivers, if any	2.25%	2.21%	2.25%	2.34%	2.75%
Expenses net of all reductions	2.16%	2.13%	2.14%	2.28%	2.74%
Net investment income (loss)	(.02)%	.14%	.33%	.35%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,577	$ 82,070	$ 33,047	$ 13,291	$ 6,484
Portfolio turnover rate E	92% G	66%	77%	66%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 38.25	$ 22.84	$ 17.97	$ 14.13	$ 13.20
Income from Investment Operations
Net investment income (loss) B	.27	.34	.27	.24	.06
Net realized and unrealized gain (loss)	(19.09)	16.92	6.19	3.65	1.01 H
Total from investment operations	(18.82)	17.26	6.46	3.89	1.07
Distributions from net investment income	(.31)	(.19)	(.21)	-	(.15)
Distributions from net realized gain	(3.06)	(1.68)	(1.39)	(.05)	-
Total distributions	(3.37)	(1.87)	(1.60)	(.05)	(.15)
Redemption fees added to paid in capital B	.01	.02	.01	- G	.01
Net asset value, end of period	$ 16.07	$ 38.25	$ 22.84	$ 17.97	$ 14.13
Total Return A	(53.53)%	80.97%	38.28%	27.61%	8.24% H
Ratios to Average Net Assets C, E
Expenses before reductions	1.20%	1.16%	1.41%	1.52%	2.11%
Expenses net of fee waivers, if any	1.20%	1.16%	1.25%	1.29%	1.75%
Expenses net of all reductions	1.11%	1.08%	1.14%	1.24%	1.74%
Net investment income (loss)	1.03%	1.20%	1.33%	1.40%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,933	$ 16,300	$ 5,086	$ 4,791	$ 452
Portfolio turnover rate D	92% F	66%	77%	66%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.41%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains. The per-share and total return impacts are disclosed on the Financial Highlights. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,006,758
Unrealized depreciation	(55,440,697)
Net unrealized appreciation (depreciation)	(44,433,939)
Capital loss carryforward	(24,592,822)

Cost for federal income tax purposes	$ 190,283,604

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 17,818,648	$ 6,114,690
Long-term Capital Gains	13,684,928	5,809,898
Total	$ 31,503,576	$ 11,924,588

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $253,013,691 and $315,789,935, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 336,064	$ 22,942
Class T	.25%	.25%	247,947	2,849
Class B	.75%	.25%	340,535	257,420
Class C	.75%	.25%	637,133	156,646
			$ 1,561,679	$ 439,857

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 102,082
Class T	20,935
Class B *	78,361
Class C *	40,974
$ 242,352

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 373,095.28
Class T	157,733.32
Class B	105,264.31
Class C	169,523.27
Institutional Class	32,409.22
	$ 838,024

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $607 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $21,091.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 101
Class T	1.75%	21,401
Class B	2.25%	11,993
		$ 33,495

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $270,394 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,473. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Institutional Class	$ 15

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 933,093	$ 394,476
Class T	241,193	160,784
Class B	-	30,252
Class C	82,276	75,200
Institutional Class	131,924	44,761
Total	$ 1,388,486	$ 705,473
From net realized gain
Class A	$ 12,682,581	$ 4,331,516
Class T	5,427,293	2,269,882
Class B	3,491,350	1,540,071
Class C	7,194,625	2,688,016
Institutional Class	1,319,241	389,630
Total	$ 30,115,090	$ 11,219,115

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	1,417,438	2,498,533	$ 39,489,573	$ 69,396,605
Issued in exchange for shares of Fidelity Advisor Korea Fund	1,036,440	-	32,482,019	-
Reinvestment of distributions	367,601	162,468	11,447,101	3,714,012
Shares redeemed	(2,329,223)	(1,077,457)	(57,258,940)	(29,208,159)
Net increase (decrease)	492,256	1,583,544	$ 26,159,753	$ 43,902,458
Class T
Shares sold	494,150	905,528	$ 12,981,063	$ 24,631,491
Issued in exchange for shares of Fidelity Advisor Korea Fund	234,931	-	7,235,880	-
Reinvestment of distributions	168,831	96,625	5,167,912	2,174,062
Shares redeemed	(1,022,047)	(548,117)	(25,065,963)	(14,491,120)
Net increase (decrease)	(124,135)	454,036	$ 318,892	$ 12,314,433

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class B
Shares sold	242,096	582,754	$ 6,467,358	$ 15,102,929
Issued in exchange for shares of Fidelity Advisor Korea Fund	293,838	-	8,726,975	-
Reinvestment of distributions	105,630	65,401	3,118,188	1,425,750
Shares redeemed	(638,527)	(387,524)	(14,729,354)	(9,787,762)
Net increase (decrease)	3,037	260,631	$ 3,583,167	$ 6,740,917
Class C
Shares sold	544,685	1,281,274	$ 14,847,636	$ 34,698,003
Issued in exchange for shares of Fidelity Advisor Korea Fund	365,248	-	10,807,681	-
Reinvestment of distributions	196,711	105,026	5,785,281	2,283,267
Shares redeemed	(1,348,573)	(618,089)	(31,070,040)	(16,150,431)
Net increase (decrease)	(241,929)	768,211	$ 370,558	$ 20,830,839
Institutional Class
Shares sold	297,341	368,744	$ 8,430,661	$ 10,529,830
Issued in exchange for shares of Fidelity Advisor Korea Fund	131,266	-	4,188,699	-
Reinvestment of distributions	20,222	9,931	641,235	230,692
Shares redeemed	(505,846)	(175,119)	(12,562,978)	(5,062,378)
Net increase (decrease)	(57,017)	203,556	$ 697,617	$ 5,698,144

13. Merger Information.

On December 7, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Korea Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Target Fund shareholders on November 14, 2007. The acquisition was accomplished by an exchange of 1,036,440; 234,931; 293,838; 365,248, and 131,266 shares of Class A, Class T, Class B, Class C and Institutional Class of the Fund, respectively, for 1,446,656; 331,148; 420,027; 517,942; and 182,483 shares then outstanding of Class A, Class T, Class B, Class C and Institutional Class (valued at $22.45, $21.85, $20.78, $20.87, and $22.95, per share for Class A, Class T, Class B, Class C and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Notes to Financial Statements - continued

13. Merger Information - continued

The Target Fund's net assets, including $10,759,371 of unrealized appreciation, were combined with the Fund's net assets of $334,365,132 for total net assets after the acquisition of $397,806,387.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Class A designates 10%, Class T designates 11%, Class B designates 11%, and Class C designates 11%, of the dividends distributed in December 2007, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/07	$ 0.376	$ 0.0414
Class T	12/05/07	$ 0.358	$ 0.0414
Class B	12/05/07	$ 0.330	$ 0.0414
Class C	12/05/07	$ 0.339	$ 0.0414

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Asia Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Advisor Emerging Asia Fund

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Investments Japan Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan), Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEA-UANN-1208
1.784737.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Emerging Asia
Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-53.53%	9.94%	8.23%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Institutional Class on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® All Country (MSCI AC) Asia ex Japan Index performed over the same period. The initial offering of Institutional Class took place on June 16, 1999. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund

As the U.S. credit crisis went from bad to worse, stocks in emerging Asia suffered steep losses, shattering investors' hopes that the region's markets might "decouple" from those in developed nations. For the 12 months ending October 31, 2008, the MSCI® All Country Asia ex Japan Index - a measure of the equity market performance in Asia, except for Japan - fell 57.90%. China took a particularly hard hit, down roughly 67%, despite the continued strong - though slowing - growth of the Chinese economy. South Korea, the largest benchmark component, on average, during the period, experienced a drop of nearly 60%, while Hong Kong and India fell roughly 56% and 62%, respectively. Taiwan, another important benchmark constituent, managed to hold its loss to approximately 49%. The region's markets suffered from concerns about slowing exports in the wake of decelerating economic growth in the United States and Europe. Sluggish Asian real estate markets, especially in the second half of the period, further contributed to the pessimistic outlook of equity investors.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -53.66%, -53.79%, -54.01% and -54.02%, respectively (excluding sales charges), topping the MSCI All Country Asia ex Japan Index. Security selection in financials boosted performance, as did an overweighting in telecommunication services, an underweighting in industrials and an above-average cash position. On a geographical basis, my picks in Hong Kong and China proved the most beneficial. Wing Lung Bank, a mid-sized Hong Kong bank, saw its share price rise after receiving a buyout offer from another bank. I sold the stock to lock in profits. Other contributors included CLP Holdings, a Hong Kong-based utility, which was prized by the market for its defensive characteristics; Chunghwa Telecom, Taiwan's incumbent telecom operator; and LG Household & Health Care, a leading home and personal care products manufacturer based in Korea. Conversely, the materials sector detracted modestly from performance due to an underweighting and weak stock picks. From a country perspective, stock selection in Taiwan was mildly unrewarding. Taiwan Fertilizer, that nation's largest fertilizer producer, was a detractor. While I liked this name for its large land holdings, the deteriorating economic outlook hindered near-term property sentiment and hurt the company's share price, so I sold the position. Also detracting were China's Lee & Man Paper Manufacturing and Yangzijiang Shipbuilding, a China-based, Singapore-listed out-of-index position. Both of the last two holdings were sold.

During the past year, the fund's Institutional Class shares returned -53.53%, topping the MSCI All Country Asia ex Japan Index. Security selection in financials boosted performance, as did an overweighting in telecommunication services, an underweighting in industrials and an above-average cash position. On a geographical basis, my picks in Hong Kong and China proved the most beneficial. Wing Lung Bank, a mid-sized Hong Kong bank, saw its share price rise after receiving a buyout offer from another bank. I sold the stock to lock in profits. Other contributors included CLP Holdings, a Hong Kong-based utility, which was prized by the market for its defensive characteristics; Chunghwa Telecom, Taiwan's incumbent telecom operator; and LG Household & Health Care, a leading home and personal care products manufacturer based in Korea. Conversely, the materials sector detracted modestly from performance due to an underweighting and weak stock picks. From a country perspective, stock selection in Taiwan was mildly unrewarding. Taiwan Fertilizer, that nation's largest fertilizer producer, was a detractor. While I liked this name for its large land holdings, the deteriorating economic outlook hindered near-term property sentiment and hurt the company's share price, so I sold the position. Also detracting were China's Lee & Man Paper Manufacturing and Yangzijiang Shipbuilding, a China-based, Singapore-listed out-of-index position. Both of the last two holdings were sold.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 564.60	$ 5.90
Hypothetical A		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 563.80	$ 6.88
Hypothetical A		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 562.40	$ 8.84
Hypothetical A		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 562.30	$ 8.84
Hypothetical A		$ 1,000.00	$ 1,013.83	$ 11.39
Institutional Class	1.21%
Actual		$ 1,000.00	$ 565.20	$ 4.76
Hypothetical A		$ 1,000.00	$ 1,019.05	$ 6.14

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd.	5.7	6.5
Samsung Electronics Co. Ltd.	5.2	3.9
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5	0.7
CLP Holdings Ltd.	4.1	2.0
Chunghwa Telecom Co. Ltd.	3.9	1.4
China Life Insurance Co. Ltd. (H Shares)	3.7	2.0
Bharti Airtel Ltd.	2.4	1.0
Singapore Telecommunications Ltd.	2.3	0.0
PetroChina Co. Ltd. (H Shares)	2.3	1.8
China Petroleum & Chemical Corp. (H Shares)	2.2	0.0
	36.3
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	23.6	11.9
Information Technology	18.6	10.4
Financials	17.1	33.3
Energy	7.7	6.9
Utilities	7.1	2.9
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks and Investment Companies 89.6%	Stocks 93.8%
Short-Term Investments and Net Other Assets 10.4%	Short-Term Investments and Net Other Assets 6.2%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 88.9%
	Shares	Value
Australia - 0.1%
QBE Insurance Group Ltd.	11,112	$ 189,482
Cayman Islands - 1.8%
Hutchison China Meditech Ltd. (a)	3	4
New World Department Store China Ltd.	2,090,000	1,158,169
Stella International Holdings Ltd.	1,682,500	1,418,549
TCC International Holdings Ltd. (a)	1,084,000	134,096
TOTAL CAYMAN ISLANDS		2,710,818
China - 16.0%
Anhui Conch Cement Co. Ltd. (H Shares) (a)	296,000	942,713
China Life Insurance Co. Ltd. (H Shares)	2,089,000	5,582,596
China Petroleum & Chemical Corp. (H Shares)	5,096,000	3,346,350
China Telecom Corp. Ltd. (H Shares)	3,766,000	1,340,320
Industrial & Commercial Bank of China	4,763,000	2,241,075
Li Ning Co. Ltd.	696,500	861,948
PetroChina Co. Ltd. (H Shares)	4,524,000	3,401,534
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	216,500	925,905
Tencent Holdings Ltd.	390,800	2,844,989
Yantai Changyu Pioneer Wine Co. (B Shares)	821,240	2,551,986
TOTAL CHINA		24,039,416
Hong Kong - 15.5%
Bank of East Asia Ltd.	222,800	449,427
Cheung Kong Holdings Ltd.	234,000	2,246,742
China Mobile (Hong Kong) Ltd.	974,000	8,574,372
China Resources Power Holdings Co. Ltd.	1,034,000	2,020,792
CLP Holdings Ltd.	910,000	6,136,973
CNOOC Ltd.	1,090,500	895,382
Fairwood Holdings Ltd. (c)	721,500	543,633
Hong Kong Electric Holdings Ltd.	200,000	1,077,970
Hopewell Holdings Ltd.	305,000	948,264
Li & Fung Ltd.	70,000	140,490
Sun Hung Kai Properties Ltd.	38,000	332,920
TOTAL HONG KONG		23,366,965
India - 7.0%
Bajaj Auto Ltd.	94,198	1,063,522
Bharti Airtel Ltd. (a)	269,941	3,655,053
Cipla Ltd.	122,406	446,462
Indiabulls Real Estate Ltd.	239,988	597,864
Infosys Technologies Ltd.	61,893	1,804,142
Lupin Ltd.	19,963	273,267
Common Stocks - continued
	Shares	Value
India - continued
Max India Ltd. (a)	111,250	$ 224,130
Reliance Industries Ltd.	75,526	2,146,831
Satyam Computer Services Ltd.	54,346	343,590
TOTAL INDIA		10,554,861
Indonesia - 3.3%
PT Indosat Tbk	5,649,000	2,734,637
PT Perusahaan Gas Negara Tbk Series B	11,682,200	1,484,774
PT Telkomunikasi Indonesia Tbk Series B	1,354,500	683,916
TOTAL INDONESIA		4,903,327
Korea (South) - 15.1%
Amorepacific Corp.	6,179	2,724,286
Hyundai Mipo Dockyard Co. Ltd.	6,911	595,170
KB Financial Group, Inc. (a)	11,140	279,755
KT Corp.	17,360	443,266
KT Freetel Co. Ltd. (a)	25,610	538,682
LG Household & Health Care Ltd.	14,810	2,122,202
NHN Corp. (a)	25,248	2,695,253
POSCO	4,537	1,253,459
Samsung Electronics Co. Ltd.	18,512	7,828,683
Shinhan Financial Group Co. Ltd.	95,536	2,331,412
SK Telecom Co. Ltd.	8,000	1,273,649
Taewoong Co. Ltd.	14,006	684,156
TOTAL KOREA (SOUTH)		22,769,973
Malaysia - 4.3%
DiGi.com Bhd	348,700	1,814,238
Parkson Holdings Bhd	1,670,200	1,584,061
Public Bank Bhd (For. Reg.)	1,300,000	3,078,517
TOTAL MALAYSIA		6,476,816
Papua New Guinea - 1.5%
Lihir Gold Ltd. (a)	706,463	881,045
Oil Search Ltd.	445,131	1,347,858
TOTAL PAPUA NEW GUINEA		2,228,903
Philippines - 1.9%
Jollibee Food Corp.	857,100	807,508
Philippine Long Distance Telephone Co.	48,080	1,964,559
TOTAL PHILIPPINES		2,772,067
Common Stocks - continued
	Shares	Value
Singapore - 4.5%
DBS Group Holdings Ltd.	149,000	$ 1,137,391
Raffles Medical Group Ltd.	730,000	326,090
Singapore Telecommunications Ltd.	2,100,000	3,534,126
United Overseas Bank Ltd.	193,000	1,744,866
TOTAL SINGAPORE		6,742,473
Taiwan - 13.5%
Advanced Semiconductor Engineering, Inc.	1,445,000	615,252
Cathay Financial Holding Co. Ltd.	623,800	666,635
Cathay Real Estate Development Co. Ltd.	1,944,000	426,696
Chinatrust Financial Holding Co. Ltd.	2,676,576	766,011
Chunghwa Telecom Co. Ltd.	3,511,420	5,791,155
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,231,150	2,985,963
HTC Corp.	51,000	608,413
Hung Poo Real Estate Development Co. Ltd.	209,420	110,154
Siliconware Precision Industries Co. Ltd.	1,514,000	1,555,998
Taiwan Semiconductor Manufacturing Co. Ltd.	4,699,183	6,838,284
TOTAL TAIWAN		20,364,561
Thailand - 4.4%
Advanced Info Service PCL (For. Reg.)	809,200	1,714,003
Minor International PCL (For. Reg.)	2,804,569	614,393
PTT Exploration & Production PCL (For. Reg.)	156,000	389,275
Robinson Department Store PCL (For. Reg.)	3,006,700	580,156
Siam Commercial Bank PCL (For. Reg.)	1,213,300	1,883,454
Total Access Communication PCL unit	2,040,568	1,458,431
TOTAL THAILAND		6,639,712
TOTAL COMMON STOCKS (Cost $177,286,139)		133,759,374
Investment Companies - 0.7%

Hong Kong - 0.7%
iShares FTSE/Xinhua A50 China Tracker ETF (a) (Cost $1,913,181)	1,025,100	1,067,297
Money Market Funds - 7.3%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b) (Cost $11,022,994)	11,022,994	$ 11,022,994
TOTAL INVESTMENT PORTFOLIO - 96.9% (Cost $190,222,314)		145,849,665
NET OTHER ASSETS - 3.1%		4,626,906
NET ASSETS - 100%		$ 150,476,571
Security Abbreviations ETF - Exchange Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $543,633 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 456,439
Fidelity Securities Lending Cash Central Fund	21,091
Total	$ 477,530
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $24,592,822 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $179,199,320)	$ 134,826,671
Fidelity Central Funds (cost $11,022,994)	11,022,994
Total Investments (cost $190,222,314)		$ 145,849,665
Foreign currency held at value (cost $1,131,681)		1,127,932
Receivable for investments sold		4,650,363
Receivable for fund shares sold		173,293
Dividends receivable		288,961
Distributions receivable from Fidelity Central Funds		15,318
Prepaid expenses		84
Receivable from investment adviser for expense reductions		9,556
Other receivables		349,825
Total assets		152,464,997

Liabilities
Payable for investments purchased	$ 1,009,912
Payable for fund shares redeemed	605,821
Accrued management fee	95,750
Distribution fees payable	70,205
Other affiliated payables	60,639
Other payables and accrued expenses	146,099
Total liabilities		1,988,426

Net Assets		$ 150,476,571
Net Assets consist of:
Paid in capital		$ 219,503,316
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,640,406)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(44,386,339)
Net Assets		$ 150,476,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($71,722,040 ÷ 4,557,198 shares)	$ 15.74

Maximum offering price per share (100/94.25 of $15.74)	$ 16.70
Class T: Net Asset Value and redemption price per share ($25,204,881 ÷ 1,633,337 shares)	$ 15.43

Maximum offering price per share (100/96.50 of $15.43)	$ 15.99
Class B: Net Asset Value and offering price per share ($17,040,283 ÷ 1,149,898 shares) A	$ 14.82

Class C: Net Asset Value and offering price per share ($30,576,544 ÷ 2,071,474 shares) A	$ 14.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,932,823 ÷ 369,158 shares)	$ 16.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 6,587,287
Income from Fidelity Central Funds		477,530
		7,064,817
Less foreign taxes withheld		(764,769)
Total income		6,300,048

Expenses
Management fee	$ 2,095,191
Transfer agent fees	838,024
Distribution fees	1,561,679
Accounting and security lending fees	153,748
Custodian fees and expenses	356,929
Independent trustees' compensation	1,371
Registration fees	77,242
Audit	116,385
Legal	7,363
Miscellaneous	58,239
Total expenses before reductions	5,266,171
Expense reductions	(305,377)	4,960,794
Net investment income (loss)		1,339,254
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,608,037)
Foreign currency transactions	(1,223,603)
Total net realized gain (loss)		(25,831,640)
Change in net unrealized appreciation (depreciation) on: Investment securities	(181,329,724)
Assets and liabilities in foreign currencies	(60,859)
Total change in net unrealized appreciation (depreciation)		(181,390,583)
Net gain (loss)		(207,222,223)
Net increase (decrease) in net assets resulting from operations		$ (205,882,969)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,339,254	$ 1,260,602
Net realized gain (loss)	(25,831,640)	35,123,899
Change in net unrealized appreciation (depreciation)	(181,390,583)	100,752,376
Net increase (decrease) in net assets resulting from operations	(205,882,969)	137,136,877
Distributions to shareholders from net investment income	(1,388,486)	(705,473)
Distributions to shareholders from net realized gain	(30,115,090)	(11,219,115)
Total distributions	(31,503,576)	(11,924,588)
Share transactions - net increase (decrease)	31,129,987	89,486,791
Redemption fees	145,533	131,185
Total increase (decrease) in net assets	(206,111,025)	214,830,265

Net Assets
Beginning of period	356,587,596	141,757,331
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,229,931, respectively)	$ 150,476,571	$ 356,587,596

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 37.55	$ 22.48	$ 17.70	$ 13.96	$ 13.07
Income from Investment Operations
Net investment income (loss) C	.19	.24	.22	.18	.03
Net realized and unrealized gain (loss)	(18.72)	16.64	6.10	3.61	1.00 I
Total from investment operations	(18.53)	16.88	6.32	3.79	1.03
Distributions from net investment income	(.23)	(.15)	(.16)	-	(.15)
Distributions from net realized gain	(3.06)	(1.68)	(1.39)	(.05)	-
Total distributions	(3.29)	(1.83)	(1.55)	(.05)	(.15)
Redemption fees added to paid in capital C	.01	.02	.01	- H	.01
Net asset value, end of period	$ 15.74	$ 37.55	$ 22.48	$ 17.70	$ 13.96
Total Return A, B	(53.66)%	80.43%	38.02%	27.23%	8.01% I
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.47%	1.73%	1.90%	2.24%
Expenses net of fee waivers, if any	1.50%	1.47%	1.50%	1.61%	2.00%
Expenses net of all reductions	1.41%	1.40%	1.39%	1.55%	1.99%
Net investment income (loss)	.73%	.88%	1.08%	1.08%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,722	$ 152,630	$ 55,790	$ 30,782	$ 21,099
Portfolio turnover rate E	92% G	66%	77%	66%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 36.88	$ 22.13	$ 17.45	$ 13.80	$ 12.92
Income from Investment Operations
Net investment income (loss) C	.12	.16	.17	.14	- H
Net realized and unrealized gain (loss)	(18.38)	16.37	6.01	3.56	.99 I
Total from investment operations	(18.26)	16.53	6.18	3.70	.99
Distributions from net investment income	(.14)	(.12)	(.12)	-	(.12)
Distributions from net realized gain	(3.06)	(1.68)	(1.39)	(.05)	-
Total distributions	(3.20)	(1.80)	(1.51)	(.05)	(.12)
Redemption fees added to paid in capital C	.01	.02	.01	- H	.01
Net asset value, end of period	$ 15.43	$ 36.88	$ 22.13	$ 17.45	$ 13.80
Total Return A, B	(53.79)%	79.98%	37.69%	26.89%	7.78% I
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.79%	2.07%	2.27%	2.76%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.84%	2.25%
Expenses net of all reductions	1.66%	1.67%	1.64%	1.79%	2.24%
Net investment income (loss)	.48%	.61%	.83%	.85%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,205	$ 64,813	$ 28,850	$ 14,074	$ 7,658
Portfolio turnover rate E	92% G	66%	77%	66%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.50. Excluding this benefit, the total return would have been 3.95%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 35.55	$ 21.42	$ 16.94	$ 13.46	$ 12.64
Income from Investment Operations
Net investment income (loss) C	(.01)	.03	.06	.06	(.07)
Net realized and unrealized gain (loss)	(17.68)	15.79	5.84	3.47	.96 I
Total from investment operations	(17.69)	15.82	5.90	3.53	.89
Distributions from net investment income	-	(.03)	(.04)	-	(.08)
Distributions from net realized gain	(3.05)	(1.68)	(1.39)	(.05)	-
Total distributions	(3.05)	(1.71)	(1.43)	(.05)	(.08)
Redemption fees added to paid in capital C	.01	.02	.01	- H	.01
Net asset value, end of period	$ 14.82	$ 35.55	$ 21.42	$ 16.94	$ 13.46
Total Return A, B	(54.01)%	79.01%	36.99%	26.31%	7.14% I
Ratios to Average Net Assets D, F
Expenses before reductions	2.29%	2.28%	2.59%	2.75%	3.19%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.35%	2.75%
Expenses net of all reductions	2.16%	2.17%	2.14%	2.29%	2.74%
Net investment income (loss)	(.02)%	.11%	.33%	.34%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,040	$ 40,775	$ 18,985	$ 11,504	$ 7,065
Portfolio turnover rate E	92% G	66%	77%	66%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 35.48	$ 21.39	$ 16.94	$ 13.46	$ 12.65
Income from Investment Operations
Net investment income (loss) C	- H	.04	.06	.06	(.07)
Net realized and unrealized gain (loss)	(17.63)	15.76	5.84	3.47	.96 I
Total from investment operations	(17.63)	15.80	5.90	3.53	.89
Distributions from net investment income	(.04)	(.05)	(.07)	-	(.09)
Distributions from net realized gain	(3.06)	(1.68)	(1.39)	(.05)	-
Total distributions	(3.10)	(1.73)	(1.46)	(.05)	(.09)
Redemption fees added to paid in capital C	.01	.02	.01	- H	.01
Net asset value, end of period	$ 14.76	$ 35.48	$ 21.39	$ 16.94	$ 13.46
Total Return A, B	(54.02)%	79.05%	37.02%	26.31%	7.14% I
Ratios to Average Net Assets D, F
Expenses before reductions	2.25%	2.21%	2.46%	2.67%	3.02%
Expenses net of fee waivers, if any	2.25%	2.21%	2.25%	2.34%	2.75%
Expenses net of all reductions	2.16%	2.13%	2.14%	2.28%	2.74%
Net investment income (loss)	(.02)%	.14%	.33%	.35%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,577	$ 82,070	$ 33,047	$ 13,291	$ 6,484
Portfolio turnover rate E	92% G	66%	77%	66%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 38.25	$ 22.84	$ 17.97	$ 14.13	$ 13.20
Income from Investment Operations
Net investment income (loss) B	.27	.34	.27	.24	.06
Net realized and unrealized gain (loss)	(19.09)	16.92	6.19	3.65	1.01 H
Total from investment operations	(18.82)	17.26	6.46	3.89	1.07
Distributions from net investment income	(.31)	(.19)	(.21)	-	(.15)
Distributions from net realized gain	(3.06)	(1.68)	(1.39)	(.05)	-
Total distributions	(3.37)	(1.87)	(1.60)	(.05)	(.15)
Redemption fees added to paid in capital B	.01	.02	.01	- G	.01
Net asset value, end of period	$ 16.07	$ 38.25	$ 22.84	$ 17.97	$ 14.13
Total Return A	(53.53)%	80.97%	38.28%	27.61%	8.24% H
Ratios to Average Net Assets C, E
Expenses before reductions	1.20%	1.16%	1.41%	1.52%	2.11%
Expenses net of fee waivers, if any	1.20%	1.16%	1.25%	1.29%	1.75%
Expenses net of all reductions	1.11%	1.08%	1.14%	1.24%	1.74%
Net investment income (loss)	1.03%	1.20%	1.33%	1.40%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,933	$ 16,300	$ 5,086	$ 4,791	$ 452
Portfolio turnover rate D	92% F	66%	77%	66%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.41%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains. The per-share and total return impacts are disclosed on the Financial Highlights. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,006,758
Unrealized depreciation	(55,440,697)
Net unrealized appreciation (depreciation)	(44,433,939)
Capital loss carryforward	(24,592,822)

Cost for federal income tax purposes	$ 190,283,604

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 17,818,648	$ 6,114,690
Long-term Capital Gains	13,684,928	5,809,898
Total	$ 31,503,576	$ 11,924,588

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $253,013,691 and $315,789,935, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 336,064	$ 22,942
Class T	.25%	.25%	247,947	2,849
Class B	.75%	.25%	340,535	257,420
Class C	.75%	.25%	637,133	156,646
			$ 1,561,679	$ 439,857

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 102,082
Class T	20,935
Class B *	78,361
Class C *	40,974
$ 242,352

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 373,095.28
Class T	157,733.32
Class B	105,264.31
Class C	169,523.27
Institutional Class	32,409.22
	$ 838,024

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $607 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $21,091.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 101
Class T	1.75%	21,401
Class B	2.25%	11,993
		$ 33,495

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $270,394 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,473. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Institutional Class	$ 15

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 933,093	$ 394,476
Class T	241,193	160,784
Class B	-	30,252
Class C	82,276	75,200
Institutional Class	131,924	44,761
Total	$ 1,388,486	$ 705,473
From net realized gain
Class A	$ 12,682,581	$ 4,331,516
Class T	5,427,293	2,269,882
Class B	3,491,350	1,540,071
Class C	7,194,625	2,688,016
Institutional Class	1,319,241	389,630
Total	$ 30,115,090	$ 11,219,115

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	1,417,438	2,498,533	$ 39,489,573	$ 69,396,605
Issued in exchange for shares of Fidelity Advisor Korea Fund	1,036,440	-	32,482,019	-
Reinvestment of distributions	367,601	162,468	11,447,101	3,714,012
Shares redeemed	(2,329,223)	(1,077,457)	(57,258,940)	(29,208,159)
Net increase (decrease)	492,256	1,583,544	$ 26,159,753	$ 43,902,458
Class T
Shares sold	494,150	905,528	$ 12,981,063	$ 24,631,491
Issued in exchange for shares of Fidelity Advisor Korea Fund	234,931	-	7,235,880	-
Reinvestment of distributions	168,831	96,625	5,167,912	2,174,062
Shares redeemed	(1,022,047)	(548,117)	(25,065,963)	(14,491,120)
Net increase (decrease)	(124,135)	454,036	$ 318,892	$ 12,314,433

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class B
Shares sold	242,096	582,754	$ 6,467,358	$ 15,102,929
Issued in exchange for shares of Fidelity Advisor Korea Fund	293,838	-	8,726,975	-
Reinvestment of distributions	105,630	65,401	3,118,188	1,425,750
Shares redeemed	(638,527)	(387,524)	(14,729,354)	(9,787,762)
Net increase (decrease)	3,037	260,631	$ 3,583,167	$ 6,740,917
Class C
Shares sold	544,685	1,281,274	$ 14,847,636	$ 34,698,003
Issued in exchange for shares of Fidelity Advisor Korea Fund	365,248	-	10,807,681	-
Reinvestment of distributions	196,711	105,026	5,785,281	2,283,267
Shares redeemed	(1,348,573)	(618,089)	(31,070,040)	(16,150,431)
Net increase (decrease)	(241,929)	768,211	$ 370,558	$ 20,830,839
Institutional Class
Shares sold	297,341	368,744	$ 8,430,661	$ 10,529,830
Issued in exchange for shares of Fidelity Advisor Korea Fund	131,266	-	4,188,699	-
Reinvestment of distributions	20,222	9,931	641,235	230,692
Shares redeemed	(505,846)	(175,119)	(12,562,978)	(5,062,378)
Net increase (decrease)	(57,017)	203,556	$ 697,617	$ 5,698,144

13. Merger Information.

On December 7, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Korea Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Target Fund shareholders on November 14, 2007. The acquisition was accomplished by an exchange of 1,036,440; 234,931; 293,838; 365,248, and 131,266 shares of Class A, Class T, Class B, Class C and Institutional Class of the Fund, respectively, for 1,446,656; 331,148; 420,027; 517,942; and 182,483 shares then outstanding of Class A, Class T, Class B, Class C and Institutional Class (valued at $22.45, $21.85, $20.78, $20.87, and $22.95, per share for Class A, Class T, Class B, Class C and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Funds or their shareholders.

Annual Report

13. Merger Information - continued

The Target Fund's net assets, including $10,759,371 of unrealized appreciation, were combined with the Fund's net assets of $334,365,132 for total net assets after the acquisition of $397,806,387.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Institutional Class designates 10% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.391 and $0.0414 for the dividend paid 12/05/07.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Asia Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Asia Fund

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Investments Japan Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan), Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEAI-UANN-1208
1.784738.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Emerging Markets
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	-62.82%	4.57%
Class T (incl. 3.50% sales charge)	-62.03%	4.83%
Class B (incl. contingent deferred sales charge) B	-62.74%	4.76%
Class C (incl. contingent deferred sales charge) C	-61.23%	5.13%

A From March 29, 2004.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Markets Fund - Class A on March 29, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund

Stocks across the emerging-markets universe suffered steep losses during the 12 months ending October 31, 2008. In that time, the MSCI® Emerging Markets Index fell 56.22%. All three of the benchmark's primary regions - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - declined by more than 50%. In EMEA, major benchmark component Russia saw its market tumble by more than 62%, while Brazil - representing the benchmark's largest weighting during the period, on average, at almost 15% - finished with a setback of more than 53%. In both cases, falling commodity prices triggered by slowing global economies had a negative impact on share prices. Meanwhile, South Korea, the second-largest benchmark component, experienced a nearly 60% drop. Chinese stocks also were hard-hit, down roughly 67%. Asian emerging markets suffered in part due to concerns about slowing exports in the wake of decelerating economic growth in the United States and Europe, as the U.S. credit crisis continued to worsen and expand its reach abroad.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -60.55%, -60.66%, -60.83% and -60.84%, respectively (excluding sales charges), trailing the MSCI Emerging Markets Index. Stock selection detracted, particularly in Taiwan, South Korea, Brazil and Mexico. On a sector basis, the most damage was done through stock picking in consumer discretionary, financials, telecommunication services, energy and materials. Underweighting Israel's Teva Pharmaceutical Industries, a benchmark component, detracted from the fund's results. An industry leader in a defensive sector, Teva was more resistant to the selling pressure than most other stocks. Similar comments apply to Taiwan Semiconductor Manufacturing. Other detractors included Brazilian steel producer Siderurgica Nacional; Taiwan's Chunghwa Telecom, a benchmark constituent the fund didn't own that actually posted a small gain; wireless carrier China Mobile; and Russian natural gas producer and distributor Gazprom. Conversely, an above-average cash position was beneficial. Although fertilizer holding Israel Chemicals posted a loss, it managed to significantly outperform the benchmark. Another fertilizer stock, Russia-based Uralkali, also helped, as did underweighting and ultimately selling weak-performing benchmark component PetroChina. Egypt-based Orascom Construction, an out-of-benchmark holding, contributed as well. Many stocks I've mentioned were sold by period end.

During the past year, the fund's Institutional Class shares returned -60.42%, trailing the MSCI Emerging Markets Index. Stock selection detracted, particularly in Taiwan, South Korea, Brazil and Mexico. On a sector basis, the most damage was done through stock picking in consumer discretionary, financials, telecommunication services, energy and materials. Underweighting Israel's Teva Pharmaceutical Industries, a benchmark component, detracted from the fund's results. An industry leader in a defensive sector, Teva was more resistant to the selling pressure than most other stocks. Similar comments apply to Taiwan Semiconductor Manufacturing. Other detractors included Brazilian steel producer Siderurgica Nacional; Taiwan's Chunghwa Telecom, a benchmark constituent the fund didn't own that actually posted a small gain; wireless carrier China Mobile; and Russian natural gas producer and distributor Gazprom. Conversely, an above-average cash position was beneficial. Although fertilizer holding Israel Chemicals posted a loss, it managed to significantly outperform the benchmark. Another fertilizer stock, Russia-based Uralkali, also helped, as did underweighting and ultimately selling weak-performing benchmark component PetroChina. Egypt-based Orascom Construction, an out-of-benchmark holding, contributed as well. Many stocks I've mentioned were sold by period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.58%
Actual		$ 1,000.00	$ 446.60	$ 5.75
Hypothetical A		$ 1,000.00	$ 1,017.19	$ 8.01
Class T	1.83%
Actual		$ 1,000.00	$ 445.90	$ 6.65
Hypothetical A		$ 1,000.00	$ 1,015.94	$ 9.27
Class B	2.35%
Actual		$ 1,000.00	$ 445.00	$ 8.54
Hypothetical A		$ 1,000.00	$ 1,013.32	$ 11.89
Class C	2.34%
Actual		$ 1,000.00	$ 445.00	$ 8.50
Hypothetical A		$ 1,000.00	$ 1,013.37	$ 11.84
Institutional Class	1.27%
Actual		$ 1,000.00	$ 447.20	$ 4.62
Hypothetical A		$ 1,000.00	$ 1,018.75	$ 6.44

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.8	4.7
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.2	3.9
Companhia Vale do Rio Doce (PN-A) sponsored ADR (Brazil, Metals & Mining)	2.9	3.3
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.7	3.1
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	2.2	3.5
	14.8
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.5	21.0
Energy	16.3	20.0
Materials	11.5	16.9
Information Technology	10.1	8.3
Telecommunication Services	10.1	9.0
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	14.9	13.9
South Africa	9.7	6.6
Russia	8.8	12.6
Korea (South)	8.2	11.3
China	6.3	5.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks and Investment Companies 94.3%	Stocks and Investment Companies 94.8%
Short-Term Investments and Net Other Assets 5.7%	Short-Term Investments and Net Other Assets 5.2%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
Australia - 0.1%
Sino Gold Mining Ltd. (a)	98,494	$ 226,742
Austria - 0.3%
Erste Bank AG	15,200	405,232
Raiffeisen International Bank-Holding AG (d)	11,774	370,497
TOTAL AUSTRIA		775,729
Bahrain - 0.5%
Gulf Finance House BSC:
(Reg. S) unit	50,000	850,000
GDR (e)	32,010	544,170
TOTAL BAHRAIN		1,394,170
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	183,258	362,190
Central European Media Enterprises Ltd. Class A (a)	14,800	395,308
Credicorp Ltd. (NY Shares)	36,000	1,413,720
Dufry South America Ltd. unit	60,747	373,318
Ports Design Ltd.	558,500	649,299
West Siberian Resources Ltd. SDR (a)	910,000	367,974
TOTAL BERMUDA		3,561,809
Brazil - 14.8%
America Latina Logistica SA unit	144,100	664,503
Anhanguera Educacional Participacoes SA unit	52,371	387,180
Banco Bradesco SA:
(PN)	189,600	2,177,045
(PN) sponsored ADR	231,800	2,712,060
Banco Daycoval SA (PN)	114,500	285,694
Banco do Brasil SA	260,100	1,718,617
Companhia de Saneamento de Minas Gerais	1,600	10,128
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	122,700	1,866,267
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	166,200	2,260,320
Companhia Vale do Rio Doce (PN-A) sponsored ADR	702,800	8,229,788
GVT Holding SA (a)	82,200	894,469
Localiza Rent a Car SA	284,800	1,105,406
MRV Engenharia e Participacoes SA	86,400	447,530
Multiplan Empreendimentos Imobiliarios SA (a)	49,400	248,575
Net Servicos de Comunicacao SA sponsored ADR	272,166	1,779,966
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	540,400	5,827,990
(PN) sponsored ADR (non-vtg.)	221,300	4,884,091
Common Stocks - continued
	Shares	Value
Brazil - continued
Petroleo Brasileiro SA - Petrobras: - continued
sponsored ADR	27,800	$ 747,542
Redecard SA	139,500	1,515,408
SLC Agricola SA	300	1,553
Uniao de Bancos Brasileiros SA (Unibanco):
unit	115,500	715,137
GDR	27,730	1,749,208
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	121,800	1,228,962
TOTAL BRAZIL		41,457,439
British Virgin Islands - 0.0%
Thunderbird Resorts, Inc. (a)(e)	27,300	95,550
Titanium Resources Group Ltd. (a)	31,700	4,285
TOTAL BRITISH VIRGIN ISLANDS		99,835
Canada - 0.2%
Addax Petroleum, Inc.	7,900	117,930
Addax Petroleum, Inc. (e)	4,700	70,161
SouthGobi Energy Resources Ltd. (a)	42,400	295,372
TOTAL CANADA		483,463
Cayman Islands - 1.1%
Chaoda Modern Agriculture (Holdings) Ltd.	2,365,218	1,666,348
China Aoyuan Property Group Ltd.	45,000	4,142
China Dongxiang Group Co. Ltd.	2,101,000	618,097
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	19,600	343,000
The United Laboratories International Holdings Ltd.	916,000	217,439
Yingli Green Energy Holding Co. Ltd. ADR (a)(d)	71,400	376,278
TOTAL CAYMAN ISLANDS		3,225,304
China - 6.3%
China Coal Energy Co. Ltd. (H Shares)	1,400,300	849,283
China Construction Bank Corp. (H Shares)	9,901,000	4,911,648
China Gas Holdings Ltd.	2,432,000	200,189
China Merchants Bank Co. Ltd. (H Shares)	1,459,000	2,235,243
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	1,967,000	712,111
China Yurun Food Group Ltd.	497,000	590,713
Golden Eagle Retail Group Ltd. (H Shares)	1,077,000	563,081
Industrial & Commercial Bank of China	10,968,000	5,160,636
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	390,500	1,670,051
Common Stocks - continued
	Shares	Value
China - continued
Yantai Changyu Pioneer Wine Co. (B Shares)	54,990	$ 170,880
ZTE Corp. (H Shares)	229,200	518,264
TOTAL CHINA		17,582,099
Cyprus - 0.1%
Mirland Development Corp. PLC (a)	116,815	150,714
XXI Century Investments Public Ltd. (a)	54,500	28,387
TOTAL CYPRUS		179,101
Czech Republic - 2.5%
Ceske Energeticke Zavody AS	90,800	3,929,252
Komercni Banka AS	12,893	1,933,556
Philip Morris CR AS	3,894	1,081,638
TOTAL CZECH REPUBLIC		6,944,446
Egypt - 1.3%
Commercial International Bank Ltd. sponsored GDR	255,133	1,135,342
Eastern Tobacco Co.	23,500	909,180
Orascom Construction Industries SAE GDR	16,744	1,121,848
Telecom Egypt SAE	145,400	351,680
TOTAL EGYPT		3,518,050
Georgia - 0.1%
Bank of Georgia unit (a)	27,800	193,210
Hong Kong - 4.7%
China Mobile (Hong Kong) Ltd.	689,700	6,071,608
China Resources Power Holdings Co. Ltd.	1,085,700	2,121,832
CNOOC Ltd.	3,887,000	3,191,516
CNOOC Ltd. sponsored ADR (d)	6,000	490,140
CNPC (Hong Kong) Ltd.	4,001,000	1,226,725
REXCAPITAL Financial Holdings Ltd. (a)	6,970,000	128,797
TOTAL HONG KONG		13,230,618
India - 6.3%
Axis Bank Ltd.	61,800	717,800
Axis Bank Ltd. GDR (Reg. S)	48,700	584,400
Bank of India	191,000	949,688
Bharti Airtel Ltd. (a)	92,625	1,254,160
Educomp Solutions Ltd.	12,200	570,761
Housing Development Finance Corp. Ltd.	76,954	2,801,022
Indian Overseas Bank	393,954	604,940
Infosys Technologies Ltd. sponsored ADR (d)	115,200	3,377,664
Larsen & Toubro Ltd.	78,830	1,317,655
Common Stocks - continued
	Shares	Value
India - continued
Reliance Industries Ltd.	35,268	$ 1,002,495
Rolta India Ltd.	276,737	1,061,149
Satyam Computer Services Ltd.	205,229	1,297,513
Sintex Industries Ltd.	150,364	457,444
Tata Power Co. Ltd.	108,229	1,544,710
TOTAL INDIA		17,541,401
Indonesia - 2.3%
PT Bayan Resources Tbk	1,756,500	271,263
PT Astra International Tbk	1,236,000	1,038,380
PT Bank Mandiri Persero Tbk	2,375,500	343,906
PT Bank Rakyat Indonesia Tbk	5,007,500	1,546,317
PT Bumi Resources Tbk	9,438,500	1,235,750
PT Perusahaan Gas Negara Tbk Series B	13,635,200	1,732,995
PT Telkomunikasi Indonesia Tbk:
Series B	323,000	163,090
sponsored ADR (d)	11,000	220,440
TOTAL INDONESIA		6,552,141
Ireland - 0.1%
Dragon Oil PLC (a)	75,515	195,361
Israel - 4.3%
Cellcom Israel Ltd.	45,100	1,328,646
Check Point Software Technologies Ltd. (a)	115,700	2,339,454
Israel Chemicals Ltd.	389,100	3,771,722
Orpak Systems Ltd.	19,400	31,797
Teva Pharmaceutical Industries Ltd. sponsored ADR	105,800	4,536,704
TOTAL ISRAEL		12,008,323
Kazakhstan - 0.5%
JSC Halyk Bank of Kazakhstan unit	102,990	437,708
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	74,077	1,037,078
TOTAL KAZAKHSTAN		1,474,786
Korea (South) - 8.2%
CJ CheilJedang Corp. (a)	5,284	617,141
Doosan Co. Ltd. (a)	19,911	1,448,661
KB Financial Group, Inc. (a)	24,249	608,957
Korea Gas Corp.	40,551	1,531,766
KT&G Corp.	35,076	2,258,217
LG Household & Health Care Ltd.	8,540	1,223,741
LIG Non-Life Insurance Co. Ltd.	25,280	295,282
Common Stocks - continued
	Shares	Value
Korea (South) - continued
MegaStudy Co. Ltd.	10,727	$ 1,209,551
Meritz Fire & Marine Insurance Co. Ltd.	276,710	1,018,977
NHN Corp. (a)	16,102	1,718,907
Samsung Electronics Co. Ltd.	17,651	7,464,568
Shinhan Financial Group Co. Ltd.	86,860	2,119,688
Taewoong Co. Ltd.	29,639	1,447,788
TOTAL KOREA (SOUTH)		22,963,244
Lebanon - 0.2%
Solidere GDR	31,800	675,750
Luxembourg - 0.6%
Evraz Group SA GDR	36,093	555,832
MHP SA:
GDR (a)(e)	58,900	235,600
GDR (Reg. S)	23,000	92,000
Millicom International Cellular SA	23,400	936,000
TOTAL LUXEMBOURG		1,819,432
Malaysia - 1.2%
DiGi.com Bhd	314,700	1,637,341
KNM Group Bhd	2,487,750	421,839
Parkson Holdings Bhd	1,190	1,129
Public Bank Bhd	561,400	1,334,079
TOTAL MALAYSIA		3,394,388
Mexico - 3.4%
America Movil SAB de CV Series L sponsored ADR	171,900	5,318,586
Banco Compartamos SA de CV	131,800	223,896
Cemex SA de CV sponsored ADR (d)	165,400	1,250,424
Fomento Economico Mexicano SA de CV sponsored ADR	10,800	273,132
Grupo Financiero Banorte SA de CV Series O	964,800	1,767,052
Urbi, Desarrollos Urbanos, SA de CV (a)	509,500	763,459
TOTAL MEXICO		9,596,549
Netherlands - 0.1%
New World Resources BV	32,200	159,643
Nigeria - 0.2%
Guaranty Trust Bank PLC:
(Reg. S) unit	88,363	485,997
sponsored GDR (e)	34,472	189,596
TOTAL NIGERIA		675,593
Common Stocks - continued
	Shares	Value
Oman - 0.4%
BankMuscat SAOG sponsored GDR	128,270	$ 1,180,084
Panama - 0.2%
Intergroup Financial Services Corp.	34,997	384,967
Intergroup Financial Services Corp. (a)(e)	16,076	176,836
TOTAL PANAMA		561,803
Papua New Guinea - 0.3%
Oil Search Ltd.	257,719	780,374
Peru - 0.4%
Compania de Minas Buenaventura SA sponsored ADR	83,689	1,057,829
Philippines - 0.3%
Ayala Corp.	62,496	298,240
Megaworld Corp.	4,353,000	69,541
Security Bank Corp.	230,000	183,717
SM Investments Corp.	101,094	409,966
TOTAL PHILIPPINES		961,464
Poland - 0.8%
Kopex SA (a)	1,234	5,356
Powszechna Kasa Oszczednosci Bank SA	172,700	1,936,449
Trakcja Polska SA	100,053	167,919
TOTAL POLAND		2,109,724
Romania - 0.0%
Banca Transilvania SA (a)	18	16
Russia - 8.8%
Bank St. Petersburg OJSC	263,700	329,625
Comstar United TeleSystems OJSC GDR (Reg. S)	71,400	199,206
LSR Group OJSC (a)	10,200	91,800
Lukoil Oil Co. sponsored ADR	78,853	3,059,496
Magnit OJSC GDR (Reg. S) (a)	46,400	208,800
Mobile TeleSystems OJSC sponsored ADR	46,700	1,828,305
OAO Gazprom sponsored ADR	433,084	8,856,570
OAO NOVATEK GDR	27,807	1,098,377
OAO Raspadskaya	202,000	424,200
OAO TMK	96,800	193,600
OJSC Rosneft unit	154,800	712,080
Pharmstandard OJSC unit (a)	26,200	419,200
Rosinter Restaurants Holding (a)	13,200	369,600
Sberbank (Savings Bank of the Russian Federation)	1,239,700	1,289,288
Sberbank (Savings Bank of the Russian Federation) GDR	3,300	605,272
Uralkali JSC	185,600	853,760
Common Stocks - continued
	Shares	Value
Russia - continued
Uralkali JSC GDR (Reg. S)	38,200	$ 797,998
Vimpel Communications sponsored ADR	151,300	2,193,850
VSMPO-Avisma Corp.	900	49,500
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)(d)	25,925	1,139,145
TOTAL RUSSIA		24,719,672
Singapore - 0.2%
Straits Asia Resources Ltd.	854,000	568,961
Slovenia - 0.1%
Nova Kreditna banka Maribor d.d.	8,959	160,725
South Africa - 9.7%
African Bank Investments Ltd.	540,247	1,470,887
African Rainbow Minerals Ltd.	101,226	1,025,729
Aspen Pharmacare Holdings Ltd.	487,035	1,694,902
Aveng Ltd.	278,100	1,366,020
Bell Equipment Ltd.	91,637	131,312
Exxaro Resources Ltd.	229,512	1,512,853
FirstRand Ltd.	1,312,873	1,879,948
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	151,200	1,105,272
Illovo Sugar Ltd.	329,200	727,812
Impala Platinum Holdings Ltd.	161,164	1,664,427
Mr. Price Group Ltd.	619,300	1,521,310
MTN Group Ltd.	451,802	5,040,575
Murray & Roberts Holdings Ltd.	267,128	1,804,003
Northam Platinum Ltd.	107,950	336,998
Raubex Group Ltd.	476,960	1,232,676
Sasol Ltd.	52,000	1,535,517
Sasol Ltd. sponsored ADR	67,800	1,961,454
Shoprite Holdings Ltd.	209,900	1,106,433
TOTAL SOUTH AFRICA		27,118,128
Switzerland - 0.2%
Orascom Development Holding AG	16,833	483,855
Taiwan - 5.4%
Acer, Inc.	732,000	953,142
Asia Cement Corp.	857,540	504,359
China Steel Corp.	2,555,767	1,863,459
First Financial Holding Co. Ltd.	4,424,784	2,085,960
Fubon Financial Holding Co. Ltd.	2,702,000	1,638,320
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,305,716	3,166,812
Common Stocks - continued
	Shares	Value
Taiwan - continued
HTC Corp.	249,900	$ 2,981,223
Siliconware Precision Industries Co. Ltd.	1,988,379	2,043,536
TOTAL TAIWAN		15,236,811
Thailand - 1.8%
Mermaid Maritime PLC	56,000	12,108
Minor International PCL (For. Reg.)	4,644,694	1,017,506
PTT Exploration & Production PCL (For. Reg.)	603,000	1,504,696
Siam Commercial Bank PCL (For. Reg.)	1,250,700	1,941,511
Total Access Communication PCL:
unit	234,100	167,316
(For. Reg.)	447,100	317,836
TOTAL THAILAND		4,960,973
Turkey - 3.4%
Anadolu Efes Biracilik ve Malt Sanyii AS	313,646	2,641,572
Asya Katilim Bankasi AS	1,351,632	1,182,147
Bagfas Bandirma Gubre Fabrikalari AS	14,609	700,376
Enka Insaat ve Sanayi AS	318,253	1,185,549
Tupras-Turkiye Petrol Rafinerileri AS	157,650	1,991,626
Turkiye Garanti Bankasi AS (a)	1,090,375	1,780,146
TOTAL TURKEY		9,481,416
United Arab Emirates - 0.0%
Depa Ltd. GDR (a)(e)	23,200	74,240
United Kingdom - 0.7%
Eurasian Natural Resources Corp. PLC	85,900	429,569
Randgold Resources Ltd. sponsored ADR	30,500	945,805
Sibir Energy PLC (a)	128,286	510,413
TOTAL UNITED KINGDOM		1,885,787
United States of America - 0.8%
Central European Distribution Corp. (a)(d)	28,500	820,515
CTC Media, Inc. (a)	122,796	908,690
Freeport-McMoRan Copper & Gold, Inc. Class B	19,500	567,450
TOTAL UNITED STATES OF AMERICA		2,296,655
TOTAL COMMON STOCKS (Cost $428,449,237)		263,567,143
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value
Brazil - 0.1%
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.) (Cost $1,210,046)	29,400	$ 376,296
Convertible Bonds - 0.0%
Principal Amount (h)
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13 (f)(g) (Cost $35,369)	BRL	555	14,053
Money Market Funds - 7.1%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	12,246,623	12,246,623
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	7,617,448	7,617,448
TOTAL MONEY MARKET FUNDS (Cost $19,864,071)		19,864,071
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $449,558,723)		283,821,563
NET OTHER ASSETS - (1.4)%		(3,869,102)
NET ASSETS - 100%		$ 279,952,461
Currency Abbreviation
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,386,153 or 0.5% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,053 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13	8/22/07	$ 35,369
(h) Principal amount is stated in United States dollar unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 760,590
Fidelity Securities Lending Cash Central Fund	74,665
Total	$ 835,255
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $85,343,420 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008
Assets
Investment in securities, at value (including securities loaned of $7,479,369) - See accompanying schedule: Unaffiliated issuers (cost $429,694,652)	$ 263,957,492
Fidelity Central Funds (cost $19,864,071)	19,864,071
Total Investments (cost $449,558,723)		$ 283,821,563
Foreign currency held at value (cost $59,160)		59,358
Receivable for investments sold		2,549,164
Receivable for fund shares sold		1,305,269
Dividends receivable		1,078,374
Interest receivable		8
Distributions receivable from Fidelity Central Funds		27,701
Prepaid expenses		121
Receivable from investment adviser for expense reductions		644
Other receivables		137,903
Total assets		288,980,105

Liabilities
Payable for investments purchased	$ 73,675
Payable for fund shares redeemed	721,085
Accrued management fee	202,441
Distribution fees payable	104,187
Other affiliated payables	126,613
Other payables and accrued expenses	182,195
Collateral on securities loaned, at value	7,617,448
Total liabilities		9,027,644

Net Assets		$ 279,952,461
Net Assets consist of:
Paid in capital		$ 534,668,370
Undistributed net investment income		2,102,934
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(91,004,265)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(165,814,578)
Net Assets		$ 279,952,461

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($122,910,990 ÷ 9,762,992 shares)	$ 12.59

Maximum offering price per share (100/94.25 of $12.59)	$ 13.36
Class T: Net Asset Value and redemption price per share ($47,300,423 ÷ 3,786,917 shares)	$ 12.49

Maximum offering price per share (100/96.50 of $12.49)	$ 12.94
Class B: Net Asset Value and offering price per share ($17,306,824 ÷ 1,412,106 shares)A	$ 12.26

Class C: Net Asset Value and offering price per share ($44,877,660 ÷ 3,661,454 shares)A	$ 12.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($47,556,564 ÷ 3,741,801 shares)	$ 12.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 13,695,630
Interest		7,995
Income from Fidelity Central Funds		835,255
		14,538,880
Less foreign taxes withheld		(1,281,372)
Total income		13,257,508

Expenses
Management fee	$ 4,337,958
Transfer agent fees	1,602,439
Distribution fees	2,447,696
Accounting and security lending fees	274,258
Custodian fees and expenses	592,592
Independent trustees' compensation	2,361
Registration fees	130,171
Audit	80,413
Legal	2,445
Miscellaneous	96,017
Total expenses before reductions	9,566,350
Expense reductions	(292,166)	9,274,184
Net investment income (loss)		3,983,324
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $147,836)	(90,430,495)
Foreign currency transactions	(277,313)
Total net realized gain (loss)		(90,707,808)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,018,814)	(350,426,749)
Assets and liabilities in foreign currencies	(119,718)
Total change in net unrealized appreciation (depreciation)		(350,546,467)
Net gain (loss)		(441,254,275)
Net increase (decrease) in net assets resulting from operations		$ (437,270,951)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,983,324	$ 283,224
Net realized gain (loss)	(90,707,808)	14,302,889
Change in net unrealized appreciation (depreciation)	(350,546,467)	159,302,591
Net increase (decrease) in net assets resulting from operations	(437,270,951)	173,888,704
Distributions to shareholders from net investment income	(301,021)	(135,949)
Distributions to shareholders from net realized gain	(13,232,310)	-
Total distributions	(13,533,331)	(135,949)
Share transactions - net increase (decrease)	193,633,537	182,659,550
Redemption fees	397,808	114,351
Total increase (decrease) in net assets	(256,772,937)	356,526,656

Net Assets
Beginning of period	536,725,398	180,198,742
End of period (including undistributed net investment income of $2,102,934 and undistributed net investment income of $147,275, respectively)	$ 279,952,461	$ 536,725,398

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 32.75	$ 19.22	$ 13.75	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.24	.09	.09	.12	.02
Net realized and unrealized gain (loss)	(19.61)	13.46	5.47	3.75	(.16)
Total from investment operations	(19.37)	13.55	5.56	3.87	(.14)
Distributions from net investment income	(.02)	(.03)	(.11)	-	-
Distributions from net realized gain	(.79)	-	-	-	-
Total distributions	(.81)	(.03)	(.11)	-	-
Redemption fees added to paid in capital E	.02	.01	.02	.01	.01
Net asset value, end of period	$ 12.59	$ 32.75	$ 19.22	$ 13.75	$ 9.87
Total Return B,C,D	(60.55)%	70.63%	40.75%	39.31%	(1.30)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.59%	1.59%	1.84%	3.15%	10.75% A
Expenses net of fee waivers, if any	1.59%	1.59%	1.60%	1.63%	2.00% A
Expenses net of all reductions	1.53%	1.54%	1.49%	1.52%	1.91% A
Net investment income (loss)	.94%	.36%	.51%	.95%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,911	$ 218,836	$ 68,232	$ 9,617	$ 1,178
Portfolio turnover rate G	61%	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 32.52	$ 19.10	$ 13.69	$ 9.86	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.17	.03	.05	.09	- J
Net realized and unrealized gain (loss)	(19.48)	13.38	5.43	3.73	(.15)
Total from investment operations	(19.31)	13.41	5.48	3.82	(.15)
Distributions from net investment income	-	-	(.09)	-	-
Distributions from net realized gain	(.74)	-	-	-	-
Total distributions	(.74)	-	(.09)	-	-
Redemption fees added to paid in capital E	.02	.01	.02	.01	.01
Net asset value, end of period	$ 12.49	$ 32.52	$ 19.10	$ 13.69	$ 9.86
Total Return B,C,D	(60.66)%	70.26%	40.32%	38.84%	(1.40)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.84%	1.86%	2.12%	3.53%	11.13% A
Expenses net of fee waivers, if any	1.84%	1.85%	1.85%	1.89%	2.25% A
Expenses net of all reductions	1.79%	1.79%	1.74%	1.77%	2.16% A
Net investment income (loss)	.69%	.11%	.26%	.70%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,300	$ 119,952	$ 41,369	$ 6,801	$ 889
Portfolio turnover rate G	61%	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 32.03	$ 18.91	$ 13.58	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	(.09)	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	(19.13)	13.20	5.40	3.72	(.15)
Total from investment operations	(19.09)	13.11	5.36	3.74	(.18)
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	(.70)	-	-	-	-
Total distributions	(.70)	-	(.05)	-	-
Redemption fees added to paid in capital E	.02	.01	.02	.01	.01
Net asset value, end of period	$ 12.26	$ 32.03	$ 18.91	$ 13.58	$ 9.83
Total Return B,C,D	(60.83)%	69.38%	39.67%	38.15%	(1.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.35%	2.37%	2.66%	4.00%	11.49% A
Expenses net of fee waivers, if any	2.35%	2.35%	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.30%	2.29%	2.24%	2.27%	2.67% A
Net investment income (loss)	.18%	(.39)%	(.24)%	.20%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,307	$ 41,042	$ 18,622	$ 4,997	$ 719
Portfolio turnover rate G	61%	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 32.04	$ 18.91	$ 13.59	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	(.09)	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	(19.15)	13.21	5.39	3.73	(.15)
Total from investment operations	(19.10)	13.12	5.35	3.75	(.18)
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	(.70)	-	-	-	-
Total distributions	(.70)	-	(.05)	-	-
Redemption fees added to paid in capital E	.02	.01	.02	.01	.01
Net asset value, end of period	$ 12.26	$ 32.04	$ 18.91	$ 13.59	$ 9.83
Total Return B,C,D	(60.84)%	69.43%	39.59%	38.25%	(1.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.34%	2.34%	2.58%	4.09%	11.58% A
Expenses net of fee waivers, if any	2.34%	2.34%	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.29%	2.29%	2.24%	2.28%	2.66% A
Net investment income (loss)	.19%	(.39)%	(.24)%	.19%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,878	$ 104,885	$ 42,805	$ 5,890	$ 1,105
Portfolio turnover rate G	61%	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 33.02	$ 19.34	$ 13.80	$ 9.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.31	.18	.14	.14	.03
Net realized and unrealized gain (loss)	(19.76)	13.55	5.49	3.76	(.15)
Total from investment operations	(19.45)	13.73	5.63	3.90	(.12)
Distributions from net investment income	(.09)	(.06)	(.11)	-	-
Distributions from net realized gain	(.79)	-	-	-	-
Total distributions	(.88)	(.06)	(.11)	-	-
Redemption fees added to paid in capital D	.02	.01	.02	.01	.01
Net asset value, end of period	$ 12.71	$ 33.02	$ 19.34	$ 13.80	$ 9.89
Total Return B,C	(60.42)%	71.23%	41.11%	39.53%	(1.10)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.27%	1.25%	1.47%	3.05%	10.37% A
Expenses net of fee waivers, if any	1.27%	1.25%	1.35%	1.41%	1.75% A
Expenses net of all reductions	1.21%	1.19%	1.24%	1.30%	1.66% A
Net investment income (loss)	1.26%	.71%	.75%	1.17%	.53% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,557	$ 52,011	$ 9,172	$ 1,610	$ 529
Portfolio turnover rate F	61%	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,012,947
Unrealized depreciation	(182,488,363)
Net unrealized appreciation (depreciation)	(171,475,416)
Undistributed ordinary income	2,100,770
Capital loss carryforward	(85,343,420)

Cost for federal income tax purposes	$ 455,296,979

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 1,228,381	$ 135,949
Long-term Capital Gains	12,304,950	-
Total	$ 13,533,331	$ 135,949

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $495,956,697 and $310,101,583, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 577,261	$ 83,160
Class T	.25%	.25%	523,140	23,399
Class B	.75%	.25%	361,407	271,724
Class C	.75%	.25%	985,888	382,984
			$ 2,447,696	$ 761,267

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 221,505
Class T	41,780
Class B*	84,675
Class C*	50,250
$ 398,210

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 702,757.31
Class T	322,353.31
Class B	115,214.32
Class C	302,107.31
Institutional Class	160,008.24
	$ 1,602,439

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $68 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,078 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $74,665.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class B	2.35%	$ 644

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $290,686 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $168. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Institutional Class	$ 668

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the

Annual Report

Notes to Financial Statements - continued

10. Other - continued

performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $3, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 145,463	$ 107,461
Institutional Class	155,558	28,488
Total	$ 301,021	$ 135,949
From net realized gain
Class A	$ 5,708,988	$ -
Class T	2,804,174	-
Class B	932,421	-
Class C	2,429,913	-
Institutional Class	1,356,814	-
Total	$ 13,232,310	$ -

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	7,504,990	4,642,561	$ 195,725,070	$ 115,951,246
Reinvestment of distributions	176,530	4,531	5,408,863	93,931
Shares redeemed	(4,599,563)	(1,516,681)	(103,530,172)	(35,427,581)
Net increase (decrease)	3,081,957	3,130,411	$ 97,603,761	$ 80,617,596
Class T
Shares sold	2,371,937	2,453,317	$ 61,265,742	$ 60,760,054
Reinvestment of distributions	87,947	-	2,678,879	-
Shares redeemed	(2,361,671)	(930,237)	(55,099,385)	(21,865,345)
Net increase (decrease)	98,213	1,523,080	$ 8,845,236	$ 38,894,709
Class B
Shares sold	592,288	569,930	$ 15,528,094	$ 13,827,872
Reinvestment of distributions	27,094	-	813,622	-
Shares redeemed	(488,434)	(273,651)	(11,089,482)	(6,330,619)
Net increase (decrease)	130,948	296,279	$ 5,252,234	$ 7,497,253
Class C
Shares sold	2,148,857	1,627,896	$ 56,222,968	$ 39,785,213
Reinvestment of distributions	66,964	-	2,010,918	-
Shares redeemed	(1,828,365)	(617,626)	(38,999,955)	(14,265,294)
Net increase (decrease)	387,456	1,010,270	$ 19,233,931	$ 25,519,919
Institutional Class
Shares sold	4,063,163	1,365,554	$ 98,616,483	$ 36,368,938
Reinvestment of distributions	30,004	877	925,013	18,267
Shares redeemed	(1,926,467)	(265,597)	(36,843,121)	(6,257,132)
Net increase (decrease)	2,166,700	1,100,834	$ 62,698,375	$ 30,130,073

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from March 29, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from March 29, 2004 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

 Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-
present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Class A & T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2007	$.155	$.0496
Class T	12/10/2007	$.093	$.0496

Shareholder Notification:

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Markets Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Investments Japan Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (U.K.) Ltd.

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEM-UANN-1208
1.809005.104

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Emerging Markets
Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Life of FundA
Institutional Class	-60.42%	6.23%

A From March 29, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Markets Fund - Institutional Class on March 29, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund

Stocks across the emerging-markets universe suffered steep losses during the 12 months ending October 31, 2008. In that time, the MSCI® Emerging Markets Index fell 56.22%. All three of the benchmark's primary regions - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - declined by more than 50%. In EMEA, major benchmark component Russia saw its market tumble by more than 62%, while Brazil - representing the benchmark's largest weighting during the period, on average, at almost 15% - finished with a setback of more than 53%. In both cases, falling commodity prices triggered by slowing global economies had a negative impact on share prices. Meanwhile, South Korea, the second-largest benchmark component, experienced a nearly 60% drop. Chinese stocks also were hard-hit, down roughly 67%. Asian emerging markets suffered in part due to concerns about slowing exports in the wake of decelerating economic growth in the United States and Europe, as the U.S. credit crisis continued to worsen and expand its reach abroad.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -60.55%, -60.66%, -60.83% and -60.84%, respectively (excluding sales charges), trailing the MSCI Emerging Markets Index. Stock selection detracted, particularly in Taiwan, South Korea, Brazil and Mexico. On a sector basis, the most damage was done through stock picking in consumer discretionary, financials, telecommunication services, energy and materials. Underweighting Israel's Teva Pharmaceutical Industries, a benchmark component, detracted from the fund's results. An industry leader in a defensive sector, Teva was more resistant to the selling pressure than most other stocks. Similar comments apply to Taiwan Semiconductor Manufacturing. Other detractors included Brazilian steel producer Siderurgica Nacional; Taiwan's Chunghwa Telecom, a benchmark constituent the fund didn't own that actually posted a small gain; wireless carrier China Mobile; and Russian natural gas producer and distributor Gazprom. Conversely, an above-average cash position was beneficial. Although fertilizer holding Israel Chemicals posted a loss, it managed to significantly outperform the benchmark. Another fertilizer stock, Russia-based Uralkali, also helped, as did underweighting and ultimately selling weak-performing benchmark component PetroChina. Egypt-based Orascom Construction, an out-of-benchmark holding, contributed as well. Many stocks I've mentioned were sold by period end.

During the past year, the fund's Institutional Class shares returned -60.42%, trailing the MSCI Emerging Markets Index. Stock selection detracted, particularly in Taiwan, South Korea, Brazil and Mexico. On a sector basis, the most damage was done through stock picking in consumer discretionary, financials, telecommunication services, energy and materials. Underweighting Israel's Teva Pharmaceutical Industries, a benchmark component, detracted from the fund's results. An industry leader in a defensive sector, Teva was more resistant to the selling pressure than most other stocks. Similar comments apply to Taiwan Semiconductor Manufacturing. Other detractors included Brazilian steel producer Siderurgica Nacional; Taiwan's Chunghwa Telecom, a benchmark constituent the fund didn't own that actually posted a small gain; wireless carrier China Mobile; and Russian natural gas producer and distributor Gazprom. Conversely, an above-average cash position was beneficial. Although fertilizer holding Israel Chemicals posted a loss, it managed to significantly outperform the benchmark. Another fertilizer stock, Russia-based Uralkali, also helped, as did underweighting and ultimately selling weak-performing benchmark component PetroChina. Egypt-based Orascom Construction, an out-of-benchmark holding, contributed as well. Many stocks I've mentioned were sold by period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.58%
Actual		$ 1,000.00	$ 446.60	$ 5.75
Hypothetical A		$ 1,000.00	$ 1,017.19	$ 8.01
Class T	1.83%
Actual		$ 1,000.00	$ 445.90	$ 6.65
Hypothetical A		$ 1,000.00	$ 1,015.94	$ 9.27
Class B	2.35%
Actual		$ 1,000.00	$ 445.00	$ 8.54
Hypothetical A		$ 1,000.00	$ 1,013.32	$ 11.89
Class C	2.34%
Actual		$ 1,000.00	$ 445.00	$ 8.50
Hypothetical A		$ 1,000.00	$ 1,013.37	$ 11.84
Institutional Class	1.27%
Actual		$ 1,000.00	$ 447.20	$ 4.62
Hypothetical A		$ 1,000.00	$ 1,018.75	$ 6.44

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.8	4.7
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.2	3.9
Companhia Vale do Rio Doce (PN-A) sponsored ADR (Brazil, Metals & Mining)	2.9	3.3
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.7	3.1
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	2.2	3.5
	14.8
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.5	21.0
Energy	16.3	20.0
Materials	11.5	16.9
Information Technology	10.1	8.3
Telecommunication Services	10.1	9.0
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	14.9	13.9
South Africa	9.7	6.6
Russia	8.8	12.6
Korea (South)	8.2	11.3
China	6.3	5.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks and Investment Companies 94.3%	Stocks and Investment Companies 94.8%
Short-Term Investments and Net Other Assets 5.7%	Short-Term Investments and Net Other Assets 5.2%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
Australia - 0.1%
Sino Gold Mining Ltd. (a)	98,494	$ 226,742
Austria - 0.3%
Erste Bank AG	15,200	405,232
Raiffeisen International Bank-Holding AG (d)	11,774	370,497
TOTAL AUSTRIA		775,729
Bahrain - 0.5%
Gulf Finance House BSC:
(Reg. S) unit	50,000	850,000
GDR (e)	32,010	544,170
TOTAL BAHRAIN		1,394,170
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	183,258	362,190
Central European Media Enterprises Ltd. Class A (a)	14,800	395,308
Credicorp Ltd. (NY Shares)	36,000	1,413,720
Dufry South America Ltd. unit	60,747	373,318
Ports Design Ltd.	558,500	649,299
West Siberian Resources Ltd. SDR (a)	910,000	367,974
TOTAL BERMUDA		3,561,809
Brazil - 14.8%
America Latina Logistica SA unit	144,100	664,503
Anhanguera Educacional Participacoes SA unit	52,371	387,180
Banco Bradesco SA:
(PN)	189,600	2,177,045
(PN) sponsored ADR	231,800	2,712,060
Banco Daycoval SA (PN)	114,500	285,694
Banco do Brasil SA	260,100	1,718,617
Companhia de Saneamento de Minas Gerais	1,600	10,128
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	122,700	1,866,267
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	166,200	2,260,320
Companhia Vale do Rio Doce (PN-A) sponsored ADR	702,800	8,229,788
GVT Holding SA (a)	82,200	894,469
Localiza Rent a Car SA	284,800	1,105,406
MRV Engenharia e Participacoes SA	86,400	447,530
Multiplan Empreendimentos Imobiliarios SA (a)	49,400	248,575
Net Servicos de Comunicacao SA sponsored ADR	272,166	1,779,966
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	540,400	5,827,990
(PN) sponsored ADR (non-vtg.)	221,300	4,884,091
Common Stocks - continued
	Shares	Value
Brazil - continued
Petroleo Brasileiro SA - Petrobras: - continued
sponsored ADR	27,800	$ 747,542
Redecard SA	139,500	1,515,408
SLC Agricola SA	300	1,553
Uniao de Bancos Brasileiros SA (Unibanco):
unit	115,500	715,137
GDR	27,730	1,749,208
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	121,800	1,228,962
TOTAL BRAZIL		41,457,439
British Virgin Islands - 0.0%
Thunderbird Resorts, Inc. (a)(e)	27,300	95,550
Titanium Resources Group Ltd. (a)	31,700	4,285
TOTAL BRITISH VIRGIN ISLANDS		99,835
Canada - 0.2%
Addax Petroleum, Inc.	7,900	117,930
Addax Petroleum, Inc. (e)	4,700	70,161
SouthGobi Energy Resources Ltd. (a)	42,400	295,372
TOTAL CANADA		483,463
Cayman Islands - 1.1%
Chaoda Modern Agriculture (Holdings) Ltd.	2,365,218	1,666,348
China Aoyuan Property Group Ltd.	45,000	4,142
China Dongxiang Group Co. Ltd.	2,101,000	618,097
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	19,600	343,000
The United Laboratories International Holdings Ltd.	916,000	217,439
Yingli Green Energy Holding Co. Ltd. ADR (a)(d)	71,400	376,278
TOTAL CAYMAN ISLANDS		3,225,304
China - 6.3%
China Coal Energy Co. Ltd. (H Shares)	1,400,300	849,283
China Construction Bank Corp. (H Shares)	9,901,000	4,911,648
China Gas Holdings Ltd.	2,432,000	200,189
China Merchants Bank Co. Ltd. (H Shares)	1,459,000	2,235,243
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	1,967,000	712,111
China Yurun Food Group Ltd.	497,000	590,713
Golden Eagle Retail Group Ltd. (H Shares)	1,077,000	563,081
Industrial & Commercial Bank of China	10,968,000	5,160,636
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	390,500	1,670,051
Common Stocks - continued
	Shares	Value
China - continued
Yantai Changyu Pioneer Wine Co. (B Shares)	54,990	$ 170,880
ZTE Corp. (H Shares)	229,200	518,264
TOTAL CHINA		17,582,099
Cyprus - 0.1%
Mirland Development Corp. PLC (a)	116,815	150,714
XXI Century Investments Public Ltd. (a)	54,500	28,387
TOTAL CYPRUS		179,101
Czech Republic - 2.5%
Ceske Energeticke Zavody AS	90,800	3,929,252
Komercni Banka AS	12,893	1,933,556
Philip Morris CR AS	3,894	1,081,638
TOTAL CZECH REPUBLIC		6,944,446
Egypt - 1.3%
Commercial International Bank Ltd. sponsored GDR	255,133	1,135,342
Eastern Tobacco Co.	23,500	909,180
Orascom Construction Industries SAE GDR	16,744	1,121,848
Telecom Egypt SAE	145,400	351,680
TOTAL EGYPT		3,518,050
Georgia - 0.1%
Bank of Georgia unit (a)	27,800	193,210
Hong Kong - 4.7%
China Mobile (Hong Kong) Ltd.	689,700	6,071,608
China Resources Power Holdings Co. Ltd.	1,085,700	2,121,832
CNOOC Ltd.	3,887,000	3,191,516
CNOOC Ltd. sponsored ADR (d)	6,000	490,140
CNPC (Hong Kong) Ltd.	4,001,000	1,226,725
REXCAPITAL Financial Holdings Ltd. (a)	6,970,000	128,797
TOTAL HONG KONG		13,230,618
India - 6.3%
Axis Bank Ltd.	61,800	717,800
Axis Bank Ltd. GDR (Reg. S)	48,700	584,400
Bank of India	191,000	949,688
Bharti Airtel Ltd. (a)	92,625	1,254,160
Educomp Solutions Ltd.	12,200	570,761
Housing Development Finance Corp. Ltd.	76,954	2,801,022
Indian Overseas Bank	393,954	604,940
Infosys Technologies Ltd. sponsored ADR (d)	115,200	3,377,664
Larsen & Toubro Ltd.	78,830	1,317,655
Common Stocks - continued
	Shares	Value
India - continued
Reliance Industries Ltd.	35,268	$ 1,002,495
Rolta India Ltd.	276,737	1,061,149
Satyam Computer Services Ltd.	205,229	1,297,513
Sintex Industries Ltd.	150,364	457,444
Tata Power Co. Ltd.	108,229	1,544,710
TOTAL INDIA		17,541,401
Indonesia - 2.3%
PT Bayan Resources Tbk	1,756,500	271,263
PT Astra International Tbk	1,236,000	1,038,380
PT Bank Mandiri Persero Tbk	2,375,500	343,906
PT Bank Rakyat Indonesia Tbk	5,007,500	1,546,317
PT Bumi Resources Tbk	9,438,500	1,235,750
PT Perusahaan Gas Negara Tbk Series B	13,635,200	1,732,995
PT Telkomunikasi Indonesia Tbk:
Series B	323,000	163,090
sponsored ADR (d)	11,000	220,440
TOTAL INDONESIA		6,552,141
Ireland - 0.1%
Dragon Oil PLC (a)	75,515	195,361
Israel - 4.3%
Cellcom Israel Ltd.	45,100	1,328,646
Check Point Software Technologies Ltd. (a)	115,700	2,339,454
Israel Chemicals Ltd.	389,100	3,771,722
Orpak Systems Ltd.	19,400	31,797
Teva Pharmaceutical Industries Ltd. sponsored ADR	105,800	4,536,704
TOTAL ISRAEL		12,008,323
Kazakhstan - 0.5%
JSC Halyk Bank of Kazakhstan unit	102,990	437,708
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	74,077	1,037,078
TOTAL KAZAKHSTAN		1,474,786
Korea (South) - 8.2%
CJ CheilJedang Corp. (a)	5,284	617,141
Doosan Co. Ltd. (a)	19,911	1,448,661
KB Financial Group, Inc. (a)	24,249	608,957
Korea Gas Corp.	40,551	1,531,766
KT&G Corp.	35,076	2,258,217
LG Household & Health Care Ltd.	8,540	1,223,741
LIG Non-Life Insurance Co. Ltd.	25,280	295,282
Common Stocks - continued
	Shares	Value
Korea (South) - continued
MegaStudy Co. Ltd.	10,727	$ 1,209,551
Meritz Fire & Marine Insurance Co. Ltd.	276,710	1,018,977
NHN Corp. (a)	16,102	1,718,907
Samsung Electronics Co. Ltd.	17,651	7,464,568
Shinhan Financial Group Co. Ltd.	86,860	2,119,688
Taewoong Co. Ltd.	29,639	1,447,788
TOTAL KOREA (SOUTH)		22,963,244
Lebanon - 0.2%
Solidere GDR	31,800	675,750
Luxembourg - 0.6%
Evraz Group SA GDR	36,093	555,832
MHP SA:
GDR (a)(e)	58,900	235,600
GDR (Reg. S)	23,000	92,000
Millicom International Cellular SA	23,400	936,000
TOTAL LUXEMBOURG		1,819,432
Malaysia - 1.2%
DiGi.com Bhd	314,700	1,637,341
KNM Group Bhd	2,487,750	421,839
Parkson Holdings Bhd	1,190	1,129
Public Bank Bhd	561,400	1,334,079
TOTAL MALAYSIA		3,394,388
Mexico - 3.4%
America Movil SAB de CV Series L sponsored ADR	171,900	5,318,586
Banco Compartamos SA de CV	131,800	223,896
Cemex SA de CV sponsored ADR (d)	165,400	1,250,424
Fomento Economico Mexicano SA de CV sponsored ADR	10,800	273,132
Grupo Financiero Banorte SA de CV Series O	964,800	1,767,052
Urbi, Desarrollos Urbanos, SA de CV (a)	509,500	763,459
TOTAL MEXICO		9,596,549
Netherlands - 0.1%
New World Resources BV	32,200	159,643
Nigeria - 0.2%
Guaranty Trust Bank PLC:
(Reg. S) unit	88,363	485,997
sponsored GDR (e)	34,472	189,596
TOTAL NIGERIA		675,593
Common Stocks - continued
	Shares	Value
Oman - 0.4%
BankMuscat SAOG sponsored GDR	128,270	$ 1,180,084
Panama - 0.2%
Intergroup Financial Services Corp.	34,997	384,967
Intergroup Financial Services Corp. (a)(e)	16,076	176,836
TOTAL PANAMA		561,803
Papua New Guinea - 0.3%
Oil Search Ltd.	257,719	780,374
Peru - 0.4%
Compania de Minas Buenaventura SA sponsored ADR	83,689	1,057,829
Philippines - 0.3%
Ayala Corp.	62,496	298,240
Megaworld Corp.	4,353,000	69,541
Security Bank Corp.	230,000	183,717
SM Investments Corp.	101,094	409,966
TOTAL PHILIPPINES		961,464
Poland - 0.8%
Kopex SA (a)	1,234	5,356
Powszechna Kasa Oszczednosci Bank SA	172,700	1,936,449
Trakcja Polska SA	100,053	167,919
TOTAL POLAND		2,109,724
Romania - 0.0%
Banca Transilvania SA (a)	18	16
Russia - 8.8%
Bank St. Petersburg OJSC	263,700	329,625
Comstar United TeleSystems OJSC GDR (Reg. S)	71,400	199,206
LSR Group OJSC (a)	10,200	91,800
Lukoil Oil Co. sponsored ADR	78,853	3,059,496
Magnit OJSC GDR (Reg. S) (a)	46,400	208,800
Mobile TeleSystems OJSC sponsored ADR	46,700	1,828,305
OAO Gazprom sponsored ADR	433,084	8,856,570
OAO NOVATEK GDR	27,807	1,098,377
OAO Raspadskaya	202,000	424,200
OAO TMK	96,800	193,600
OJSC Rosneft unit	154,800	712,080
Pharmstandard OJSC unit (a)	26,200	419,200
Rosinter Restaurants Holding (a)	13,200	369,600
Sberbank (Savings Bank of the Russian Federation)	1,239,700	1,289,288
Sberbank (Savings Bank of the Russian Federation) GDR	3,300	605,272
Uralkali JSC	185,600	853,760
Common Stocks - continued
	Shares	Value
Russia - continued
Uralkali JSC GDR (Reg. S)	38,200	$ 797,998
Vimpel Communications sponsored ADR	151,300	2,193,850
VSMPO-Avisma Corp.	900	49,500
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)(d)	25,925	1,139,145
TOTAL RUSSIA		24,719,672
Singapore - 0.2%
Straits Asia Resources Ltd.	854,000	568,961
Slovenia - 0.1%
Nova Kreditna banka Maribor d.d.	8,959	160,725
South Africa - 9.7%
African Bank Investments Ltd.	540,247	1,470,887
African Rainbow Minerals Ltd.	101,226	1,025,729
Aspen Pharmacare Holdings Ltd.	487,035	1,694,902
Aveng Ltd.	278,100	1,366,020
Bell Equipment Ltd.	91,637	131,312
Exxaro Resources Ltd.	229,512	1,512,853
FirstRand Ltd.	1,312,873	1,879,948
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	151,200	1,105,272
Illovo Sugar Ltd.	329,200	727,812
Impala Platinum Holdings Ltd.	161,164	1,664,427
Mr. Price Group Ltd.	619,300	1,521,310
MTN Group Ltd.	451,802	5,040,575
Murray & Roberts Holdings Ltd.	267,128	1,804,003
Northam Platinum Ltd.	107,950	336,998
Raubex Group Ltd.	476,960	1,232,676
Sasol Ltd.	52,000	1,535,517
Sasol Ltd. sponsored ADR	67,800	1,961,454
Shoprite Holdings Ltd.	209,900	1,106,433
TOTAL SOUTH AFRICA		27,118,128
Switzerland - 0.2%
Orascom Development Holding AG	16,833	483,855
Taiwan - 5.4%
Acer, Inc.	732,000	953,142
Asia Cement Corp.	857,540	504,359
China Steel Corp.	2,555,767	1,863,459
First Financial Holding Co. Ltd.	4,424,784	2,085,960
Fubon Financial Holding Co. Ltd.	2,702,000	1,638,320
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,305,716	3,166,812
Common Stocks - continued
	Shares	Value
Taiwan - continued
HTC Corp.	249,900	$ 2,981,223
Siliconware Precision Industries Co. Ltd.	1,988,379	2,043,536
TOTAL TAIWAN		15,236,811
Thailand - 1.8%
Mermaid Maritime PLC	56,000	12,108
Minor International PCL (For. Reg.)	4,644,694	1,017,506
PTT Exploration & Production PCL (For. Reg.)	603,000	1,504,696
Siam Commercial Bank PCL (For. Reg.)	1,250,700	1,941,511
Total Access Communication PCL:
unit	234,100	167,316
(For. Reg.)	447,100	317,836
TOTAL THAILAND		4,960,973
Turkey - 3.4%
Anadolu Efes Biracilik ve Malt Sanyii AS	313,646	2,641,572
Asya Katilim Bankasi AS	1,351,632	1,182,147
Bagfas Bandirma Gubre Fabrikalari AS	14,609	700,376
Enka Insaat ve Sanayi AS	318,253	1,185,549
Tupras-Turkiye Petrol Rafinerileri AS	157,650	1,991,626
Turkiye Garanti Bankasi AS (a)	1,090,375	1,780,146
TOTAL TURKEY		9,481,416
United Arab Emirates - 0.0%
Depa Ltd. GDR (a)(e)	23,200	74,240
United Kingdom - 0.7%
Eurasian Natural Resources Corp. PLC	85,900	429,569
Randgold Resources Ltd. sponsored ADR	30,500	945,805
Sibir Energy PLC (a)	128,286	510,413
TOTAL UNITED KINGDOM		1,885,787
United States of America - 0.8%
Central European Distribution Corp. (a)(d)	28,500	820,515
CTC Media, Inc. (a)	122,796	908,690
Freeport-McMoRan Copper & Gold, Inc. Class B	19,500	567,450
TOTAL UNITED STATES OF AMERICA		2,296,655
TOTAL COMMON STOCKS (Cost $428,449,237)		263,567,143
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value
Brazil - 0.1%
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.) (Cost $1,210,046)	29,400	$ 376,296
Convertible Bonds - 0.0%
Principal Amount (h)
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13 (f)(g) (Cost $35,369)	BRL	555	14,053
Money Market Funds - 7.1%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	12,246,623	12,246,623
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	7,617,448	7,617,448
TOTAL MONEY MARKET FUNDS (Cost $19,864,071)		19,864,071
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $449,558,723)		283,821,563
NET OTHER ASSETS - (1.4)%		(3,869,102)
NET ASSETS - 100%		$ 279,952,461
Currency Abbreviation
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,386,153 or 0.5% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,053 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13	8/22/07	$ 35,369
(h) Principal amount is stated in United States dollar unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 760,590
Fidelity Securities Lending Cash Central Fund	74,665
Total	$ 835,255
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $85,343,420 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008
Assets
Investment in securities, at value (including securities loaned of $7,479,369) - See accompanying schedule: Unaffiliated issuers (cost $429,694,652)	$ 263,957,492
Fidelity Central Funds (cost $19,864,071)	19,864,071
Total Investments (cost $449,558,723)		$ 283,821,563
Foreign currency held at value (cost $59,160)		59,358
Receivable for investments sold		2,549,164
Receivable for fund shares sold		1,305,269
Dividends receivable		1,078,374
Interest receivable		8
Distributions receivable from Fidelity Central Funds		27,701
Prepaid expenses		121
Receivable from investment adviser for expense reductions		644
Other receivables		137,903
Total assets		288,980,105

Liabilities
Payable for investments purchased	$ 73,675
Payable for fund shares redeemed	721,085
Accrued management fee	202,441
Distribution fees payable	104,187
Other affiliated payables	126,613
Other payables and accrued expenses	182,195
Collateral on securities loaned, at value	7,617,448
Total liabilities		9,027,644

Net Assets		$ 279,952,461
Net Assets consist of:
Paid in capital		$ 534,668,370
Undistributed net investment income		2,102,934
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(91,004,265)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(165,814,578)
Net Assets		$ 279,952,461

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($122,910,990 ÷ 9,762,992 shares)	$ 12.59

Maximum offering price per share (100/94.25 of $12.59)	$ 13.36
Class T: Net Asset Value and redemption price per share ($47,300,423 ÷ 3,786,917 shares)	$ 12.49

Maximum offering price per share (100/96.50 of $12.49)	$ 12.94
Class B: Net Asset Value and offering price per share ($17,306,824 ÷ 1,412,106 shares)A	$ 12.26

Class C: Net Asset Value and offering price per share ($44,877,660 ÷ 3,661,454 shares)A	$ 12.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($47,556,564 ÷ 3,741,801 shares)	$ 12.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 13,695,630
Interest		7,995
Income from Fidelity Central Funds		835,255
		14,538,880
Less foreign taxes withheld		(1,281,372)
Total income		13,257,508

Expenses
Management fee	$ 4,337,958
Transfer agent fees	1,602,439
Distribution fees	2,447,696
Accounting and security lending fees	274,258
Custodian fees and expenses	592,592
Independent trustees' compensation	2,361
Registration fees	130,171
Audit	80,413
Legal	2,445
Miscellaneous	96,017
Total expenses before reductions	9,566,350
Expense reductions	(292,166)	9,274,184
Net investment income (loss)		3,983,324
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $147,836)	(90,430,495)
Foreign currency transactions	(277,313)
Total net realized gain (loss)		(90,707,808)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,018,814)	(350,426,749)
Assets and liabilities in foreign currencies	(119,718)
Total change in net unrealized appreciation (depreciation)		(350,546,467)
Net gain (loss)		(441,254,275)
Net increase (decrease) in net assets resulting from operations		$ (437,270,951)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,983,324	$ 283,224
Net realized gain (loss)	(90,707,808)	14,302,889
Change in net unrealized appreciation (depreciation)	(350,546,467)	159,302,591
Net increase (decrease) in net assets resulting from operations	(437,270,951)	173,888,704
Distributions to shareholders from net investment income	(301,021)	(135,949)
Distributions to shareholders from net realized gain	(13,232,310)	-
Total distributions	(13,533,331)	(135,949)
Share transactions - net increase (decrease)	193,633,537	182,659,550
Redemption fees	397,808	114,351
Total increase (decrease) in net assets	(256,772,937)	356,526,656

Net Assets
Beginning of period	536,725,398	180,198,742
End of period (including undistributed net investment income of $2,102,934 and undistributed net investment income of $147,275, respectively)	$ 279,952,461	$ 536,725,398

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 32.75	$ 19.22	$ 13.75	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.24	.09	.09	.12	.02
Net realized and unrealized gain (loss)	(19.61)	13.46	5.47	3.75	(.16)
Total from investment operations	(19.37)	13.55	5.56	3.87	(.14)
Distributions from net investment income	(.02)	(.03)	(.11)	-	-
Distributions from net realized gain	(.79)	-	-	-	-
Total distributions	(.81)	(.03)	(.11)	-	-
Redemption fees added to paid in capital E	.02	.01	.02	.01	.01
Net asset value, end of period	$ 12.59	$ 32.75	$ 19.22	$ 13.75	$ 9.87
Total Return B,C,D	(60.55)%	70.63%	40.75%	39.31%	(1.30)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.59%	1.59%	1.84%	3.15%	10.75% A
Expenses net of fee waivers, if any	1.59%	1.59%	1.60%	1.63%	2.00% A
Expenses net of all reductions	1.53%	1.54%	1.49%	1.52%	1.91% A
Net investment income (loss)	.94%	.36%	.51%	.95%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,911	$ 218,836	$ 68,232	$ 9,617	$ 1,178
Portfolio turnover rate G	61%	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 32.52	$ 19.10	$ 13.69	$ 9.86	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.17	.03	.05	.09	- J
Net realized and unrealized gain (loss)	(19.48)	13.38	5.43	3.73	(.15)
Total from investment operations	(19.31)	13.41	5.48	3.82	(.15)
Distributions from net investment income	-	-	(.09)	-	-
Distributions from net realized gain	(.74)	-	-	-	-
Total distributions	(.74)	-	(.09)	-	-
Redemption fees added to paid in capital E	.02	.01	.02	.01	.01
Net asset value, end of period	$ 12.49	$ 32.52	$ 19.10	$ 13.69	$ 9.86
Total Return B,C,D	(60.66)%	70.26%	40.32%	38.84%	(1.40)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.84%	1.86%	2.12%	3.53%	11.13% A
Expenses net of fee waivers, if any	1.84%	1.85%	1.85%	1.89%	2.25% A
Expenses net of all reductions	1.79%	1.79%	1.74%	1.77%	2.16% A
Net investment income (loss)	.69%	.11%	.26%	.70%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,300	$ 119,952	$ 41,369	$ 6,801	$ 889
Portfolio turnover rate G	61%	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 32.03	$ 18.91	$ 13.58	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	(.09)	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	(19.13)	13.20	5.40	3.72	(.15)
Total from investment operations	(19.09)	13.11	5.36	3.74	(.18)
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	(.70)	-	-	-	-
Total distributions	(.70)	-	(.05)	-	-
Redemption fees added to paid in capital E	.02	.01	.02	.01	.01
Net asset value, end of period	$ 12.26	$ 32.03	$ 18.91	$ 13.58	$ 9.83
Total Return B,C,D	(60.83)%	69.38%	39.67%	38.15%	(1.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.35%	2.37%	2.66%	4.00%	11.49% A
Expenses net of fee waivers, if any	2.35%	2.35%	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.30%	2.29%	2.24%	2.27%	2.67% A
Net investment income (loss)	.18%	(.39)%	(.24)%	.20%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,307	$ 41,042	$ 18,622	$ 4,997	$ 719
Portfolio turnover rate G	61%	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 32.04	$ 18.91	$ 13.59	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	(.09)	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	(19.15)	13.21	5.39	3.73	(.15)
Total from investment operations	(19.10)	13.12	5.35	3.75	(.18)
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	(.70)	-	-	-	-
Total distributions	(.70)	-	(.05)	-	-
Redemption fees added to paid in capital E	.02	.01	.02	.01	.01
Net asset value, end of period	$ 12.26	$ 32.04	$ 18.91	$ 13.59	$ 9.83
Total Return B,C,D	(60.84)%	69.43%	39.59%	38.25%	(1.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.34%	2.34%	2.58%	4.09%	11.58% A
Expenses net of fee waivers, if any	2.34%	2.34%	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.29%	2.29%	2.24%	2.28%	2.66% A
Net investment income (loss)	.19%	(.39)%	(.24)%	.19%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,878	$ 104,885	$ 42,805	$ 5,890	$ 1,105
Portfolio turnover rate G	61%	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 33.02	$ 19.34	$ 13.80	$ 9.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.31	.18	.14	.14	.03
Net realized and unrealized gain (loss)	(19.76)	13.55	5.49	3.76	(.15)
Total from investment operations	(19.45)	13.73	5.63	3.90	(.12)
Distributions from net investment income	(.09)	(.06)	(.11)	-	-
Distributions from net realized gain	(.79)	-	-	-	-
Total distributions	(.88)	(.06)	(.11)	-	-
Redemption fees added to paid in capital D	.02	.01	.02	.01	.01
Net asset value, end of period	$ 12.71	$ 33.02	$ 19.34	$ 13.80	$ 9.89
Total Return B,C	(60.42)%	71.23%	41.11%	39.53%	(1.10)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.27%	1.25%	1.47%	3.05%	10.37% A
Expenses net of fee waivers, if any	1.27%	1.25%	1.35%	1.41%	1.75% A
Expenses net of all reductions	1.21%	1.19%	1.24%	1.30%	1.66% A
Net investment income (loss)	1.26%	.71%	.75%	1.17%	.53% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,557	$ 52,011	$ 9,172	$ 1,610	$ 529
Portfolio turnover rate F	61%	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,012,947
Unrealized depreciation	(182,488,363)
Net unrealized appreciation (depreciation)	(171,475,416)
Undistributed ordinary income	2,100,770
Capital loss carryforward	(85,343,420)

Cost for federal income tax purposes	$ 455,296,979

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 1,228,381	$ 135,949
Long-term Capital Gains	12,304,950	-
Total	$ 13,533,331	$ 135,949

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $495,956,697 and $310,101,583, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 577,261	$ 83,160
Class T	.25%	.25%	523,140	23,399
Class B	.75%	.25%	361,407	271,724
Class C	.75%	.25%	985,888	382,984
			$ 2,447,696	$ 761,267

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 221,505
Class T	41,780
Class B*	84,675
Class C*	50,250
$ 398,210

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 702,757.31
Class T	322,353.31
Class B	115,214.32
Class C	302,107.31
Institutional Class	160,008.24
	$ 1,602,439

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $68 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,078 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $74,665.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class B	2.35%	$ 644

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $290,686 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $168. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Institutional Class	$ 668

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the

Annual Report

Notes to Financial Statements - continued

10. Other - continued

performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $3, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 145,463	$ 107,461
Institutional Class	155,558	28,488
Total	$ 301,021	$ 135,949
From net realized gain
Class A	$ 5,708,988	$ -
Class T	2,804,174	-
Class B	932,421	-
Class C	2,429,913	-
Institutional Class	1,356,814	-
Total	$ 13,232,310	$ -

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	7,504,990	4,642,561	$ 195,725,070	$ 115,951,246
Reinvestment of distributions	176,530	4,531	5,408,863	93,931
Shares redeemed	(4,599,563)	(1,516,681)	(103,530,172)	(35,427,581)
Net increase (decrease)	3,081,957	3,130,411	$ 97,603,761	$ 80,617,596
Class T
Shares sold	2,371,937	2,453,317	$ 61,265,742	$ 60,760,054
Reinvestment of distributions	87,947	-	2,678,879	-
Shares redeemed	(2,361,671)	(930,237)	(55,099,385)	(21,865,345)
Net increase (decrease)	98,213	1,523,080	$ 8,845,236	$ 38,894,709
Class B
Shares sold	592,288	569,930	$ 15,528,094	$ 13,827,872
Reinvestment of distributions	27,094	-	813,622	-
Shares redeemed	(488,434)	(273,651)	(11,089,482)	(6,330,619)
Net increase (decrease)	130,948	296,279	$ 5,252,234	$ 7,497,253
Class C
Shares sold	2,148,857	1,627,896	$ 56,222,968	$ 39,785,213
Reinvestment of distributions	66,964	-	2,010,918	-
Shares redeemed	(1,828,365)	(617,626)	(38,999,955)	(14,265,294)
Net increase (decrease)	387,456	1,010,270	$ 19,233,931	$ 25,519,919
Institutional Class
Shares sold	4,063,163	1,365,554	$ 98,616,483	$ 36,368,938
Reinvestment of distributions	30,004	877	925,013	18,267
Shares redeemed	(1,926,467)	(265,597)	(36,843,121)	(6,257,132)
Net increase (decrease)	2,166,700	1,100,834	$ 62,698,375	$ 30,130,073

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from March 29, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from March 29, 2004 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

 Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-
present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/07	$.225	$.0496

Shareholder Notification:

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Markets Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Investments Japan Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (U.K.) Ltd.

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEMI-UANN-1208
1.809006.104

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Europe Capital Appreciation
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-52.66%	2.02%	1.11%
Class T (incl. 3.50% sales charge)	-51.66%	2.27%	1.13%
Class B (incl. contingent deferred sales charge) B	-52.27%	2.21%	1.18%
Class C (incl. contingent deferred sales charge) C	-50.53%	2.50%	0.98%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund *

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Class A on December 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

* From December 31, 1998 (first date following the fund's commencement for which the life of fund return for the MSCI Europe Index is available).

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

During the year, the fund's Class A, Class T, Class B and Class C shares were down 49.77%, 49.91%, 50.13% and 50.11%, respectively (excluding sales charges), lagging the 47.89% decline of the MSCI Europe Index. Stock and market selection in consumer discretionary, energy, utilities and materials hurt the most relative to the index. Avoiding German car manufacturer Volkswagen was the biggest individual detractor. Underweighting British oil company BP hurt, while U.K. mining company Rio Tinto fell when energy prices began to slide. Underweighting pharmaceutical giants Novartis in Switzerland and U.K.-based GlaxoSmithKline - the latter of which I sold - detracted. Not owning another pharmaceutical heavyweight, AstraZeneca, also in the U.K., proved detrimental as well. On the upside, the fund benefited from strong stock selection in financials and, to a lesser extent, telecommunication services. Underweighting Royal Bank of Scotland, which I sold, gave the fund its biggest boost. Not owning global insurance company ING, based in the Netherlands, also was a positive. Three Swiss stocks - food and beverage manufacturer Nestle, pharmaceutical company Roche Holding and diversified mining firm Xstrata, the latter of which I sold by period end - benefited performance. Lastly, a modest position in cash helped as well.

During the year, the fund's Institutional Class shares were down 49.63%, lagging the 47.89% decline of the MSCI Europe Index. Stock and market selection in consumer discretionary, energy, utilities and materials hurt the most relative to the index. Avoiding German car manufacturer Volkswagen was the biggest individual detractor. Underweighting British oil company BP hurt, while U.K. mining company Rio Tinto fell when energy prices began to slide. Underweighting pharmaceutical giants Novartis in Switzerland and U.K.-based GlaxoSmithKline - the latter of which I sold - detracted. Not owning another pharmaceutical heavyweight, AstraZeneca, also in the U.K., proved detrimental as well. On the upside, the fund benefited from strong stock selection in financials and, to a lesser extent, telecommunication services. Underweighting Royal Bank of Scotland, which I sold, gave the fund its biggest boost. Not owning global insurance company ING, based in the Netherlands, also was a positive. Three Swiss stocks - food and beverage manufacturer Nestle, pharmaceutical company Roche Holding and diversified mining firm Xstrata, the latter of which I sold by period end - benefited performance. Lastly, a modest position in cash helped as well.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 558.80	$ 5.88
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 558.20	$ 6.85
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 556.90	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 557.10	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Institutional Class	1.25%
Actual		$ 1,000.00	$ 559.80	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	4.6	3.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.9	1.1
Total SA sponsored ADR (France, Oil, Gas & Consumable Fuels)	2.8	2.0
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	3.5
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.5	2.9
	15.4
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.8	22.9
Health Care	16.8	6.1
Consumer Staples	13.7	12.5
Energy	10.8	14.2
Consumer Discretionary	10.1	8.4
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	29.2	26.4
Switzerland	17.9	13.1
Germany	14.2	14.4
France	11.8	12.2
Italy	4.7	7.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 96.9%	Stocks and Investment Companies 97.7%
Short-Term Investments and Net Other Assets 3.1%	Short-Term Investments and Net Other Assets 2.3%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 1.0%
CSL Ltd.	10,860	$ 263,974
Belgium - 1.3%
InBev SA	3,800	153,266
KBC Groupe SA	1,300	55,890
Umicore SA	7,300	130,548
TOTAL BELGIUM		339,704
Canada - 1.5%
Canadian Natural Resources Ltd.	2,000	100,879
EnCana Corp.	2,500	126,949
Petrobank Energy & Resources Ltd. (a)	4,400	83,928
Silver Wheaton Corp. (a)	18,900	65,832
TOTAL CANADA		377,588
Denmark - 1.2%
Genmab AS (a)	2,000	90,326
Novo Nordisk AS Series B	4,300	230,492
TOTAL DENMARK		320,818
Finland - 0.6%
Nokia Corp. sponsored ADR	10,500	159,390
France - 11.8%
AXA SA	16,100	307,575
BNP Paribas SA	5,900	425,988
Cap Gemini SA	5,900	190,096
Credit Agricole SA	7,600	109,949
Essilor International SA	1,600	71,773
Pernod Ricard SA	3,500	227,915
Pinault Printemps-Redoute SA	4,300	274,041
Sanofi-Aventis	6,000	380,143
Societe Generale Series A	2,475	134,900
Suez Environnement SA (a)	1,275	24,668
Total SA sponsored ADR	13,100	726,264
Unibail-Rodamco	1,100	165,530
TOTAL FRANCE		3,038,842
Germany - 14.2%
Adidas-Salomon AG	7,000	248,566
Bayer AG	6,700	372,987
Bayerische Motoren Werke AG (BMW)	10,500	272,425
Commerzbank AG	4,100	44,581
E.ON AG	16,400	627,411
Common Stocks - continued
	Shares	Value
Germany - continued
ESCADA AG (a)	3,100	$ 15,874
Fresenius AG	5,300	314,464
GEA Group AG	5,900	86,222
Linde AG	3,300	277,140
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	3,400	451,265
RWE AG	5,100	426,202
SAP AG	4,700	167,349
SAP AG sponsored ADR	1,500	52,995
Siemens AG (Reg.)	3,000	179,779
Symrise AG	10,100	125,454
TOTAL GERMANY		3,662,714
Hong Kong - 1.0%
Esprit Holdings Ltd.	47,100	267,625
Ireland - 1.3%
Allied Irish Banks PLC	8,700	46,342
CRH PLC	8,300	183,976
Ryanair Holdings PLC sponsored ADR (a)	4,500	100,215
TOTAL IRELAND		330,533
Italy - 4.7%
ENI SpA sponsored ADR	11,900	571,795
Fiat SpA	13,900	110,474
IFIL Finanziaria di Partecipazioni SpA	8,264	25,621
Intesa Sanpaolo SpA	82,800	302,879
Prysmian SpA	2,600	31,541
UniCredit SpA	70,400	172,249
TOTAL ITALY		1,214,559
Luxembourg - 0.2%
ArcelorMittal SA (France)	2,300	59,822
Netherlands - 3.8%
ASML Holding NV (Netherlands)	2,900	50,768
Koninklijke KPN NV	30,900	435,171
Unilever NV (Certificaten Van Aandelen)	21,000	506,089
TOTAL NETHERLANDS		992,028
Norway - 0.6%
Pronova BioPharma ASA	63,100	163,928
Papua New Guinea - 0.5%
Lihir Gold Ltd. (a)	98,696	123,086
Common Stocks - continued
	Shares	Value
Russia - 0.2%
OAO Gazprom sponsored ADR	3,100	$ 63,395
Spain - 3.2%
Banco Santander SA	18,300	197,917
Inditex SA	1,700	57,464
Telefonica SA sponsored ADR	10,300	571,753
TOTAL SPAIN		827,134
Sweden - 0.6%
H&M Hennes & Mauritz AB (B Shares)	4,100	146,995
Switzerland - 17.9%
Actelion Ltd. (Reg.) (a)	5,522	291,652
Credit Suisse Group (Reg.)	10,547	394,308
EFG International	6,590	141,836
Julius Baer Holding AG	4,353	170,210
Lindt & Spruengli AG	4	97,019
Lonza Group AG	894	74,180
Nestle SA (Reg.)	30,872	1,200,259
Nobel Biocare Holding AG (Switzerland)	3,148	54,067
Novartis AG (Reg.)	11,527	584,962
Roche Holding AG (participation certificate)	4,897	748,721
Sonova Holding AG	2,796	116,150
UBS AG:
(For. Reg.)	13,185	223,665
(NY Shares)	7,580	128,102
Zurich Financial Services AG (Reg.)	1,976	400,800
TOTAL SWITZERLAND		4,625,931
United Kingdom - 29.2%
Aegis Group PLC	61,800	65,122
Anglo American PLC (United Kingdom)	3,100	77,773
Autonomy Corp. PLC (a)	5,500	87,195
Barclays PLC	29,200	83,694
Bellway PLC	24,300	211,670
BG Group PLC	13,900	204,360
Bovis Homes Group PLC	37,700	206,050
BP PLC	32,100	261,630
British American Tobacco PLC (United Kingdom)	15,500	425,102
Capita Group PLC	22,600	233,497
Centrica PLC	47,800	234,852
easyJet PLC (a)	37,300	186,051
Experian PLC	57,100	314,866
Hammerson PLC	9,900	114,089
Common Stocks - continued
	Shares	Value
United Kingdom - continued
HBOS PLC	41,700	$ 68,272
HSBC Holdings PLC sponsored ADR	10,900	643,100
Informa PLC	40,400	136,857
Kesa Electricals PLC	108,800	139,696
Kingfisher PLC	79,100	145,980
Lloyds TSB Group PLC	38,800	125,390
Man Group PLC	32,400	187,038
National Grid PLC	15,100	170,082
Persimmon PLC	22,100	106,978
Prudential PLC	41,300	207,438
Reckitt Benckiser Group PLC	11,900	503,306
Redrow PLC	30,200	100,993
Rio Tinto PLC (Reg.)	4,200	196,167
Royal Dutch Shell PLC Class A (United Kingdom)	24,800	681,290
SSL International PLC	32,800	221,499
Standard Chartered PLC (United Kingdom)	17,500	289,187
Tesco PLC	65,200	357,194
Vodafone Group PLC	158,500	304,871
Vodafone Group PLC sponsored ADR	13,550	261,109
TOTAL UNITED KINGDOM		7,552,398
United States of America - 2.1%
Anheuser-Busch Companies, Inc.	1,000	62,030
Genentech, Inc. (a)	3,400	281,996
Synthes, Inc.	860	110,953
Virgin Media, Inc.	13,600	78,336
TOTAL UNITED STATES OF AMERICA		533,315
TOTAL COMMON STOCKS (Cost $36,018,073)		25,063,779
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 1.81% (b) (Cost $332,446)	332,446	332,446
TOTAL INVESTMENT PORTFOLIO - 98.2% (Cost $36,350,519)		25,396,225
NET OTHER ASSETS - 1.8%		461,936
NET ASSETS - 100%		$ 25,858,161
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,224
Fidelity Securities Lending Cash Central Fund	18,572
Total	$ 64,796
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $11,538,731 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $36,018,073)	$ 25,063,779
Fidelity Central Funds (cost $332,446)	332,446
Total Investments (cost $36,350,519)		$ 25,396,225
Receivable for investments sold		1,345,643
Receivable for fund shares sold		9,881
Dividends receivable		73,833
Distributions receivable from Fidelity Central Funds		668
Prepaid expenses		20
Receivable from investment adviser for expense reductions		13,012
Other receivables		5,835
Total assets		26,845,117

Liabilities
Payable for investments purchased	$ 827,115
Payable for fund shares redeemed	70,176
Accrued management fee	16,596
Distribution fees payable	12,514
Other affiliated payables	11,229
Other payables and accrued expenses	49,326
Total liabilities		986,956

Net Assets		$ 25,858,161
Net Assets consist of:
Paid in capital		$ 48,055,770
Undistributed net investment income		650,599
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,887,276)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,960,932)
Net Assets		$ 25,858,161

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,285,758 ÷ 1,144,920 shares)	$ 8.98

Maximum offering price per share (100/94.25 of $8.98)	$ 9.53
Class T: Net Asset Value and redemption price per share ($7,865,878 ÷ 881,440 shares)	$ 8.92

Maximum offering price per share (100/96.50 of $8.92)	$ 9.24
Class B: Net Asset Value and offering price per share ($2,806,372 ÷ 325,935 shares)A	$ 8.61

Class C: Net Asset Value and offering price per share ($4,522,106 ÷ 527,260 shares)A	$ 8.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($378,047 ÷ 41,407 shares)	$ 9.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 1,859,589
Interest		57
Income from Fidelity Central Funds		64,796
		1,924,442
Less foreign taxes withheld		(188,658)
Total income		1,735,784

Expenses
Management fee	$ 397,038
Transfer agent fees	173,192
Distribution fees	309,089
Accounting and security lending fees	30,105
Custodian fees and expenses	48,531
Independent trustees' compensation	257
Registration fees	55,110
Audit	47,955
Legal	352
Miscellaneous	15,231
Total expenses before reductions	1,076,860
Expense reductions	(94,602)	982,258
Net investment income (loss)		753,526
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,799,788)
Foreign currency transactions	(36,458)
Total net realized gain (loss)		(11,836,246)
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,353,714)
Assets and liabilities in foreign currencies	(9,051)
Total change in net unrealized appreciation (depreciation)		(20,362,765)
Net gain (loss)		(32,199,011)
Net increase (decrease) in net assets resulting from operations		$ (31,445,485)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 753,526	$ 1,150,432
Net realized gain (loss)	(11,836,246)	14,763,852
Change in net unrealized appreciation (depreciation)	(20,362,765)	3,567,591
Net increase (decrease) in net assets resulting from operations	(31,445,485)	19,481,875
Distributions to shareholders from net investment income	(842,961)	(305,480)
Distributions to shareholders from net realized gain	(10,296,581)	(4,668,174)
Total distributions	(11,139,542)	(4,973,654)
Share transactions - net increase (decrease)	(11,216,725)	2,498,409
Redemption fees	1,666	3,169
Total increase (decrease) in net assets	(53,800,086)	17,009,799

Net Assets
Beginning of period	79,658,247	62,648,448
End of period (including undistributed net investment income of $650,599 and undistributed net investment income of $1,144,523, respectively)	$ 25,858,161	$ 79,658,247

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.94	$ 17.49	$ 13.47	$ 11.30	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.25	.32	.19 F	.12	.01
Net realized and unrealized gain (loss)	(9.22)	4.48	4.18	2.05	1.37
Total from investment operations	(8.97)	4.80	4.37	2.17	1.38
Distributions from net investment income	(.31)	(.12)	(.13)	-	(.08)
Distributions from net realized gain	(2.68)	(1.23)	(.22)	-	-
Total distributions	(2.99)	(1.35)	(.35)	-	(.08)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.98	$ 20.94	$ 17.49	$ 13.47	$ 11.30
Total Return A, B	(49.77)%	29.16%	33.17%	19.20%	13.87%
Ratios to Average Net Assets D, G
Expenses before reductions	1.63%	1.53%	1.81%	2.16%	2.41%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.55%	1.75%
Expenses net of all reductions	1.46%	1.46%	1.40%	1.44%	1.68%
Net investment income (loss)	1.65%	1.69%	1.16% F	.95%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,286	$ 29,273	$ 18,972	$ 4,544	$ 2,905
Portfolio turnover rate E	112%	173%	173%	135%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.75	$ 17.35	$ 13.34	$ 11.21	$ 9.93
Income from Investment Operations
Net investment income (loss) C	.21	.27	.14 F	.09	(.02)
Net realized and unrealized gain (loss)	(9.17)	4.44	4.17	2.04	1.36
Total from investment operations	(8.96)	4.71	4.31	2.13	1.34
Distributions from net investment income	(.19)	(.08)	(.08)	-	(.06)
Distributions from net realized gain	(2.68)	(1.23)	(.22)	-	-
Total distributions	(2.87)	(1.31)	(.30)	-	(.06)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.92	$ 20.75	$ 17.35	$ 13.34	$ 11.21
Total Return A, B	(49.91)%	28.86%	32.95%	19.00%	13.54%
Ratios to Average Net Assets D, G
Expenses before reductions	1.88%	1.80%	2.07%	2.45%	2.70%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.81%	2.00%
Expenses net of all reductions	1.71%	1.71%	1.65%	1.70%	1.93%
Net investment income (loss)	1.40%	1.44%	.91% F	.70%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,866	$ 21,357	$ 24,643	$ 8,893	$ 8,102
Portfolio turnover rate E	112%	173%	173%	135%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.16	$ 16.91	$ 12.98	$ 10.97	$ 9.72
Income from Investment Operations
Net investment income (loss) C	.13	.17	.06 F	.02	(.07)
Net realized and unrealized gain (loss)	(8.86)	4.34	4.10	1.99	1.33
Total from investment operations	(8.73)	4.51	4.16	2.01	1.26
Distributions from net investment income	(.14)	(.03)	(.01)	-	(.01)
Distributions from net realized gain	(2.68)	(1.23)	(.22)	-	-
Total distributions	(2.82)	(1.26)	(.23)	-	(.01)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.61	$ 20.16	$ 16.91	$ 12.98	$ 10.97
Total Return A, B	(50.13)%	28.29%	32.49%	18.32%	12.97%
Ratios to Average Net Assets D, G
Expenses before reductions	2.39%	2.31%	2.69%	2.94%	3.20%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.32%	2.50%
Expenses net of all reductions	2.21%	2.21%	2.15%	2.20%	2.43%
Net investment income (loss)	.90%	.94%	.41% F	.19%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,806	$ 11,206	$ 8,529	$ 6,415	$ 6,288
Portfolio turnover rate E	112%	173%	173%	135%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.10	$ 16.89	$ 13.00	$ 10.98	$ 9.73
Income from Investment Operations
Net investment income (loss) C	.13	.17	.06 F	.03	(.07)
Net realized and unrealized gain (loss)	(8.82)	4.32	4.07	1.99	1.33
Total from investment operations	(8.69)	4.49	4.13	2.02	1.26
Distributions from net investment income	(.15)	(.05)	(.02)	-	(.01)
Distributions from net realized gain	(2.68)	(1.23)	(.22)	-	-
Total distributions	(2.83)	(1.28)	(.24)	-	(.01)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.58	$ 20.10	$ 16.89	$ 13.00	$ 10.98
Total Return A, B	(50.11)%	28.21%	32.25%	18.40%	12.96%
Ratios to Average Net Assets D, G
Expenses before reductions	2.38%	2.26%	2.57%	2.86%	3.08%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.30%	2.50%
Expenses net of all reductions	2.21%	2.21%	2.15%	2.19%	2.43%
Net investment income (loss)	.90%	.94%	.41% F	.20%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,522	$ 16,084	$ 9,173	$ 4,566	$ 3,234
Portfolio turnover rate E	112%	173%	173%	135%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.27	$ 17.72	$ 13.63	$ 11.40	$ 10.07
Income from Investment Operations
Net investment income (loss) B	.30	.38	.23 E	.16	.04
Net realized and unrealized gain (loss)	(9.38)	4.54	4.25	2.07	1.37
Total from investment operations	(9.08)	4.92	4.48	2.23	1.41
Distributions from net investment income	(.38)	(.14)	(.17)	-	(.08)
Distributions from net realized gain	(2.68)	(1.23)	(.22)	-	-
Total distributions	(3.06)	(1.37)	(.39)	-	(.08)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 9.13	$ 21.27	$ 17.72	$ 13.63	$ 11.40
Total Return A	(49.63)%	29.57%	33.68%	19.56%	14.07%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.19%	1.46%	1.73%	1.95%
Expenses net of fee waivers, if any	1.25%	1.19%	1.25%	1.31%	1.50%
Expenses net of all reductions	1.21%	1.15%	1.15%	1.20%	1.43%
Net investment income (loss)	1.90%	2.00%	1.41% E	1.20%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 378	$ 1,738	$ 1,331	$ 566	$ 457
Portfolio turnover rate D	112%	173%	173%	135%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 402,956
Unrealized depreciation	(11,712,390)
Net unrealized appreciation (depreciation)	(11,309,434)
Undistributed ordinary income	649,136
Capital loss carryforward	(11,538,731)
Cost for federal income tax purposes	$ 36,705,659

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 3,647,627	$ 912,722
Long-term Capital Gains	7,491,915	4,060,932
Total	$ 11,139,542	$ 4,973,654

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $62,006,183 and $82,476,724, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 52,223	$ 1,388
Class T	.25%	.25%	81,093	189
Class B	.75%	.25%	69,757	52,431
Class C	.75%	.25%	106,016	19,276
			$ 309,089	$ 73,284

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,020
Class T	4,088
Class B*	18,341
Class C*	3,082
$ 36,531

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 64,359.31
Class T	51,717.32
Class B	21,795.31
Class C	32,173.31
Institutional Class	3,148.22
	$ 173,192

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $53 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $117 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $18,572.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 25,453
Class T	1.75%	21,126
Class B	2.25%	9,630
Class C	2.25%	13,344
Institutional Class	1.25%	296
		$ 69,849

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,753 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $108 which is recorded in the accompanying Statement of Operations.

Annual Report

10. Other - continued

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 422,203	$ 131,953
Class T	191,381	120,031
Class B	74,344	14,114
Class C	114,566	27,366
Institutional Class	40,467	12,016
Total	$ 842,961	$ 305,480
From net realized gain
Class A	$ 3,709,850	$ 1,411,320
Class T	2,757,536	1,778,779
Class B	1,443,769	642,980
Class C	2,102,997	731,741
Institutional Class	282,429	103,354
Total	$ 10,296,581	$ 4,668,174

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	333,539	887,671	$ 5,175,019	$ 16,290,832
Reinvestment of distributions	215,972	81,628	3,762,228	1,393,387
Shares redeemed	(802,475)	(655,962)	(11,977,580)	(12,453,019)
Net increase (decrease)	(252,964)	313,337	$ (3,040,333)	$ 5,231,200
Class T
Shares sold	117,825	628,131	$ 1,822,740	$ 11,365,875
Reinvestment of distributions	164,143	110,301	2,846,246	1,869,603
Shares redeemed	(429,996)	(1,129,336)	(6,075,451)	(21,225,724)
Net increase (decrease)	(148,028)	(390,904)	$ (1,406,465)	$ (7,990,246)
Class B
Shares sold	61,747	290,925	$ 969,843	$ 5,134,606
Reinvestment of distributions	80,186	36,910	1,347,923	610,124
Shares redeemed	(371,964)	(276,174)	(5,340,611)	(4,941,749)
Net increase (decrease)	(230,031)	51,661	$ (3,022,845)	$ 802,981
Class C
Shares sold	111,450	555,549	$ 1,775,025	$ 9,727,989
Reinvestment of distributions	110,014	36,928	1,841,634	608,950
Shares redeemed	(494,555)	(335,147)	(7,013,919)	(6,006,565)
Net increase (decrease)	(273,091)	257,330	$ (3,397,260)	$ 4,330,374
Institutional Class
Shares sold	43,138	50,928	$ 796,320	$ 962,437
Reinvestment of distributions	11,953	3,929	211,086	67,898
Shares redeemed	(95,399)	(48,267)	(1,357,228)	(906,235)
Net increase (decrease)	(40,308)	6,590	$ (349,822)	$ 124,100

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Name, Age; Principal Occupation
James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Europe Capital Appreciation fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/08	12/05/08	$0.304	$0.00
Class T	12/08/08	12/05/08	$0.262	$0.00
Class B	12/08/08	12/05/08	$0.161	$0.00
Class C	12/08/08	12/05/08	$0.167	$0.00

Class A designates 44%; Class B designates 52%; Class C designates 52%; and Class T designates 49%; of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/07	$0.398	$0.051
Class T	12/10/07	$0.355	$0.051
Class B	12/10/07	$0.337	$0.051
Class C	12/10/07	$0.340	$0.051

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Europe Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked equal to its competitive median for 2007, and the total expenses of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity Investment Advisors

Fidelity Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEUR-UANN-1208
1.784739.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Europe Capital Appreciation
Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fundA
Institutional Class	-49.63%	3.54%	1.98%

A From December 17, 1998.

$10,000 Over Life of Fund *

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Institutional Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

* From December 31, 1998 (first date following the fund's commencement for which the life of fund return for the MSCI Europe Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

During the year, the fund's Class A, Class T, Class B and Class C shares were down 49.77%, 49.91%, 50.13% and 50.11%, respectively (excluding sales charges), lagging the 47.89% decline of the MSCI Europe Index. Stock and market selection in consumer discretionary, energy, utilities and materials hurt the most relative to the index. Avoiding German car manufacturer Volkswagen was the biggest individual detractor. Underweighting British oil company BP hurt, while U.K. mining company Rio Tinto fell when energy prices began to slide. Underweighting pharmaceutical giants Novartis in Switzerland and U.K.-based GlaxoSmithKline - the latter of which I sold - detracted. Not owning another pharmaceutical heavyweight, AstraZeneca, also in the U.K., proved detrimental as well. On the upside, the fund benefited from strong stock selection in financials and, to a lesser extent, telecommunication services. Underweighting Royal Bank of Scotland, which I sold, gave the fund its biggest boost. Not owning global insurance company ING, based in the Netherlands, also was a positive. Three Swiss stocks - food and beverage manufacturer Nestle, pharmaceutical company Roche Holding and diversified mining firm Xstrata, the latter of which I sold by period end - benefited performance. Lastly, a modest position in cash helped as well.

During the year, the fund's Institutional Class shares were down 49.63%, lagging the 47.89% decline of the MSCI Europe Index. Stock and market selection in consumer discretionary, energy, utilities and materials hurt the most relative to the index. Avoiding German car manufacturer Volkswagen was the biggest individual detractor. Underweighting British oil company BP hurt, while U.K. mining company Rio Tinto fell when energy prices began to slide. Underweighting pharmaceutical giants Novartis in Switzerland and U.K.-based GlaxoSmithKline - the latter of which I sold - detracted. Not owning another pharmaceutical heavyweight, AstraZeneca, also in the U.K., proved detrimental as well. On the upside, the fund benefited from strong stock selection in financials and, to a lesser extent, telecommunication services. Underweighting Royal Bank of Scotland, which I sold, gave the fund its biggest boost. Not owning global insurance company ING, based in the Netherlands, also was a positive. Three Swiss stocks - food and beverage manufacturer Nestle, pharmaceutical company Roche Holding and diversified mining firm Xstrata, the latter of which I sold by period end - benefited performance. Lastly, a modest position in cash helped as well.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 558.80	$ 5.88
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 558.20	$ 6.85
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 556.90	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 557.10	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Institutional Class	1.25%
Actual		$ 1,000.00	$ 559.80	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	4.6	3.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.9	1.1
Total SA sponsored ADR (France, Oil, Gas & Consumable Fuels)	2.8	2.0
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	3.5
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.5	2.9
	15.4
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.8	22.9
Health Care	16.8	6.1
Consumer Staples	13.7	12.5
Energy	10.8	14.2
Consumer Discretionary	10.1	8.4
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	29.2	26.4
Switzerland	17.9	13.1
Germany	14.2	14.4
France	11.8	12.2
Italy	4.7	7.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 96.9%	Stocks and Investment Companies 97.7%
Short-Term Investments and Net Other Assets 3.1%	Short-Term Investments and Net Other Assets 2.3%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 1.0%
CSL Ltd.	10,860	$ 263,974
Belgium - 1.3%
InBev SA	3,800	153,266
KBC Groupe SA	1,300	55,890
Umicore SA	7,300	130,548
TOTAL BELGIUM		339,704
Canada - 1.5%
Canadian Natural Resources Ltd.	2,000	100,879
EnCana Corp.	2,500	126,949
Petrobank Energy & Resources Ltd. (a)	4,400	83,928
Silver Wheaton Corp. (a)	18,900	65,832
TOTAL CANADA		377,588
Denmark - 1.2%
Genmab AS (a)	2,000	90,326
Novo Nordisk AS Series B	4,300	230,492
TOTAL DENMARK		320,818
Finland - 0.6%
Nokia Corp. sponsored ADR	10,500	159,390
France - 11.8%
AXA SA	16,100	307,575
BNP Paribas SA	5,900	425,988
Cap Gemini SA	5,900	190,096
Credit Agricole SA	7,600	109,949
Essilor International SA	1,600	71,773
Pernod Ricard SA	3,500	227,915
Pinault Printemps-Redoute SA	4,300	274,041
Sanofi-Aventis	6,000	380,143
Societe Generale Series A	2,475	134,900
Suez Environnement SA (a)	1,275	24,668
Total SA sponsored ADR	13,100	726,264
Unibail-Rodamco	1,100	165,530
TOTAL FRANCE		3,038,842
Germany - 14.2%
Adidas-Salomon AG	7,000	248,566
Bayer AG	6,700	372,987
Bayerische Motoren Werke AG (BMW)	10,500	272,425
Commerzbank AG	4,100	44,581
E.ON AG	16,400	627,411
Common Stocks - continued
	Shares	Value
Germany - continued
ESCADA AG (a)	3,100	$ 15,874
Fresenius AG	5,300	314,464
GEA Group AG	5,900	86,222
Linde AG	3,300	277,140
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	3,400	451,265
RWE AG	5,100	426,202
SAP AG	4,700	167,349
SAP AG sponsored ADR	1,500	52,995
Siemens AG (Reg.)	3,000	179,779
Symrise AG	10,100	125,454
TOTAL GERMANY		3,662,714
Hong Kong - 1.0%
Esprit Holdings Ltd.	47,100	267,625
Ireland - 1.3%
Allied Irish Banks PLC	8,700	46,342
CRH PLC	8,300	183,976
Ryanair Holdings PLC sponsored ADR (a)	4,500	100,215
TOTAL IRELAND		330,533
Italy - 4.7%
ENI SpA sponsored ADR	11,900	571,795
Fiat SpA	13,900	110,474
IFIL Finanziaria di Partecipazioni SpA	8,264	25,621
Intesa Sanpaolo SpA	82,800	302,879
Prysmian SpA	2,600	31,541
UniCredit SpA	70,400	172,249
TOTAL ITALY		1,214,559
Luxembourg - 0.2%
ArcelorMittal SA (France)	2,300	59,822
Netherlands - 3.8%
ASML Holding NV (Netherlands)	2,900	50,768
Koninklijke KPN NV	30,900	435,171
Unilever NV (Certificaten Van Aandelen)	21,000	506,089
TOTAL NETHERLANDS		992,028
Norway - 0.6%
Pronova BioPharma ASA	63,100	163,928
Papua New Guinea - 0.5%
Lihir Gold Ltd. (a)	98,696	123,086
Common Stocks - continued
	Shares	Value
Russia - 0.2%
OAO Gazprom sponsored ADR	3,100	$ 63,395
Spain - 3.2%
Banco Santander SA	18,300	197,917
Inditex SA	1,700	57,464
Telefonica SA sponsored ADR	10,300	571,753
TOTAL SPAIN		827,134
Sweden - 0.6%
H&M Hennes & Mauritz AB (B Shares)	4,100	146,995
Switzerland - 17.9%
Actelion Ltd. (Reg.) (a)	5,522	291,652
Credit Suisse Group (Reg.)	10,547	394,308
EFG International	6,590	141,836
Julius Baer Holding AG	4,353	170,210
Lindt & Spruengli AG	4	97,019
Lonza Group AG	894	74,180
Nestle SA (Reg.)	30,872	1,200,259
Nobel Biocare Holding AG (Switzerland)	3,148	54,067
Novartis AG (Reg.)	11,527	584,962
Roche Holding AG (participation certificate)	4,897	748,721
Sonova Holding AG	2,796	116,150
UBS AG:
(For. Reg.)	13,185	223,665
(NY Shares)	7,580	128,102
Zurich Financial Services AG (Reg.)	1,976	400,800
TOTAL SWITZERLAND		4,625,931
United Kingdom - 29.2%
Aegis Group PLC	61,800	65,122
Anglo American PLC (United Kingdom)	3,100	77,773
Autonomy Corp. PLC (a)	5,500	87,195
Barclays PLC	29,200	83,694
Bellway PLC	24,300	211,670
BG Group PLC	13,900	204,360
Bovis Homes Group PLC	37,700	206,050
BP PLC	32,100	261,630
British American Tobacco PLC (United Kingdom)	15,500	425,102
Capita Group PLC	22,600	233,497
Centrica PLC	47,800	234,852
easyJet PLC (a)	37,300	186,051
Experian PLC	57,100	314,866
Hammerson PLC	9,900	114,089
Common Stocks - continued
	Shares	Value
United Kingdom - continued
HBOS PLC	41,700	$ 68,272
HSBC Holdings PLC sponsored ADR	10,900	643,100
Informa PLC	40,400	136,857
Kesa Electricals PLC	108,800	139,696
Kingfisher PLC	79,100	145,980
Lloyds TSB Group PLC	38,800	125,390
Man Group PLC	32,400	187,038
National Grid PLC	15,100	170,082
Persimmon PLC	22,100	106,978
Prudential PLC	41,300	207,438
Reckitt Benckiser Group PLC	11,900	503,306
Redrow PLC	30,200	100,993
Rio Tinto PLC (Reg.)	4,200	196,167
Royal Dutch Shell PLC Class A (United Kingdom)	24,800	681,290
SSL International PLC	32,800	221,499
Standard Chartered PLC (United Kingdom)	17,500	289,187
Tesco PLC	65,200	357,194
Vodafone Group PLC	158,500	304,871
Vodafone Group PLC sponsored ADR	13,550	261,109
TOTAL UNITED KINGDOM		7,552,398
United States of America - 2.1%
Anheuser-Busch Companies, Inc.	1,000	62,030
Genentech, Inc. (a)	3,400	281,996
Synthes, Inc.	860	110,953
Virgin Media, Inc.	13,600	78,336
TOTAL UNITED STATES OF AMERICA		533,315
TOTAL COMMON STOCKS (Cost $36,018,073)		25,063,779
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 1.81% (b) (Cost $332,446)	332,446	332,446
TOTAL INVESTMENT PORTFOLIO - 98.2% (Cost $36,350,519)		25,396,225
NET OTHER ASSETS - 1.8%		461,936
NET ASSETS - 100%		$ 25,858,161
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,224
Fidelity Securities Lending Cash Central Fund	18,572
Total	$ 64,796
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $11,538,731 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $36,018,073)	$ 25,063,779
Fidelity Central Funds (cost $332,446)	332,446
Total Investments (cost $36,350,519)		$ 25,396,225
Receivable for investments sold		1,345,643
Receivable for fund shares sold		9,881
Dividends receivable		73,833
Distributions receivable from Fidelity Central Funds		668
Prepaid expenses		20
Receivable from investment adviser for expense reductions		13,012
Other receivables		5,835
Total assets		26,845,117

Liabilities
Payable for investments purchased	$ 827,115
Payable for fund shares redeemed	70,176
Accrued management fee	16,596
Distribution fees payable	12,514
Other affiliated payables	11,229
Other payables and accrued expenses	49,326
Total liabilities		986,956

Net Assets		$ 25,858,161
Net Assets consist of:
Paid in capital		$ 48,055,770
Undistributed net investment income		650,599
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,887,276)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,960,932)
Net Assets		$ 25,858,161

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,285,758 ÷ 1,144,920 shares)	$ 8.98

Maximum offering price per share (100/94.25 of $8.98)	$ 9.53
Class T: Net Asset Value and redemption price per share ($7,865,878 ÷ 881,440 shares)	$ 8.92

Maximum offering price per share (100/96.50 of $8.92)	$ 9.24
Class B: Net Asset Value and offering price per share ($2,806,372 ÷ 325,935 shares)A	$ 8.61

Class C: Net Asset Value and offering price per share ($4,522,106 ÷ 527,260 shares)A	$ 8.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($378,047 ÷ 41,407 shares)	$ 9.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 1,859,589
Interest		57
Income from Fidelity Central Funds		64,796
		1,924,442
Less foreign taxes withheld		(188,658)
Total income		1,735,784

Expenses
Management fee	$ 397,038
Transfer agent fees	173,192
Distribution fees	309,089
Accounting and security lending fees	30,105
Custodian fees and expenses	48,531
Independent trustees' compensation	257
Registration fees	55,110
Audit	47,955
Legal	352
Miscellaneous	15,231
Total expenses before reductions	1,076,860
Expense reductions	(94,602)	982,258
Net investment income (loss)		753,526
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,799,788)
Foreign currency transactions	(36,458)
Total net realized gain (loss)		(11,836,246)
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,353,714)
Assets and liabilities in foreign currencies	(9,051)
Total change in net unrealized appreciation (depreciation)		(20,362,765)
Net gain (loss)		(32,199,011)
Net increase (decrease) in net assets resulting from operations		$ (31,445,485)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 753,526	$ 1,150,432
Net realized gain (loss)	(11,836,246)	14,763,852
Change in net unrealized appreciation (depreciation)	(20,362,765)	3,567,591
Net increase (decrease) in net assets resulting from operations	(31,445,485)	19,481,875
Distributions to shareholders from net investment income	(842,961)	(305,480)
Distributions to shareholders from net realized gain	(10,296,581)	(4,668,174)
Total distributions	(11,139,542)	(4,973,654)
Share transactions - net increase (decrease)	(11,216,725)	2,498,409
Redemption fees	1,666	3,169
Total increase (decrease) in net assets	(53,800,086)	17,009,799

Net Assets
Beginning of period	79,658,247	62,648,448
End of period (including undistributed net investment income of $650,599 and undistributed net investment income of $1,144,523, respectively)	$ 25,858,161	$ 79,658,247

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.94	$ 17.49	$ 13.47	$ 11.30	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.25	.32	.19 F	.12	.01
Net realized and unrealized gain (loss)	(9.22)	4.48	4.18	2.05	1.37
Total from investment operations	(8.97)	4.80	4.37	2.17	1.38
Distributions from net investment income	(.31)	(.12)	(.13)	-	(.08)
Distributions from net realized gain	(2.68)	(1.23)	(.22)	-	-
Total distributions	(2.99)	(1.35)	(.35)	-	(.08)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.98	$ 20.94	$ 17.49	$ 13.47	$ 11.30
Total Return A, B	(49.77)%	29.16%	33.17%	19.20%	13.87%
Ratios to Average Net Assets D, G
Expenses before reductions	1.63%	1.53%	1.81%	2.16%	2.41%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.55%	1.75%
Expenses net of all reductions	1.46%	1.46%	1.40%	1.44%	1.68%
Net investment income (loss)	1.65%	1.69%	1.16% F	.95%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,286	$ 29,273	$ 18,972	$ 4,544	$ 2,905
Portfolio turnover rate E	112%	173%	173%	135%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.75	$ 17.35	$ 13.34	$ 11.21	$ 9.93
Income from Investment Operations
Net investment income (loss) C	.21	.27	.14 F	.09	(.02)
Net realized and unrealized gain (loss)	(9.17)	4.44	4.17	2.04	1.36
Total from investment operations	(8.96)	4.71	4.31	2.13	1.34
Distributions from net investment income	(.19)	(.08)	(.08)	-	(.06)
Distributions from net realized gain	(2.68)	(1.23)	(.22)	-	-
Total distributions	(2.87)	(1.31)	(.30)	-	(.06)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.92	$ 20.75	$ 17.35	$ 13.34	$ 11.21
Total Return A, B	(49.91)%	28.86%	32.95%	19.00%	13.54%
Ratios to Average Net Assets D, G
Expenses before reductions	1.88%	1.80%	2.07%	2.45%	2.70%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.81%	2.00%
Expenses net of all reductions	1.71%	1.71%	1.65%	1.70%	1.93%
Net investment income (loss)	1.40%	1.44%	.91% F	.70%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,866	$ 21,357	$ 24,643	$ 8,893	$ 8,102
Portfolio turnover rate E	112%	173%	173%	135%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.16	$ 16.91	$ 12.98	$ 10.97	$ 9.72
Income from Investment Operations
Net investment income (loss) C	.13	.17	.06 F	.02	(.07)
Net realized and unrealized gain (loss)	(8.86)	4.34	4.10	1.99	1.33
Total from investment operations	(8.73)	4.51	4.16	2.01	1.26
Distributions from net investment income	(.14)	(.03)	(.01)	-	(.01)
Distributions from net realized gain	(2.68)	(1.23)	(.22)	-	-
Total distributions	(2.82)	(1.26)	(.23)	-	(.01)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.61	$ 20.16	$ 16.91	$ 12.98	$ 10.97
Total Return A, B	(50.13)%	28.29%	32.49%	18.32%	12.97%
Ratios to Average Net Assets D, G
Expenses before reductions	2.39%	2.31%	2.69%	2.94%	3.20%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.32%	2.50%
Expenses net of all reductions	2.21%	2.21%	2.15%	2.20%	2.43%
Net investment income (loss)	.90%	.94%	.41% F	.19%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,806	$ 11,206	$ 8,529	$ 6,415	$ 6,288
Portfolio turnover rate E	112%	173%	173%	135%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.10	$ 16.89	$ 13.00	$ 10.98	$ 9.73
Income from Investment Operations
Net investment income (loss) C	.13	.17	.06 F	.03	(.07)
Net realized and unrealized gain (loss)	(8.82)	4.32	4.07	1.99	1.33
Total from investment operations	(8.69)	4.49	4.13	2.02	1.26
Distributions from net investment income	(.15)	(.05)	(.02)	-	(.01)
Distributions from net realized gain	(2.68)	(1.23)	(.22)	-	-
Total distributions	(2.83)	(1.28)	(.24)	-	(.01)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.58	$ 20.10	$ 16.89	$ 13.00	$ 10.98
Total Return A, B	(50.11)%	28.21%	32.25%	18.40%	12.96%
Ratios to Average Net Assets D, G
Expenses before reductions	2.38%	2.26%	2.57%	2.86%	3.08%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.30%	2.50%
Expenses net of all reductions	2.21%	2.21%	2.15%	2.19%	2.43%
Net investment income (loss)	.90%	.94%	.41% F	.20%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,522	$ 16,084	$ 9,173	$ 4,566	$ 3,234
Portfolio turnover rate E	112%	173%	173%	135%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.27	$ 17.72	$ 13.63	$ 11.40	$ 10.07
Income from Investment Operations
Net investment income (loss) B	.30	.38	.23 E	.16	.04
Net realized and unrealized gain (loss)	(9.38)	4.54	4.25	2.07	1.37
Total from investment operations	(9.08)	4.92	4.48	2.23	1.41
Distributions from net investment income	(.38)	(.14)	(.17)	-	(.08)
Distributions from net realized gain	(2.68)	(1.23)	(.22)	-	-
Total distributions	(3.06)	(1.37)	(.39)	-	(.08)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 9.13	$ 21.27	$ 17.72	$ 13.63	$ 11.40
Total Return A	(49.63)%	29.57%	33.68%	19.56%	14.07%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.19%	1.46%	1.73%	1.95%
Expenses net of fee waivers, if any	1.25%	1.19%	1.25%	1.31%	1.50%
Expenses net of all reductions	1.21%	1.15%	1.15%	1.20%	1.43%
Net investment income (loss)	1.90%	2.00%	1.41% E	1.20%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 378	$ 1,738	$ 1,331	$ 566	$ 457
Portfolio turnover rate D	112%	173%	173%	135%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 402,956
Unrealized depreciation	(11,712,390)
Net unrealized appreciation (depreciation)	(11,309,434)
Undistributed ordinary income	649,136
Capital loss carryforward	(11,538,731)
Cost for federal income tax purposes	$ 36,705,659

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 3,647,627	$ 912,722
Long-term Capital Gains	7,491,915	4,060,932
Total	$ 11,139,542	$ 4,973,654

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $62,006,183 and $82,476,724, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 52,223	$ 1,388
Class T	.25%	.25%	81,093	189
Class B	.75%	.25%	69,757	52,431
Class C	.75%	.25%	106,016	19,276
			$ 309,089	$ 73,284

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,020
Class T	4,088
Class B*	18,341
Class C*	3,082
$ 36,531

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 64,359.31
Class T	51,717.32
Class B	21,795.31
Class C	32,173.31
Institutional Class	3,148.22
	$ 173,192

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $53 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $117 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $18,572.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 25,453
Class T	1.75%	21,126
Class B	2.25%	9,630
Class C	2.25%	13,344
Institutional Class	1.25%	296
		$ 69,849

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,753 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $108 which is recorded in the accompanying Statement of Operations.

Annual Report

10. Other - continued

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 422,203	$ 131,953
Class T	191,381	120,031
Class B	74,344	14,114
Class C	114,566	27,366
Institutional Class	40,467	12,016
Total	$ 842,961	$ 305,480
From net realized gain
Class A	$ 3,709,850	$ 1,411,320
Class T	2,757,536	1,778,779
Class B	1,443,769	642,980
Class C	2,102,997	731,741
Institutional Class	282,429	103,354
Total	$ 10,296,581	$ 4,668,174

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	333,539	887,671	$ 5,175,019	$ 16,290,832
Reinvestment of distributions	215,972	81,628	3,762,228	1,393,387
Shares redeemed	(802,475)	(655,962)	(11,977,580)	(12,453,019)
Net increase (decrease)	(252,964)	313,337	$ (3,040,333)	$ 5,231,200
Class T
Shares sold	117,825	628,131	$ 1,822,740	$ 11,365,875
Reinvestment of distributions	164,143	110,301	2,846,246	1,869,603
Shares redeemed	(429,996)	(1,129,336)	(6,075,451)	(21,225,724)
Net increase (decrease)	(148,028)	(390,904)	$ (1,406,465)	$ (7,990,246)
Class B
Shares sold	61,747	290,925	$ 969,843	$ 5,134,606
Reinvestment of distributions	80,186	36,910	1,347,923	610,124
Shares redeemed	(371,964)	(276,174)	(5,340,611)	(4,941,749)
Net increase (decrease)	(230,031)	51,661	$ (3,022,845)	$ 802,981
Class C
Shares sold	111,450	555,549	$ 1,775,025	$ 9,727,989
Reinvestment of distributions	110,014	36,928	1,841,634	608,950
Shares redeemed	(494,555)	(335,147)	(7,013,919)	(6,006,565)
Net increase (decrease)	(273,091)	257,330	$ (3,397,260)	$ 4,330,374
Institutional Class
Shares sold	43,138	50,928	$ 796,320	$ 962,437
Reinvestment of distributions	11,953	3,929	211,086	67,898
Shares redeemed	(95,399)	(48,267)	(1,357,228)	(906,235)
Net increase (decrease)	(40,308)	6,590	$ (349,822)	$ 124,100

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Name, Age; Principal Occupation
James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Europe Capital Appreciation fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/08/08	12/05/08	$0.307	$0.00

Institutional Class designates 41% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/07	$0.427	$0.051

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Europe Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked equal to its competitive median for 2007, and the total expenses of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity Investment Advisors

Fidelity Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEURI-UANN-1208
1.784740.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Global Capital Appreciation
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Managements' Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-51.93%	-4.26%	-1.27%
Class T (incl. 3.50% sales charge)	-50.91%	-4.05%	-1.29%
Class B (incl. contingent deferred sales charge)B	-51.55%	-4.12%	-1.21%
Class C (incl. contingent deferred sales charge)C	-49.79%	-3.85%	-1.41%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Capital Appreciation Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® All Country World (MSCI ACWI) Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Sammy Simnegar and Victor Thay, Co-Portfolio Managers of Fidelity Advisor Global Capital Appreciation Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

During a disappointing year for international stocks, the fund's Class A, Class T, Class B and Class C shares fell 48.99%, 49.12%, 49.33% and 49.35%, respectively (excluding sales charges), compared with a 43.37% decline for the MSCI All Country World Index. Ineffective stock picking in both the international and U.S. equities subportfolios accounted for all of our underperformance, although a nearly 4% average position in cash did offer a small bit of upside. In the international sleeve, the fund lost the most ground from its picks in the deflated materials sector, with out-of-index names such as Canadian miner Mercator Minerals and U.S.-listed paper and pulp firm AbitibiBower, no longer held at period end, among the worst performers. Russian natural gas producer Gazprom also detracted. In the U.S. equity sleeve, poor stock picks in the energy and telecommunication services sectors were among the biggest detractors, including such names as independent refiner Valero Energy and telecom company Cogent Communications. On the plus side, the stocks contributing the most to relative performance were U.S.-based, including Genentech, a big biopharmaceutical company that rose on a take-over bid; Southwestern Energy, a natural gas producer; and Norfolk Southern, a national rail-transport company. Several of the stocks we've mentioned were not components of their respective indexes.

During a disappointing year for international stocks, the fund's Institutional Class shares fell 48.89%, compared with a 43.37% decline for the MSCI All Country World Index. Ineffective stock picking in both the international and U.S. equities subportfolios accounted for all of our underperformance, although a nearly 4% average position in cash did offer a small bit of upside. In the international sleeve, the fund lost the most ground from its picks in the deflated materials sector, with out-of-index names such as Canadian miner Mercator Minerals and U.S.-listed paper and pulp firm AbitibiBower, no longer held at period end, among the worst performers. Russian natural gas producer Gazprom also detracted. In the U.S. equity sleeve, poor stock picks in the energy and telecommunication services sectors were among the biggest detractors, including such names as independent refiner Valero Energy and telecom company Cogent Communications. On the plus side, the stocks contributing the most to relative performance were U.S.-based, including Genentech, a big biopharmaceutical company that rose on a take-over bid; Southwestern Energy, a natural gas producer; and Norfolk Southern, a national rail-transport company. Several of the stocks we've mentioned were not components of their respective indexes.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 579.10	$ 5.95
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 578.30	$ 6.94
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 577.50	$ 8.92
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 577.00	$ 8.92
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Institutional Class	1.25%
Actual		$ 1,000.00	$ 579.50	$ 4.96
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Genentech, Inc. (United States of America, Biotechnology)	2.2	1.2
Philip Morris International, Inc. (United States of America, Tobacco)	2.2	0.3
Google, Inc. Class A (sub. vtg.) (United States of America, Internet Software & Services)	2.1	2.3
Landstar System, Inc. (United States of America, Road & Rail)	2.1	1.7
Berkshire Hathaway, Inc. Class B (United States of America, Insurance)	2.0	1.9
	10.6
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	20.1
Energy	14.4	15.5
Industrials	11.8	11.4
Information Technology	10.1	10.8
Health Care	9.9	5.7
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	45.7	39.8
United Kingdom	7.8	8.2
Japan	5.4	6.8
Switzerland	5.1	2.3
Canada	4.7	5.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 94.0%	Stocks 97.1%
Bonds 2.6%	Bonds 0.0%
Short-Term Investments and Net Other Assets 3.4%	Short-Term Investments and Net Other Assets 2.9%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value
Australia - 0.6%
CSL Ltd.	4,750	$ 115,458
Bermuda - 1.7%
Arch Capital Group Ltd. (a)	1,800	125,550
Central European Media Enterprises Ltd. Class A (a)	2,800	74,788
Cooper Industries Ltd. Class A	4,800	148,560
TOTAL BERMUDA		348,898
Brazil - 1.4%
Companhia Vale do Rio Doce (PN-A) sponsored ADR	12,700	148,717
MRV Engenharia e Participacoes SA	12,600	65,265
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,200	75,696
TOTAL BRAZIL		289,678
Canada - 4.7%
Absolute Software Corp. (a)	20,400	65,981
Agnico-Eagle Mines Ltd.	3,400	93,783
Canadian Natural Resources Ltd.	2,800	141,231
Consolidated Thompson Iron Mines Ltd. (a)	36,900	59,674
EnCana Corp.	2,900	147,261
Goldcorp, Inc.	14,300	267,310
Mercator Minerals Ltd. (a)	45,200	90,340
Suncor Energy, Inc.	4,600	110,441
TOTAL CANADA		976,021
Cayman Islands - 0.6%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	6,500	113,750
China - 0.4%
Focus Media Holding Ltd. ADR (a)	4,800	88,944
Czech Republic - 0.6%
Ceske Energeticke Zavody AS	3,100	134,148
Denmark - 0.6%
Vestas Wind Systems AS (a)	3,000	122,879
France - 3.6%
Alstom SA	2,300	113,996
AXA SA	6,400	122,266
BNP Paribas SA	2,200	158,843
GDF Suez	4,500	201,148
Saft Groupe SA	2,800	81,803
Societe Generale Series A	1,300	70,857
TOTAL FRANCE		748,913
Common Stocks - continued
	Shares	Value
Germany - 4.0%
Allianz AG (Reg.)	1,600	$ 119,739
E.ON AG	5,400	206,587
Q-Cells AG (a)	3,200	125,889
RWE AG	2,500	208,923
Siemens AG sponsored ADR	2,700	162,405
TOTAL GERMANY		823,543
Greece - 0.5%
Public Power Corp. of Greece	9,100	112,523
Hong Kong - 0.5%
CNOOC Ltd.	119,000	97,708
India - 0.3%
ICICI Bank Ltd. sponsored ADR	3,400	58,106
Rural Electrification Corp. Ltd.	1,056	1,445
TOTAL INDIA		59,551
Ireland - 0.8%
CRH PLC sponsored ADR	5,100	107,916
Dragon Oil PLC (a)	22,199	57,430
TOTAL IRELAND		165,346
Israel - 1.8%
Israel Chemicals Ltd.	9,700	94,026
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,600	283,008
TOTAL ISRAEL		377,034
Italy - 1.1%
Intesa Sanpaolo SpA	31,800	116,323
UniCredit SpA	47,900	117,198
TOTAL ITALY		233,521
Japan - 5.4%
East Japan Railway Co.	26	185,007
Hisamitsu Pharmaceutical Co., Inc.	2,300	95,858
Mitsubishi Corp.	8,000	134,088
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	26,237	164,506
Mitsui & Co. Ltd.	12,000	116,268
Nomura Holdings, Inc. sponsored ADR	11,800	110,920
Sumitomo Mitsui Financial Group, Inc.	33	132,286
Terumo Corp.	2,700	112,522
Tsumura & Co.	3,100	79,332
TOTAL JAPAN		1,130,787
Common Stocks - continued
	Shares	Value
Mexico - 0.1%
Desarrolladora Homex Sab de CV (a)	7,600	$ 29,143
Netherlands - 0.7%
Unilever NV (NY Shares)	5,737	137,975
Netherlands Antilles - 0.7%
Schlumberger Ltd. (NY Shares)	2,800	144,620
Norway - 0.4%
Renewable Energy Corp. AS (a)	7,900	74,535
Russia - 2.5%
Mobile TeleSystems OJSC sponsored ADR	2,500	97,875
OAO Gazprom sponsored ADR	15,676	320,574
OJSC Rosneft unit	22,400	103,040
TOTAL RUSSIA		521,489
South Africa - 1.0%
FirstRand Ltd.	53,000	75,893
MTN Group Ltd.	11,300	126,070
TOTAL SOUTH AFRICA		201,963
Spain - 1.6%
Grifols SA	5,550	110,449
Telefonica SA	12,300	227,734
TOTAL SPAIN		338,183
Switzerland - 5.1%
ACE Ltd.	4,900	281,064
Alcon, Inc.	600	52,872
Credit Suisse Group sponsored ADR	3,200	119,680
Nestle SA (Reg.)	8,132	316,161
UBS AG (NY Shares)	10,000	169,000
Zurich Financial Services AG (Reg.)	564	114,398
TOTAL SWITZERLAND		1,053,175
Taiwan - 0.8%
HTC Corp.	5,000	59,648
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	14,100	116,466
TOTAL TAIWAN		176,114
Turkey - 0.9%
Tupras-Turkiye Petrol Rafinerileri AS	7,000	88,433
Turkiye Garanti Bankasi AS (a)	62,000	101,221
TOTAL TURKEY		189,654
Common Stocks - continued
	Shares	Value
United Kingdom - 7.8%
BAE Systems PLC	22,500	$ 126,456
BG Group PLC	11,400	167,604
BHP Billiton PLC	12,800	217,324
British American Tobacco PLC (United Kingdom)	5,100	139,872
HSBC Holdings PLC sponsored ADR	4,200	247,800
Imperial Tobacco Group PLC	6,700	179,548
Man Group PLC	20,600	118,919
Prudential PLC	19,300	96,938
Reckitt Benckiser Group PLC	3,000	126,884
Vedanta Resources PLC	7,200	99,700
Xstrata PLC	6,400	109,454
TOTAL UNITED KINGDOM		1,630,499
United States of America - 43.8%
Amazon.com, Inc. (a)	5,400	309,096
Anheuser-Busch Companies, Inc.	1,600	99,248
Applied Materials, Inc.	14,500	187,195
Ascent Media Corp. (a)	4,600	116,334
athenahealth, Inc. (a)	800	24,480
Barr Pharmaceuticals, Inc. (a)	1,500	96,390
Baxter International, Inc.	1,700	102,833
Berkshire Hathaway, Inc. Class B (a)	110	422,400
C.R. Bard, Inc.	1,200	105,900
Charles Schwab Corp.	5,300	101,336
Citigroup, Inc.	3,700	50,505
CME Group, Inc.	400	112,860
Cogent Communications Group, Inc. (a)	8,705	41,610
Equinix, Inc. (a)	1,700	106,114
Genentech, Inc. (a)	5,590	463,633
Goldman Sachs Group, Inc.	2,300	212,750
Google, Inc. Class A (sub. vtg.) (a)	1,230	442,013
Hess Corp.	3,600	216,756
Hewlett-Packard Co.	5,400	206,712
JPMorgan Chase & Co.	6,600	272,250
Juniper Networks, Inc. (a)	10,000	187,400
Landstar System, Inc.	11,100	428,349
Lockheed Martin Corp.	1,800	153,090
MasterCard, Inc. Class A	700	103,474
Medco Health Solutions, Inc. (a)	3,230	122,579
Meritage Homes Corp. (a)	5,600	76,888
Merrill Lynch & Co., Inc.	2,900	53,911
Microchip Technology, Inc.	8,750	215,513
Common Stocks - continued
	Shares	Value
United States of America - continued
National Oilwell Varco, Inc. (a)	3,900	$ 116,571
Noble Energy, Inc.	6,330	328,021
Norfolk Southern Corp.	5,800	347,652
Philip Morris International, Inc.	10,500	456,435
Polo Ralph Lauren Corp. Class A	4,000	188,680
Procter & Gamble Co.	6,000	387,240
ProLogis Trust	4,000	56,000
QUALCOMM, Inc.	2,700	103,302
Quicksilver Gas Services LP	6,400	72,000
SL Green Realty Corp.	1,400	58,856
Southwestern Energy Co. (a)	11,550	411,411
Texas Instruments, Inc.	5,700	111,492
The Walt Disney Co.	15,400	398,860
Valero Energy Corp.	2,600	53,508
VCA Antech, Inc. (a)	14,500	262,450
Visa, Inc.	4,100	226,935
Wells Fargo & Co.	11,000	374,550
Williams Companies, Inc.	5,500	115,335
TOTAL UNITED STATES OF AMERICA		9,100,917
TOTAL COMMON STOCKS (Cost $25,977,392)		19,536,969
Corporate Bonds - 2.6%
	Principal Amount
Convertible Bonds - 1.9%
United States of America - 1.9%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 430,000	266,815
Cogent Communications Group, Inc. 1% 6/15/27	70,000	30,154
Lamar Advertising Co. 2.875% 12/31/10	150,000	102,000
TOTAL UNITED STATES OF AMERICA		398,969
Nonconvertible Bonds - 0.7%
Luxembourg - 0.7%
Evraz Group SA 8.875% 4/24/13 (c)	100,000	42,500
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Luxembourg - continued
TNK-BP Finance SA 7.5% 3/13/13 (Reg. S)	$ 100,000	$ 50,000
Vimpel Communications 8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (c)	100,000	59,000
TOTAL LUXEMBOURG		151,500
TOTAL CORPORATE BONDS (Cost $523,755)		550,469
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 1.81% (b) (Cost $906,175)	906,175	906,175
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $27,407,322)		20,993,613
NET OTHER ASSETS - (1.0)%		(204,456)
NET ASSETS - 100%		$ 20,789,157
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $101,500 or 0.5% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 52,061
Fidelity Securities Lending Cash Central Fund	8,891
Total	$ 60,952
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $9,459,490 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $26,501,147)	$ 20,087,438
Fidelity Central Funds (cost $906,175)	906,175
Total Investments (cost $27,407,322)		$ 20,993,613
Foreign currency held at value (cost $43,057)		43,057
Receivable for investments sold		415,059
Receivable for fund shares sold		17,153
Dividends receivable		40,331
Interest receivable		7,862
Distributions receivable from Fidelity Central Funds		1,705
Prepaid expenses		12
Receivable from investment adviser for expense reductions		12,052
Other receivables		20,475
Total assets		21,551,319

Liabilities
Payable to custodian bank	$ 69,492
Payable for investments purchased	526,155
Payable for fund shares redeemed	94,023
Accrued management fee	7,361
Distribution fees payable	8,795
Other affiliated payables	7,859
Other payables and accrued expenses	48,477
Total liabilities		762,162

Net Assets		$ 20,789,157
Net Assets consist of:
Paid in capital		$ 36,909,001
Undistributed net investment income		924
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,709,560)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,411,208)
Net Assets		$ 20,789,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,904,000 ÷ 1,003,142 shares)	$ 6.88

Maximum offering price per share (100/94.25 of $6.88)	$ 7.30
Class T: Net Asset Value and redemption price per share ($8,103,738 ÷ 1,205,333 shares)	$ 6.72

Maximum offering price per share (100/96.50 of $6.72)	$ 6.96
Class B: Net Asset Value and offering price per share ($1,918,273 ÷ 301,312 shares)A	$ 6.37

Class C: Net Asset Value and offering price per share ($2,696,691 ÷ 423,404 shares)A	$ 6.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,166,455 ÷ 164,915 shares)	$ 7.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 624,655
Interest		3,463
Income from Fidelity Central Funds		60,952
		689,070
Less foreign taxes withheld		(47,209)
Total income		641,861

Expenses
Management fee Basic fee	$ 254,653
Performance adjustment	(21,756)
Transfer agent fees	113,030
Distribution fees	183,122
Accounting and security lending fees	19,771
Custodian fees and expenses	107,486
Independent trustees' compensation	163
Registration fees	49,880
Audit	54,819
Legal	215
Miscellaneous	11,445
Total expenses before reductions	772,828
Expense reductions	(174,470)	598,358
Net investment income (loss)		43,503
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,057,825)
Foreign currency transactions	(32,148)
Total net realized gain (loss)		(9,089,973)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $11,650)	(12,199,458)
Assets and liabilities in foreign currencies	(22,055)
Total change in net unrealized appreciation (depreciation)		(12,221,513)
Net gain (loss)		(21,311,486)
Net increase (decrease) in net assets resulting from operations		$ (21,267,983)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,503	$ (104,872)
Net realized gain (loss)	(9,089,973)	5,836,387
Change in net unrealized appreciation (depreciation)	(12,221,513)	3,378,282
Net increase (decrease) in net assets resulting from operations	(21,267,983)	9,109,797
Distributions to shareholders from net realized gain	(5,633,988)	(7,528,976)
Share transactions - net increase (decrease)	(1,207,232)	(4,022,385)
Redemption fees	3,644	1,520
Total increase (decrease) in net assets	(28,105,559)	(2,440,044)

Net Assets
Beginning of period	48,894,716	51,334,760
End of period (including undistributed net investment income of $924 and undistributed net investment income of $12,210, respectively)	$ 20,789,157	$ 48,894,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.38	$ 14.83	$ 13.68	$ 11.88	$ 10.73
Income from Investment Operations
Net investment income (loss) C	.04	.01	.01	.05	(.04)
Net realized and unrealized gain (loss)	(6.74)	2.69	1.20	1.75	1.19
Total from investment operations	(6.70)	2.70	1.21	1.80	1.15
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	(1.80)	(2.15)	(.02)	-	-
Total distributions	(1.80)	(2.15)	(.06)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.88	$ 15.38	$ 14.83	$ 13.68	$ 11.88
Total Return A, B	(48.99)%	20.55%	8.86%	15.15%	10.72%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.81%	1.69%	1.76%	1.97%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.56%	1.75%
Expenses net of all reductions	1.41%	1.45%	1.46%	1.54%	1.72%
Net investment income (loss)	.38%	.06%	.06%	.39%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,904	$ 14,000	$ 10,956	$ 10,101	$ 8,450
Portfolio turnover rate E	257%	102%	251%	52%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 14.59	$ 13.46	$ 11.71	$ 10.61
Income from Investment Operations
Net investment income (loss) C	.01	(.03)	(.03)	.02	(.07)
Net realized and unrealized gain (loss)	(6.59)	2.64	1.19	1.73	1.17
Total from investment operations	(6.58)	2.61	1.16	1.75	1.10
Distributions from net investment income	-	-	(.01)	-	-
Distributions from net realized gain	(1.75)	(2.15)	(.02)	-	-
Total distributions	(1.75)	(2.15)	(.03)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.72	$ 15.05	$ 14.59	$ 13.46	$ 11.71
Total Return A, B	(49.12)%	20.24%	8.62%	14.94%	10.37%
Ratios to Average Net Assets D, F
Expenses before reductions	2.17%	2.08%	1.99%	2.09%	2.39%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.81%	2.00%
Expenses net of all reductions	1.66%	1.71%	1.71%	1.79%	1.97%
Net investment income (loss)	.13%	(.19)%	(.19)%	.14%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,104	$ 22,039	$ 26,780	$ 28,786	$ 20,966
Portfolio turnover rate E	257%	102%	251%	52%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.34	$ 14.06	$ 13.01	$ 11.38	$ 10.36
Income from Investment Operations
Net investment income (loss) C	(.04)	(.09)	(.10)	(.04)	(.12)
Net realized and unrealized gain (loss)	(6.25)	2.52	1.15	1.67	1.14
Total from investment operations	(6.29)	2.43	1.05	1.63	1.02
Distributions from net realized gain	(1.68)	(2.15)	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.37	$ 14.34	$ 14.06	$ 13.01	$ 11.38
Total Return A, B	(49.33)%	19.65%	8.07%	14.32%	9.85%
Ratios to Average Net Assets D, F
Expenses before reductions	2.66%	2.57%	2.52%	2.61%	3.00%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.31%	2.50%
Expenses net of all reductions	2.16%	2.20%	2.22%	2.29%	2.47%
Net investment income (loss)	(.37)%	(.69)%	(.69)%	(.36)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,918	$ 5,029	$ 5,788	$ 6,464	$ 5,575
Portfolio turnover rate E	257%	102%	251%	52%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.36	$ 14.08	$ 13.02	$ 11.39	$ 10.38
Income from Investment Operations
Net investment income (loss) C	(.04)	(.09)	(.10)	(.05)	(.12)
Net realized and unrealized gain (loss)	(6.26)	2.52	1.16	1.68	1.13
Total from investment operations	(6.30)	2.43	1.06	1.63	1.01
Distributions from net realized gain	(1.69)	(2.15)	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.37	$ 14.36	$ 14.08	$ 13.02	$ 11.39
Total Return A, B	(49.35)%	19.62%	8.14%	14.31%	9.73%
Ratios to Average Net Assets D, F
Expenses before reductions	2.63%	2.57%	2.50%	2.59%	2.87%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.31%	2.50%
Expenses net of all reductions	2.16%	2.20%	2.21%	2.29%	2.47%
Net investment income (loss)	(.37)%	(.69)%	(.69)%	(.36)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,697	$ 5,352	$ 5,348	$ 5,396	$ 3,959
Portfolio turnover rate E	257%	102%	251%	52%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.76	$ 15.11	$ 13.93	$ 12.06	$ 10.88
Income from Investment Operations
Net investment income (loss) B	.07	.05	.05	.09	(.01)
Net realized and unrealized gain (loss)	(6.93)	2.75	1.22	1.78	1.19
Total from investment operations	(6.86)	2.80	1.27	1.87	1.18
Distributions from net investment income	-	-	(.07)	-	-
Distributions from net realized gain	(1.83)	(2.15)	(.02)	-	-
Total distributions	(1.83)	(2.15)	(.09)	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 7.07	$ 15.76	$ 15.11	$ 13.93	$ 12.06
Total Return A	(48.89)%	20.88%	9.15%	15.51%	10.85%
Ratios to Average Net Assets C, E
Expenses before reductions	1.51%	1.43%	1.29%	1.42%	1.55%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.31%	1.50%
Expenses net of all reductions	1.16%	1.20%	1.21%	1.29%	1.47%
Net investment income (loss)	.63%	.31%	.31%	.64%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,166	$ 2,476	$ 2,464	$ 1,800	$ 1,187
Portfolio turnover rate D	257%	102%	251%	52%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards, certain foreign taxes and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 664,712
Unrealized depreciation	(7,325,065)
Net unrealized appreciation (depreciation)	(6,660,353)
Capital loss carryforward	(9,459,490)

Cost for federal income tax purposes	$ 27,653,966

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 4,443,400	$ -
Long-term Capital Gains	1,190,588	7,528,976
Total	$ 5,633,988	$ 7,528,976

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $89,455,780 and $92,423,215, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on July 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in June 2008. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 27,604	$ 1,114
Class T	.25%	.25%	75,522	118
Class B	.75%	.25%	35,991	26,995
Class C	.75%	.25%	44,005	4,833
			$ 183,122	$ 33,060

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,716
Class T	4,083
Class B*	6,426
Class C*	386
$ 13,611

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 34,045.31
Class T	50,395.34
Class B	11,299.32
Class C	13,785.31
Institutional Class	3,506.19
	$ 113,030

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $384 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $74 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,891.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 43,281
Class T	1.75%	62,261
Class B	2.25%	14,527
Class C	2.25%	16,603
Institutional Class	1.25%	4,738
		$ 141,410

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $33,060 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

10. Other - continued

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $2,363, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net realized gain
Class A	$ 1,564,268	$ 1,605,953
Class T	2,554,809	3,892,392
Class B	579,670	859,727
Class C	647,099	818,416
Institutional Class	288,142	352,488
Total	$ 5,633,988	$ 7,528,976

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	418,198	317,426	$ 4,437,285	$ 4,551,831
Reinvestment of distributions	119,266	117,030	1,527,791	1,549,483
Shares redeemed	(444,363)	(262,944)	(5,018,995)	(3,684,586)
Net increase (decrease)	93,101	171,512	$ 946,081	$ 2,416,728
Class T
Shares sold	231,838	275,123	$ 2,533,231	$ 3,836,949
Reinvestment of distributions	200,342	296,053	2,512,291	3,842,771
Shares redeemed	(690,912)	(942,615)	(7,517,985)	(13,037,243)
Net increase (decrease)	(258,732)	(371,439)	$ (2,472,463)	$ (5,357,523)
Class B
Shares sold	43,331	54,071	$ 444,725	$ 718,841
Reinvestment of distributions	43,292	62,934	516,478	781,643
Shares redeemed	(135,936)	(178,017)	(1,380,376)	(2,365,148)
Net increase (decrease)	(49,313)	(61,012)	$ (419,173)	$ (864,664)
Class C
Shares sold	101,121	79,702	$ 1,020,088	$ 1,057,436
Reinvestment of distributions	50,878	60,320	606,979	750,384
Shares redeemed	(101,263)	(147,310)	(997,298)	(1,939,803)
Net increase (decrease)	50,736	(7,288)	$ 629,769	$ (131,983)
Institutional Class
Shares sold	14,690	10,485	$ 163,737	$ 151,256
Reinvestment of distributions	10,610	13,152	139,410	177,952
Shares redeemed	(17,519)	(29,545)	(194,593)	(414,151)
Net increase (decrease)	7,781	(5,908)	$ 108,554	$ (84,943)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class A designates 12%, Class T designates 12%, Class B designates 13%, and Class C designates 13%, of the dividends distributed in December 2007, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Global Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Global Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Global Capital Appreciation Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance adjustment took effect on June 1, 2008, after the periods shown in the chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked equal to its competitive median for 2007, and the total expenses of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

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(U.K.) Inc.

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Boston, MA

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Boston, MA

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Boston, MA

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State Street Bank and Trust Company

Quincy, MA

AGLO-UANN-1208
1.784744.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Global Capital Appreciation
Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Managements' Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-48.89%	-2.89%	-0.41%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® All Country World (MSCI ACWI) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Sammy Simnegar and Victor Thay, Co-Portfolio Managers of Fidelity Advisor Global Capital Appreciation Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

During a disappointing year for international stocks, the fund's Class A, Class T, Class B and Class C shares fell 48.99%, 49.12%, 49.33% and 49.35%, respectively (excluding sales charges), compared with a 43.37% decline for the MSCI All Country World Index. Ineffective stock picking in both the international and U.S. equities subportfolios accounted for all of our underperformance, although a nearly 4% average position in cash did offer a small bit of upside. In the international sleeve, the fund lost the most ground from its picks in the deflated materials sector, with out-of-index names such as Canadian miner Mercator Minerals and U.S.-listed paper and pulp firm AbitibiBower, no longer held at period end, among the worst performers. Russian natural gas producer Gazprom also detracted. In the U.S. equity sleeve, poor stock picks in the energy and telecommunication services sectors were among the biggest detractors, including such names as independent refiner Valero Energy and telecom company Cogent Communications. On the plus side, the stocks contributing the most to relative performance were U.S.-based, including Genentech, a big biopharmaceutical company that rose on a take-over bid; Southwestern Energy, a natural gas producer; and Norfolk Southern, a national rail-transport company. Several of the stocks we've mentioned were not components of their respective indexes.

During a disappointing year for international stocks, the fund's Institutional Class shares fell 48.89%, compared with a 43.37% decline for the MSCI All Country World Index. Ineffective stock picking in both the international and U.S. equities subportfolios accounted for all of our underperformance, although a nearly 4% average position in cash did offer a small bit of upside. In the international sleeve, the fund lost the most ground from its picks in the deflated materials sector, with out-of-index names such as Canadian miner Mercator Minerals and U.S.-listed paper and pulp firm AbitibiBower, no longer held at period end, among the worst performers. Russian natural gas producer Gazprom also detracted. In the U.S. equity sleeve, poor stock picks in the energy and telecommunication services sectors were among the biggest detractors, including such names as independent refiner Valero Energy and telecom company Cogent Communications. On the plus side, the stocks contributing the most to relative performance were U.S.-based, including Genentech, a big biopharmaceutical company that rose on a take-over bid; Southwestern Energy, a natural gas producer; and Norfolk Southern, a national rail-transport company. Several of the stocks we've mentioned were not components of their respective indexes.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 579.10	$ 5.95
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 578.30	$ 6.94
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 577.50	$ 8.92
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 577.00	$ 8.92
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Institutional Class	1.25%
Actual		$ 1,000.00	$ 579.50	$ 4.96
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Genentech, Inc. (United States of America, Biotechnology)	2.2	1.2
Philip Morris International, Inc. (United States of America, Tobacco)	2.2	0.3
Google, Inc. Class A (sub. vtg.) (United States of America, Internet Software & Services)	2.1	2.3
Landstar System, Inc. (United States of America, Road & Rail)	2.1	1.7
Berkshire Hathaway, Inc. Class B (United States of America, Insurance)	2.0	1.9
	10.6
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	20.1
Energy	14.4	15.5
Industrials	11.8	11.4
Information Technology	10.1	10.8
Health Care	9.9	5.7
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	45.7	39.8
United Kingdom	7.8	8.2
Japan	5.4	6.8
Switzerland	5.1	2.3
Canada	4.7	5.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 94.0%	Stocks 97.1%
Bonds 2.6%	Bonds 0.0%
Short-Term Investments and Net Other Assets 3.4%	Short-Term Investments and Net Other Assets 2.9%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value
Australia - 0.6%
CSL Ltd.	4,750	$ 115,458
Bermuda - 1.7%
Arch Capital Group Ltd. (a)	1,800	125,550
Central European Media Enterprises Ltd. Class A (a)	2,800	74,788
Cooper Industries Ltd. Class A	4,800	148,560
TOTAL BERMUDA		348,898
Brazil - 1.4%
Companhia Vale do Rio Doce (PN-A) sponsored ADR	12,700	148,717
MRV Engenharia e Participacoes SA	12,600	65,265
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,200	75,696
TOTAL BRAZIL		289,678
Canada - 4.7%
Absolute Software Corp. (a)	20,400	65,981
Agnico-Eagle Mines Ltd.	3,400	93,783
Canadian Natural Resources Ltd.	2,800	141,231
Consolidated Thompson Iron Mines Ltd. (a)	36,900	59,674
EnCana Corp.	2,900	147,261
Goldcorp, Inc.	14,300	267,310
Mercator Minerals Ltd. (a)	45,200	90,340
Suncor Energy, Inc.	4,600	110,441
TOTAL CANADA		976,021
Cayman Islands - 0.6%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	6,500	113,750
China - 0.4%
Focus Media Holding Ltd. ADR (a)	4,800	88,944
Czech Republic - 0.6%
Ceske Energeticke Zavody AS	3,100	134,148
Denmark - 0.6%
Vestas Wind Systems AS (a)	3,000	122,879
France - 3.6%
Alstom SA	2,300	113,996
AXA SA	6,400	122,266
BNP Paribas SA	2,200	158,843
GDF Suez	4,500	201,148
Saft Groupe SA	2,800	81,803
Societe Generale Series A	1,300	70,857
TOTAL FRANCE		748,913
Common Stocks - continued
	Shares	Value
Germany - 4.0%
Allianz AG (Reg.)	1,600	$ 119,739
E.ON AG	5,400	206,587
Q-Cells AG (a)	3,200	125,889
RWE AG	2,500	208,923
Siemens AG sponsored ADR	2,700	162,405
TOTAL GERMANY		823,543
Greece - 0.5%
Public Power Corp. of Greece	9,100	112,523
Hong Kong - 0.5%
CNOOC Ltd.	119,000	97,708
India - 0.3%
ICICI Bank Ltd. sponsored ADR	3,400	58,106
Rural Electrification Corp. Ltd.	1,056	1,445
TOTAL INDIA		59,551
Ireland - 0.8%
CRH PLC sponsored ADR	5,100	107,916
Dragon Oil PLC (a)	22,199	57,430
TOTAL IRELAND		165,346
Israel - 1.8%
Israel Chemicals Ltd.	9,700	94,026
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,600	283,008
TOTAL ISRAEL		377,034
Italy - 1.1%
Intesa Sanpaolo SpA	31,800	116,323
UniCredit SpA	47,900	117,198
TOTAL ITALY		233,521
Japan - 5.4%
East Japan Railway Co.	26	185,007
Hisamitsu Pharmaceutical Co., Inc.	2,300	95,858
Mitsubishi Corp.	8,000	134,088
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	26,237	164,506
Mitsui & Co. Ltd.	12,000	116,268
Nomura Holdings, Inc. sponsored ADR	11,800	110,920
Sumitomo Mitsui Financial Group, Inc.	33	132,286
Terumo Corp.	2,700	112,522
Tsumura & Co.	3,100	79,332
TOTAL JAPAN		1,130,787
Common Stocks - continued
	Shares	Value
Mexico - 0.1%
Desarrolladora Homex Sab de CV (a)	7,600	$ 29,143
Netherlands - 0.7%
Unilever NV (NY Shares)	5,737	137,975
Netherlands Antilles - 0.7%
Schlumberger Ltd. (NY Shares)	2,800	144,620
Norway - 0.4%
Renewable Energy Corp. AS (a)	7,900	74,535
Russia - 2.5%
Mobile TeleSystems OJSC sponsored ADR	2,500	97,875
OAO Gazprom sponsored ADR	15,676	320,574
OJSC Rosneft unit	22,400	103,040
TOTAL RUSSIA		521,489
South Africa - 1.0%
FirstRand Ltd.	53,000	75,893
MTN Group Ltd.	11,300	126,070
TOTAL SOUTH AFRICA		201,963
Spain - 1.6%
Grifols SA	5,550	110,449
Telefonica SA	12,300	227,734
TOTAL SPAIN		338,183
Switzerland - 5.1%
ACE Ltd.	4,900	281,064
Alcon, Inc.	600	52,872
Credit Suisse Group sponsored ADR	3,200	119,680
Nestle SA (Reg.)	8,132	316,161
UBS AG (NY Shares)	10,000	169,000
Zurich Financial Services AG (Reg.)	564	114,398
TOTAL SWITZERLAND		1,053,175
Taiwan - 0.8%
HTC Corp.	5,000	59,648
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	14,100	116,466
TOTAL TAIWAN		176,114
Turkey - 0.9%
Tupras-Turkiye Petrol Rafinerileri AS	7,000	88,433
Turkiye Garanti Bankasi AS (a)	62,000	101,221
TOTAL TURKEY		189,654
Common Stocks - continued
	Shares	Value
United Kingdom - 7.8%
BAE Systems PLC	22,500	$ 126,456
BG Group PLC	11,400	167,604
BHP Billiton PLC	12,800	217,324
British American Tobacco PLC (United Kingdom)	5,100	139,872
HSBC Holdings PLC sponsored ADR	4,200	247,800
Imperial Tobacco Group PLC	6,700	179,548
Man Group PLC	20,600	118,919
Prudential PLC	19,300	96,938
Reckitt Benckiser Group PLC	3,000	126,884
Vedanta Resources PLC	7,200	99,700
Xstrata PLC	6,400	109,454
TOTAL UNITED KINGDOM		1,630,499
United States of America - 43.8%
Amazon.com, Inc. (a)	5,400	309,096
Anheuser-Busch Companies, Inc.	1,600	99,248
Applied Materials, Inc.	14,500	187,195
Ascent Media Corp. (a)	4,600	116,334
athenahealth, Inc. (a)	800	24,480
Barr Pharmaceuticals, Inc. (a)	1,500	96,390
Baxter International, Inc.	1,700	102,833
Berkshire Hathaway, Inc. Class B (a)	110	422,400
C.R. Bard, Inc.	1,200	105,900
Charles Schwab Corp.	5,300	101,336
Citigroup, Inc.	3,700	50,505
CME Group, Inc.	400	112,860
Cogent Communications Group, Inc. (a)	8,705	41,610
Equinix, Inc. (a)	1,700	106,114
Genentech, Inc. (a)	5,590	463,633
Goldman Sachs Group, Inc.	2,300	212,750
Google, Inc. Class A (sub. vtg.) (a)	1,230	442,013
Hess Corp.	3,600	216,756
Hewlett-Packard Co.	5,400	206,712
JPMorgan Chase & Co.	6,600	272,250
Juniper Networks, Inc. (a)	10,000	187,400
Landstar System, Inc.	11,100	428,349
Lockheed Martin Corp.	1,800	153,090
MasterCard, Inc. Class A	700	103,474
Medco Health Solutions, Inc. (a)	3,230	122,579
Meritage Homes Corp. (a)	5,600	76,888
Merrill Lynch & Co., Inc.	2,900	53,911
Microchip Technology, Inc.	8,750	215,513
Common Stocks - continued
	Shares	Value
United States of America - continued
National Oilwell Varco, Inc. (a)	3,900	$ 116,571
Noble Energy, Inc.	6,330	328,021
Norfolk Southern Corp.	5,800	347,652
Philip Morris International, Inc.	10,500	456,435
Polo Ralph Lauren Corp. Class A	4,000	188,680
Procter & Gamble Co.	6,000	387,240
ProLogis Trust	4,000	56,000
QUALCOMM, Inc.	2,700	103,302
Quicksilver Gas Services LP	6,400	72,000
SL Green Realty Corp.	1,400	58,856
Southwestern Energy Co. (a)	11,550	411,411
Texas Instruments, Inc.	5,700	111,492
The Walt Disney Co.	15,400	398,860
Valero Energy Corp.	2,600	53,508
VCA Antech, Inc. (a)	14,500	262,450
Visa, Inc.	4,100	226,935
Wells Fargo & Co.	11,000	374,550
Williams Companies, Inc.	5,500	115,335
TOTAL UNITED STATES OF AMERICA		9,100,917
TOTAL COMMON STOCKS (Cost $25,977,392)		19,536,969
Corporate Bonds - 2.6%
	Principal Amount
Convertible Bonds - 1.9%
United States of America - 1.9%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 430,000	266,815
Cogent Communications Group, Inc. 1% 6/15/27	70,000	30,154
Lamar Advertising Co. 2.875% 12/31/10	150,000	102,000
TOTAL UNITED STATES OF AMERICA		398,969
Nonconvertible Bonds - 0.7%
Luxembourg - 0.7%
Evraz Group SA 8.875% 4/24/13 (c)	100,000	42,500
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Luxembourg - continued
TNK-BP Finance SA 7.5% 3/13/13 (Reg. S)	$ 100,000	$ 50,000
Vimpel Communications 8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (c)	100,000	59,000
TOTAL LUXEMBOURG		151,500
TOTAL CORPORATE BONDS (Cost $523,755)		550,469
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 1.81% (b) (Cost $906,175)	906,175	906,175
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $27,407,322)		20,993,613
NET OTHER ASSETS - (1.0)%		(204,456)
NET ASSETS - 100%		$ 20,789,157
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $101,500 or 0.5% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 52,061
Fidelity Securities Lending Cash Central Fund	8,891
Total	$ 60,952
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $9,459,490 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $26,501,147)	$ 20,087,438
Fidelity Central Funds (cost $906,175)	906,175
Total Investments (cost $27,407,322)		$ 20,993,613
Foreign currency held at value (cost $43,057)		43,057
Receivable for investments sold		415,059
Receivable for fund shares sold		17,153
Dividends receivable		40,331
Interest receivable		7,862
Distributions receivable from Fidelity Central Funds		1,705
Prepaid expenses		12
Receivable from investment adviser for expense reductions		12,052
Other receivables		20,475
Total assets		21,551,319

Liabilities
Payable to custodian bank	$ 69,492
Payable for investments purchased	526,155
Payable for fund shares redeemed	94,023
Accrued management fee	7,361
Distribution fees payable	8,795
Other affiliated payables	7,859
Other payables and accrued expenses	48,477
Total liabilities		762,162

Net Assets		$ 20,789,157
Net Assets consist of:
Paid in capital		$ 36,909,001
Undistributed net investment income		924
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,709,560)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,411,208)
Net Assets		$ 20,789,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,904,000 ÷ 1,003,142 shares)	$ 6.88

Maximum offering price per share (100/94.25 of $6.88)	$ 7.30
Class T: Net Asset Value and redemption price per share ($8,103,738 ÷ 1,205,333 shares)	$ 6.72

Maximum offering price per share (100/96.50 of $6.72)	$ 6.96
Class B: Net Asset Value and offering price per share ($1,918,273 ÷ 301,312 shares)A	$ 6.37

Class C: Net Asset Value and offering price per share ($2,696,691 ÷ 423,404 shares)A	$ 6.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,166,455 ÷ 164,915 shares)	$ 7.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 624,655
Interest		3,463
Income from Fidelity Central Funds		60,952
		689,070
Less foreign taxes withheld		(47,209)
Total income		641,861

Expenses
Management fee Basic fee	$ 254,653
Performance adjustment	(21,756)
Transfer agent fees	113,030
Distribution fees	183,122
Accounting and security lending fees	19,771
Custodian fees and expenses	107,486
Independent trustees' compensation	163
Registration fees	49,880
Audit	54,819
Legal	215
Miscellaneous	11,445
Total expenses before reductions	772,828
Expense reductions	(174,470)	598,358
Net investment income (loss)		43,503
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,057,825)
Foreign currency transactions	(32,148)
Total net realized gain (loss)		(9,089,973)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $11,650)	(12,199,458)
Assets and liabilities in foreign currencies	(22,055)
Total change in net unrealized appreciation (depreciation)		(12,221,513)
Net gain (loss)		(21,311,486)
Net increase (decrease) in net assets resulting from operations		$ (21,267,983)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,503	$ (104,872)
Net realized gain (loss)	(9,089,973)	5,836,387
Change in net unrealized appreciation (depreciation)	(12,221,513)	3,378,282
Net increase (decrease) in net assets resulting from operations	(21,267,983)	9,109,797
Distributions to shareholders from net realized gain	(5,633,988)	(7,528,976)
Share transactions - net increase (decrease)	(1,207,232)	(4,022,385)
Redemption fees	3,644	1,520
Total increase (decrease) in net assets	(28,105,559)	(2,440,044)

Net Assets
Beginning of period	48,894,716	51,334,760
End of period (including undistributed net investment income of $924 and undistributed net investment income of $12,210, respectively)	$ 20,789,157	$ 48,894,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.38	$ 14.83	$ 13.68	$ 11.88	$ 10.73
Income from Investment Operations
Net investment income (loss) C	.04	.01	.01	.05	(.04)
Net realized and unrealized gain (loss)	(6.74)	2.69	1.20	1.75	1.19
Total from investment operations	(6.70)	2.70	1.21	1.80	1.15
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	(1.80)	(2.15)	(.02)	-	-
Total distributions	(1.80)	(2.15)	(.06)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.88	$ 15.38	$ 14.83	$ 13.68	$ 11.88
Total Return A, B	(48.99)%	20.55%	8.86%	15.15%	10.72%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.81%	1.69%	1.76%	1.97%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.56%	1.75%
Expenses net of all reductions	1.41%	1.45%	1.46%	1.54%	1.72%
Net investment income (loss)	.38%	.06%	.06%	.39%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,904	$ 14,000	$ 10,956	$ 10,101	$ 8,450
Portfolio turnover rate E	257%	102%	251%	52%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 14.59	$ 13.46	$ 11.71	$ 10.61
Income from Investment Operations
Net investment income (loss) C	.01	(.03)	(.03)	.02	(.07)
Net realized and unrealized gain (loss)	(6.59)	2.64	1.19	1.73	1.17
Total from investment operations	(6.58)	2.61	1.16	1.75	1.10
Distributions from net investment income	-	-	(.01)	-	-
Distributions from net realized gain	(1.75)	(2.15)	(.02)	-	-
Total distributions	(1.75)	(2.15)	(.03)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.72	$ 15.05	$ 14.59	$ 13.46	$ 11.71
Total Return A, B	(49.12)%	20.24%	8.62%	14.94%	10.37%
Ratios to Average Net Assets D, F
Expenses before reductions	2.17%	2.08%	1.99%	2.09%	2.39%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.81%	2.00%
Expenses net of all reductions	1.66%	1.71%	1.71%	1.79%	1.97%
Net investment income (loss)	.13%	(.19)%	(.19)%	.14%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,104	$ 22,039	$ 26,780	$ 28,786	$ 20,966
Portfolio turnover rate E	257%	102%	251%	52%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.34	$ 14.06	$ 13.01	$ 11.38	$ 10.36
Income from Investment Operations
Net investment income (loss) C	(.04)	(.09)	(.10)	(.04)	(.12)
Net realized and unrealized gain (loss)	(6.25)	2.52	1.15	1.67	1.14
Total from investment operations	(6.29)	2.43	1.05	1.63	1.02
Distributions from net realized gain	(1.68)	(2.15)	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.37	$ 14.34	$ 14.06	$ 13.01	$ 11.38
Total Return A, B	(49.33)%	19.65%	8.07%	14.32%	9.85%
Ratios to Average Net Assets D, F
Expenses before reductions	2.66%	2.57%	2.52%	2.61%	3.00%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.31%	2.50%
Expenses net of all reductions	2.16%	2.20%	2.22%	2.29%	2.47%
Net investment income (loss)	(.37)%	(.69)%	(.69)%	(.36)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,918	$ 5,029	$ 5,788	$ 6,464	$ 5,575
Portfolio turnover rate E	257%	102%	251%	52%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.36	$ 14.08	$ 13.02	$ 11.39	$ 10.38
Income from Investment Operations
Net investment income (loss) C	(.04)	(.09)	(.10)	(.05)	(.12)
Net realized and unrealized gain (loss)	(6.26)	2.52	1.16	1.68	1.13
Total from investment operations	(6.30)	2.43	1.06	1.63	1.01
Distributions from net realized gain	(1.69)	(2.15)	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.37	$ 14.36	$ 14.08	$ 13.02	$ 11.39
Total Return A, B	(49.35)%	19.62%	8.14%	14.31%	9.73%
Ratios to Average Net Assets D, F
Expenses before reductions	2.63%	2.57%	2.50%	2.59%	2.87%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.31%	2.50%
Expenses net of all reductions	2.16%	2.20%	2.21%	2.29%	2.47%
Net investment income (loss)	(.37)%	(.69)%	(.69)%	(.36)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,697	$ 5,352	$ 5,348	$ 5,396	$ 3,959
Portfolio turnover rate E	257%	102%	251%	52%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.76	$ 15.11	$ 13.93	$ 12.06	$ 10.88
Income from Investment Operations
Net investment income (loss) B	.07	.05	.05	.09	(.01)
Net realized and unrealized gain (loss)	(6.93)	2.75	1.22	1.78	1.19
Total from investment operations	(6.86)	2.80	1.27	1.87	1.18
Distributions from net investment income	-	-	(.07)	-	-
Distributions from net realized gain	(1.83)	(2.15)	(.02)	-	-
Total distributions	(1.83)	(2.15)	(.09)	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 7.07	$ 15.76	$ 15.11	$ 13.93	$ 12.06
Total Return A	(48.89)%	20.88%	9.15%	15.51%	10.85%
Ratios to Average Net Assets C, E
Expenses before reductions	1.51%	1.43%	1.29%	1.42%	1.55%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.31%	1.50%
Expenses net of all reductions	1.16%	1.20%	1.21%	1.29%	1.47%
Net investment income (loss)	.63%	.31%	.31%	.64%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,166	$ 2,476	$ 2,464	$ 1,800	$ 1,187
Portfolio turnover rate D	257%	102%	251%	52%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards, certain foreign taxes and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 664,712
Unrealized depreciation	(7,325,065)
Net unrealized appreciation (depreciation)	(6,660,353)
Capital loss carryforward	(9,459,490)

Cost for federal income tax purposes	$ 27,653,966

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 4,443,400	$ -
Long-term Capital Gains	1,190,588	7,528,976
Total	$ 5,633,988	$ 7,528,976

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $89,455,780 and $92,423,215, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on July 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in June 2008. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 27,604	$ 1,114
Class T	.25%	.25%	75,522	118
Class B	.75%	.25%	35,991	26,995
Class C	.75%	.25%	44,005	4,833
			$ 183,122	$ 33,060

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,716
Class T	4,083
Class B*	6,426
Class C*	386
$ 13,611

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 34,045.31
Class T	50,395.34
Class B	11,299.32
Class C	13,785.31
Institutional Class	3,506.19
	$ 113,030

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $384 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $74 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,891.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 43,281
Class T	1.75%	62,261
Class B	2.25%	14,527
Class C	2.25%	16,603
Institutional Class	1.25%	4,738
		$ 141,410

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $33,060 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

10. Other - continued

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $2,363, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net realized gain
Class A	$ 1,564,268	$ 1,605,953
Class T	2,554,809	3,892,392
Class B	579,670	859,727
Class C	647,099	818,416
Institutional Class	288,142	352,488
Total	$ 5,633,988	$ 7,528,976

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	418,198	317,426	$ 4,437,285	$ 4,551,831
Reinvestment of distributions	119,266	117,030	1,527,791	1,549,483
Shares redeemed	(444,363)	(262,944)	(5,018,995)	(3,684,586)
Net increase (decrease)	93,101	171,512	$ 946,081	$ 2,416,728
Class T
Shares sold	231,838	275,123	$ 2,533,231	$ 3,836,949
Reinvestment of distributions	200,342	296,053	2,512,291	3,842,771
Shares redeemed	(690,912)	(942,615)	(7,517,985)	(13,037,243)
Net increase (decrease)	(258,732)	(371,439)	$ (2,472,463)	$ (5,357,523)
Class B
Shares sold	43,331	54,071	$ 444,725	$ 718,841
Reinvestment of distributions	43,292	62,934	516,478	781,643
Shares redeemed	(135,936)	(178,017)	(1,380,376)	(2,365,148)
Net increase (decrease)	(49,313)	(61,012)	$ (419,173)	$ (864,664)
Class C
Shares sold	101,121	79,702	$ 1,020,088	$ 1,057,436
Reinvestment of distributions	50,878	60,320	606,979	750,384
Shares redeemed	(101,263)	(147,310)	(997,298)	(1,939,803)
Net increase (decrease)	50,736	(7,288)	$ 629,769	$ (131,983)
Institutional Class
Shares sold	14,690	10,485	$ 163,737	$ 151,256
Reinvestment of distributions	10,610	13,152	139,410	177,952
Shares redeemed	(17,519)	(29,545)	(194,593)	(414,151)
Net increase (decrease)	7,781	(5,908)	$ 108,554	$ (84,943)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class I designates 12% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Global Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Global Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Global Capital Appreciation Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance adjustment took effect on June 1, 2008, after the periods shown in the chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked equal to its competitive median for 2007, and the total expenses of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLOI-UANN-1208
1.784745.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
International
Capital Appreciation
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-58.25%	-5.95%	1.25%
Class T (incl. 3.50% sales charge)	-57.34%	-5.73%	1.30%
Class B (incl. contingent deferred sales charge) A	-57.70%	-5.81%	1.29%
Class C (incl. contingent deferred sales charge) B	-56.29%	-5.50%	1.16%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Class A on October 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® AC World ex USA Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

The fund's Class A, Class T, Class B and Class C shares were down 55.70%, 55.79%, 56.02% and 55.95%, respectively (excluding sales charges), for the year, compared with a 48.46% decline for the MSCI All Country World ex USA Index. Ineffective stock picks accounted for all of this underperformance and easily offset the small gain achieved versus the index through our overweightings in the traditionally defensive health care and consumer staples sectors, as well as an underweighting in the weak financials group and maintaining an average cash position of around 3%. Several of the fund's worst performers were in the hard-hit materials sector, including out-of-index holdings in Mercator Minerals, a Canadian mining company, and U.S.-listed paper and pulp producer AbitibiBowater, the latter of which was sold by period end. Several of our holdings in energy, consumer discretionary, financials and information technology also took significant body blows, among them Babcock & Brown, an Australian asset management company that was no longer held at period end, and Gazprom, the big Russian natural gas producer. On the plus side, our best results came from Tokyo-based Shinsei Bank, which was sold from the portfolio at a nice profit, Swiss consumer staples giant Nestle and out-of-index tobacco retailer Philip Morris International.

The fund's Institutional Class shares were down 55.51% for the year, compared with a 48.46% decline for the MSCI® All Country World ex USA Index. Ineffective stock picks accounted for all of this underperformance and easily offset the small gain achieved versus the index through our overweightings in the traditionally defensive health care and consumer staples sectors, as well as an underweighting in the weak financials group and maintaining an average cash position of around 3%. Several of the fund's worst performers were in the hard-hit materials sector, including out-of-index holdings in Mercator Minerals, a Canadian mining company, and U.S.-listed paper and pulp producer AbitibiBowater, the latter of which was sold by period end. Several of our holdings in energy, consumer discretionary, financials and information technology also took significant body blows, among them Babcock & Brown, an Australian asset management company that was no longer held at period end, and Gazprom, the big Russian natural gas producer. On the plus side, our best results came from Tokyo-based Shinsei Bank, which was sold from the portfolio at a nice profit, Swiss consumer staples giant Nestle and out-of-index tobacco retailer Philip Morris International.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.30%
Actual		$ 1,000.00	$ 516.20	$ 4.95
Hypothetical A		$ 1,000.00	$ 1,018.60	$ 6.60
Class T	1.54%
Actual		$ 1,000.00	$ 515.60	$ 5.87
Hypothetical A		$ 1,000.00	$ 1,017.39	$ 7.81
Class B	2.04%
Actual		$ 1,000.00	$ 514.50	$ 7.77
Hypothetical A		$ 1,000.00	$ 1,014.88	$ 10.33
Class C	2.05%
Actual		$ 1,000.00	$ 514.90	$ 7.81
Hypothetical A		$ 1,000.00	$ 1,014.83	$ 10.38
Institutional Class	1.00%
Actual		$ 1,000.00	$ 517.20	$ 3.81
Hypothetical A		$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.0	1.9
Nestle SA (Reg.) (Switzerland, Food Products)	3.0	1.9
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.4	0.0
Telefonica SA (Spain, Diversified Telecommunication Services)	2.2	1.6
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.1	0.0
	12.7
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.6	22.8
Industrials	12.9	12.7
Energy	11.9	9.8
Materials	11.2	10.2
Consumer Staples	9.9	7.7
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	15.5	14.2
Japan	10.7	12.0
United States of America	7.9	0.5
Germany	7.8	8.8
Canada	7.8	7.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 96.6%	Stocks 95.9%
Bonds 1.1%	Bonds 0.0%
Short-Term Investments and Net Other Assets 2.3%	Short-Term Investments and Net Other Assets 4.1%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Australia - 1.1%
CSL Ltd.	57,941	$ 1,408,371
Bermuda - 0.7%
Central European Media Enterprises Ltd. Class A (a)	33,900	905,469
Brazil - 2.8%
Companhia Vale do Rio Doce (PN-A) sponsored ADR	155,100	1,816,221
MRV Engenharia e Participacoes SA	153,600	795,609
Uniao de Bancos Brasileiros SA (Unibanco) GDR	14,900	939,892
TOTAL BRAZIL		3,551,722
Canada - 7.8%
Absolute Software Corp. (a)	253,700	820,559
Agnico-Eagle Mines Ltd.	41,800	1,152,984
Canadian Natural Resources Ltd.	33,800	1,704,857
Consolidated Thompson Iron Mines Ltd. (a)	452,200	731,290
EnCana Corp.	34,900	1,772,207
Goldcorp, Inc.	70,800	1,323,463
Mercator Minerals Ltd. (a)	552,400	1,104,067
Suncor Energy, Inc.	55,300	1,327,695
TOTAL CANADA		9,937,122
Cayman Islands - 1.1%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	79,000	1,382,500
China - 0.8%
Focus Media Holding Ltd. ADR (a)(d)	58,600	1,085,858
Czech Republic - 1.3%
Ceske Energeticke Zavody AS	38,400	1,661,710
Denmark - 1.2%
Vestas Wind Systems AS (a)	37,000	1,515,509
France - 7.2%
Alstom SA	28,500	1,412,565
AXA SA	78,200	1,493,936
BNP Paribas SA	27,200	1,963,875
GDF Suez	54,600	2,440,596
Saft Groupe SA	34,700	1,013,771
Societe Generale Series A	15,800	861,179
TOTAL FRANCE		9,185,922
Germany - 7.8%
Allianz AG (Reg.)	19,000	1,421,899
E.ON AG	65,800	2,517,297
Q-Cells AG (a)(d)	39,325	1,547,056
Common Stocks - continued
	Shares	Value
Germany - continued
RWE AG	30,100	$ 2,515,428
Siemens AG sponsored ADR (d)	33,200	1,996,980
TOTAL GERMANY		9,998,660
Greece - 1.1%
Public Power Corp. of Greece	111,100	1,373,770
Hong Kong - 0.9%
CNOOC Ltd.	1,451,000	1,191,379
India - 0.6%
ICICI Bank Ltd. sponsored ADR	40,900	698,981
Rural Electrification Corp. Ltd.	15,167	20,754
TOTAL INDIA		719,735
Ireland - 1.6%
CRH PLC sponsored ADR (d)	62,100	1,314,036
Dragon Oil PLC (a)	270,600	700,057
TOTAL IRELAND		2,014,093
Israel - 2.3%
Israel Chemicals Ltd.	119,100	1,154,490
Teva Pharmaceutical Industries Ltd. sponsored ADR (d)	41,500	1,779,520
TOTAL ISRAEL		2,934,010
Italy - 2.2%
Intesa Sanpaolo SpA	388,800	1,422,215
UniCredit SpA	586,000	1,433,781
TOTAL ITALY		2,855,996
Japan - 10.7%
East Japan Railway Co.	309	2,198,733
Hisamitsu Pharmaceutical Co., Inc.	27,800	1,158,631
Mitsubishi Corp.	97,600	1,635,874
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	321,300	2,014,551
Mitsui & Co. Ltd.	144,000	1,395,218
Nomura Holdings, Inc. sponsored ADR (d)	143,500	1,348,900
Sumitomo Mitsui Financial Group, Inc.	409	1,639,543
Terumo Corp.	32,200	1,341,930
Tsumura & Co.	38,300	980,132
TOTAL JAPAN		13,713,512
Mexico - 0.3%
Desarrolladora Homex Sab de CV (a)	91,900	352,402
Common Stocks - continued
	Shares	Value
Netherlands - 1.3%
Unilever NV (NY Shares)	69,900	$ 1,681,095
Norway - 0.7%
Renewable Energy Corp. AS (a)(d)	96,500	910,462
Russia - 4.9%
Mobile TeleSystems OJSC sponsored ADR	30,584	1,197,364
OAO Gazprom sponsored ADR	189,343	3,872,063
OJSC Rosneft unit	277,200	1,275,120
TOTAL RUSSIA		6,344,547
South Africa - 1.9%
FirstRand Ltd.	647,800	927,607
MTN Group Ltd.	137,500	1,534,033
TOTAL SOUTH AFRICA		2,461,640
Spain - 3.2%
Grifols SA	67,172	1,336,776
Telefonica SA	149,700	2,771,686
TOTAL SPAIN		4,108,462
Switzerland - 7.3%
Alcon, Inc.	7,100	625,652
Credit Suisse Group sponsored ADR	38,300	1,432,420
Nestle SA (Reg.)	98,525	3,830,515
UBS AG (NY Shares)	122,400	2,068,560
Zurich Financial Services AG (Reg.)	6,817	1,382,719
TOTAL SWITZERLAND		9,339,866
Taiwan - 0.5%
HTC Corp.	59,000	703,850
Turkey - 1.9%
Tupras-Turkiye Petrol Rafinerileri AS	91,759	1,159,211
Turkiye Garanti Bankasi AS (a)	753,000	1,229,348
TOTAL TURKEY		2,388,559
United Kingdom - 15.5%
BAE Systems PLC	275,600	1,548,946
BG Group PLC	139,000	2,043,597
BHP Billiton PLC	154,888	2,629,758
British American Tobacco PLC (United Kingdom)	62,300	1,708,635
HSBC Holdings PLC sponsored ADR (d)	51,400	3,032,600
Imperial Tobacco Group PLC	81,800	2,192,094
Man Group PLC	251,500	1,451,851
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Prudential PLC	236,440	$ 1,187,572
Reckitt Benckiser Group PLC	36,700	1,552,211
Vedanta Resources PLC (d)	87,800	1,215,784
Xstrata PLC	77,700	1,328,841
TOTAL UNITED KINGDOM		19,891,889
United States of America - 7.9%
Baxter International, Inc.	20,300	1,227,947
Citigroup, Inc.	44,900	612,885
Goldman Sachs Group, Inc.	8,900	823,250
MasterCard, Inc. Class A	8,500	1,256,470
Medco Health Solutions, Inc. (a)	38,700	1,468,665
Meritage Homes Corp. (a)	67,700	929,521
Merrill Lynch & Co., Inc.	35,700	663,663
Philip Morris International, Inc.	40,000	1,738,800
ProLogis Trust	48,000	672,000
SL Green Realty Corp.	17,100	718,884
TOTAL UNITED STATES OF AMERICA		10,112,085
TOTAL COMMON STOCKS (Cost $190,501,648)		123,730,195
Nonconvertible Bonds - 1.1%
	Principal Amount
Luxembourg - 1.1%
Evraz Group SA 8.875% 4/24/13 (e)	$ 1,270,000	539,750
TNK-BP Finance SA 7.5% 3/13/13 (Reg. S)	540,000	270,000
Vimpel Communications 8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	1,040,000	613,600
TOTAL NONCONVERTIBLE BONDS (Cost $1,311,150)		1,423,350
Money Market Funds - 11.0%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	2,415,182	$ 2,415,182
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	11,691,843	11,691,843
TOTAL MONEY MARKET FUNDS (Cost $14,107,025)		14,107,025
TOTAL INVESTMENT PORTFOLIO - 108.7% (Cost $205,919,823)		139,260,570
NET OTHER ASSETS - (8.7)%		(11,190,669)
NET ASSETS - 100%		$ 128,069,901
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,153,350 or 0.9% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 342,193
Fidelity Securities Lending Cash Central Fund	263,718
Total	$ 605,911
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $100,610,801 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $11,545,521) - See accompanying schedule: Unaffiliated issuers (cost $191,812,798)	$ 125,153,545
Fidelity Central Funds (cost $14,107,025)	14,107,025
Total Investments (cost $205,919,823)		$ 139,260,570
Cash		522,892
Foreign currency held at value (cost $541,374)		541,374
Receivable for investments sold		4,745,477
Receivable for fund shares sold		63,946
Dividends receivable		385,008
Interest receivable		7,881
Distributions receivable from Fidelity Central Funds		16,321
Prepaid expenses		106
Other receivables		300,476
Total assets		145,844,051

Liabilities
Payable for investments purchased	$ 5,376,237
Payable for fund shares redeemed	462,556
Accrued management fee	29,709
Distribution fees payable	61,467
Other affiliated payables	55,952
Other payables and accrued expenses	96,386
Collateral on securities loaned, at value	11,691,843
Total liabilities		17,774,150

Net Assets		$ 128,069,901
Net Assets consist of:
Paid in capital		$ 296,971,710
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(102,291,006)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(66,610,803)
Net Assets		$ 128,069,901

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($35,516,819 ÷ 5,553,895 shares)	$ 6.39

Maximum offering price per share (100/94.25 of $6.39)	$ 6.78
Class T: Net Asset Value and redemption price per share ($57,603,310 ÷ 9,167,916 shares)	$ 6.28

Maximum offering price per share (100/96.50 of $6.28)	$ 6.51
Class B: Net Asset Value and offering price per share ($10,356,196 ÷ 1,766,793 shares)A	$ 5.86

Class C: Net Asset Value and offering price per share ($20,973,234 ÷ 3,575,990 shares)A	$ 5.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,620,342 ÷ 534,987 shares)	$ 6.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 6,178,028
Interest		29,128
Income from Fidelity Central Funds		605,911
		6,813,067
Less foreign taxes withheld		(639,766)
Total income		6,173,301

Expenses
Management fee Basic fee	$ 2,000,954
Performance adjustment	(216,229)
Transfer agent fees	835,809
Distribution fees	1,518,146
Accounting and security lending fees	148,930
Custodian fees and expenses	278,560
Independent trustees' compensation	1,303
Registration fees	71,891
Audit	70,908
Legal	1,885
Interest	5,270
Miscellaneous	46,740
Total expenses before reductions	4,764,167
Expense reductions	(470,920)	4,293,247
Net investment income (loss)		1,880,054
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,319)	(91,743,017)
Foreign currency transactions	(409,163)
Total net realized gain (loss)		(92,152,180)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $173,283)	(99,119,494)
Assets and liabilities in foreign currencies	(240,778)
Total change in net unrealized appreciation (depreciation)		(99,360,272)
Net gain (loss)		(191,512,452)
Net increase (decrease) in net assets resulting from operations		$ (189,632,398)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,880,054	$ 543,494
Net realized gain (loss)	(92,152,180)	89,635,932
Change in net unrealized appreciation (depreciation)	(99,360,272)	6,279,776
Net increase (decrease) in net assets resulting from operations	(189,632,398)	96,459,202
Distributions to shareholders from net investment income	(449,119)	(1,726,224)
Distributions to shareholders from net realized gain	(86,586,412)	(71,372,564)
Total distributions	(87,035,531)	(73,098,788)
Share transactions - net increase (decrease)	(12,610,728)	(47,012,739)
Redemption fees	6,208	75,033
Total increase (decrease) in net assets	(289,272,449)	(23,577,292)

Net Assets
Beginning of period	417,342,350	440,919,642
End of period (including undistributed net investment income of $0 and undistributed net investment income of $315,878, respectively)	$ 128,069,901	$ 417,342,350

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 17.79	$ 17.38	$ 15.40	$ 14.47
Income from Investment Operations
Net investment income (loss) C	.11	.07	.12	.12	.01
Net realized and unrealized gain (loss)	(8.42)	3.81	2.73	1.86	.92
Total from investment operations	(8.31)	3.88	2.85	1.98	.93
Distributions from net investment income	(.05)	(.12)	(.20)	-	-
Distributions from net realized gain	(3.89)	(2.90)	(2.24)	-	-
Total distributions	(3.94)	(3.03) H	(2.44)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.39	$ 18.64	$ 17.79	$ 17.38	$ 15.40
Total Return A, B	(55.70)%	24.76%	17.62%	12.86%	6.43%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.47%	1.43%	1.44%	1.48%
Expenses net of fee waivers, if any	1.42%	1.47%	1.43%	1.44%	1.48%
Expenses net of all reductions	1.25%	1.39%	1.32%	1.30%	1.40%
Net investment income (loss)	.95%	.39%	.70%	.71%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,517	$ 113,579	$ 110,240	$ 113,809	$ 103,606
Portfolio turnover rate E	394%	146%	170%	176%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.026 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 17.57	$ 17.18	$ 15.26	$ 14.38
Income from Investment Operations
Net investment income (loss) C	.08	.03	.08	.08	(.03)
Net realized and unrealized gain (loss)	(8.28)	3.76	2.70	1.84	.91
Total from investment operations	(8.20)	3.79	2.78	1.92	.88
Distributions from net investment income	(.01)	(.07)	(.15)	-	-
Distributions from net realized gain	(3.89)	(2.90)	(2.24)	-	-
Total distributions	(3.90)	(2.98) H	(2.39)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.28	$ 18.38	$ 17.57	$ 17.18	$ 15.26
Total Return A, B	(55.79)%	24.47%	17.38%	12.58%	6.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.65%	1.69%	1.65%	1.67%	1.74%
Expenses net of fee waivers, if any	1.65%	1.69%	1.65%	1.67%	1.74%
Expenses net of all reductions	1.48%	1.61%	1.54%	1.53%	1.66%
Net investment income (loss)	.71%	.18%	.48%	.47%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,603	$ 179,990	$ 188,320	$ 216,717	$ 216,588
Portfolio turnover rate E	394%	146%	170%	176%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.977 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.36	$ 16.72	$ 16.46	$ 14.70	$ 13.94
Income from Investment Operations
Net investment income (loss) C	.02	(.06)	(.02)	(.02)	(.12)
Net realized and unrealized gain (loss)	(7.75)	3.57	2.57	1.78	.88
Total from investment operations	(7.73)	3.51	2.55	1.76	.76
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	(3.77)	(2.87)	(2.24)	-	-
Total distributions	(3.77)	(2.87) H	(2.29)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 5.86	$ 17.36	$ 16.72	$ 16.46	$ 14.70
Total Return A, B	(56.02)%	23.85%	16.58%	11.97%	5.45%
Ratios to Average Net Assets D, F
Expenses before reductions	2.17%	2.24%	2.26%	2.27%	2.35%
Expenses net of fee waivers, if any	2.17%	2.24%	2.25%	2.27%	2.35%
Expenses net of all reductions	2.01%	2.17%	2.14%	2.13%	2.27%
Net investment income (loss)	.19%	(.38)%	(.13)%	(.13)%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,356	$ 40,013	$ 51,661	$ 57,168	$ 59,985
Portfolio turnover rate E	394%	146%	170%	176%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.869 per share is comprised of distributions from net realized gain of $2.869 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.42	$ 16.80	$ 16.52	$ 14.74	$ 13.96
Income from Investment Operations
Net investment income (loss) C	.02	(.05)	(.01)	- G	(.10)
Net realized and unrealized gain (loss)	(7.75)	3.57	2.60	1.78	.88
Total from investment operations	(7.73)	3.52	2.59	1.78	.78
Distributions from net investment income	-	-	(.07)	-	-
Distributions from net realized gain	(3.82)	(2.90)	(2.24)	-	-
Total distributions	(3.82)	(2.90) H	(2.31)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 5.87	$ 17.42	$ 16.80	$ 16.52	$ 14.74
Total Return A, B	(55.95)%	23.85%	16.75%	12.08%	5.59%
Ratios to Average Net Assets D, F
Expenses before reductions	2.16%	2.19%	2.16%	2.17%	2.21%
Expenses net of fee waivers, if any	2.16%	2.19%	2.16%	2.17%	2.21%
Expenses net of all reductions	2.00%	2.12%	2.05%	2.04%	2.12%
Net investment income (loss)	.20%	(.33)%	(.03)%	(.03)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,973	$ 66,298	$ 66,162	$ 67,429	$ 76,412
Portfolio turnover rate E	394%	146%	170%	176%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.903 per share is comprised of distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 18.46	$ 17.70	$ 15.65	$ 14.70
Income from Investment Operations
Net investment income (loss) B	.16	.13	.20	.16	.05
Net realized and unrealized gain (loss)	(8.88)	3.97	2.80	1.89	.94
Total from investment operations	(8.72)	4.10	3.00	2.05	.99
Distributions from net investment income	(.11)	(.17)	-	-	(.04)
Distributions from net realized gain	(3.89)	(2.90)	(2.24)	-	-
Total distributions	(4.00)	(3.07) G	(2.24)	-	(.04)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 6.77	$ 19.49	$ 18.46	$ 17.70	$ 15.65
Total Return A	(55.51)%	25.16%	18.09%	13.10%	6.75%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.14%	1.04%	1.23%	1.21%
Expenses net of fee waivers, if any	1.12%	1.14%	1.04%	1.23%	1.21%
Expenses net of all reductions	.95%	1.07%	.93%	1.09%	1.13%
Net investment income (loss)	1.24%	.72%	1.08%	.92%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,620	$ 17,463	$ 24,536	$ 209,278	$ 210,160
Portfolio turnover rate D	394%	146%	170%	176%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.069 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,789,191
Unrealized depreciation	(71,080,202)
Net unrealized appreciation (depreciation)	(68,291,011)
Capital loss carryforward	(100,610,801)

Cost for federal income tax purposes	$ 207,551,581

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 61,767,784	$ 8,592,674
Long-term Capital Gains	25,267,747	64,506,114
Total	$ 87,035,531	$ 73,098,788

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Forward Foreign Currency Contracts. The Fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Fund's currency exposure. Contracts to sell generally are used to hedge the Fund's investments against currency fluctuations, while contracts to buy generally are used to offset a previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. Losses may arise from

Annual Report

4. Operating Policies - continued

Forward Foreign Currency Contracts - continued

changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset: otherwise, gain (loss) is recognized on settlement date.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,072,336,083 and $1,136,219,132, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 197,567	$ 5,620
Class T	.25%	.25%	621,172	6,718
Class B	.75%	.25%	245,555	184,670
Class C	.75%	.25%	453,852	15,699
			$ 1,518,146	$ 212,707

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,824
Class T	7,166
Class B*	50,859
Class C*	2,330
$ 71,179

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 241,296.31
Class T	358,575.29
Class B	75,348.31
Class C	135,240.30
Institutional Class	25,350.26
	$ 835,809

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,041 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,268,000	4.35%	$ 5,270

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $595 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $263,718.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $464,935 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,436. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,597
Class T	944
Institutional Class	8
$ 2,549

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

10. Other - continued

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,302, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 287,025	$ 741,807
Class T	77,076	779,904
Institutional Class	85,018	204,513
Total	$ 449,119	$ 1,726,224
From net realized gain
Class A	$ 23,298,138	$ 17,507,820
Class T	37,538,694	30,595,453
Class B	8,239,219	8,539,459
Class C	14,357,087	11,153,317
Institutional Class	3,153,274	3,576,515
Total	$ 86,586,412	$ 71,372,564

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	1,431,300	2,473,487	$ 17,317,299	$ 42,784,764
Reinvestment of distributions	1,636,300	1,076,085	22,086,470	17,077,468
Shares redeemed	(3,607,367)	(3,652,624)	(41,159,063)	(63,819,065)
Net increase (decrease)	(539,767)	(103,052)	$ (1,755,294)	$ (3,956,833)
Class T
Shares sold	1,551,828	1,816,120	$ 17,883,865	$ 30,886,267
Reinvestment of distributions	2,762,616	1,951,860	36,709,081	30,605,163
Shares redeemed	(4,939,378)	(4,694,918)	(56,071,739)	(80,369,952)
Net increase (decrease)	(624,934)	(926,938)	$ (1,478,793)	$ (18,878,522)
Class B
Shares sold	180,465	202,050	$ 2,040,117	$ 3,191,835
Reinvestment of distributions	561,875	474,419	6,999,729	7,059,355
Shares redeemed	(1,280,800)	(1,460,360)	(14,130,453)	(23,561,432)
Net increase (decrease)	(538,460)	(783,891)	$ (5,090,607)	$ (13,310,242)
Class C
Shares sold	410,295	408,629	$ 4,723,686	$ 6,500,495
Reinvestment of distributions	998,851	649,627	12,453,463	9,698,929
Shares redeemed	(1,638,733)	(1,190,743)	(17,110,227)	(19,242,229)
Net increase (decrease)	(229,587)	(132,487)	$ 66,922	$ (3,042,805)
Institutional Class
Shares sold	76,928	112,415	$ 984,464	$ 1,997,164
Reinvestment of distributions	166,560	179,235	2,373,119	2,966,333
Shares redeemed	(604,322)	(724,750)	(7,710,539)	(12,787,834)
Net increase (decrease)	(360,834)	(433,100)	$ (4,352,956)	$ (7,824,337)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of .70% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/07	$0.178	$0.0337
	12/31/07	$0.001	$0.0000
Class T	12/10/07	$0.175	$0.0337
	12/31/07	$0.001	$0.0000
Class B	12/10/07	$0.167	$0.0337
	12/31/07	$0.001	$0.0000
Class C	12/10/07	$0.170	$0.0337
	12/31/07	$0.001	$0.0000

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor International Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor International Capital Appreciation Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance adjustment took effect on July 1, 2008, after the periods shown in the chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, and Class C ranked below its competitive median for 2007, the total expenses of Institutional Class ranked equal to its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAP-UANN-1208
1.784754.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
International
Capital Appreciation
Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-55.51%	-4.51%	2.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Institutional Class on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® AC World ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

The fund's Class A, Class T, Class B and Class C shares were down 55.70%, 55.79%, 56.02% and 55.95%, respectively (excluding sales charges), for the year, compared with a 48.46% decline for the MSCI All Country World ex USA Index. Ineffective stock picks accounted for all of this underperformance and easily offset the small gain achieved versus the index through our overweightings in the traditionally defensive health care and consumer staples sectors, as well as an underweighting in the weak financials group and maintaining an average cash position of around 3%. Several of the fund's worst performers were in the hard-hit materials sector, including out-of-index holdings in Mercator Minerals, a Canadian mining company, and U.S.-listed paper and pulp producer AbitibiBowater, the latter of which was sold by period end. Several of our holdings in energy, consumer discretionary, financials and information technology also took significant body blows, among them Babcock & Brown, an Australian asset management company that was no longer held at period end, and Gazprom, the big Russian natural gas producer. On the plus side, our best results came from Tokyo-based Shinsei Bank, which was sold from the portfolio at a nice profit, Swiss consumer staples giant Nestle and out-of-index tobacco retailer Philip Morris International.

The fund's Institutional Class shares were down 55.51% for the year, compared with a 48.46% decline for the MSCI® All Country World ex USA Index. Ineffective stock picks accounted for all of this underperformance and easily offset the small gain achieved versus the index through our overweightings in the traditionally defensive health care and consumer staples sectors, as well as an underweighting in the weak financials group and maintaining an average cash position of around 3%. Several of the fund's worst performers were in the hard-hit materials sector, including out-of-index holdings in Mercator Minerals, a Canadian mining company, and U.S.-listed paper and pulp producer AbitibiBowater, the latter of which was sold by period end. Several of our holdings in energy, consumer discretionary, financials and information technology also took significant body blows, among them Babcock & Brown, an Australian asset management company that was no longer held at period end, and Gazprom, the big Russian natural gas producer. On the plus side, our best results came from Tokyo-based Shinsei Bank, which was sold from the portfolio at a nice profit, Swiss consumer staples giant Nestle and out-of-index tobacco retailer Philip Morris International.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.30%
Actual		$ 1,000.00	$ 516.20	$ 4.95
Hypothetical A		$ 1,000.00	$ 1,018.60	$ 6.60
Class T	1.54%
Actual		$ 1,000.00	$ 515.60	$ 5.87
Hypothetical A		$ 1,000.00	$ 1,017.39	$ 7.81
Class B	2.04%
Actual		$ 1,000.00	$ 514.50	$ 7.77
Hypothetical A		$ 1,000.00	$ 1,014.88	$ 10.33
Class C	2.05%
Actual		$ 1,000.00	$ 514.90	$ 7.81
Hypothetical A		$ 1,000.00	$ 1,014.83	$ 10.38
Institutional Class	1.00%
Actual		$ 1,000.00	$ 517.20	$ 3.81
Hypothetical A		$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.0	1.9
Nestle SA (Reg.) (Switzerland, Food Products)	3.0	1.9
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.4	0.0
Telefonica SA (Spain, Diversified Telecommunication Services)	2.2	1.6
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.1	0.0
	12.7
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.6	22.8
Industrials	12.9	12.7
Energy	11.9	9.8
Materials	11.2	10.2
Consumer Staples	9.9	7.7
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	15.5	14.2
Japan	10.7	12.0
United States of America	7.9	0.5
Germany	7.8	8.8
Canada	7.8	7.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 96.6%	Stocks 95.9%
Bonds 1.1%	Bonds 0.0%
Short-Term Investments and Net Other Assets 2.3%	Short-Term Investments and Net Other Assets 4.1%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Australia - 1.1%
CSL Ltd.	57,941	$ 1,408,371
Bermuda - 0.7%
Central European Media Enterprises Ltd. Class A (a)	33,900	905,469
Brazil - 2.8%
Companhia Vale do Rio Doce (PN-A) sponsored ADR	155,100	1,816,221
MRV Engenharia e Participacoes SA	153,600	795,609
Uniao de Bancos Brasileiros SA (Unibanco) GDR	14,900	939,892
TOTAL BRAZIL		3,551,722
Canada - 7.8%
Absolute Software Corp. (a)	253,700	820,559
Agnico-Eagle Mines Ltd.	41,800	1,152,984
Canadian Natural Resources Ltd.	33,800	1,704,857
Consolidated Thompson Iron Mines Ltd. (a)	452,200	731,290
EnCana Corp.	34,900	1,772,207
Goldcorp, Inc.	70,800	1,323,463
Mercator Minerals Ltd. (a)	552,400	1,104,067
Suncor Energy, Inc.	55,300	1,327,695
TOTAL CANADA		9,937,122
Cayman Islands - 1.1%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	79,000	1,382,500
China - 0.8%
Focus Media Holding Ltd. ADR (a)(d)	58,600	1,085,858
Czech Republic - 1.3%
Ceske Energeticke Zavody AS	38,400	1,661,710
Denmark - 1.2%
Vestas Wind Systems AS (a)	37,000	1,515,509
France - 7.2%
Alstom SA	28,500	1,412,565
AXA SA	78,200	1,493,936
BNP Paribas SA	27,200	1,963,875
GDF Suez	54,600	2,440,596
Saft Groupe SA	34,700	1,013,771
Societe Generale Series A	15,800	861,179
TOTAL FRANCE		9,185,922
Germany - 7.8%
Allianz AG (Reg.)	19,000	1,421,899
E.ON AG	65,800	2,517,297
Q-Cells AG (a)(d)	39,325	1,547,056
Common Stocks - continued
	Shares	Value
Germany - continued
RWE AG	30,100	$ 2,515,428
Siemens AG sponsored ADR (d)	33,200	1,996,980
TOTAL GERMANY		9,998,660
Greece - 1.1%
Public Power Corp. of Greece	111,100	1,373,770
Hong Kong - 0.9%
CNOOC Ltd.	1,451,000	1,191,379
India - 0.6%
ICICI Bank Ltd. sponsored ADR	40,900	698,981
Rural Electrification Corp. Ltd.	15,167	20,754
TOTAL INDIA		719,735
Ireland - 1.6%
CRH PLC sponsored ADR (d)	62,100	1,314,036
Dragon Oil PLC (a)	270,600	700,057
TOTAL IRELAND		2,014,093
Israel - 2.3%
Israel Chemicals Ltd.	119,100	1,154,490
Teva Pharmaceutical Industries Ltd. sponsored ADR (d)	41,500	1,779,520
TOTAL ISRAEL		2,934,010
Italy - 2.2%
Intesa Sanpaolo SpA	388,800	1,422,215
UniCredit SpA	586,000	1,433,781
TOTAL ITALY		2,855,996
Japan - 10.7%
East Japan Railway Co.	309	2,198,733
Hisamitsu Pharmaceutical Co., Inc.	27,800	1,158,631
Mitsubishi Corp.	97,600	1,635,874
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	321,300	2,014,551
Mitsui & Co. Ltd.	144,000	1,395,218
Nomura Holdings, Inc. sponsored ADR (d)	143,500	1,348,900
Sumitomo Mitsui Financial Group, Inc.	409	1,639,543
Terumo Corp.	32,200	1,341,930
Tsumura & Co.	38,300	980,132
TOTAL JAPAN		13,713,512
Mexico - 0.3%
Desarrolladora Homex Sab de CV (a)	91,900	352,402
Common Stocks - continued
	Shares	Value
Netherlands - 1.3%
Unilever NV (NY Shares)	69,900	$ 1,681,095
Norway - 0.7%
Renewable Energy Corp. AS (a)(d)	96,500	910,462
Russia - 4.9%
Mobile TeleSystems OJSC sponsored ADR	30,584	1,197,364
OAO Gazprom sponsored ADR	189,343	3,872,063
OJSC Rosneft unit	277,200	1,275,120
TOTAL RUSSIA		6,344,547
South Africa - 1.9%
FirstRand Ltd.	647,800	927,607
MTN Group Ltd.	137,500	1,534,033
TOTAL SOUTH AFRICA		2,461,640
Spain - 3.2%
Grifols SA	67,172	1,336,776
Telefonica SA	149,700	2,771,686
TOTAL SPAIN		4,108,462
Switzerland - 7.3%
Alcon, Inc.	7,100	625,652
Credit Suisse Group sponsored ADR	38,300	1,432,420
Nestle SA (Reg.)	98,525	3,830,515
UBS AG (NY Shares)	122,400	2,068,560
Zurich Financial Services AG (Reg.)	6,817	1,382,719
TOTAL SWITZERLAND		9,339,866
Taiwan - 0.5%
HTC Corp.	59,000	703,850
Turkey - 1.9%
Tupras-Turkiye Petrol Rafinerileri AS	91,759	1,159,211
Turkiye Garanti Bankasi AS (a)	753,000	1,229,348
TOTAL TURKEY		2,388,559
United Kingdom - 15.5%
BAE Systems PLC	275,600	1,548,946
BG Group PLC	139,000	2,043,597
BHP Billiton PLC	154,888	2,629,758
British American Tobacco PLC (United Kingdom)	62,300	1,708,635
HSBC Holdings PLC sponsored ADR (d)	51,400	3,032,600
Imperial Tobacco Group PLC	81,800	2,192,094
Man Group PLC	251,500	1,451,851
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Prudential PLC	236,440	$ 1,187,572
Reckitt Benckiser Group PLC	36,700	1,552,211
Vedanta Resources PLC (d)	87,800	1,215,784
Xstrata PLC	77,700	1,328,841
TOTAL UNITED KINGDOM		19,891,889
United States of America - 7.9%
Baxter International, Inc.	20,300	1,227,947
Citigroup, Inc.	44,900	612,885
Goldman Sachs Group, Inc.	8,900	823,250
MasterCard, Inc. Class A	8,500	1,256,470
Medco Health Solutions, Inc. (a)	38,700	1,468,665
Meritage Homes Corp. (a)	67,700	929,521
Merrill Lynch & Co., Inc.	35,700	663,663
Philip Morris International, Inc.	40,000	1,738,800
ProLogis Trust	48,000	672,000
SL Green Realty Corp.	17,100	718,884
TOTAL UNITED STATES OF AMERICA		10,112,085
TOTAL COMMON STOCKS (Cost $190,501,648)		123,730,195
Nonconvertible Bonds - 1.1%
	Principal Amount
Luxembourg - 1.1%
Evraz Group SA 8.875% 4/24/13 (e)	$ 1,270,000	539,750
TNK-BP Finance SA 7.5% 3/13/13 (Reg. S)	540,000	270,000
Vimpel Communications 8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	1,040,000	613,600
TOTAL NONCONVERTIBLE BONDS (Cost $1,311,150)		1,423,350
Money Market Funds - 11.0%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	2,415,182	$ 2,415,182
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	11,691,843	11,691,843
TOTAL MONEY MARKET FUNDS (Cost $14,107,025)		14,107,025
TOTAL INVESTMENT PORTFOLIO - 108.7% (Cost $205,919,823)		139,260,570
NET OTHER ASSETS - (8.7)%		(11,190,669)
NET ASSETS - 100%		$ 128,069,901
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,153,350 or 0.9% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 342,193
Fidelity Securities Lending Cash Central Fund	263,718
Total	$ 605,911
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $100,610,801 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $11,545,521) - See accompanying schedule: Unaffiliated issuers (cost $191,812,798)	$ 125,153,545
Fidelity Central Funds (cost $14,107,025)	14,107,025
Total Investments (cost $205,919,823)		$ 139,260,570
Cash		522,892
Foreign currency held at value (cost $541,374)		541,374
Receivable for investments sold		4,745,477
Receivable for fund shares sold		63,946
Dividends receivable		385,008
Interest receivable		7,881
Distributions receivable from Fidelity Central Funds		16,321
Prepaid expenses		106
Other receivables		300,476
Total assets		145,844,051

Liabilities
Payable for investments purchased	$ 5,376,237
Payable for fund shares redeemed	462,556
Accrued management fee	29,709
Distribution fees payable	61,467
Other affiliated payables	55,952
Other payables and accrued expenses	96,386
Collateral on securities loaned, at value	11,691,843
Total liabilities		17,774,150

Net Assets		$ 128,069,901
Net Assets consist of:
Paid in capital		$ 296,971,710
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(102,291,006)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(66,610,803)
Net Assets		$ 128,069,901

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($35,516,819 ÷ 5,553,895 shares)	$ 6.39

Maximum offering price per share (100/94.25 of $6.39)	$ 6.78
Class T: Net Asset Value and redemption price per share ($57,603,310 ÷ 9,167,916 shares)	$ 6.28

Maximum offering price per share (100/96.50 of $6.28)	$ 6.51
Class B: Net Asset Value and offering price per share ($10,356,196 ÷ 1,766,793 shares)A	$ 5.86

Class C: Net Asset Value and offering price per share ($20,973,234 ÷ 3,575,990 shares)A	$ 5.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,620,342 ÷ 534,987 shares)	$ 6.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 6,178,028
Interest		29,128
Income from Fidelity Central Funds		605,911
		6,813,067
Less foreign taxes withheld		(639,766)
Total income		6,173,301

Expenses
Management fee Basic fee	$ 2,000,954
Performance adjustment	(216,229)
Transfer agent fees	835,809
Distribution fees	1,518,146
Accounting and security lending fees	148,930
Custodian fees and expenses	278,560
Independent trustees' compensation	1,303
Registration fees	71,891
Audit	70,908
Legal	1,885
Interest	5,270
Miscellaneous	46,740
Total expenses before reductions	4,764,167
Expense reductions	(470,920)	4,293,247
Net investment income (loss)		1,880,054
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,319)	(91,743,017)
Foreign currency transactions	(409,163)
Total net realized gain (loss)		(92,152,180)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $173,283)	(99,119,494)
Assets and liabilities in foreign currencies	(240,778)
Total change in net unrealized appreciation (depreciation)		(99,360,272)
Net gain (loss)		(191,512,452)
Net increase (decrease) in net assets resulting from operations		$ (189,632,398)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,880,054	$ 543,494
Net realized gain (loss)	(92,152,180)	89,635,932
Change in net unrealized appreciation (depreciation)	(99,360,272)	6,279,776
Net increase (decrease) in net assets resulting from operations	(189,632,398)	96,459,202
Distributions to shareholders from net investment income	(449,119)	(1,726,224)
Distributions to shareholders from net realized gain	(86,586,412)	(71,372,564)
Total distributions	(87,035,531)	(73,098,788)
Share transactions - net increase (decrease)	(12,610,728)	(47,012,739)
Redemption fees	6,208	75,033
Total increase (decrease) in net assets	(289,272,449)	(23,577,292)

Net Assets
Beginning of period	417,342,350	440,919,642
End of period (including undistributed net investment income of $0 and undistributed net investment income of $315,878, respectively)	$ 128,069,901	$ 417,342,350

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 17.79	$ 17.38	$ 15.40	$ 14.47
Income from Investment Operations
Net investment income (loss) C	.11	.07	.12	.12	.01
Net realized and unrealized gain (loss)	(8.42)	3.81	2.73	1.86	.92
Total from investment operations	(8.31)	3.88	2.85	1.98	.93
Distributions from net investment income	(.05)	(.12)	(.20)	-	-
Distributions from net realized gain	(3.89)	(2.90)	(2.24)	-	-
Total distributions	(3.94)	(3.03) H	(2.44)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.39	$ 18.64	$ 17.79	$ 17.38	$ 15.40
Total Return A, B	(55.70)%	24.76%	17.62%	12.86%	6.43%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.47%	1.43%	1.44%	1.48%
Expenses net of fee waivers, if any	1.42%	1.47%	1.43%	1.44%	1.48%
Expenses net of all reductions	1.25%	1.39%	1.32%	1.30%	1.40%
Net investment income (loss)	.95%	.39%	.70%	.71%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,517	$ 113,579	$ 110,240	$ 113,809	$ 103,606
Portfolio turnover rate E	394%	146%	170%	176%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.026 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 17.57	$ 17.18	$ 15.26	$ 14.38
Income from Investment Operations
Net investment income (loss) C	.08	.03	.08	.08	(.03)
Net realized and unrealized gain (loss)	(8.28)	3.76	2.70	1.84	.91
Total from investment operations	(8.20)	3.79	2.78	1.92	.88
Distributions from net investment income	(.01)	(.07)	(.15)	-	-
Distributions from net realized gain	(3.89)	(2.90)	(2.24)	-	-
Total distributions	(3.90)	(2.98) H	(2.39)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.28	$ 18.38	$ 17.57	$ 17.18	$ 15.26
Total Return A, B	(55.79)%	24.47%	17.38%	12.58%	6.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.65%	1.69%	1.65%	1.67%	1.74%
Expenses net of fee waivers, if any	1.65%	1.69%	1.65%	1.67%	1.74%
Expenses net of all reductions	1.48%	1.61%	1.54%	1.53%	1.66%
Net investment income (loss)	.71%	.18%	.48%	.47%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,603	$ 179,990	$ 188,320	$ 216,717	$ 216,588
Portfolio turnover rate E	394%	146%	170%	176%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.977 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.36	$ 16.72	$ 16.46	$ 14.70	$ 13.94
Income from Investment Operations
Net investment income (loss) C	.02	(.06)	(.02)	(.02)	(.12)
Net realized and unrealized gain (loss)	(7.75)	3.57	2.57	1.78	.88
Total from investment operations	(7.73)	3.51	2.55	1.76	.76
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	(3.77)	(2.87)	(2.24)	-	-
Total distributions	(3.77)	(2.87) H	(2.29)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 5.86	$ 17.36	$ 16.72	$ 16.46	$ 14.70
Total Return A, B	(56.02)%	23.85%	16.58%	11.97%	5.45%
Ratios to Average Net Assets D, F
Expenses before reductions	2.17%	2.24%	2.26%	2.27%	2.35%
Expenses net of fee waivers, if any	2.17%	2.24%	2.25%	2.27%	2.35%
Expenses net of all reductions	2.01%	2.17%	2.14%	2.13%	2.27%
Net investment income (loss)	.19%	(.38)%	(.13)%	(.13)%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,356	$ 40,013	$ 51,661	$ 57,168	$ 59,985
Portfolio turnover rate E	394%	146%	170%	176%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.869 per share is comprised of distributions from net realized gain of $2.869 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.42	$ 16.80	$ 16.52	$ 14.74	$ 13.96
Income from Investment Operations
Net investment income (loss) C	.02	(.05)	(.01)	- G	(.10)
Net realized and unrealized gain (loss)	(7.75)	3.57	2.60	1.78	.88
Total from investment operations	(7.73)	3.52	2.59	1.78	.78
Distributions from net investment income	-	-	(.07)	-	-
Distributions from net realized gain	(3.82)	(2.90)	(2.24)	-	-
Total distributions	(3.82)	(2.90) H	(2.31)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 5.87	$ 17.42	$ 16.80	$ 16.52	$ 14.74
Total Return A, B	(55.95)%	23.85%	16.75%	12.08%	5.59%
Ratios to Average Net Assets D, F
Expenses before reductions	2.16%	2.19%	2.16%	2.17%	2.21%
Expenses net of fee waivers, if any	2.16%	2.19%	2.16%	2.17%	2.21%
Expenses net of all reductions	2.00%	2.12%	2.05%	2.04%	2.12%
Net investment income (loss)	.20%	(.33)%	(.03)%	(.03)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,973	$ 66,298	$ 66,162	$ 67,429	$ 76,412
Portfolio turnover rate E	394%	146%	170%	176%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.903 per share is comprised of distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 18.46	$ 17.70	$ 15.65	$ 14.70
Income from Investment Operations
Net investment income (loss) B	.16	.13	.20	.16	.05
Net realized and unrealized gain (loss)	(8.88)	3.97	2.80	1.89	.94
Total from investment operations	(8.72)	4.10	3.00	2.05	.99
Distributions from net investment income	(.11)	(.17)	-	-	(.04)
Distributions from net realized gain	(3.89)	(2.90)	(2.24)	-	-
Total distributions	(4.00)	(3.07) G	(2.24)	-	(.04)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 6.77	$ 19.49	$ 18.46	$ 17.70	$ 15.65
Total Return A	(55.51)%	25.16%	18.09%	13.10%	6.75%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.14%	1.04%	1.23%	1.21%
Expenses net of fee waivers, if any	1.12%	1.14%	1.04%	1.23%	1.21%
Expenses net of all reductions	.95%	1.07%	.93%	1.09%	1.13%
Net investment income (loss)	1.24%	.72%	1.08%	.92%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,620	$ 17,463	$ 24,536	$ 209,278	$ 210,160
Portfolio turnover rate D	394%	146%	170%	176%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.069 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,789,191
Unrealized depreciation	(71,080,202)
Net unrealized appreciation (depreciation)	(68,291,011)
Capital loss carryforward	(100,610,801)

Cost for federal income tax purposes	$ 207,551,581

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 61,767,784	$ 8,592,674
Long-term Capital Gains	25,267,747	64,506,114
Total	$ 87,035,531	$ 73,098,788

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Forward Foreign Currency Contracts. The Fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Fund's currency exposure. Contracts to sell generally are used to hedge the Fund's investments against currency fluctuations, while contracts to buy generally are used to offset a previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. Losses may arise from

Annual Report

4. Operating Policies - continued

Forward Foreign Currency Contracts - continued

changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset: otherwise, gain (loss) is recognized on settlement date.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,072,336,083 and $1,136,219,132, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 197,567	$ 5,620
Class T	.25%	.25%	621,172	6,718
Class B	.75%	.25%	245,555	184,670
Class C	.75%	.25%	453,852	15,699
			$ 1,518,146	$ 212,707

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,824
Class T	7,166
Class B*	50,859
Class C*	2,330
$ 71,179

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 241,296.31
Class T	358,575.29
Class B	75,348.31
Class C	135,240.30
Institutional Class	25,350.26
	$ 835,809

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,041 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,268,000	4.35%	$ 5,270

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $595 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $263,718.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $464,935 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,436. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,597
Class T	944
Institutional Class	8
$ 2,549

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

10. Other - continued

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,302, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 287,025	$ 741,807
Class T	77,076	779,904
Institutional Class	85,018	204,513
Total	$ 449,119	$ 1,726,224
From net realized gain
Class A	$ 23,298,138	$ 17,507,820
Class T	37,538,694	30,595,453
Class B	8,239,219	8,539,459
Class C	14,357,087	11,153,317
Institutional Class	3,153,274	3,576,515
Total	$ 86,586,412	$ 71,372,564

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	1,431,300	2,473,487	$ 17,317,299	$ 42,784,764
Reinvestment of distributions	1,636,300	1,076,085	22,086,470	17,077,468
Shares redeemed	(3,607,367)	(3,652,624)	(41,159,063)	(63,819,065)
Net increase (decrease)	(539,767)	(103,052)	$ (1,755,294)	$ (3,956,833)
Class T
Shares sold	1,551,828	1,816,120	$ 17,883,865	$ 30,886,267
Reinvestment of distributions	2,762,616	1,951,860	36,709,081	30,605,163
Shares redeemed	(4,939,378)	(4,694,918)	(56,071,739)	(80,369,952)
Net increase (decrease)	(624,934)	(926,938)	$ (1,478,793)	$ (18,878,522)
Class B
Shares sold	180,465	202,050	$ 2,040,117	$ 3,191,835
Reinvestment of distributions	561,875	474,419	6,999,729	7,059,355
Shares redeemed	(1,280,800)	(1,460,360)	(14,130,453)	(23,561,432)
Net increase (decrease)	(538,460)	(783,891)	$ (5,090,607)	$ (13,310,242)
Class C
Shares sold	410,295	408,629	$ 4,723,686	$ 6,500,495
Reinvestment of distributions	998,851	649,627	12,453,463	9,698,929
Shares redeemed	(1,638,733)	(1,190,743)	(17,110,227)	(19,242,229)
Net increase (decrease)	(229,587)	(132,487)	$ 66,922	$ (3,042,805)
Institutional Class
Shares sold	76,928	112,415	$ 984,464	$ 1,997,164
Reinvestment of distributions	166,560	179,235	2,373,119	2,966,333
Shares redeemed	(604,322)	(724,750)	(7,710,539)	(12,787,834)
Net increase (decrease)	(360,834)	(433,100)	$ (4,352,956)	$ (7,824,337)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of .70% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/07	$0.181	$0.0337
	12/31/07	$0.001	$0.0000

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor International Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor International Capital Appreciation Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance adjustment took effect on July 1, 2008, after the periods shown in the chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, and Class C ranked below its competitive median for 2007, the total expenses of Institutional Class ranked equal to its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAPI-UANN-1208
1.784755.105

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor
Japan
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-45.97%	-5.53%	-0.23%
Class T (incl. 3.50% sales charge)	-44.82%	-5.31%	-0.27%
Class B (incl. contingent deferred sales charge) B	-45.94%	-5.48%	-0.18%
Class C (incl. contingent deferred sales charge) C	-43.65%	-5.07%	-0.35%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Exchange Stock Price Index (TOPIX) performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert Rowland, Portfolio Manager of Fidelity® Advisor Japan Fund

Japanese stocks got walloped during the 12-month period ending October 31, 2008, a fate shared by most other stock markets globally. As measured by the Tokyo Stock Exchange Stock Price Index (TOPIX), Japanese share prices fell 36.04%, almost dead-even with the 36.10% setback sustained by the Standard & Poor's 500SM Index, a widely followed benchmark of U.S. stocks. By comparison, the MSCI® Europe, Australasia, Far East (EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - recorded a loss of 46.54%. An intensifying U.S. credit crisis was partly to blame, as a number of well-known firms in the U.S. financials sector declared bankruptcy, required government assistance or arranged to be purchased by a stronger competitor. The deteriorating economies of Japan's trading partners hurt the revenues and earnings of Japanese exporters. An appreciating yen aided the returns earned by U.S. investors but undermined exporters' ability to compete successfully with non-Japanese rivals. Meanwhile, economic growth in Japan continued to be disappointing, with gross domestic product (GDP) there contracting during the second quarter of 2008.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -42.68%, -42.82%, -43.10% and -43.08%, respectively (excluding sales charges), trailing the TOPIX. An overweighting and poor stock selection in industrials - specifically, the capital goods industry - partially explains the performance shortfall. Underweighting defensive sectors, such as utilities - where we had no exposure at all - and consumer staples, also hurt, as did overweighting information technology. Unrewarding picks in financials further detracted. Yaskawa Electric, a global maker of industrial control and automation products, was hurt by lower earnings expectations driven by yen appreciation and a slowdown in order growth from China. Other detractors included Dainippon Screen Manufacturing, a maker of semiconductor capital equipment; Yamaha Motor, the world's second-largest motorcycle maker; and image equipment maker Konica Minolta. Not owning benchmark component Tokyo Electric Power, a defensive holding that outperformed, had a negative impact as well. Conversely, stock picking in materials and a small cash position helped curb our losses. The fund's top contributor was also its largest holding at period end: automaker Toyota Motor. Further contributing were Canon, a maker of imaging equipment and digital cameras, Sekisui House, a leading house builder in Japan, and Shin-Etsu Chemical, the world's largest manufacturer of semiconductor wafers and PVC (polyvinyl chloride).

During the past year, the fund's Institutional Class shares returned -42.45%, trailing the TOPIX. An overweighting and poor stock selection in industrials - specifically, the capital goods industry - partially explains the performance shortfall. Underweighting defensive sectors, such as utilities - where we had no exposure at all - and consumer staples, also hurt, as did overweighting information technology. Unrewarding picks in financials further detracted. Yaskawa Electric, a global maker of industrial control and automation products, was hurt by lower earnings expectations driven by yen appreciation and a slowdown in order growth from China. Other detractors included Dainippon Screen Manufacturing, a maker of semiconductor capital equipment; Yamaha Motor, the world's second-largest motorcycle maker; and image equipment maker Konica Minolta. Not owning benchmark component Tokyo Electric Power, a defensive holding that outperformed, had a negative impact as well. Conversely, stock picking in materials and a small cash position helped curb our losses. The fund's top contributor was also its largest holding at period end: automaker Toyota Motor. Further contributing were Canon, a maker of imaging equipment and digital cameras, Sekisui House, a leading house builder in Japan, and Shin-Etsu Chemical, the world's largest manufacturer of semiconductor wafers and PVC (polyvinyl chloride).

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 624.30	$ 6.12
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 623.60	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 622.00	$ 9.17
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 622.30	$ 9.18
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Institutional Class	1.06%
Actual		$ 1,000.00	$ 625.90	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp.	8.5	7.3
Canon, Inc.	7.9	5.8
Yamaha Motor Co. Ltd.	4.1	1.2
Honda Motor Co. Ltd.	4.1	3.5
Mitsubishi UFJ Financial Group, Inc.	3.7	4.1
Sumitomo Electric Industries Ltd.	2.2	1.9
Sekisui House Ltd.	2.1	1.0
Tokyo Electron Ltd.	2.0	1.8
Shin-Etsu Chemical Co. Ltd.	1.9	1.4
Asahi Glass Co. Ltd.	1.9	2.5
	38.4
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	28.0	22.2
Industrials	19.7	22.3
Information Technology	19.6	20.4
Financials	19.0	24.1
Materials	6.4	6.0
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 95.9%	Stocks 99.0%
Short-Term Investments and Net Other Assets 4.1%	Short-Term Investments and Net Other Assets 1.0%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
CONSUMER DISCRETIONARY - 28.0%
Auto Components - 4.2%
Denso Corp.	25,200	$ 491,138
NOK Corp.	21,000	199,931
Stanley Electric Co. Ltd.	53,200	668,820
Toyoda Gosei Co. Ltd.	22,000	308,856
		1,668,745
Automobiles - 16.7%
Honda Motor Co. Ltd.	64,100	1,593,791
Toyota Motor Corp.	86,100	3,362,114
Yamaha Motor Co. Ltd.	145,400	1,607,454
		6,563,359
Household Durables - 2.3%
Haseko Corp.	109,000	98,632
Sekisui House Ltd.	82,000	822,217
		920,849
Leisure Equipment & Products - 0.7%
Nikon Corp.	20,000	281,849
Media - 1.4%
Fuji Media Holdings, Inc.	442	529,172
Multiline Retail - 2.4%
Isetan Mitsukoshi Holdings Ltd.	18,700	176,135
J Front Retailing Co. Ltd.	23,000	102,559
Marui Group Co. Ltd.	44,500	272,006
Takashimaya Co. Ltd.	53,000	408,452
		959,152
Specialty Retail - 0.3%
Yamada Denki Co. Ltd.	2,030	110,488
TOTAL CONSUMER DISCRETIONARY		11,033,614
CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 0.7%
Aeon Co. Ltd.	26,700	256,015
Food Products - 0.4%
Nissin Food Holdings Co. Ltd.	5,900	168,640
TOTAL CONSUMER STAPLES		424,655
Common Stocks - continued
	Shares	Value
FINANCIALS - 19.0%
Capital Markets - 2.5%
Daiwa Securities Group, Inc.	45,000	$ 254,396
Matsui Securities Co. Ltd. (c)	30,000	194,516
Nomura Holdings, Inc.	57,000	540,010
		988,922
Commercial Banks - 9.5%
Chiba Bank Ltd.	42,000	207,580
Mitsubishi UFJ Financial Group, Inc.	234,300	1,472,307
Mizuho Financial Group, Inc.	264	644,603
Sumitomo Mitsui Financial Group, Inc.	174	697,507
Sumitomo Trust & Banking Co. Ltd.	160,000	740,935
		3,762,932
Consumer Finance - 0.8%
Credit Saison Co. Ltd.	12,800	135,833
Promise Co. Ltd.	10,350	185,764
		321,597
Insurance - 3.0%
Sompo Japan Insurance, Inc.	84,000	588,739
T&D Holdings, Inc.	15,400	588,270
		1,177,009
Real Estate Investment Trusts - 1.0%
Japan Real Estate Investment Corp.	28	247,930
Kenedix Realty Investment Corp.	12	17,391
Nomura Real Estate Office Fund, Inc.	23	130,753
		396,074
Real Estate Management & Development - 2.2%
Mitsubishi Estate Co. Ltd.	33,000	589,461
Tokyo Tatemono Co. Ltd.	37,000	152,403
Tokyu Land Corp.	38,000	107,536
		849,400
TOTAL FINANCIALS		7,495,934
HEALTH CARE - 0.5%
Pharmaceuticals - 0.5%
Daiichi Sankyo Co. Ltd.	9,700	198,888
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 19.7%
Building Products - 2.8%
Asahi Glass Co. Ltd.	118,000	$ 741,448
Daikin Industries Ltd.	16,700	375,605
		1,117,053
Commercial Services & Supplies - 0.2%
Dai Nippon Printing Co. Ltd.	5,000	59,073
Secom Co. Ltd.	300	11,442
		70,515
Construction & Engineering - 0.7%
JGC Corp.	24,000	257,266
Electrical Equipment - 3.6%
Mitsubishi Electric Corp.	90,000	557,911
Sumitomo Electric Industries Ltd.	105,000	850,094
		1,408,005
Machinery - 5.6%
Daifuku Co. Ltd.	28,000	150,628
Fanuc Ltd.	2,200	146,576
Kubota Corp.	132,000	662,521
NGK Insulators Ltd.	32,000	332,356
NSK Ltd.	80,000	326,496
THK Co. Ltd.	34,200	468,320
Toshiba Machine Co. Ltd.	39,000	111,873
		2,198,770
Road & Rail - 1.2%
East Japan Railway Co.	67	476,748
Trading Companies & Distributors - 4.0%
Mitsubishi Corp.	28,200	472,660
Mitsui & Co. Ltd.	62,000	600,719
Sumitomo Corp.	58,400	513,780
		1,587,159
Transportation Infrastructure - 1.6%
The Sumitomo Warehouse Co. Ltd.	160,000	648,109
TOTAL INDUSTRIALS		7,763,625
INFORMATION TECHNOLOGY - 19.6%
Electronic Equipment & Components - 7.1%
Dainippon Screen Manufacturing Co. Ltd.	140,000	298,478
Horiba Ltd.	12,100	179,160
Ibiden Co. Ltd.	27,400	512,532
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Nidec Sankyo Corp.	45,000	$ 210,063
Nippon Electric Glass Co. Ltd.	56,500	339,830
Topcon Corp.	37,500	211,058
Yamatake Corp.	10,400	198,407
Yaskawa Electric Corp.	117,000	513,417
Yokogawa Electric Corp.	65,600	303,760
		2,766,705
Office Electronics - 9.4%
Canon, Inc.	88,700	3,103,601
Konica Minolta Holdings, Inc.	92,500	607,445
		3,711,046
Semiconductors & Semiconductor Equipment - 3.1%
Advantest Corp.	8,500	122,123
Disco Corp.	7,600	182,139
Rohm Co. Ltd.	2,800	134,913
Tokyo Electron Ltd.	23,700	790,209
		1,229,384
TOTAL INFORMATION TECHNOLOGY		7,707,135
MATERIALS - 6.4%
Chemicals - 4.5%
JSR Corp.	47,500	535,766
Nissan Chemical Industries Co. Ltd.	22,000	177,875
Nitto Denko Corp.	12,800	283,469
Shin-Etsu Chemical Co. Ltd.	14,200	754,769
		1,751,879
Metals & Mining - 1.9%
Hitachi Metals Ltd.	21,000	157,893
Sumitomo Metal Industries Ltd.	233,000	599,231
		757,124
TOTAL MATERIALS		2,509,003
TELECOMMUNICATION SERVICES - 1.6%
Wireless Telecommunication Services - 1.6%
KDDI Corp.	57	341,500
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
NTT DoCoMo, Inc.	172	$ 272,769
Softbank Corp.	1,900	18,709
		632,978
TOTAL COMMON STOCKS (Cost $58,620,188)		37,765,832
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 1.81% (a)	1,819,789	1,819,789
Fidelity Securities Lending Cash Central Fund, 2.67% (a)(b)	148,500	148,500
TOTAL MONEY MARKET FUNDS (Cost $1,968,289)		1,968,289
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $60,588,477)		39,734,121
NET OTHER ASSETS - (0.9)%		(338,104)
NET ASSETS - 100%		$ 39,396,017
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,710
Fidelity Securities Lending Cash Central Fund	8,829
Total	$ 36,539
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $20,552,172 of which $6,193,464, $6,651,966 and $7,706,742 will expire on October 31, 2010, 2015 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $143,351) - See accompanying schedule: Unaffiliated issuers (cost $58,620,188)	$ 37,765,832
Fidelity Central Funds (cost $1,968,289)	1,968,289
Total Investments (cost $60,588,477)		$ 39,734,121
Receivable for investments sold		1,698,695
Receivable for fund shares sold		84,019
Dividends receivable		371,833
Distributions receivable from Fidelity Central Funds		3,554
Prepaid expenses		25
Receivable from investment adviser for expense reductions		5,868
Other receivables		2,534
Total assets		41,900,649

Liabilities
Payable for investments purchased	$ 2,124,912
Payable for fund shares redeemed	138,516
Accrued management fee	12,264
Distribution fees payable	18,077
Other affiliated payables	14,071
Other payables and accrued expenses	48,292
Collateral on securities loaned, at value	148,500
Total liabilities		2,504,632

Net Assets		$ 39,396,017
Net Assets consist of:
Paid in capital		$ 81,506,862
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,279,126)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(20,831,719)
Net Assets		$ 39,396,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,132,730 ÷ 1,507,876 shares)	$ 9.37

Maximum offering price per share (100/94.25 of $9.37)	$ 9.94
Class T: Net Asset Value and redemption price per share ($6,752,354 ÷ 732,824 shares)	$ 9.21

Maximum offering price per share (100/96.50 of $9.21)	$ 9.54
Class B: Net Asset Value and offering price per share ($3,079,004 ÷ 349,042 shares)A	$ 8.82

Class C: Net Asset Value and offering price per share ($11,611,866 ÷ 1,307,911 shares)A	$ 8.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,820,063 ÷ 397,077 shares)	$ 9.62

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 1,223,422
Interest		40
Income from Fidelity Central Funds		36,539
		1,260,001
Less foreign taxes withheld		(85,640)
Total income		1,174,361

Expenses
Management fee Basic fee	$ 483,555
Performance adjustment	(16,365)
Transfer agent fees	196,610
Distribution fees	393,955
Accounting and security lending fees	36,387
Custodian fees and expenses	38,346
Independent trustees' compensation	313
Registration fees	49,485
Audit	49,984
Legal	432
Miscellaneous	25,554
Total expenses before reductions	1,258,256
Expense reductions	(29,893)	1,228,363
Net investment income (loss)		(54,002)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,786,521)
Foreign currency transactions	1,702
Total net realized gain (loss)		(7,784,819)
Change in net unrealized appreciation (depreciation) on: Investment securities	(26,365,205)
Assets and liabilities in foreign currencies	24,940
Total change in net unrealized appreciation (depreciation)		(26,340,265)
Net gain (loss)		(34,125,084)
Net increase (decrease) in net assets resulting from operations		$ (34,179,086)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (54,002)	$ (691,985)
Net realized gain (loss)	(7,784,819)	(5,160,896)
Change in net unrealized appreciation (depreciation)	(26,340,265)	3,048,941
Net increase (decrease) in net assets resulting from operations	(34,179,086)	(2,803,940)
Distributions to shareholders from net realized gain	(176,687)	-
Share transactions - net increase (decrease)	(23,791,941)	(46,358,208)
Redemption fees	25,266	26,649
Total increase (decrease) in net assets	(58,122,448)	(49,135,499)

Net Assets
Beginning of period	97,518,465	146,653,964
End of period	$ 39,396,017	$ 97,518,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.41	$ 16.72	$ 15.61	$ 12.64	$ 11.78
Income from Investment Operations
Net investment income (loss) C	.03	(.04)	(.07)	(.08)	(.11)
Net realized and unrealized gain (loss)	(7.02)	(.27)	1.17	3.04	.95
Total from investment operations	(6.99)	(.31)	1.10	2.96	.84
Distributions from net realized gain	(.06)	-	-	-	-
Redemption fees added to paid in capitalC	.01	- G	.01	.01	.02
Net asset value, end of period	$ 9.37	$ 16.41	$ 16.72	$ 15.61	$ 12.64
Total Return A, B	(42.68)%	(1.85)%	7.11%	23.50%	7.30%
Ratios to Average Net Assets D, F
Expenses before reductions	1.54%	1.70%	1.52%	1.62%	1.80%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.56%	1.75%
Expenses net of all reductions	1.49%	1.48%	1.48%	1.55%	1.75%
Net investment income (loss)	.24%	(.22)%	(.42)%	(.54)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,133	$ 32,945	$ 41,876	$ 26,169	$ 17,884
Portfolio turnover rate E	63%	138%	83%	89%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.11	$ 16.46	$ 15.41	$ 12.51	$ 11.68
Income from Investment Operations
Net investment income (loss) C	- G	(.08)	(.12)	(.11)	(.14)
Net realized and unrealized gain (loss)	(6.91)	(.27)	1.16	3.00	.95
Total from investment operations	(6.91)	(.35)	1.04	2.89	.81
Distributions from net realized gain	- G	-	-	-	-
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 9.21	$ 16.11	$ 16.46	$ 15.41	$ 12.51
Total Return A, B	(42.82)%	(2.13)%	6.81%	23.18%	7.11%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.96%	1.82%	1.97%	2.19%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.81%	2.00%
Expenses net of all reductions	1.74%	1.73%	1.73%	1.80%	2.00%
Net investment income (loss)	(.01)%	(.47)%	(.67)%	(.79)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,752	$ 14,303	$ 21,039	$ 15,610	$ 11,493
Portfolio turnover rate E	63%	138%	83%	89%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.50	$ 15.91	$ 14.96	$ 12.21	$ 11.46
Income from Investment Operations
Net investment income (loss) C	(.07)	(.15)	(.20)	(.17)	(.20)
Net realized and unrealized gain (loss)	(6.61)	(.26)	1.14	2.91	.93
Total from investment operations	(6.68)	(.41)	.94	2.74	.73
Redemption fees added to paid in capitalC	- G	- G	.01	.01	.02
Net asset value, end of period	$ 8.82	$ 15.50	$ 15.91	$ 14.96	$ 12.21
Total Return A, B	(43.10)%	(2.58)%	6.35%	22.52%	6.54%
Ratios to Average Net Assets D, F
Expenses before reductions	2.29%	2.45%	2.33%	2.43%	2.62%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.31%	2.50%
Expenses net of all reductions	2.24%	2.23%	2.23%	2.30%	2.50%
Net investment income (loss)	(.51)%	(.97)%	(1.17)%	(1.30)%	(1.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,079	$ 7,874	$ 16,120	$ 18,916	$ 18,218
Portfolio turnover rate E	63%	138%	83%	89%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.60	$ 16.01	$ 15.05	$ 12.28	$ 11.52
Income from Investment Operations
Net investment income (loss) C	(.07)	(.15)	(.18)	(.17)	(.19)
Net realized and unrealized gain (loss)	(6.65)	(.26)	1.13	2.93	.93
Total from investment operations	(6.72)	(.41)	.95	2.76	.74
Redemption fees added to paid in capital C	- G	- G	.01	.01	.02
Net asset value, end of period	$ 8.88	$ 15.60	$ 16.01	$ 15.05	$ 12.28
Total Return A, B	(43.08)%	(2.56)%	6.38%	22.56%	6.60%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.37%	2.18%	2.27%	2.44%
Expenses net of fee waivers, if any	2.25%	2.25%	2.18%	2.27%	2.44%
Expenses net of all reductions	2.24%	2.23%	2.16%	2.26%	2.44%
Net investment income (loss)	(.51)%	(.97)%	(1.10)%	(1.25)%	(1.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,612	$ 33,957	$ 53,846	$ 34,144	$ 21,564
Portfolio turnover rate E	63%	138%	83%	89%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.82	$ 17.10	$ 15.90	$ 12.83	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.08	.01	(.01)	(.02)	(.06)
Net realized and unrealized gain (loss)	(7.19)	(.29)	1.19	3.08	.96
Total from investment operations	(7.11)	(.28)	1.18	3.06	.90
Distributions from net realized gain	(.10)	-	-	-	-
Redemption fees added to paid in capital B	.01	- F	.02	.01	.02
Net asset value, end of period	$ 9.62	$ 16.82	$ 17.10	$ 15.90	$ 12.83
Total Return A	(42.45)%	(1.64)%	7.55%	23.93%	7.72%
Ratios to Average Net Assets C, E
Expenses before reductions	1.16%	1.31%	1.12%	1.19%	1.36%
Expenses net of fee waivers, if any	1.16%	1.25%	1.12%	1.19%	1.36%
Expenses net of all reductions	1.15%	1.23%	1.10%	1.17%	1.36%
Net investment income (loss)	.58%	.03%	(.04)%	(.17)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,820	$ 8,440	$ 13,773	$ 8,399	$ 3,919
Portfolio turnover rate D	63%	138%	83%	89%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.
See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Japan Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 259,325
Unrealized depreciation	(21,817,972)
Net unrealized appreciation (depreciation)	(21,558,647)
Capital loss carryforward	(20,552,172)

Cost for federal income tax purposes	$ 61,292,768

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 176,687	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities aggregated $42,959,606 and $66,685,404, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in September 2008. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 57,627	$ 4,369
Class T	.25%	.25%	54,984	308
Class B	.75%	.25%	55,177	41,442
Class C	.75%	.25%	226,167	18,291
			$ 393,955	$ 64,410

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,062
Class T	2,323
Class B*	27,077
Class C*	8,176
$ 42,638

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 70,504.31
Class T	36,262.33
Class B	16,925.31
Class C	61,069.27
Institutional Class	11,850.19
	$ 196,610

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $143 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,829.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 8,922
Class T	1.75%	5,971
Class B	2.25%	2,226
Class C	2.25%	1,806
		$ 18,925

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,968 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net realized gain
Class A	$ 124,132	$ -
Class T	3,460	-
Institutional Class	49,095	-
Total	$ 176,687	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	496,908	880,882	$ 6,070,543	$ 14,621,774
Reinvestment of distributions	5,585	-	90,031	-
Shares redeemed	(1,002,463)	(1,378,099)	(13,279,810)	(22,819,285)
Net increase (decrease)	(499,970)	(497,217)	$ (7,119,236)	$ (8,197,511)
Class T
Shares sold	160,164	210,578	$ 2,217,320	$ 3,439,343
Reinvestment of distributions	190	-	3,018	-
Shares redeemed	(315,254)	(601,386)	(4,273,944)	(9,800,348)
Net increase (decrease)	(154,900)	(390,808)	$ (2,053,606)	$ (6,361,005)
Class B
Shares sold	48,150	60,581	$ 645,026	$ 947,979
Shares redeemed	(207,114)	(565,912)	(2,703,004)	(8,855,704)
Net increase (decrease)	(158,964)	(505,331)	$ (2,057,978)	$ (7,907,725)
Class C
Shares sold	199,230	404,623	$ 2,333,839	$ 6,455,208
Shares redeemed	(1,068,271)	(1,590,835)	(13,487,743)	(25,190,493)
Net increase (decrease)	(869,041)	(1,186,212)	$ (11,153,904)	$ (18,735,285)
Institutional Class
Shares sold	64,303	174,093	$ 941,434	$ 2,974,426
Reinvestment of distributions	496	-	8,183	-
Shares redeemed	(169,354)	(477,947)	(2,356,834)	(8,131,108)
Net increase (decrease)	(104,555)	(303,854)	$ (1,407,217)	$ (5,156,682)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class A and Class T, designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/07	$.096	$.033
Class T	12/10/07	$.037	$.033
Class B	12/10/07	$0.00	$0.00
Class C	12/10/07	$0.00	$0.00

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Japan Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Japan Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that, on September 19, 2007, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on October 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked equal to its competitive median for 2007, and the total expenses of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAF-UANN-1208
1.784756.105

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor
Japan
Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Institutional Class A	-42.45%	-4.06%	0.70%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Exchange Stock Price Index (TOPIX) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert Rowland, Portfolio Manager of Fidelity® Advisor Japan Fund

Japanese stocks got walloped during the 12-month period ending October 31, 2008, a fate shared by most other stock markets globally. As measured by the Tokyo Stock Exchange Stock Price Index (TOPIX), Japanese share prices fell 36.04%, almost dead-even with the 36.10% setback sustained by the Standard & Poor's 500SM Index, a widely followed benchmark of U.S. stocks. By comparison, the MSCI® Europe, Australasia, Far East (EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - recorded a loss of 46.54%. An intensifying U.S. credit crisis was partly to blame, as a number of well-known firms in the U.S. financials sector declared bankruptcy, required government assistance or arranged to be purchased by a stronger competitor. The deteriorating economies of Japan's trading partners hurt the revenues and earnings of Japanese exporters. An appreciating yen aided the returns earned by U.S. investors but undermined exporters' ability to compete successfully with non-Japanese rivals. Meanwhile, economic growth in Japan continued to be disappointing, with gross domestic product (GDP) there contracting during the second quarter of 2008.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -42.68%, -42.82%, -43.10% and -43.08%, respectively (excluding sales charges), trailing the TOPIX. An overweighting and poor stock selection in industrials - specifically, the capital goods industry - partially explains the performance shortfall. Underweighting defensive sectors, such as utilities - where we had no exposure at all - and consumer staples, also hurt, as did overweighting information technology. Unrewarding picks in financials further detracted. Yaskawa Electric, a global maker of industrial control and automation products, was hurt by lower earnings expectations driven by yen appreciation and a slowdown in order growth from China. Other detractors included Dainippon Screen Manufacturing, a maker of semiconductor capital equipment; Yamaha Motor, the world's second-largest motorcycle maker; and image equipment maker Konica Minolta. Not owning benchmark component Tokyo Electric Power, a defensive holding that outperformed, had a negative impact as well. Conversely, stock picking in materials and a small cash position helped curb our losses. The fund's top contributor was also its largest holding at period end: automaker Toyota Motor. Further contributing were Canon, a maker of imaging equipment and digital cameras, Sekisui House, a leading house builder in Japan, and Shin-Etsu Chemical, the world's largest manufacturer of semiconductor wafers and PVC (polyvinyl chloride).

During the past year, the fund's Institutional Class shares returned -42.45%, trailing the TOPIX. An overweighting and poor stock selection in industrials - specifically, the capital goods industry - partially explains the performance shortfall. Underweighting defensive sectors, such as utilities - where we had no exposure at all - and consumer staples, also hurt, as did overweighting information technology. Unrewarding picks in financials further detracted. Yaskawa Electric, a global maker of industrial control and automation products, was hurt by lower earnings expectations driven by yen appreciation and a slowdown in order growth from China. Other detractors included Dainippon Screen Manufacturing, a maker of semiconductor capital equipment; Yamaha Motor, the world's second-largest motorcycle maker; and image equipment maker Konica Minolta. Not owning benchmark component Tokyo Electric Power, a defensive holding that outperformed, had a negative impact as well. Conversely, stock picking in materials and a small cash position helped curb our losses. The fund's top contributor was also its largest holding at period end: automaker Toyota Motor. Further contributing were Canon, a maker of imaging equipment and digital cameras, Sekisui House, a leading house builder in Japan, and Shin-Etsu Chemical, the world's largest manufacturer of semiconductor wafers and PVC (polyvinyl chloride).

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.50%
Actual		$ 1,000.00	$ 624.30	$ 6.12
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class T	1.75%
Actual		$ 1,000.00	$ 623.60	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class B	2.25%
Actual		$ 1,000.00	$ 622.00	$ 9.17
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Class C	2.25%
Actual		$ 1,000.00	$ 622.30	$ 9.18
HypotheticalA		$ 1,000.00	$ 1,013.83	$ 11.39
Institutional Class	1.06%
Actual		$ 1,000.00	$ 625.90	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp.	8.5	7.3
Canon, Inc.	7.9	5.8
Yamaha Motor Co. Ltd.	4.1	1.2
Honda Motor Co. Ltd.	4.1	3.5
Mitsubishi UFJ Financial Group, Inc.	3.7	4.1
Sumitomo Electric Industries Ltd.	2.2	1.9
Sekisui House Ltd.	2.1	1.0
Tokyo Electron Ltd.	2.0	1.8
Shin-Etsu Chemical Co. Ltd.	1.9	1.4
Asahi Glass Co. Ltd.	1.9	2.5
	38.4
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	28.0	22.2
Industrials	19.7	22.3
Information Technology	19.6	20.4
Financials	19.0	24.1
Materials	6.4	6.0
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 95.9%	Stocks 99.0%
Short-Term Investments and Net Other Assets 4.1%	Short-Term Investments and Net Other Assets 1.0%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
CONSUMER DISCRETIONARY - 28.0%
Auto Components - 4.2%
Denso Corp.	25,200	$ 491,138
NOK Corp.	21,000	199,931
Stanley Electric Co. Ltd.	53,200	668,820
Toyoda Gosei Co. Ltd.	22,000	308,856
		1,668,745
Automobiles - 16.7%
Honda Motor Co. Ltd.	64,100	1,593,791
Toyota Motor Corp.	86,100	3,362,114
Yamaha Motor Co. Ltd.	145,400	1,607,454
		6,563,359
Household Durables - 2.3%
Haseko Corp.	109,000	98,632
Sekisui House Ltd.	82,000	822,217
		920,849
Leisure Equipment & Products - 0.7%
Nikon Corp.	20,000	281,849
Media - 1.4%
Fuji Media Holdings, Inc.	442	529,172
Multiline Retail - 2.4%
Isetan Mitsukoshi Holdings Ltd.	18,700	176,135
J Front Retailing Co. Ltd.	23,000	102,559
Marui Group Co. Ltd.	44,500	272,006
Takashimaya Co. Ltd.	53,000	408,452
		959,152
Specialty Retail - 0.3%
Yamada Denki Co. Ltd.	2,030	110,488
TOTAL CONSUMER DISCRETIONARY		11,033,614
CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 0.7%
Aeon Co. Ltd.	26,700	256,015
Food Products - 0.4%
Nissin Food Holdings Co. Ltd.	5,900	168,640
TOTAL CONSUMER STAPLES		424,655
Common Stocks - continued
	Shares	Value
FINANCIALS - 19.0%
Capital Markets - 2.5%
Daiwa Securities Group, Inc.	45,000	$ 254,396
Matsui Securities Co. Ltd. (c)	30,000	194,516
Nomura Holdings, Inc.	57,000	540,010
		988,922
Commercial Banks - 9.5%
Chiba Bank Ltd.	42,000	207,580
Mitsubishi UFJ Financial Group, Inc.	234,300	1,472,307
Mizuho Financial Group, Inc.	264	644,603
Sumitomo Mitsui Financial Group, Inc.	174	697,507
Sumitomo Trust & Banking Co. Ltd.	160,000	740,935
		3,762,932
Consumer Finance - 0.8%
Credit Saison Co. Ltd.	12,800	135,833
Promise Co. Ltd.	10,350	185,764
		321,597
Insurance - 3.0%
Sompo Japan Insurance, Inc.	84,000	588,739
T&D Holdings, Inc.	15,400	588,270
		1,177,009
Real Estate Investment Trusts - 1.0%
Japan Real Estate Investment Corp.	28	247,930
Kenedix Realty Investment Corp.	12	17,391
Nomura Real Estate Office Fund, Inc.	23	130,753
		396,074
Real Estate Management & Development - 2.2%
Mitsubishi Estate Co. Ltd.	33,000	589,461
Tokyo Tatemono Co. Ltd.	37,000	152,403
Tokyu Land Corp.	38,000	107,536
		849,400
TOTAL FINANCIALS		7,495,934
HEALTH CARE - 0.5%
Pharmaceuticals - 0.5%
Daiichi Sankyo Co. Ltd.	9,700	198,888
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 19.7%
Building Products - 2.8%
Asahi Glass Co. Ltd.	118,000	$ 741,448
Daikin Industries Ltd.	16,700	375,605
		1,117,053
Commercial Services & Supplies - 0.2%
Dai Nippon Printing Co. Ltd.	5,000	59,073
Secom Co. Ltd.	300	11,442
		70,515
Construction & Engineering - 0.7%
JGC Corp.	24,000	257,266
Electrical Equipment - 3.6%
Mitsubishi Electric Corp.	90,000	557,911
Sumitomo Electric Industries Ltd.	105,000	850,094
		1,408,005
Machinery - 5.6%
Daifuku Co. Ltd.	28,000	150,628
Fanuc Ltd.	2,200	146,576
Kubota Corp.	132,000	662,521
NGK Insulators Ltd.	32,000	332,356
NSK Ltd.	80,000	326,496
THK Co. Ltd.	34,200	468,320
Toshiba Machine Co. Ltd.	39,000	111,873
		2,198,770
Road & Rail - 1.2%
East Japan Railway Co.	67	476,748
Trading Companies & Distributors - 4.0%
Mitsubishi Corp.	28,200	472,660
Mitsui & Co. Ltd.	62,000	600,719
Sumitomo Corp.	58,400	513,780
		1,587,159
Transportation Infrastructure - 1.6%
The Sumitomo Warehouse Co. Ltd.	160,000	648,109
TOTAL INDUSTRIALS		7,763,625
INFORMATION TECHNOLOGY - 19.6%
Electronic Equipment & Components - 7.1%
Dainippon Screen Manufacturing Co. Ltd.	140,000	298,478
Horiba Ltd.	12,100	179,160
Ibiden Co. Ltd.	27,400	512,532
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Nidec Sankyo Corp.	45,000	$ 210,063
Nippon Electric Glass Co. Ltd.	56,500	339,830
Topcon Corp.	37,500	211,058
Yamatake Corp.	10,400	198,407
Yaskawa Electric Corp.	117,000	513,417
Yokogawa Electric Corp.	65,600	303,760
		2,766,705
Office Electronics - 9.4%
Canon, Inc.	88,700	3,103,601
Konica Minolta Holdings, Inc.	92,500	607,445
		3,711,046
Semiconductors & Semiconductor Equipment - 3.1%
Advantest Corp.	8,500	122,123
Disco Corp.	7,600	182,139
Rohm Co. Ltd.	2,800	134,913
Tokyo Electron Ltd.	23,700	790,209
		1,229,384
TOTAL INFORMATION TECHNOLOGY		7,707,135
MATERIALS - 6.4%
Chemicals - 4.5%
JSR Corp.	47,500	535,766
Nissan Chemical Industries Co. Ltd.	22,000	177,875
Nitto Denko Corp.	12,800	283,469
Shin-Etsu Chemical Co. Ltd.	14,200	754,769
		1,751,879
Metals & Mining - 1.9%
Hitachi Metals Ltd.	21,000	157,893
Sumitomo Metal Industries Ltd.	233,000	599,231
		757,124
TOTAL MATERIALS		2,509,003
TELECOMMUNICATION SERVICES - 1.6%
Wireless Telecommunication Services - 1.6%
KDDI Corp.	57	341,500
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
NTT DoCoMo, Inc.	172	$ 272,769
Softbank Corp.	1,900	18,709
		632,978
TOTAL COMMON STOCKS (Cost $58,620,188)		37,765,832
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 1.81% (a)	1,819,789	1,819,789
Fidelity Securities Lending Cash Central Fund, 2.67% (a)(b)	148,500	148,500
TOTAL MONEY MARKET FUNDS (Cost $1,968,289)		1,968,289
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $60,588,477)		39,734,121
NET OTHER ASSETS - (0.9)%		(338,104)
NET ASSETS - 100%		$ 39,396,017
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,710
Fidelity Securities Lending Cash Central Fund	8,829
Total	$ 36,539
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $20,552,172 of which $6,193,464, $6,651,966 and $7,706,742 will expire on October 31, 2010, 2015 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $143,351) - See accompanying schedule: Unaffiliated issuers (cost $58,620,188)	$ 37,765,832
Fidelity Central Funds (cost $1,968,289)	1,968,289
Total Investments (cost $60,588,477)		$ 39,734,121
Receivable for investments sold		1,698,695
Receivable for fund shares sold		84,019
Dividends receivable		371,833
Distributions receivable from Fidelity Central Funds		3,554
Prepaid expenses		25
Receivable from investment adviser for expense reductions		5,868
Other receivables		2,534
Total assets		41,900,649

Liabilities
Payable for investments purchased	$ 2,124,912
Payable for fund shares redeemed	138,516
Accrued management fee	12,264
Distribution fees payable	18,077
Other affiliated payables	14,071
Other payables and accrued expenses	48,292
Collateral on securities loaned, at value	148,500
Total liabilities		2,504,632

Net Assets		$ 39,396,017
Net Assets consist of:
Paid in capital		$ 81,506,862
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,279,126)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(20,831,719)
Net Assets		$ 39,396,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,132,730 ÷ 1,507,876 shares)	$ 9.37

Maximum offering price per share (100/94.25 of $9.37)	$ 9.94
Class T: Net Asset Value and redemption price per share ($6,752,354 ÷ 732,824 shares)	$ 9.21

Maximum offering price per share (100/96.50 of $9.21)	$ 9.54
Class B: Net Asset Value and offering price per share ($3,079,004 ÷ 349,042 shares)A	$ 8.82

Class C: Net Asset Value and offering price per share ($11,611,866 ÷ 1,307,911 shares)A	$ 8.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,820,063 ÷ 397,077 shares)	$ 9.62

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 1,223,422
Interest		40
Income from Fidelity Central Funds		36,539
		1,260,001
Less foreign taxes withheld		(85,640)
Total income		1,174,361

Expenses
Management fee Basic fee	$ 483,555
Performance adjustment	(16,365)
Transfer agent fees	196,610
Distribution fees	393,955
Accounting and security lending fees	36,387
Custodian fees and expenses	38,346
Independent trustees' compensation	313
Registration fees	49,485
Audit	49,984
Legal	432
Miscellaneous	25,554
Total expenses before reductions	1,258,256
Expense reductions	(29,893)	1,228,363
Net investment income (loss)		(54,002)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,786,521)
Foreign currency transactions	1,702
Total net realized gain (loss)		(7,784,819)
Change in net unrealized appreciation (depreciation) on: Investment securities	(26,365,205)
Assets and liabilities in foreign currencies	24,940
Total change in net unrealized appreciation (depreciation)		(26,340,265)
Net gain (loss)		(34,125,084)
Net increase (decrease) in net assets resulting from operations		$ (34,179,086)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (54,002)	$ (691,985)
Net realized gain (loss)	(7,784,819)	(5,160,896)
Change in net unrealized appreciation (depreciation)	(26,340,265)	3,048,941
Net increase (decrease) in net assets resulting from operations	(34,179,086)	(2,803,940)
Distributions to shareholders from net realized gain	(176,687)	-
Share transactions - net increase (decrease)	(23,791,941)	(46,358,208)
Redemption fees	25,266	26,649
Total increase (decrease) in net assets	(58,122,448)	(49,135,499)

Net Assets
Beginning of period	97,518,465	146,653,964
End of period	$ 39,396,017	$ 97,518,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.41	$ 16.72	$ 15.61	$ 12.64	$ 11.78
Income from Investment Operations
Net investment income (loss) C	.03	(.04)	(.07)	(.08)	(.11)
Net realized and unrealized gain (loss)	(7.02)	(.27)	1.17	3.04	.95
Total from investment operations	(6.99)	(.31)	1.10	2.96	.84
Distributions from net realized gain	(.06)	-	-	-	-
Redemption fees added to paid in capitalC	.01	- G	.01	.01	.02
Net asset value, end of period	$ 9.37	$ 16.41	$ 16.72	$ 15.61	$ 12.64
Total Return A, B	(42.68)%	(1.85)%	7.11%	23.50%	7.30%
Ratios to Average Net Assets D, F
Expenses before reductions	1.54%	1.70%	1.52%	1.62%	1.80%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.56%	1.75%
Expenses net of all reductions	1.49%	1.48%	1.48%	1.55%	1.75%
Net investment income (loss)	.24%	(.22)%	(.42)%	(.54)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,133	$ 32,945	$ 41,876	$ 26,169	$ 17,884
Portfolio turnover rate E	63%	138%	83%	89%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.11	$ 16.46	$ 15.41	$ 12.51	$ 11.68
Income from Investment Operations
Net investment income (loss) C	- G	(.08)	(.12)	(.11)	(.14)
Net realized and unrealized gain (loss)	(6.91)	(.27)	1.16	3.00	.95
Total from investment operations	(6.91)	(.35)	1.04	2.89	.81
Distributions from net realized gain	- G	-	-	-	-
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 9.21	$ 16.11	$ 16.46	$ 15.41	$ 12.51
Total Return A, B	(42.82)%	(2.13)%	6.81%	23.18%	7.11%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.96%	1.82%	1.97%	2.19%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.81%	2.00%
Expenses net of all reductions	1.74%	1.73%	1.73%	1.80%	2.00%
Net investment income (loss)	(.01)%	(.47)%	(.67)%	(.79)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,752	$ 14,303	$ 21,039	$ 15,610	$ 11,493
Portfolio turnover rate E	63%	138%	83%	89%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.50	$ 15.91	$ 14.96	$ 12.21	$ 11.46
Income from Investment Operations
Net investment income (loss) C	(.07)	(.15)	(.20)	(.17)	(.20)
Net realized and unrealized gain (loss)	(6.61)	(.26)	1.14	2.91	.93
Total from investment operations	(6.68)	(.41)	.94	2.74	.73
Redemption fees added to paid in capitalC	- G	- G	.01	.01	.02
Net asset value, end of period	$ 8.82	$ 15.50	$ 15.91	$ 14.96	$ 12.21
Total Return A, B	(43.10)%	(2.58)%	6.35%	22.52%	6.54%
Ratios to Average Net Assets D, F
Expenses before reductions	2.29%	2.45%	2.33%	2.43%	2.62%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.31%	2.50%
Expenses net of all reductions	2.24%	2.23%	2.23%	2.30%	2.50%
Net investment income (loss)	(.51)%	(.97)%	(1.17)%	(1.30)%	(1.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,079	$ 7,874	$ 16,120	$ 18,916	$ 18,218
Portfolio turnover rate E	63%	138%	83%	89%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.60	$ 16.01	$ 15.05	$ 12.28	$ 11.52
Income from Investment Operations
Net investment income (loss) C	(.07)	(.15)	(.18)	(.17)	(.19)
Net realized and unrealized gain (loss)	(6.65)	(.26)	1.13	2.93	.93
Total from investment operations	(6.72)	(.41)	.95	2.76	.74
Redemption fees added to paid in capital C	- G	- G	.01	.01	.02
Net asset value, end of period	$ 8.88	$ 15.60	$ 16.01	$ 15.05	$ 12.28
Total Return A, B	(43.08)%	(2.56)%	6.38%	22.56%	6.60%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.37%	2.18%	2.27%	2.44%
Expenses net of fee waivers, if any	2.25%	2.25%	2.18%	2.27%	2.44%
Expenses net of all reductions	2.24%	2.23%	2.16%	2.26%	2.44%
Net investment income (loss)	(.51)%	(.97)%	(1.10)%	(1.25)%	(1.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,612	$ 33,957	$ 53,846	$ 34,144	$ 21,564
Portfolio turnover rate E	63%	138%	83%	89%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.82	$ 17.10	$ 15.90	$ 12.83	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.08	.01	(.01)	(.02)	(.06)
Net realized and unrealized gain (loss)	(7.19)	(.29)	1.19	3.08	.96
Total from investment operations	(7.11)	(.28)	1.18	3.06	.90
Distributions from net realized gain	(.10)	-	-	-	-
Redemption fees added to paid in capital B	.01	- F	.02	.01	.02
Net asset value, end of period	$ 9.62	$ 16.82	$ 17.10	$ 15.90	$ 12.83
Total Return A	(42.45)%	(1.64)%	7.55%	23.93%	7.72%
Ratios to Average Net Assets C, E
Expenses before reductions	1.16%	1.31%	1.12%	1.19%	1.36%
Expenses net of fee waivers, if any	1.16%	1.25%	1.12%	1.19%	1.36%
Expenses net of all reductions	1.15%	1.23%	1.10%	1.17%	1.36%
Net investment income (loss)	.58%	.03%	(.04)%	(.17)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,820	$ 8,440	$ 13,773	$ 8,399	$ 3,919
Portfolio turnover rate D	63%	138%	83%	89%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Japan Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 259,325
Unrealized depreciation	(21,817,972)
Net unrealized appreciation (depreciation)	(21,558,647)
Capital loss carryforward	(20,552,172)

Cost for federal income tax purposes	$ 61,292,768

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 176,687	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities aggregated $42,959,606 and $66,685,404, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in September 2008. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 57,627	$ 4,369
Class T	.25%	.25%	54,984	308
Class B	.75%	.25%	55,177	41,442
Class C	.75%	.25%	226,167	18,291
			$ 393,955	$ 64,410

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,062
Class T	2,323
Class B*	27,077
Class C*	8,176
$ 42,638

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 70,504.31
Class T	36,262.33
Class B	16,925.31
Class C	61,069.27
Institutional Class	11,850.19
	$ 196,610

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $143 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,829.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 8,922
Class T	1.75%	5,971
Class B	2.25%	2,226
Class C	2.25%	1,806
		$ 18,925

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,968 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net realized gain
Class A	$ 124,132	$ -
Class T	3,460	-
Institutional Class	49,095	-
Total	$ 176,687	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	496,908	880,882	$ 6,070,543	$ 14,621,774
Reinvestment of distributions	5,585	-	90,031	-
Shares redeemed	(1,002,463)	(1,378,099)	(13,279,810)	(22,819,285)
Net increase (decrease)	(499,970)	(497,217)	$ (7,119,236)	$ (8,197,511)
Class T
Shares sold	160,164	210,578	$ 2,217,320	$ 3,439,343
Reinvestment of distributions	190	-	3,018	-
Shares redeemed	(315,254)	(601,386)	(4,273,944)	(9,800,348)
Net increase (decrease)	(154,900)	(390,808)	$ (2,053,606)	$ (6,361,005)
Class B
Shares sold	48,150	60,581	$ 645,026	$ 947,979
Shares redeemed	(207,114)	(565,912)	(2,703,004)	(8,855,704)
Net increase (decrease)	(158,964)	(505,331)	$ (2,057,978)	$ (7,907,725)
Class C
Shares sold	199,230	404,623	$ 2,333,839	$ 6,455,208
Shares redeemed	(1,068,271)	(1,590,835)	(13,487,743)	(25,190,493)
Net increase (decrease)	(869,041)	(1,186,212)	$ (11,153,904)	$ (18,735,285)
Institutional Class
Shares sold	64,303	174,093	$ 941,434	$ 2,974,426
Reinvestment of distributions	496	-	8,183	-
Shares redeemed	(169,354)	(477,947)	(2,356,834)	(8,131,108)
Net increase (decrease)	(104,555)	(303,854)	$ (1,407,217)	$ (5,156,682)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Institutional class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/10/07	$.137	$.033

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Japan Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Japan Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that, on September 19, 2007, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on October 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked equal to its competitive median for 2007, and the total expenses of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAFI-UANN-1208
1.784757.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Latin America
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-58.64%	17.15%	11.14%
Class T (incl. 3.50% sales charge)	-57.76%	17.39%	11.14%
Class B (incl. contingent deferred sales charge) B	-58.60%	17.42%	11.25%
Class C (incl. contingent deferred sales charge) C	-56.87%	17.66%	10.99%

A From December 21, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Class A on December 21, 1998, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets - Latin America Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Brent Bottamini, Portfolio Manager of Fidelity® Advisor Latin America Fund

Stocks across the emerging-markets universe suffered steep losses during the 12 months ending October 31, 2008. In that time, the MSCI® Emerging Markets Index fell 56.22%. All three of the benchmark's primary regions - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - declined by more than 50%. In EMEA, major benchmark component Russia saw its market tumble by more than 62%, while Brazil - representing the benchmark's largest weighting during the period, on average, at almost 15% - finished with a setback of more than 53%. In both cases, falling commodity prices triggered by slowing global economies had a negative impact on share prices. Meanwhile, South Korea, the second-largest benchmark component, experienced a nearly 60% drop. Chinese stocks also were hard-hit, down roughly 67%. Asian emerging markets suffered in part due to concerns about slowing exports in the wake of decelerating economic growth in the United States and Europe, as the U.S. credit crisis continued to worsen and expand its reach abroad.

During the year, the fund's Class A, Class T, Class B and Class C shares returned -56.11%, -56.23%, -56.46% and -56.44%, respectively (excluding sales charges), versus -51.77% for the MSCI Emerging Markets - Latin America Index. Unfavorable security selection in consumer discretionary, telecommunication services, materials and utilities hurt, as did underweightings in consumer staples, utilities and telecom services. Overweighting media stocks helped, as did our positioning within diversified financials and carrying a modest cash position. Geographically, unsuccessful security selection in Mexico and Brazil hurt. Underweighting a U.S. stock included in the index (Southern Copper) and an out-of-benchmark stake in Panama helped. Detractors included not owning two index components, Brazilian electric utility Eletrobras and Mexican telecom firm Telmex. An out-of-benchmark position in Bermuda-listed Dufry South America, which operates duty free shops in Brazilian airports, also hurt. Overweighting Brazilian materials firm Companhia Vale do Rio Doce detracted further. A contribution came from underweighting Brazilian energy firm OGX Petroleo e Gas.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2008, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.43%
Actual		$ 1,000.00	$ 433.30	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.25
Class T	1.70%
Actual		$ 1,000.00	$ 432.70	$ 6.12
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 431.60	$ 7.92
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.18%
Actual		$ 1,000.00	$ 431.60	$ 7.84
HypotheticalA		$ 1,000.00	$ 1,014.18	$ 11.04
Institutional Class	1.14%
Actual		$ 1,000.00	$ 433.90	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (Brazil, Oil, Gas & Consumable Fuels)	16.7	18.6
Companhia Vale do Rio Doce (Brazil, Metals & Mining)	11.1	14.1
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	7.5	7.1
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	4.0	4.2
Grupo Televisa SA de CV (CPO) (Mexico, Media)	3.7	2.7
	43.0
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	21.3	29.0
Energy	17.0	20.6
Financials	16.8	14.8
Telecommunication Services	13.8	11.1
Consumer Discretionary	10.6	8.3
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	67.1	67.9
Mexico	21.8	19.5
Bermuda	2.9	1.7
Chile	2.6	2.0
Panama	1.1	0.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 96.9%	Stocks 95.7%
Short-Term Investments and Net Other Assets 3.1%	Short-Term Investments and Net Other Assets 4.3%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value
Argentina - 0.1%
Grupo Clarin SA GDR (c)	41,600	$ 160,160
Bermuda - 2.9%
Credicorp Ltd. (NY Shares)	54,400	2,136,288
Dufry South America Ltd. unit	167,715	1,030,685
GP Investments, Ltd. unit	130,392	451,871
TOTAL BERMUDA		3,618,844
Brazil - 63.2%
Acucar Guarani SA (a)	97,500	105,420
AES Tiete SA (PN) (non-vtg.)	198,745	1,241,582
America Latina Logistica SA unit	146,000	673,265
B2W Companhia Global Do Varejo	45,600	585,750
Banco Bradesco SA:
(PN)	109,684	1,259,425
(PN) sponsored ADR	328,000	3,837,600
Banco do Brasil SA	226,500	1,496,604
Banco do Estado do Rio Grande do Sul SA (c)	152,053	351,994
Banco Indusval SA	23,060	51,145
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	216,425	2,393,661
BM&F BOVESPA SA	349,000	927,248
Brasil Telecom SA (PN)	59,200	352,869
Companhia Brasileira de Desenvolvimento Imobiliario Turistico (a)	2,100	392,986
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	60,900	2,588,250
sponsored ADR	3,260	117,653
Companhia de Saneamento de Minas Gerais	53,800	340,569
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	136,400	2,074,644
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	65,100	885,360
Companhia Vale do Rio Doce:
(PN-A) sponsored ADR	797,500	9,338,725
sponsored ADR	363,200	4,765,184
Cyrela Brazil Realty SA	103,000	491,156
Eletropaulo Metropolitana SA (PN-B)	82,060	1,008,593
Equatorial Energia SA	73,000	411,515
Gerdau SA sponsored ADR	253,900	1,627,499
GVT Holding SA (a)	210,600	2,291,669
LLX Logistica SA	79,600	27,953
Localiza Rent a Car SA	127,500	494,871
MPX Mineracao e Energia SA	1,900	102,717
MRV Engenharia e Participacoes SA	100,900	522,636
Common Stocks - continued
	Shares	Value
Brazil - continued
Multiplan Empreendimentos Imobiliarios SA (a)	79,100	$ 398,022
Net Servicos de Comunicacao SA:
sponsored ADR	7,500	49,050
(PN) (a)	327,900	2,086,306
OGX Petroleo e Gas Participacoes SA	2,900	363,820
PDG Realty S.A. Empreendimentos e Participacoes	121,800	621,888
Petroleo Brasileiro SA - Petrobras:
(ON)	19,800	262,390
(PN) (non-vtg.)	337,800	3,643,033
(PN) sponsored ADR (non-vtg.)	438,600	9,679,902
sponsored ADR	282,500	7,596,425
Porto Seguro SA	54,300	269,719
Profarma Distribuidora de Produtos Farmaceuticos SA	58,100	255,037
Redecard SA	61,300	665,910
Tegma Gestao Logistica	120,500	278,394
Tele Norte Leste Participacoes SA	35,200	528,602
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	172,300	2,339,834
Terna Participacoes SA unit	70,800	546,327
TIM Participacoes SA	83,300	118,934
TIM Participacoes SA sponsored ADR (non-vtg.)	43,000	621,780
Totvs SA	88,600	1,535,209
Tractebel Energia SA	112,400	882,913
Uniao de Bancos Brasileiros SA (Unibanco):
unit	21,700	134,359
GDR	46,300	2,920,604
Usinas Siderurgicas de Minas Gerais SA - Usiminas	30,750	352,370
Vivo Participacoes SA:
(PN)	6,450	70,276
sponsored ADR	121,846	1,332,995
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	4,980	49,013
sponsored ADR (non-vtg.)	177,950	1,795,516
TOTAL BRAZIL		80,157,171
Chile - 2.6%
Banco Santander Chile sponsored ADR	17,725	634,555
CAP SA	121,834	1,467,643
Empresa Nacional de Electricidad SA sponsored ADR	20,671	768,961
Vina Concha y Toro SA sponsored ADR	16,685	458,003
TOTAL CHILE		3,329,162
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
Ternium SA sponsored ADR	38,300	$ 337,423
Mexico - 21.8%
Alsea SAB de CV	1,016,886	550,287
America Movil SAB de CV Series L sponsored ADR	308,000	9,529,520
Cemex SA de CV sponsored ADR	151,444	1,144,917
Controladora Commercial Mexicana SA unit	211,962	58,421
Corporacion Geo SA de CV Series B (a)	680,200	942,668
Desarrolladora Homex Sab de CV (a)	51,900	199,017
Desarrolladora Homex Sab de CV sponsored ADR (a)	24,400	568,032
Empresas ICA Sociedad Controladora SA de CV (a)	305,200	438,370
Fomento Economico Mexicano SA de CV sponsored ADR	75,163	1,900,872
Genomma Lab Internacional SA de CV	182,800	184,503
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	63,500	1,160,145
Grupo Aeroportuario Norte Sab de CV ADR	61,253	518,813
Grupo Financiero Banorte SA de CV Series O	439,000	804,038
Grupo Mexico SA de CV Series B	1,699,921	1,326,414
Grupo Televisa SA de CV	73,000	255,613
Grupo Televisa SA de CV (CPO) sponsored ADR	253,056	4,468,969
Urbi, Desarrollos Urbanos, SA de CV (a)	616,000	923,043
Wal-Mart de Mexico SA de CV Series V	1,010,869	2,715,533
TOTAL MEXICO		27,689,175
Panama - 1.1%
Copa Holdings SA Class A	22,700	575,899
Intergroup Financial Services Corp.	61,649	678,139
Intergroup Financial Services Corp. (c)	11,123	122,353
TOTAL PANAMA		1,376,391
Peru - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	83,348	1,053,519
United States of America - 0.2%
NII Holdings, Inc. (a)	10,700	275,632
TOTAL COMMON STOCKS (Cost $159,067,905)		117,997,477
Nonconvertible Preferred Stocks - 3.9%
	Shares	Value
Brazil - 3.9%
Banco Itau Holding Financeira SA (non-vtg.)	196,100	$ 2,120,294
Companhia Vale do Rio Doce (PN-A)	81,700	948,674
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	142,200	1,820,044
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,247,098)		4,889,012
Convertible Bonds - 0.0%
Principal Amount
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13 (d)(e) (Cost $43,301)	BRL	691	17,497
Money Market Funds - 1.8%
	Shares
Fidelity Cash Central Fund, 1.81% (b) (Cost $2,316,912)	2,316,912	2,316,912
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $164,675,216)		125,220,898
NET OTHER ASSETS - 1.3%		1,611,589
NET ASSETS - 100%		$ 126,832,487
Currency Abbreviation
BRL - Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $634,507 or 0.5% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,497 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13	8/20/07	$ 43,301
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 323,597
Fidelity Securities Lending Cash Central Fund	33,106
Total	$ 356,703
Income Tax Information
At October 31, 2008, the Fund had a capital loss carryforward of approximately $31,501,550 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $162,358,304)	$ 122,903,986
Fidelity Central Funds (cost $2,316,912)	2,316,912
Total Investments (cost $164,675,216)		$ 125,220,898
Cash		1,114
Receivable for investments sold		2,535,059
Receivable for fund shares sold		212,791
Dividends receivable		569,768
Interest receivable		10
Distributions receivable from Fidelity Central Funds		6,272
Prepaid expenses		70
Other receivables		15,421
Total assets		128,561,403

Liabilities
Payable for investments purchased	$ 1,171,097
Payable for fund shares redeemed	264,040
Accrued management fee	81,524
Distribution fees payable	56,575
Other affiliated payables	66,818
Other payables and accrued expenses	88,862
Total liabilities		1,728,916

Net Assets		$ 126,832,487
Net Assets consist of:
Paid in capital		$ 198,433,752
Undistributed net investment income		1,369,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(33,481,923)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(39,488,603)
Net Assets		$ 126,832,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($62,701,527 ÷ 2,371,239 shares)	$ 26.44

Maximum offering price per share (100/94.25 of $26.44)	$ 28.05
Class T: Net Asset Value and redemption price per share ($19,708,835 ÷ 751,878 shares)	$ 26.21

Maximum offering price per share (100/96.50 of $26.21)	$ 27.16
Class B: Net Asset Value and offering price per share ($12,622,883 ÷ 492,025 shares)A	$ 25.65

Class C: Net Asset Value and offering price per share ($24,610,641 ÷ 963,526 shares)A	$ 25.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,188,601 ÷ 266,054 shares)	$ 27.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 6,340,294
Special dividends		738,403
Interest		12,237
Income from Fidelity Central Funds		356,703
		7,447,637
Less foreign taxes withheld		(406,129)
Total income		7,041,508

Expenses
Management fee	$ 2,072,818
Transfer agent fees	846,138
Distribution fees	1,454,526
Accounting and security lending fees	157,206
Custodian fees and expenses	201,486
Independent trustees' compensation	1,303
Registration fees	80,608
Audit	50,578
Legal	1,365
Miscellaneous	44,406
Total expenses before reductions	4,910,434
Expense reductions	(45,941)	4,864,493
Net investment income (loss)		2,177,015
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(31,885,031)
Foreign currency transactions	(216,848)
Total net realized gain (loss)		(32,101,879)
Change in net unrealized appreciation (depreciation) on: Investment securities	(169,232,171)
Assets and liabilities in foreign currencies	(32,871)
Total change in net unrealized appreciation (depreciation)		(169,265,042)
Net gain (loss)		(201,366,921)
Net increase (decrease) in net assets resulting from operations		$ (199,189,906)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,177,015	$ 1,188,565
Net realized gain (loss)	(32,101,879)	5,028,865
Change in net unrealized appreciation (depreciation)	(169,265,042)	95,314,077
Net increase (decrease) in net assets resulting from operations	(199,189,906)	101,531,507
Distributions to shareholders from net investment income	(1,251,485)	(1,338,713)
Distributions to shareholders from net realized gain	(4,625,712)	(2,827,380)
Total distributions	(5,877,197)	(4,166,093)
Share transactions - net increase (decrease)	40,641,905	60,112,145
Redemption fees	320,135	149,278
Total increase (decrease) in net assets	(164,105,063)	157,626,837

Net Assets
Beginning of period	290,937,550	133,310,713
End of period (including undistributed net investment income of $1,369,261 and undistributed net investment income of $787,106, respectively)	$ 126,832,487	$ 290,937,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 61.60	$ 37.85	$ 27.16	$ 16.72	$ 12.49
Income from Investment Operations
Net investment income (loss)C	.53F	.42	.58	.42	.24
Net realized and unrealized gain (loss)	(34.41)	24.52	10.94	10.14	4.09
Total from investment operations	(33.88)	24.94	11.52	10.56	4.33
Distributions from net investment income	(.39)	(.46)	(.34)	(.17)	(.11)
Distributions from net realized gain	(.95)	(.77)	(.55)	-	-
Total distributions	(1.34)	(1.23)	(.89)	(.17)	(.11)
Redemption fees added to paid in capitalC	.06	.04	.06	.05	.01
Net asset value, end of period	$ 26.44	$ 61.60	$ 37.85	$ 27.16	$ 16.72
Total ReturnA, B	(56.11)%	67.94%	43.54%	63.94%	34.98%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.43%	1.45%	1.62%	1.93%	3.07%
Expenses net of fee waivers, if any	1.43%	1.45%	1.50%	1.56%	2.02%
Expenses net of all reductions	1.41%	1.43%	1.47%	1.50%	1.98%
Net investment income (loss)	1.00% F	.88%	1.70%	1.88%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,702	$ 132,524	$ 56,662	$ 13,736	$ 1,954
Portfolio turnover rateE	48%	49%	50%	42%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 61.09	$ 37.56	$ 26.98	$ 16.63	$ 12.44
Income from Investment Operations
Net investment income (loss)C	.38F	.28	.49	.36	.20
Net realized and unrealized gain (loss)	(34.13)	24.35	10.86	10.09	4.07
Total from investment operations	(33.75)	24.63	11.35	10.45	4.27
Distributions from net investment income	(.24)	(.37)	(.28)	(.15)	(.09)
Distributions from net realized gain	(.95)	(.77)	(.55)	-	-
Total distributions	(1.19)	(1.14)	(.83)	(.15)	(.09)
Redemption fees added to paid in capitalC	.06	.04	.06	.05	.01
Net asset value, end of period	$ 26.21	$ 61.09	$ 37.56	$ 26.98	$ 16.63
Total ReturnA, B	(56.23)%	67.50%	43.11%	63.57%	34.59%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.71%	1.72%	1.89%	2.26%	3.47%
Expenses net of fee waivers, if any	1.71%	1.72%	1.75%	1.82%	2.27%
Expenses net of all reductions	1.69%	1.71%	1.72%	1.77%	2.23%
Net investment income (loss)	.72%F	.61%	1.45%	1.61%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,709	$ 46,960	$ 23,723	$ 9,144	$ 2,585
Portfolio turnover rateE	48%	49%	50%	42%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .47%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 59.87	$ 36.87	$ 26.54	$ 16.40	$ 12.29
Income from Investment Operations
Net investment income (loss)C	.11F	.05	.31	.24	.13
Net realized and unrealized gain (loss)	(33.44)	23.91	10.68	9.95	4.02
Total from investment operations	(33.33)	23.96	10.99	10.19	4.15
Distributions from net investment income	-	(.22)	(.17)	(.10)	(.05)
Distributions from net realized gain	(.95)	(.77)	(.55)	-	-
Total distributions	(.95)	(.99)	(.72)	(.10)	(.05)
Redemption fees added to paid in capitalC	.06	.03	.06	.05	.01
Net asset value, end of period	$ 25.65	$ 59.87	$ 36.87	$ 26.54	$ 16.40
Total ReturnA, B	(56.46)%	66.68%	42.36%	62.73%	33.95%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.21%	2.22%	2.42%	2.73%	3.67%
Expenses net of fee waivers, if any	2.21%	2.22%	2.25%	2.34%	2.77%
Expenses net of all reductions	2.20%	2.20%	2.22%	2.28%	2.73%
Net investment income (loss)	.21%F	.11%	.95%	1.10%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,623	$ 32,143	$ 17,402	$ 8,998	$ 3,222
Portfolio turnover rateE	48%	49%	50%	42%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.04)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 59.63	$ 36.74	$ 26.48	$ 16.35	$ 12.25
Income from Investment Operations
Net investment income (loss)C	.13F	.07	.31	.24	.13
Net realized and unrealized gain (loss)	(33.30)	23.80	10.65	9.94	4.01
Total from investment operations	(33.17)	23.87	10.96	10.18	4.14
Distributions from net investment income	(.03)	(.24)	(.21)	(.10)	(.05)
Distributions from net realized gain	(.95)	(.77)	(.55)	-	-
Total distributions	(.98)	(1.01)	(.76)	(.10)	(.05)
Redemption fees added to paid in capitalC	.06	.03	.06	.05	.01
Net asset value, end of period	$ 25.54	$ 59.63	$ 36.74	$ 26.48	$ 16.35
Total ReturnA, B	(56.44)%	66.66%	42.38%	62.86%	33.98%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.18%	2.18%	2.34%	2.69%	3.83%
Expenses net of fee waivers, if any	2.18%	2.18%	2.25%	2.32%	2.77%
Expenses net of all reductions	2.17%	2.17%	2.22%	2.26%	2.73%
Net investment income (loss)	.24%F	.14%	.95%	1.12%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,611	$ 60,415	$ 29,189	$ 9,252	$ 2,167
Portfolio turnover rateE	48%	49%	50%	42%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 62.89	$ 38.56	$ 27.64	$ 16.97	$ 12.64
Income from Investment Operations
Net investment income (loss)B	.71E	.58	.66	.46	.28
Net realized and unrealized gain (loss)	(35.14)	25.01	11.13	10.33	4.15
Total from investment operations	(34.43)	25.59	11.79	10.79	4.43
Distributions from net investment income	(.55)	(.53)	(.38)	(.17)	(.11)
Distributions from net realized gain	(.95)	(.77)	(.55)	-	-
Total distributions	(1.50)	(1.30)	(.93)	(.17)	(.11)
Redemption fees added to paid in capitalB	.06	.04	.06	.05	.01
Net asset value, end of period	$ 27.02	$ 62.89	$ 38.56	$ 27.64	$ 16.97
Total ReturnA	(55.97)%	68.51%	43.79%	64.36%	35.36%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.14%	1.12%	1.26%	1.59%	2.14%
Expenses net of fee waivers, if any	1.14%	1.12%	1.25%	1.36%	1.77%
Expenses net of all reductions	1.12%	1.11%	1.23%	1.30%	1.73%
Net investment income (loss)	1.29%E	1.21%	1.94%	2.08%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,189	$ 18,897	$ 6,335	$ 4,810	$ 3,440
Portfolio turnover rateD	48%	49%	50%	42%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Latin America Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 19,662,033
Unrealized depreciation	(61,131,028)
Net unrealized appreciation (depreciation)	(41,468,995)
Undistributed ordinary income	1,367,016
Capital loss carryforward	(31,501,550)
Cost for federal income tax purposes	$ 166,689,893

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 1,251,485	$ 1,338,713
Long-term Capital Gains	4,625,712	2,827,380
Total	$ 5,877,197	$ 4,166,093

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $181,731,655 and $135,804,327, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase an increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 348,884	$ 16,859
Class T	.25%	.25%	229,928	1,268
Class B	.75%	.25%	297,183	224,250
Class C	.75%	.25%	578,531	205,553
			$ 1,454,526	$ 447,930

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 245,309
Class T	24,460
Class B*	88,082
Class C*	48,069
$ 405,920

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 396,130.28
Class T	142,168.31
Class B	93,149.31
Class C	165,853.29
Institutional Class	48,838.24
	$ 846,138

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $253 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $593 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

8. Security Lending - continued

Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $33,106.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,651 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,766. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	1,524

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $16, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 858,859	$ 709,973
Class T	187,433	240,940
Class B	-	107,563
Class C	31,775	191,630
Institutional Class	173,418	88,607
Total	$ 1,251,485	$ 1,338,713
From net realized gain
Class A	$ 2,092,092	$ 1,198,858
Class T	742,575	501,417
Class B	516,624	369,748
Class C	973,748	627,893
Institutional Class	300,673	129,464
Total	$ 4,625,712	$ 2,827,380

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	1,804,080	1,393,391	$ 103,513,609	$ 65,803,104
Reinvestment of distributions	44,760	43,952	2,663,650	1,688,203
Shares redeemed	(1,629,019)	(782,832)	(76,716,074)	(35,128,744)
Net increase (decrease)	219,821	654,511	$ 29,461,185	$ 32,362,563

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class T
Shares sold	455,941	455,916	$ 25,880,888	$ 21,240,936
Reinvestment of distributions	15,156	18,830	896,344	718,933
Shares redeemed	(487,974)	(337,584)	(22,726,188)	(15,355,363)
Net increase (decrease)	(16,877)	137,162	$ 4,051,044	$ 6,604,506
Class B
Shares sold	230,078	237,976	$ 12,689,809	$ 10,853,846
Reinvestment of distributions	8,122	11,564	472,231	434,710
Shares redeemed	(283,070)	(184,610)	(12,786,098)	(7,992,057)
Net increase (decrease)	(44,870)	64,930	$ 375,942	$ 3,296,499
Class C
Shares sold	559,295	583,666	$ 31,685,538	$ 27,131,346
Reinvestment of distributions	14,808	19,005	856,928	711,556
Shares redeemed	(623,778)	(384,050)	(28,689,395)	(16,675,013)
Net increase (decrease)	(49,675)	218,621	$ 3,853,071	$ 11,167,889
Institutional Class
Shares sold	361,455	223,683	$ 21,471,831	$ 11,037,917
Reinvestment of distributions	5,443	3,561	330,045	139,192
Shares redeemed	(401,317)	(91,047)	(18,901,213)	(4,496,421)
Net increase (decrease)	(34,419)	136,197	$ 2,900,663	$ 6,680,688

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class A, Class T, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2007	$0.501	$0.1106

Class T	12/10/2007	$0.351	$0.1106

Class C	12/10/2007	$0.142	$0.1106

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Latin America Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Advisor Latin America Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that will be taken by FMR to attempt to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ALAF-UANN-1208
1.784760.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Latin America
Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-55.97%	18.87%	12.13%

A From December 21, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Institutional Class on December 21, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets - Latin America Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brent Bottamini, Portfolio Manager of Fidelity® Advisor Latin America Fund

Stocks across the emerging-markets universe suffered steep losses during the 12 months ending October 31, 2008. In that time, the MSCI® Emerging Markets Index fell 56.22%. All three of the benchmark's primary regions - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - declined by more than 50%. In EMEA, major benchmark component Russia saw its market tumble by more than 62%, while Brazil - representing the benchmark's largest weighting during the period, on average, at almost 15% - finished with a setback of more than 53%. In both cases, falling commodity prices triggered by slowing global economies had a negative impact on share prices. Meanwhile, South Korea, the second-largest benchmark component, experienced a nearly 60% drop. Chinese stocks also were hard-hit, down roughly 67%. Asian emerging markets suffered in part due to concerns about slowing exports in the wake of decelerating economic growth in the United States and Europe, as the U.S. credit crisis continued to worsen and expand its reach abroad.

During the year, the fund's Institutional Class shares returned -55.97%, versus -51.77% for the MSCI Emerging Markets - Latin America Index. Unfavorable security selection in consumer discretionary, telecommunication services, materials and utilities hurt, as did underweightings in consumer staples, utilities and telecom services. Overweighting media stocks helped, as did our positioning within diversified financials and carrying a modest cash position. Geographically, unsuccessful security selection in Mexico and Brazil hurt. Underweighting a U.S. stock included in the index (Southern Copper) and an out-of-benchmark stake in Panama helped. Detractors included not owning two index components, Brazilian electric utility Eletrobras and Mexican telecom firm Telmex. An out-of-benchmark position in Bermuda-listed Dufry South America, which operates duty free shops in Brazilian airports, also hurt. Overweighting Brazilian materials firm Companhia Vale do Rio Doce detracted further. A contribution came from underweighting Brazilian energy firm OGX Petroleo e Gas.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2008, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.43%
Actual		$ 1,000.00	$ 433.30	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.25
Class T	1.70%
Actual		$ 1,000.00	$ 432.70	$ 6.12
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 431.60	$ 7.92
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.18%
Actual		$ 1,000.00	$ 431.60	$ 7.84
HypotheticalA		$ 1,000.00	$ 1,014.18	$ 11.04
Institutional Class	1.14%
Actual		$ 1,000.00	$ 433.90	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (Brazil, Oil, Gas & Consumable Fuels)	16.7	18.6
Companhia Vale do Rio Doce (Brazil, Metals & Mining)	11.1	14.1
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	7.5	7.1
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	4.0	4.2
Grupo Televisa SA de CV (CPO) (Mexico, Media)	3.7	2.7
	43.0
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	21.3	29.0
Energy	17.0	20.6
Financials	16.8	14.8
Telecommunication Services	13.8	11.1
Consumer Discretionary	10.6	8.3
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	67.1	67.9
Mexico	21.8	19.5
Bermuda	2.9	1.7
Chile	2.6	2.0
Panama	1.1	0.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 96.9%	Stocks 95.7%
Short-Term Investments and Net Other Assets 3.1%	Short-Term Investments and Net Other Assets 4.3%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value
Argentina - 0.1%
Grupo Clarin SA GDR (c)	41,600	$ 160,160
Bermuda - 2.9%
Credicorp Ltd. (NY Shares)	54,400	2,136,288
Dufry South America Ltd. unit	167,715	1,030,685
GP Investments, Ltd. unit	130,392	451,871
TOTAL BERMUDA		3,618,844
Brazil - 63.2%
Acucar Guarani SA (a)	97,500	105,420
AES Tiete SA (PN) (non-vtg.)	198,745	1,241,582
America Latina Logistica SA unit	146,000	673,265
B2W Companhia Global Do Varejo	45,600	585,750
Banco Bradesco SA:
(PN)	109,684	1,259,425
(PN) sponsored ADR	328,000	3,837,600
Banco do Brasil SA	226,500	1,496,604
Banco do Estado do Rio Grande do Sul SA (c)	152,053	351,994
Banco Indusval SA	23,060	51,145
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	216,425	2,393,661
BM&F BOVESPA SA	349,000	927,248
Brasil Telecom SA (PN)	59,200	352,869
Companhia Brasileira de Desenvolvimento Imobiliario Turistico (a)	2,100	392,986
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	60,900	2,588,250
sponsored ADR	3,260	117,653
Companhia de Saneamento de Minas Gerais	53,800	340,569
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	136,400	2,074,644
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	65,100	885,360
Companhia Vale do Rio Doce:
(PN-A) sponsored ADR	797,500	9,338,725
sponsored ADR	363,200	4,765,184
Cyrela Brazil Realty SA	103,000	491,156
Eletropaulo Metropolitana SA (PN-B)	82,060	1,008,593
Equatorial Energia SA	73,000	411,515
Gerdau SA sponsored ADR	253,900	1,627,499
GVT Holding SA (a)	210,600	2,291,669
LLX Logistica SA	79,600	27,953
Localiza Rent a Car SA	127,500	494,871
MPX Mineracao e Energia SA	1,900	102,717
MRV Engenharia e Participacoes SA	100,900	522,636
Common Stocks - continued
	Shares	Value
Brazil - continued
Multiplan Empreendimentos Imobiliarios SA (a)	79,100	$ 398,022
Net Servicos de Comunicacao SA:
sponsored ADR	7,500	49,050
(PN) (a)	327,900	2,086,306
OGX Petroleo e Gas Participacoes SA	2,900	363,820
PDG Realty S.A. Empreendimentos e Participacoes	121,800	621,888
Petroleo Brasileiro SA - Petrobras:
(ON)	19,800	262,390
(PN) (non-vtg.)	337,800	3,643,033
(PN) sponsored ADR (non-vtg.)	438,600	9,679,902
sponsored ADR	282,500	7,596,425
Porto Seguro SA	54,300	269,719
Profarma Distribuidora de Produtos Farmaceuticos SA	58,100	255,037
Redecard SA	61,300	665,910
Tegma Gestao Logistica	120,500	278,394
Tele Norte Leste Participacoes SA	35,200	528,602
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	172,300	2,339,834
Terna Participacoes SA unit	70,800	546,327
TIM Participacoes SA	83,300	118,934
TIM Participacoes SA sponsored ADR (non-vtg.)	43,000	621,780
Totvs SA	88,600	1,535,209
Tractebel Energia SA	112,400	882,913
Uniao de Bancos Brasileiros SA (Unibanco):
unit	21,700	134,359
GDR	46,300	2,920,604
Usinas Siderurgicas de Minas Gerais SA - Usiminas	30,750	352,370
Vivo Participacoes SA:
(PN)	6,450	70,276
sponsored ADR	121,846	1,332,995
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	4,980	49,013
sponsored ADR (non-vtg.)	177,950	1,795,516
TOTAL BRAZIL		80,157,171
Chile - 2.6%
Banco Santander Chile sponsored ADR	17,725	634,555
CAP SA	121,834	1,467,643
Empresa Nacional de Electricidad SA sponsored ADR	20,671	768,961
Vina Concha y Toro SA sponsored ADR	16,685	458,003
TOTAL CHILE		3,329,162
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
Ternium SA sponsored ADR	38,300	$ 337,423
Mexico - 21.8%
Alsea SAB de CV	1,016,886	550,287
America Movil SAB de CV Series L sponsored ADR	308,000	9,529,520
Cemex SA de CV sponsored ADR	151,444	1,144,917
Controladora Commercial Mexicana SA unit	211,962	58,421
Corporacion Geo SA de CV Series B (a)	680,200	942,668
Desarrolladora Homex Sab de CV (a)	51,900	199,017
Desarrolladora Homex Sab de CV sponsored ADR (a)	24,400	568,032
Empresas ICA Sociedad Controladora SA de CV (a)	305,200	438,370
Fomento Economico Mexicano SA de CV sponsored ADR	75,163	1,900,872
Genomma Lab Internacional SA de CV	182,800	184,503
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	63,500	1,160,145
Grupo Aeroportuario Norte Sab de CV ADR	61,253	518,813
Grupo Financiero Banorte SA de CV Series O	439,000	804,038
Grupo Mexico SA de CV Series B	1,699,921	1,326,414
Grupo Televisa SA de CV	73,000	255,613
Grupo Televisa SA de CV (CPO) sponsored ADR	253,056	4,468,969
Urbi, Desarrollos Urbanos, SA de CV (a)	616,000	923,043
Wal-Mart de Mexico SA de CV Series V	1,010,869	2,715,533
TOTAL MEXICO		27,689,175
Panama - 1.1%
Copa Holdings SA Class A	22,700	575,899
Intergroup Financial Services Corp.	61,649	678,139
Intergroup Financial Services Corp. (c)	11,123	122,353
TOTAL PANAMA		1,376,391
Peru - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	83,348	1,053,519
United States of America - 0.2%
NII Holdings, Inc. (a)	10,700	275,632
TOTAL COMMON STOCKS (Cost $159,067,905)		117,997,477
Nonconvertible Preferred Stocks - 3.9%
	Shares	Value
Brazil - 3.9%
Banco Itau Holding Financeira SA (non-vtg.)	196,100	$ 2,120,294
Companhia Vale do Rio Doce (PN-A)	81,700	948,674
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	142,200	1,820,044
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,247,098)		4,889,012
Convertible Bonds - 0.0%
Principal Amount
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13 (d)(e) (Cost $43,301)	BRL	691	17,497
Money Market Funds - 1.8%
	Shares
Fidelity Cash Central Fund, 1.81% (b) (Cost $2,316,912)	2,316,912	2,316,912
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $164,675,216)		125,220,898
NET OTHER ASSETS - 1.3%		1,611,589
NET ASSETS - 100%		$ 126,832,487
Currency Abbreviation
BRL - Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $634,507 or 0.5% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,497 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Companhia de Saneamento de Minas Gerais 8.55% 6/1/13	8/20/07	$ 43,301
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 323,597
Fidelity Securities Lending Cash Central Fund	33,106
Total	$ 356,703
Income Tax Information
At October 31, 2008, the Fund had a capital loss carryforward of approximately $31,501,550 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $162,358,304)	$ 122,903,986
Fidelity Central Funds (cost $2,316,912)	2,316,912
Total Investments (cost $164,675,216)		$ 125,220,898
Cash		1,114
Receivable for investments sold		2,535,059
Receivable for fund shares sold		212,791
Dividends receivable		569,768
Interest receivable		10
Distributions receivable from Fidelity Central Funds		6,272
Prepaid expenses		70
Other receivables		15,421
Total assets		128,561,403

Liabilities
Payable for investments purchased	$ 1,171,097
Payable for fund shares redeemed	264,040
Accrued management fee	81,524
Distribution fees payable	56,575
Other affiliated payables	66,818
Other payables and accrued expenses	88,862
Total liabilities		1,728,916

Net Assets		$ 126,832,487
Net Assets consist of:
Paid in capital		$ 198,433,752
Undistributed net investment income		1,369,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(33,481,923)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(39,488,603)
Net Assets		$ 126,832,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($62,701,527 ÷ 2,371,239 shares)	$ 26.44

Maximum offering price per share (100/94.25 of $26.44)	$ 28.05
Class T: Net Asset Value and redemption price per share ($19,708,835 ÷ 751,878 shares)	$ 26.21

Maximum offering price per share (100/96.50 of $26.21)	$ 27.16
Class B: Net Asset Value and offering price per share ($12,622,883 ÷ 492,025 shares)A	$ 25.65

Class C: Net Asset Value and offering price per share ($24,610,641 ÷ 963,526 shares)A	$ 25.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,188,601 ÷ 266,054 shares)	$ 27.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 6,340,294
Special dividends		738,403
Interest		12,237
Income from Fidelity Central Funds		356,703
		7,447,637
Less foreign taxes withheld		(406,129)
Total income		7,041,508

Expenses
Management fee	$ 2,072,818
Transfer agent fees	846,138
Distribution fees	1,454,526
Accounting and security lending fees	157,206
Custodian fees and expenses	201,486
Independent trustees' compensation	1,303
Registration fees	80,608
Audit	50,578
Legal	1,365
Miscellaneous	44,406
Total expenses before reductions	4,910,434
Expense reductions	(45,941)	4,864,493
Net investment income (loss)		2,177,015
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(31,885,031)
Foreign currency transactions	(216,848)
Total net realized gain (loss)		(32,101,879)
Change in net unrealized appreciation (depreciation) on: Investment securities	(169,232,171)
Assets and liabilities in foreign currencies	(32,871)
Total change in net unrealized appreciation (depreciation)		(169,265,042)
Net gain (loss)		(201,366,921)
Net increase (decrease) in net assets resulting from operations		$ (199,189,906)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,177,015	$ 1,188,565
Net realized gain (loss)	(32,101,879)	5,028,865
Change in net unrealized appreciation (depreciation)	(169,265,042)	95,314,077
Net increase (decrease) in net assets resulting from operations	(199,189,906)	101,531,507
Distributions to shareholders from net investment income	(1,251,485)	(1,338,713)
Distributions to shareholders from net realized gain	(4,625,712)	(2,827,380)
Total distributions	(5,877,197)	(4,166,093)
Share transactions - net increase (decrease)	40,641,905	60,112,145
Redemption fees	320,135	149,278
Total increase (decrease) in net assets	(164,105,063)	157,626,837

Net Assets
Beginning of period	290,937,550	133,310,713
End of period (including undistributed net investment income of $1,369,261 and undistributed net investment income of $787,106, respectively)	$ 126,832,487	$ 290,937,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 61.60	$ 37.85	$ 27.16	$ 16.72	$ 12.49
Income from Investment Operations
Net investment income (loss)C	.53F	.42	.58	.42	.24
Net realized and unrealized gain (loss)	(34.41)	24.52	10.94	10.14	4.09
Total from investment operations	(33.88)	24.94	11.52	10.56	4.33
Distributions from net investment income	(.39)	(.46)	(.34)	(.17)	(.11)
Distributions from net realized gain	(.95)	(.77)	(.55)	-	-
Total distributions	(1.34)	(1.23)	(.89)	(.17)	(.11)
Redemption fees added to paid in capitalC	.06	.04	.06	.05	.01
Net asset value, end of period	$ 26.44	$ 61.60	$ 37.85	$ 27.16	$ 16.72
Total ReturnA, B	(56.11)%	67.94%	43.54%	63.94%	34.98%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.43%	1.45%	1.62%	1.93%	3.07%
Expenses net of fee waivers, if any	1.43%	1.45%	1.50%	1.56%	2.02%
Expenses net of all reductions	1.41%	1.43%	1.47%	1.50%	1.98%
Net investment income (loss)	1.00% F	.88%	1.70%	1.88%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,702	$ 132,524	$ 56,662	$ 13,736	$ 1,954
Portfolio turnover rateE	48%	49%	50%	42%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 61.09	$ 37.56	$ 26.98	$ 16.63	$ 12.44
Income from Investment Operations
Net investment income (loss)C	.38F	.28	.49	.36	.20
Net realized and unrealized gain (loss)	(34.13)	24.35	10.86	10.09	4.07
Total from investment operations	(33.75)	24.63	11.35	10.45	4.27
Distributions from net investment income	(.24)	(.37)	(.28)	(.15)	(.09)
Distributions from net realized gain	(.95)	(.77)	(.55)	-	-
Total distributions	(1.19)	(1.14)	(.83)	(.15)	(.09)
Redemption fees added to paid in capitalC	.06	.04	.06	.05	.01
Net asset value, end of period	$ 26.21	$ 61.09	$ 37.56	$ 26.98	$ 16.63
Total ReturnA, B	(56.23)%	67.50%	43.11%	63.57%	34.59%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.71%	1.72%	1.89%	2.26%	3.47%
Expenses net of fee waivers, if any	1.71%	1.72%	1.75%	1.82%	2.27%
Expenses net of all reductions	1.69%	1.71%	1.72%	1.77%	2.23%
Net investment income (loss)	.72%F	.61%	1.45%	1.61%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,709	$ 46,960	$ 23,723	$ 9,144	$ 2,585
Portfolio turnover rateE	48%	49%	50%	42%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .47%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 59.87	$ 36.87	$ 26.54	$ 16.40	$ 12.29
Income from Investment Operations
Net investment income (loss)C	.11F	.05	.31	.24	.13
Net realized and unrealized gain (loss)	(33.44)	23.91	10.68	9.95	4.02
Total from investment operations	(33.33)	23.96	10.99	10.19	4.15
Distributions from net investment income	-	(.22)	(.17)	(.10)	(.05)
Distributions from net realized gain	(.95)	(.77)	(.55)	-	-
Total distributions	(.95)	(.99)	(.72)	(.10)	(.05)
Redemption fees added to paid in capitalC	.06	.03	.06	.05	.01
Net asset value, end of period	$ 25.65	$ 59.87	$ 36.87	$ 26.54	$ 16.40
Total ReturnA, B	(56.46)%	66.68%	42.36%	62.73%	33.95%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.21%	2.22%	2.42%	2.73%	3.67%
Expenses net of fee waivers, if any	2.21%	2.22%	2.25%	2.34%	2.77%
Expenses net of all reductions	2.20%	2.20%	2.22%	2.28%	2.73%
Net investment income (loss)	.21%F	.11%	.95%	1.10%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,623	$ 32,143	$ 17,402	$ 8,998	$ 3,222
Portfolio turnover rateE	48%	49%	50%	42%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.04)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 59.63	$ 36.74	$ 26.48	$ 16.35	$ 12.25
Income from Investment Operations
Net investment income (loss)C	.13F	.07	.31	.24	.13
Net realized and unrealized gain (loss)	(33.30)	23.80	10.65	9.94	4.01
Total from investment operations	(33.17)	23.87	10.96	10.18	4.14
Distributions from net investment income	(.03)	(.24)	(.21)	(.10)	(.05)
Distributions from net realized gain	(.95)	(.77)	(.55)	-	-
Total distributions	(.98)	(1.01)	(.76)	(.10)	(.05)
Redemption fees added to paid in capitalC	.06	.03	.06	.05	.01
Net asset value, end of period	$ 25.54	$ 59.63	$ 36.74	$ 26.48	$ 16.35
Total ReturnA, B	(56.44)%	66.66%	42.38%	62.86%	33.98%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.18%	2.18%	2.34%	2.69%	3.83%
Expenses net of fee waivers, if any	2.18%	2.18%	2.25%	2.32%	2.77%
Expenses net of all reductions	2.17%	2.17%	2.22%	2.26%	2.73%
Net investment income (loss)	.24%F	.14%	.95%	1.12%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,611	$ 60,415	$ 29,189	$ 9,252	$ 2,167
Portfolio turnover rateE	48%	49%	50%	42%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 62.89	$ 38.56	$ 27.64	$ 16.97	$ 12.64
Income from Investment Operations
Net investment income (loss)B	.71E	.58	.66	.46	.28
Net realized and unrealized gain (loss)	(35.14)	25.01	11.13	10.33	4.15
Total from investment operations	(34.43)	25.59	11.79	10.79	4.43
Distributions from net investment income	(.55)	(.53)	(.38)	(.17)	(.11)
Distributions from net realized gain	(.95)	(.77)	(.55)	-	-
Total distributions	(1.50)	(1.30)	(.93)	(.17)	(.11)
Redemption fees added to paid in capitalB	.06	.04	.06	.05	.01
Net asset value, end of period	$ 27.02	$ 62.89	$ 38.56	$ 27.64	$ 16.97
Total ReturnA	(55.97)%	68.51%	43.79%	64.36%	35.36%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.14%	1.12%	1.26%	1.59%	2.14%
Expenses net of fee waivers, if any	1.14%	1.12%	1.25%	1.36%	1.77%
Expenses net of all reductions	1.12%	1.11%	1.23%	1.30%	1.73%
Net investment income (loss)	1.29%E	1.21%	1.94%	2.08%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,189	$ 18,897	$ 6,335	$ 4,810	$ 3,440
Portfolio turnover rateD	48%	49%	50%	42%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Latin America Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 19,662,033
Unrealized depreciation	(61,131,028)
Net unrealized appreciation (depreciation)	(41,468,995)
Undistributed ordinary income	1,367,016
Capital loss carryforward	(31,501,550)
Cost for federal income tax purposes	$ 166,689,893

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 1,251,485	$ 1,338,713
Long-term Capital Gains	4,625,712	2,827,380
Total	$ 5,877,197	$ 4,166,093

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $181,731,655 and $135,804,327, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase an increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 348,884	$ 16,859
Class T	.25%	.25%	229,928	1,268
Class B	.75%	.25%	297,183	224,250
Class C	.75%	.25%	578,531	205,553
			$ 1,454,526	$ 447,930

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 245,309
Class T	24,460
Class B*	88,082
Class C*	48,069
$ 405,920

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 396,130.28
Class T	142,168.31
Class B	93,149.31
Class C	165,853.29
Institutional Class	48,838.24
	$ 846,138

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $253 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $593 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

8. Security Lending - continued

Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $33,106.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,651 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,766. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	1,524

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $16, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 858,859	$ 709,973
Class T	187,433	240,940
Class B	-	107,563
Class C	31,775	191,630
Institutional Class	173,418	88,607
Total	$ 1,251,485	$ 1,338,713
From net realized gain
Class A	$ 2,092,092	$ 1,198,858
Class T	742,575	501,417
Class B	516,624	369,748
Class C	973,748	627,893
Institutional Class	300,673	129,464
Total	$ 4,625,712	$ 2,827,380

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	1,804,080	1,393,391	$ 103,513,609	$ 65,803,104
Reinvestment of distributions	44,760	43,952	2,663,650	1,688,203
Shares redeemed	(1,629,019)	(782,832)	(76,716,074)	(35,128,744)
Net increase (decrease)	219,821	654,511	$ 29,461,185	$ 32,362,563

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class T
Shares sold	455,941	455,916	$ 25,880,888	$ 21,240,936
Reinvestment of distributions	15,156	18,830	896,344	718,933
Shares redeemed	(487,974)	(337,584)	(22,726,188)	(15,355,363)
Net increase (decrease)	(16,877)	137,162	$ 4,051,044	$ 6,604,506
Class B
Shares sold	230,078	237,976	$ 12,689,809	$ 10,853,846
Reinvestment of distributions	8,122	11,564	472,231	434,710
Shares redeemed	(283,070)	(184,610)	(12,786,098)	(7,992,057)
Net increase (decrease)	(44,870)	64,930	$ 375,942	$ 3,296,499
Class C
Shares sold	559,295	583,666	$ 31,685,538	$ 27,131,346
Reinvestment of distributions	14,808	19,005	856,928	711,556
Shares redeemed	(623,778)	(384,050)	(28,689,395)	(16,675,013)
Net increase (decrease)	(49,675)	218,621	$ 3,853,071	$ 11,167,889
Institutional Class
Shares sold	361,455	223,683	$ 21,471,831	$ 11,037,917
Reinvestment of distributions	5,443	3,561	330,045	139,192
Shares redeemed	(401,317)	(91,047)	(18,901,213)	(4,496,421)
Net increase (decrease)	(34,419)	136,197	$ 2,900,663	$ 6,680,688

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/2007	$0.661	$0.1106

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Latin America Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Advisor Latin America Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that will be taken by FMR to attempt to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ALAFI-UANN-1208
1.784761.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Overseas
Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-48.24%	1.28%	1.23%
Class T (incl. 3.50% sales charge)	-47.09%	1.60%	1.30%
Class B (incl. contingent deferred sales charge) A	-48.02%	1.32%	1.24%
Class C (incl. contingent deferred sales charge) B	-46.00%	1.72%	1.07%

A Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2% and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five year, and past ten year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Class A on October 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe, Australasia, Far East (EAFE) Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of Fidelity® Advisor Overseas Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the 12 months ending October 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned -45.08%, -45.18%, -45.50% and -45.50%, respectively (excluding sales charges) - outpacing the performance of the MSCI EAFE index. A large cash position contributed to this outperformance, as did country allocations within Europe and exposure to the United States, but an underweighting in Japan hurt. Stock picking was strong in the financials sector, including Japanese consumer finance company ACOM, and in the materials sector - particularly Calgon Carbon, an out-of-index U.S. producer of activated carbon. CSL Ltd., an Australian biopharmaceutical company, also helped the fund. However, unfavorable stock choices in the utilities and energy sectors were harmful. Other detractors included Alstom, a French producer of power generation equipment, and Irish Life and Permanent, an insurance company combined with a weak-performing bank. We did not own Volkswagen, a stock in the benchmark index that appreciated for technical reasons connected with the company's major shareholder, Porsche AG, and hurt our relative performance. We sold our position in Irish Life and Permanent prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.36%
Actual		$ 1,000.00	$ 607.80	$ 5.50
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.90
Class T	1.53%
Actual		$ 1,000.00	$ 607.00	$ 6.18
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.76
Class B	2.12%
Actual		$ 1,000.00	$ 605.30	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,014.48	$ 10.74
Class C	2.12%
Actual		$ 1,000.00	$ 605.30	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,014.48	$ 10.74
Institutional Class	1.03%
Actual		$ 1,000.00	$ 608.40	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23
A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	2.8	1.1
Royal Dutch Shell PLC Class A (United Kingdom, Oil, Gas & Consumable Fuels)	2.4	1.9
Man Group PLC (United Kingdom, Capital Markets)	2.3	2.0
Alstom SA (France, Electrical Equipment)	2.3	3.6
CSL Ltd. (Australia, Biotechnology)	2.0	1.9
	11.8
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	22.5
Consumer Staples	13.7	10.5
Health Care	11.9	5.8
Consumer Discretionary	9.0	6.8
Energy	9.0	9.3
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	29.0	25.2
Japan	13.5	9.8
France	12.8	14.2
Switzerland	9.2	4.7
Germany	9.2	8.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 98.5%	Stocks 93.6%
Short-Term Investments and Net Other Assets 1.5%	Short-Term Investments and Net Other Assets 6.4%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
Australia - 5.4%
AMP Ltd.	545,475	$ 1,983
Australia & New Zealand Banking Group Ltd.	254,800	2,985
Australian Wealth Management Ltd.	953,300	505
BHP Billiton Ltd.	340,619	6,540
Charter Hall Group unit	899,034	267
Commonwealth Bank of Australia	154,949	4,233
CSL Ltd.	832,221	20,229
HFA Holdings Ltd.	1,532,013	411
Lion Nathan Ltd.	599,527	3,541
McGuigan Simeon Wines Ltd. (a)	614,691	246
National Australia Bank Ltd.	177,950	2,886
Navitas Ltd.	635,200	896
Newcrest Mining Ltd.	57,443	789
Rio Tinto Ltd.	30,300	1,567
Seek Ltd. (d)	226,300	500
Telstra Corp. Ltd.	1,979,910	5,447
Wesfarmers Ltd.	38,398	552
Woodside Petroleum Ltd.	26,569	750
TOTAL AUSTRALIA		54,327
Belgium - 0.7%
Hamon & Compagnie International SA	60,300	1,890
KBC Groupe SA	115,500	4,966
TOTAL BELGIUM		6,856
Bermuda - 0.4%
Signet Jewelers Ltd. (United Kingdom)	157,905	1,547
Willis Group Holdings Ltd.	101,400	2,661
TOTAL BERMUDA		4,208
Brazil - 0.8%
Companhia Vale do Rio Doce (ON)	78,300	1,006
TIM Participacoes SA sponsored ADR (non-vtg.) (d)	483,200	6,987
TOTAL BRAZIL		7,993
Canada - 0.0%
TimberWest Forest Corp.	74,200	420
Cayman Islands - 0.1%
China Dongxiang Group Co. Ltd.	3,490,000	1,027
Denmark - 1.6%
Carlsberg AS Series B	47,600	1,874
Common Stocks - continued
	Shares	Value (000s)
Denmark - continued
Novo Nordisk AS:
Series B	109,300	$ 5,859
Series B sponsored ADR	94,500	5,057
Novozymes AS Series B (d)	45,900	3,240
TOTAL DENMARK		16,030
Finland - 0.8%
Fortum Oyj	81,000	1,991
Nokia Corp.	312,300	4,784
Nokia Corp. sponsored ADR	71,900	1,091
TOTAL FINLAND		7,866
France - 12.8%
Accor SA	47,800	1,860
Alstom SA	457,600	22,680
AXA SA	165,973	3,171
AXA SA sponsored ADR	71,700	1,342
BNP Paribas SA	85,381	6,165
Carrefour SA	54,100	2,285
CNP Assurances	32,800	2,643
Credit Agricole SA	42,500	615
Essilor International SA	11,900	534
France Telecom SA	93,300	2,353
France Telecom SA sponsored ADR	164,300	4,160
GDF Suez	62,412	2,790
Groupe Danone	69,700	3,881
Ingenico SA	245,300	3,831
Ipsos SA	58,500	1,471
L'Air Liquide SA	92,358	7,970
L'Oreal SA	75,934	5,750
Meetic (a)	33,500	472
Pernod Ricard SA	16,900	1,101
Sanofi-Aventis sponsored ADR	185,100	5,853
Seche Environment SA (d)	8,400	324
Societe Generale Series A	107,300	5,848
Sodexho Alliance SA	115,600	5,550
Suez Environnement SA (a)	16,350	316
Total SA:
Series B	153,388	8,438
sponsored ADR	159,800	8,859
Unibail-Rodamco	86,200	12,972
Common Stocks - continued
	Shares	Value (000s)
France - continued
Veolia Environnement	47,400	$ 1,175
Vivendi	142,145	3,716
TOTAL FRANCE		128,125
Germany - 9.2%
Allianz AG (Reg.)	27,100	2,028
BASF AG	33,800	1,137
Bayer AG	92,900	5,172
Beiersdorf AG	171,700	9,102
Commerzbank AG	176,100	1,915
Daimler AG	41,500	1,432
Daimler AG (Reg.)	31,600	1,093
Deutsche Bank AG	38,200	1,451
Deutsche Bank AG (NY Shares)	4,900	186
Deutsche Boerse AG	41,600	3,326
Deutsche Postbank AG (d)	99,700	2,046
Deutsche Telekom AG:
(Reg.)	115,600	1,727
sponsored ADR	116,500	1,730
E.ON AG	445,937	17,060
Fresenius AG	84,500	5,014
GFK AG	60,193	1,189
Linde AG	17,200	1,444
Metro AG	50,600	1,637
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	40,000	5,309
Q-Cells AG (a)(d)	38,900	1,530
RWE AG	135,100	11,290
SAP AG	90,500	3,222
SAP AG sponsored ADR (d)	165,500	5,847
Siemens AG sponsored ADR	14,000	842
Symrise AG	75,600	939
Vossloh AG	53,800	4,157
TOTAL GERMANY		91,825
Hong Kong - 1.3%
China Unicom (Hong Kong) Ltd.	4,592,000	6,556
China Unicom Ltd. sponsored ADR	36,200	522
Dynasty Fine Wines Group Ltd.	714,000	93
Hang Lung Properties Ltd.	243,000	594
Hang Seng Bank Ltd.	77,200	963
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - continued
Hong Kong Exchanges & Clearing Ltd.	251,500	$ 2,550
Hutchison Whampoa Ltd.	257,000	1,372
TOTAL HONG KONG		12,650
India - 0.1%
Satyam Computer Services Ltd. sponsored ADR	72,800	1,145
Indonesia - 0.2%
PT Bumi Resources Tbk	4,592,500	601
PT Indosat Tbk sponsored ADR	63,400	1,540
TOTAL INDONESIA		2,141
Ireland - 0.4%
CRH PLC	119,400	2,647
Ryanair Holdings PLC (a)	299,400	1,049
TOTAL IRELAND		3,696
Israel - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	90,500	3,881
Italy - 2.8%
A2A SpA	474,200	864
Assicurazioni Generali SpA	204,950	5,176
Edison SpA	1,075,800	1,551
Enel SpA	141,000	943
ENI SpA	293,591	7,007
Intesa Sanpaolo SpA	1,621,100	5,930
MARR SpA	122,400	662
UniCredit SpA	2,526,700	6,182
TOTAL ITALY		28,315
Japan - 13.5%
ACOM Co. Ltd.	130	5
Canon, Inc.	107,600	3,765
Canon, Inc. sponsored ADR	119,100	4,082
Chubu Electric Power Co., Inc.	17,900	469
East Japan Railway Co.	468	3,330
Hitachi Ltd.	214,000	1,005
Honda Motor Co. Ltd.	83,600	2,079
Iino Kaiun Kaisha Ltd.	164,700	842
JFE Holdings, Inc.	72,700	1,855
Kansai Electric Power Co., Inc.	18,200	456
KDDI Corp.	374	2,241
Kirin Holdings Co. Ltd.	16,000	177
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Matsui Securities Co. Ltd. (d)	251,700	$ 1,632
Matsushita Electric Industrial Co. Ltd.	128,000	2,061
Mitsubishi Corp.	98,100	1,644
Mitsubishi Electric Corp.	140,000	868
Mitsubishi Estate Co. Ltd.	243,000	4,341
Mitsubishi UFJ Financial Group, Inc.	2,397,500	15,066
Mitsui O.S.K. Lines Ltd.	178,000	929
Mitsui Sumitomo Insurance Group Holdings, Inc.	42,100	1,170
Mizuho Financial Group, Inc.	1,978	4,830
Nafco Co. Ltd.	61,100	643
Nintendo Co. Ltd.	6,500	2,028
Nippon Telegraph & Telephone Corp.	602	2,456
Nomura Holdings, Inc.	689,900	6,536
Nomura Holdings, Inc. sponsored ADR	304,200	2,859
NTT DoCoMo, Inc.	1,955	3,100
ORIX Corp.	8,380	861
Point, Inc.	45,360	2,228
Promise Co. Ltd.	234,250	4,204
Rakuten, Inc. (d)	7,928	3,930
Ricoh Co. Ltd.	388,000	4,175
Seven & I Holdings Co. Ltd.	131,000	3,678
Sony Corp.	37,700	893
Sony Corp. sponsored ADR	45,100	1,048
Sugi Holdings Co. Ltd.	38,500	926
Sumitomo Metal Industries Ltd.	425,000	1,093
Sumitomo Mitsui Financial Group, Inc.	1,746	6,999
Sumitomo Trust & Banking Co. Ltd.	864,000	4,001
T&D Holdings, Inc.	186,450	7,122
Tohoku Electric Power Co., Inc.	38,500	865
Tokyo Electric Power Co.	146,500	4,149
Tokyo Electron Ltd.	22,800	760
Tokyo Gas Co. Ltd.	216,000	929
Toyota Motor Corp.	258,700	10,102
Toyota Motor Corp. sponsored ADR	46,500	3,538
USS Co. Ltd.	52,900	3,240
TOTAL JAPAN		135,210
Luxembourg - 0.9%
ArcelorMittal SA:
(France)	62,700	1,631
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - continued
ArcelorMittal SA: - continued
(NY Shares) Class A	81,300	$ 2,134
SES SA (A Shares) FDR unit	286,204	4,904
TOTAL LUXEMBOURG		8,669
Netherlands - 2.3%
Akzo Nobel NV	29,600	1,230
ASML Holding NV (NY Shares)	58,300	1,023
Gemalto NV (a)	46,200	1,294
Heineken NV (Bearer)	22,500	759
ING Groep NV (Certificaten Van Aandelen)	32,146	302
Koninklijke Ahold NV	35,100	377
Koninklijke KPN NV	477,500	6,725
Royal DSM NV	24,100	671
Unilever NV:
(Certificaten Van Aandelen)	185,900	4,480
(NY Shares)	246,600	5,931
Wolters Kluwer NV (Certificaten Van Aandelen)	27,300	483
TOTAL NETHERLANDS		23,275
Netherlands Antilles - 0.2%
Schlumberger Ltd. (NY Shares)	37,500	1,937
Norway - 0.6%
Lighthouse Caledonia ASA	26,435	15
Norwegian Property ASA	225,400	336
Petroleum Geo-Services ASA (a)	291,250	1,450
Pronova BioPharma ASA	463,300	1,204
StatoilHydro ASA	119,200	2,398
StatoilHydro ASA sponsored ADR	43,200	868
TOTAL NORWAY		6,271
Panama - 0.1%
McDermott International, Inc. (a)	51,800	887
Papua New Guinea - 0.1%
Lihir Gold Ltd. (a)	904,218	1,128
Spain - 1.6%
Banco Bilbao Vizcaya Argentaria SA	81,200	942
Banco Santander SA	74,800	809
Iberdrola SA	149,200	1,080
Repsol YPF SA sponsored ADR	79,600	1,522
Common Stocks - continued
	Shares	Value (000s)
Spain - continued
Telefonica SA	569,948	$ 10,553
Telefonica SA sponsored ADR	25,000	1,388
TOTAL SPAIN		16,294
Sweden - 0.6%
Skandinaviska Enskilda Banken AB (A Shares)	111,800	1,108
Swedish Match Co.	259,800	3,607
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	127,800	904
TOTAL SWEDEN		5,619
Switzerland - 9.2%
Adecco SA (Reg.)	112,121	3,900
Credit Suisse Group sponsored ADR	48,900	1,829
Credit Suisse Group (Reg.)	64,604	2,415
Julius Baer Holding AG	64,465	2,521
Nestle SA (Reg.)	710,533	27,621
Nobel Biocare Holding AG (Switzerland)	28,902	496
Novartis AG:
(Reg.)	31,264	1,587
sponsored ADR	349,300	17,811
Roche Holding AG (participation certificate)	119,888	18,330
SGS Societe Generale de Surveillance Holding SA (Reg.)	3,259	3,208
Swisscom AG (Reg.)	19,554	5,974
UBS AG:
(For. Reg.)	173,709	2,947
(NY Shares)	87,977	1,487
Zurich Financial Services AG (Reg.)	9,468	1,920
TOTAL SWITZERLAND		92,046
Taiwan - 0.1%
HTC Corp.	70,000	835
United Kingdom - 29.0%
Aegis Group PLC	5,944,500	6,264
Anglo American PLC:
ADR	161,046	2,021
(United Kingdom)	113,659	2,851
AstraZeneca PLC:
(United Kingdom)	12,500	530
sponsored ADR	85,600	3,635
BAE Systems PLC	458,900	2,579
Barclays PLC	497,300	1,425
Benfield Group PLC	186,900	1,026
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
BG Group PLC	678,300	$ 9,972
BHP Billiton PLC	299,902	5,092
BlueBay Asset Management (d)	352,600	1,145
BP PLC	1,472,608	12,002
BP PLC sponsored ADR	126,300	6,277
British American Tobacco PLC (United Kingdom)	141,500	3,881
British Sky Broadcasting Group PLC (BSkyB)	1,125,000	6,845
Cadbury PLC sponsored ADR	37,696	1,394
Centrica PLC	1,110,000	5,454
Compass Group PLC	1,135,000	5,277
Diageo PLC	720,100	10,988
Diageo PLC sponsored ADR	28,600	1,779
DSG International PLC	916,400	481
Experian PLC	411,400	2,269
GlaxoSmithKline PLC	754,400	14,501
GlaxoSmithKline PLC sponsored ADR	54,000	2,090
Hammerson PLC	323,300	3,726
HBOS PLC	430,167	704
HSBC Holdings PLC:
(Hong Kong) (Reg.)	182,800	2,176
(United Kingdom) (Reg.)	343,567	4,069
sponsored ADR (d)	245,600	14,490
Imperial Tobacco Group PLC	94,000	2,519
Informa PLC	704,200	2,386
Intertek Group PLC	274,600	3,252
Jardine Lloyd Thompson Group PLC	1,837,600	13,106
Lloyds TSB Group PLC	295,100	954
Lloyds TSB Group PLC sponsored ADR	24,800	313
M&C Saatchi	500,100	689
Man Group PLC	4,003,471	23,111
Marks & Spencer Group PLC	883,100	3,130
NDS Group PLC sponsored ADR (a)	81,100	3,868
Pearson PLC	104,000	1,036
Prudential PLC	192,000	964
Reckitt Benckiser Group PLC	39,000	1,649
Reed Elsevier PLC	1,194,077	10,476
Rio Tinto PLC:
(Reg.)	50,118	2,341
sponsored ADR	7,200	1,338
Royal Bank of Scotland Group PLC	1,460,540	1,609
Royal Dutch Shell PLC:
Class A (United Kingdom)	312,900	8,596
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Royal Dutch Shell PLC: - continued
Class A sponsored ADR	266,000	$ 14,845
Class B	136,000	3,687
Scottish & Southern Energy PLC	246,300	4,827
Shanks Group PLC	1,079,000	2,181
Smith & Nephew PLC	46,300	424
Smith & Nephew PLC sponsored ADR	40,100	1,851
Spice PLC	1,206,000	1,835
SSL International PLC	189,600	1,280
Standard Chartered PLC (United Kingdom)	178,700	2,953
Tesco PLC	2,036,800	11,158
Vodafone Group PLC	6,495,569	12,494
Vodafone Group PLC sponsored ADR	286,500	5,521
William Morrison Supermarkets PLC	2,442,600	10,399
WPP Group PLC	94,100	563
TOTAL UNITED KINGDOM		290,298
United States of America - 3.3%
ADA-ES, Inc. (a)	71,200	390
Aon Corp.	64,800	2,741
Calgon Carbon Corp. (a)	483,600	6,442
Dr Pepper Snapple Group, Inc. (a)	28,272	647
Estee Lauder Companies, Inc. Class A	332,500	11,983
Franklin Resources, Inc.	28,400	1,931
Fuel Tech, Inc. (a)	106,100	1,247
Genentech, Inc. (a)	6,500	539
Hypercom Corp. (a)	258,800	505
Stryker Corp.	49,900	2,668
Sunpower Corp. Class A (a)(d)	42,100	1,644
Visa, Inc.	46,900	2,596
TOTAL UNITED STATES OF AMERICA		33,333
TOTAL COMMON STOCKS (Cost $1,279,782)		986,307
Money Market Funds - 8.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 1.81% (b)	71,721,325	$ 71,721
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	15,196,539	15,197
TOTAL MONEY MARKET FUNDS (Cost $86,918)		86,918
TOTAL INVESTMENT PORTFOLIO - 107.2% (Cost $1,366,700)		1,073,225
NET OTHER ASSETS - (7.2)%		(72,220)
NET ASSETS - 100%		$ 1,001,005
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,175
Fidelity Securities Lending Cash Central Fund	1,436
Total	$ 3,611
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $84,650,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $14,427) - See accompanying schedule: Unaffiliated issuers (cost $1,279,782)	$ 986,307
Fidelity Central Funds (cost $86,918)	86,918
Total Investments (cost $1,366,700)		$ 1,073,225
Foreign currency held at value (cost $2,560)		2,547
Receivable for investments sold		6,171
Receivable for fund shares sold		790
Dividends receivable		2,452
Distributions receivable from Fidelity Central Funds		140
Other receivables		198
Total assets		1,085,523

Liabilities
Payable for investments purchased	$ 67,181
Payable for fund shares redeemed	925
Accrued management fee	627
Distribution fees payable	195
Other affiliated payables	280
Other payables and accrued expenses	113
Collateral on securities loaned, at value	15,197
Total liabilities		84,518

Net Assets		$ 1,001,005
Net Assets consist of:
Paid in capital		$ 1,368,636
Undistributed net investment income		21,971
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(96,149)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(293,453)
Net Assets		$ 1,001,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($72,669 ÷ 5,359 shares)	$ 13.56

Maximum offering price per share (100/94.25 of $13.56)	$ 14.39
Class T: Net Asset Value and redemption price per share ($345,474 ÷ 24,959 shares)	$ 13.84

Maximum offering price per share (100/96.50 of $13.84)	$ 14.34
Class B: Net Asset Value and offering price per share ($9,957 ÷ 765 shares)A	$ 13.02

Class C: Net Asset Value and offering price per share ($22,057 ÷ 1,668 shares)A	$ 13.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($550,848 ÷ 39,817 shares)	$ 13.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2008

Investment Income
Dividends		$ 42,779
Interest		4
Income from Fidelity Central Funds		3,611
		46,394
Less foreign taxes withheld		(3,361)
Total income		43,033

Expenses
Management fee Basic fee	$ 9,688
Performance adjustment	(74)
Transfer agent fees	3,139
Distribution fees	3,717
Accounting and security lending fees	629
Custodian fees and expenses	237
Independent trustees' compensation	6
Registration fees	81
Audit	80
Legal	7
Miscellaneous	133
Total expenses before reductions	17,643
Expense reductions	(382)	17,261
Net investment income (loss)		25,772
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2)	(90,118)
Foreign currency transactions	(775)
Total net realized gain (loss)		(90,893)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $31)	(690,483)
Assets and liabilities in foreign currencies	53
Total change in net unrealized appreciation (depreciation)		(690,430)
Net gain (loss)		(781,323)
Net increase (decrease) in net assets resulting from operations		$ (755,551)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,772	$ 17,399
Net realized gain (loss)	(90,893)	114,203
Change in net unrealized appreciation (depreciation)	(690,430)	232,103
Net increase (decrease) in net assets resulting from operations	(755,551)	363,705
Distributions to shareholders from net investment income	(18,269)	(11,581)
Distributions to shareholders from net realized gain	(100,839)	(55,423)
Total distributions	(119,108)	(67,004)
Share transactions - net increase (decrease)	336,340	96,150
Redemption fees	56	58
Total increase (decrease) in net assets	(538,263)	392,909

Net Assets
Beginning of period	1,539,268	1,146,359
End of period (including undistributed net investment income of $21,971 and undistributed net investment income of $16,730, respectively)	$ 1,001,005	$ 1,539,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.85	$ 21.67	$ 18.36	$ 15.86	$ 14.41
Income from Investment Operations
Net investment income (loss) C	.38	.31	.27	.13	.04 F
Net realized and unrealized gain (loss)	(11.56)	6.16	3.53	2.47	1.54
Total from investment operations	(11.18)	6.47	3.80	2.60	1.58
Distributions from net investment income	(.33)	(.23)	(.19)	(.04)	(.13)
Distributions from net realized gain	(1.78)	(1.06)	(.30)	(.06)	-
Total distributions	(2.11)	(1.29)	(.49)	(.10)	(.13)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.56	$ 26.85	$ 21.67	$ 18.36	$ 15.86
Total Return A,B	(45.08)%	31.44%	21.12%	16.44%	11.03%
Ratios to Average Net Assets D,G
Expenses before reductions	1.35%	1.17%	1.24%	1.24%	1.36%
Expenses net of fee waivers, if any	1.35%	1.17%	1.24%	1.24%	1.36%
Expenses net of all reductions	1.32%	1.13%	1.17%	1.15%	1.32%
Net investment income (loss)	1.83%	1.34%	1.31%	.76%	.24% F
Supplemental Data
Net assets, end of period (in millions)	$ 73	$ 147	$ 113	$ 133	$ 115
Portfolio turnover rate E	79%	66%	65%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .21%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.35	$ 22.05	$ 18.64	$ 16.09	$ 14.61
Income from Investment Operations
Net investment income (loss) C	.36	.28	.24	.11	.02 F
Net realized and unrealized gain (loss)	(11.82)	6.27	3.59	2.51	1.56
Total from investment operations	(11.46)	6.55	3.83	2.62	1.58
Distributions from net investment income	(.27)	(.19)	(.12)	(.01)	(.10)
Distributions from net realized gain	(1.78)	(1.06)	(.30)	(.06)	-
Total distributions	(2.05)	(1.25)	(.42)	(.07)	(.10)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.84	$ 27.35	$ 22.05	$ 18.64	$ 16.09
Total Return A,B	(45.18)%	31.24%	20.92%	16.31%	10.86%
Ratios to Average Net Assets D,G
Expenses before reductions	1.51%	1.33%	1.39%	1.36%	1.48%
Expenses net of fee waivers, if any	1.51%	1.33%	1.39%	1.36%	1.48%
Expenses net of all reductions	1.48%	1.30%	1.33%	1.27%	1.43%
Net investment income (loss)	1.67%	1.17%	1.15%	.64%	.12% F
Supplemental Data
Net assets, end of period (in millions)	$ 345	$ 710	$ 602	$ 582	$ 1,181
Portfolio turnover rate E	79%	66%	65%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .09%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.79	$ 20.81	$ 17.63	$ 15.26	$ 13.87
Income from Investment Operations
Net investment income (loss) C	.22	.12	.10	(.01)	(.10) F
Net realized and unrealized gain (loss)	(11.14)	5.94	3.40	2.38	1.50
Total from investment operations	(10.92)	6.06	3.50	2.37	1.40
Distributions from net investment income	(.07)	(.02)	(.02)	-	(.01)
Distributions from net realized gain	(1.78)	(1.06)	(.30)	-	-
Total distributions	(1.85)	(1.08)	(.32)	-	(.01)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.02	$ 25.79	$ 20.81	$ 17.63	$ 15.26
Total Return A,B	(45.50)%	30.45%	20.12%	15.53%	10.10%
Ratios to Average Net Assets D,G
Expenses before reductions	2.10%	1.94%	2.05%	2.04%	2.25%
Expenses net of fee waivers, if any	2.10%	1.94%	2.05%	2.04%	2.25%
Expenses net of all reductions	2.08%	1.91%	1.99%	1.95%	2.21%
Net investment income (loss)	1.07%	.56%	.49%	(.04)%	(.65)% F
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 27	$ 37	$ 47	$ 57
Portfolio turnover rate E	79%	66%	65%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.68)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.22	$ 21.19	$ 17.95	$ 15.53	$ 14.11
Income from Investment Operations
Net investment income (loss) C	.22	.14	.11	- H	(.08) F
Net realized and unrealized gain (loss)	(11.31)	6.02	3.47	2.42	1.52
Total from investment operations	(11.09)	6.16	3.58	2.42	1.44
Distributions from net investment income	(.13)	(.07)	(.04)	-	(.02)
Distributions from net realized gain	(1.78)	(1.06)	(.30)	-	-
Total distributions	(1.91)	(1.13)	(.34)	-	(.02)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.22	$ 26.22	$ 21.19	$ 17.95	$ 15.53
Total Return A,B	(45.50)%	30.48%	20.22%	15.58%	10.21%
Ratios to Average Net Assets D,G
Expenses before reductions	2.09%	1.91%	1.98%	2.00%	2.14%
Expenses net of fee waivers, if any	2.09%	1.91%	1.98%	2.00%	2.14%
Expenses net of all reductions	2.07%	1.87%	1.92%	1.90%	2.10%
Net investment income (loss)	1.08%	.60%	.56%	.01%	(.54)% F
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 46	$ 41	$ 38	$ 40
Portfolio turnover rate E	79%	66%	65%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.35	$ 22.06	$ 18.64	$ 16.09	$ 14.60
Income from Investment Operations
Net investment income (loss) B	.45	.40	.35	.21	.10 E
Net realized and unrealized gain (loss)	(11.78)	6.26	3.58	2.50	1.56
Total from investment operations	(11.33)	6.66	3.93	2.71	1.66
Distributions from net investment income	(.41)	(.31)	(.21)	(.10)	(.17)
Distributions from net realized gain	(1.78)	(1.06)	(.30)	(.06)	-
Total distributions	(2.19)	(1.37)	(.51)	(.16)	(.17)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 13.83	$ 27.35	$ 22.06	$ 18.64	$ 16.09
Total Return A	(44.92)%	31.88%	21.55%	16.91%	11.46%
Ratios to Average Net Assets C,F
Expenses before reductions	1.01%	.84%	.87%	.83%	.98%
Expenses net of fee waivers, if any	1.01%	.84%	.87%	.83%	.98%
Expenses net of all reductions	.98%	.81%	.81%	.73%	.93%
Net investment income (loss)	2.17%	1.66%	1.67%	1.18%	.62% E
Supplemental Data
Net assets, end of period (in millions)	$ 551	$ 609	$ 354	$ 287	$ 194
Portfolio turnover rate D	79%	66%	65%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 39,449
Unrealized depreciation	(344,401)
Net unrealized appreciation (depreciation)	304,952
Undistributed ordinary income	15,978
Capital loss carryforward	84,650

Cost for federal income tax purposes	$ 1,378,177

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 27,900	$ 40,861
Long-term Capital Gains	91,208	26,143
Total	$ 119,108	$ 67,004

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which

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4. Operating Policies - continued

Repurchase Agreements - continued

are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,311,058 and $1,034,947, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 292	$ 12
Class T	.25%	.25%	2,865	48
Class B	.75%	.25%	191	143
Class C	.75%	.25%	369	22
			$ 3,717	$ 225

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to.50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18
Class T	11
Class B*	25
Class C*	3
$ 57

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 356.31
Class T	1,231.22
Class B	58.31
Class C	110.30
Institutional Class	1,384.22
	$ 3,139

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,436.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $357 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 3
Institutional Class	19
$ 22

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 39% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's

Annual Report

10. Other - continued

domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $22, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 1,785	$ 1,166
Class T	6,979	5,197
Class B	73	26
Class C	230	137
Institutional Class	9,202	5,055
Total	$ 18,269	$ 11,581
From net realized gain
Class A	$ 9,778	$ 5,467
Class T	45,838	28,690
Class B	1,798	1,858
Class C	3,080	2,010
Institutional Class	40,345	17,398
Total	$ 100,839	$ 55,423

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	1,631	2,109	$ 33,994	$ 49,321
Reinvestment of distributions	416	268	10,008	5,668
Shares redeemed	(2,149)	(2,108)	(44,943)	(48,883)
Net increase (decrease)	(102)	269	$ (941)	$ 6,106
Class T
Shares sold	5,968	6,427	$ 128,327	$ 152,753
Reinvestment of distributions	2,092	1,529	51,444	32,968
Shares redeemed	(9,064)	(9,269)	(188,310)	(220,331)
Net increase (decrease)	(1,004)	(1,313)	$ (8,539)	$ (34,610)
Class B
Shares sold	133	108	$ 2,720	$ 2,422
Reinvestment of distributions	73	84	1,689	1,716
Shares redeemed	(492)	(936)	(9,923)	(20,830)
Net increase (decrease)	(286)	(744)	$ (5,514)	$ (16,692)
Class C
Shares sold	294	248	$ 5,937	$ 5,644
Reinvestment of distributions	124	92	2,937	1,908
Shares redeemed	(501)	(512)	(9,667)	(11,719)
Net increase (decrease)	(83)	(172)	$ (793)	$ (4,167)
Institutional Class
Shares sold	18,688	6,884	$ 367,938	$ 164,033
Reinvestment of distributions	1,898	1,020	46,435	21,884
Shares redeemed	(3,050)	(1,676)	(62,246)	(40,404)
Net increase (decrease)	17,536	6,228	$ 352,127	$ 145,513

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

 Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of .80% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 92%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/07	$0.286	$0.0439
Class T	12/07/07	$0.257	$0.0439
Class B	12/07/07	$0.152	$0.0439
Class C	12/07/07	$0.184	$0.0439

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Overseas Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Investments Japan Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (U.K.) Ltd.

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

OS-UANN-1208
1.784767.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Overseas
Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-44.92%	2.85%	2.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Institutional Class on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe, Australasia, Far East (EAFE) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of Fidelity® Advisor Overseas Fund

In a dramatic reversal of what had been a multiyear global growth story, international stocks fell long and hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the United States. The viral spread of this financial contagion - which began in the U.S. subprime mortgage market, then seized up the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%. Meanwhile, the weakest overall performance came from Belgium, where stocks slipped by nearly 70%. In the United Kingdom, the largest component of the index, equities were down almost 48%. Emerging markets were the weakest performers among the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index.

For the 12 months ending October 31, 2008, the fund's Institutional Class shares returned -44.92%, outpacing the performance of the MSCI EAFE index. A large cash position contributed to this outperformance, as did country weightings within Europe and exposure to the United States, but an underweighting in Japan hurt. Stock picking was strong in the financials sector, including Japanese consumer finance company ACOM, and in the materials sector - particularly Calgon Carbon, an out-of-index U.S. producer of activated carbon. CSL Ltd., an Australian biopharmaceutical company, also helped the fund. However, unfavorable stock choices in the utilities and energy sectors were harmful. Other detractors included Alstom, a French producer of power generation equipment, and Irish Life and Permanent, an insurance company combined with a weak-performing bank. We did not own Volkswagen, a stock in the benchmark index that appreciated for technical reasons connected with the company's major shareholder, Porsche AG, and hurt our relative performance. We sold our position in Irish Life and Permanent prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.36%
Actual		$ 1,000.00	$ 607.80	$ 5.50
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.90
Class T	1.53%
Actual		$ 1,000.00	$ 607.00	$ 6.18
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.76
Class B	2.12%
Actual		$ 1,000.00	$ 605.30	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,014.48	$ 10.74
Class C	2.12%
Actual		$ 1,000.00	$ 605.30	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,014.48	$ 10.74
Institutional Class	1.03%
Actual		$ 1,000.00	$ 608.40	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	2.8	1.1
Royal Dutch Shell PLC Class A (United Kingdom, Oil, Gas & Consumable Fuels)	2.4	1.9
Man Group PLC (United Kingdom, Capital Markets)	2.3	2.0
Alstom SA (France, Electrical Equipment)	2.3	3.6
CSL Ltd. (Australia, Biotechnology)	2.0	1.9
	11.8
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	22.5
Consumer Staples	13.7	10.5
Health Care	11.9	5.8
Consumer Discretionary	9.0	6.8
Energy	9.0	9.3
Top Five Countries as of October 31, 2008
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	29.0	25.2
Japan	13.5	9.8
France	12.8	14.2
Switzerland	9.2	4.7
Germany	9.2	8.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
Stocks 98.5%	Stocks 93.6%
Short-Term Investments and Net Other Assets 1.5%	Short-Term Investments and Net Other Assets 6.4%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
Australia - 5.4%
AMP Ltd.	545,475	$ 1,983
Australia & New Zealand Banking Group Ltd.	254,800	2,985
Australian Wealth Management Ltd.	953,300	505
BHP Billiton Ltd.	340,619	6,540
Charter Hall Group unit	899,034	267
Commonwealth Bank of Australia	154,949	4,233
CSL Ltd.	832,221	20,229
HFA Holdings Ltd.	1,532,013	411
Lion Nathan Ltd.	599,527	3,541
McGuigan Simeon Wines Ltd. (a)	614,691	246
National Australia Bank Ltd.	177,950	2,886
Navitas Ltd.	635,200	896
Newcrest Mining Ltd.	57,443	789
Rio Tinto Ltd.	30,300	1,567
Seek Ltd. (d)	226,300	500
Telstra Corp. Ltd.	1,979,910	5,447
Wesfarmers Ltd.	38,398	552
Woodside Petroleum Ltd.	26,569	750
TOTAL AUSTRALIA		54,327
Belgium - 0.7%
Hamon & Compagnie International SA	60,300	1,890
KBC Groupe SA	115,500	4,966
TOTAL BELGIUM		6,856
Bermuda - 0.4%
Signet Jewelers Ltd. (United Kingdom)	157,905	1,547
Willis Group Holdings Ltd.	101,400	2,661
TOTAL BERMUDA		4,208
Brazil - 0.8%
Companhia Vale do Rio Doce (ON)	78,300	1,006
TIM Participacoes SA sponsored ADR (non-vtg.) (d)	483,200	6,987
TOTAL BRAZIL		7,993
Canada - 0.0%
TimberWest Forest Corp.	74,200	420
Cayman Islands - 0.1%
China Dongxiang Group Co. Ltd.	3,490,000	1,027
Denmark - 1.6%
Carlsberg AS Series B	47,600	1,874
Common Stocks - continued
	Shares	Value (000s)
Denmark - continued
Novo Nordisk AS:
Series B	109,300	$ 5,859
Series B sponsored ADR	94,500	5,057
Novozymes AS Series B (d)	45,900	3,240
TOTAL DENMARK		16,030
Finland - 0.8%
Fortum Oyj	81,000	1,991
Nokia Corp.	312,300	4,784
Nokia Corp. sponsored ADR	71,900	1,091
TOTAL FINLAND		7,866
France - 12.8%
Accor SA	47,800	1,860
Alstom SA	457,600	22,680
AXA SA	165,973	3,171
AXA SA sponsored ADR	71,700	1,342
BNP Paribas SA	85,381	6,165
Carrefour SA	54,100	2,285
CNP Assurances	32,800	2,643
Credit Agricole SA	42,500	615
Essilor International SA	11,900	534
France Telecom SA	93,300	2,353
France Telecom SA sponsored ADR	164,300	4,160
GDF Suez	62,412	2,790
Groupe Danone	69,700	3,881
Ingenico SA	245,300	3,831
Ipsos SA	58,500	1,471
L'Air Liquide SA	92,358	7,970
L'Oreal SA	75,934	5,750
Meetic (a)	33,500	472
Pernod Ricard SA	16,900	1,101
Sanofi-Aventis sponsored ADR	185,100	5,853
Seche Environment SA (d)	8,400	324
Societe Generale Series A	107,300	5,848
Sodexho Alliance SA	115,600	5,550
Suez Environnement SA (a)	16,350	316
Total SA:
Series B	153,388	8,438
sponsored ADR	159,800	8,859
Unibail-Rodamco	86,200	12,972
Common Stocks - continued
	Shares	Value (000s)
France - continued
Veolia Environnement	47,400	$ 1,175
Vivendi	142,145	3,716
TOTAL FRANCE		128,125
Germany - 9.2%
Allianz AG (Reg.)	27,100	2,028
BASF AG	33,800	1,137
Bayer AG	92,900	5,172
Beiersdorf AG	171,700	9,102
Commerzbank AG	176,100	1,915
Daimler AG	41,500	1,432
Daimler AG (Reg.)	31,600	1,093
Deutsche Bank AG	38,200	1,451
Deutsche Bank AG (NY Shares)	4,900	186
Deutsche Boerse AG	41,600	3,326
Deutsche Postbank AG (d)	99,700	2,046
Deutsche Telekom AG:
(Reg.)	115,600	1,727
sponsored ADR	116,500	1,730
E.ON AG	445,937	17,060
Fresenius AG	84,500	5,014
GFK AG	60,193	1,189
Linde AG	17,200	1,444
Metro AG	50,600	1,637
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	40,000	5,309
Q-Cells AG (a)(d)	38,900	1,530
RWE AG	135,100	11,290
SAP AG	90,500	3,222
SAP AG sponsored ADR (d)	165,500	5,847
Siemens AG sponsored ADR	14,000	842
Symrise AG	75,600	939
Vossloh AG	53,800	4,157
TOTAL GERMANY		91,825
Hong Kong - 1.3%
China Unicom (Hong Kong) Ltd.	4,592,000	6,556
China Unicom Ltd. sponsored ADR	36,200	522
Dynasty Fine Wines Group Ltd.	714,000	93
Hang Lung Properties Ltd.	243,000	594
Hang Seng Bank Ltd.	77,200	963
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - continued
Hong Kong Exchanges & Clearing Ltd.	251,500	$ 2,550
Hutchison Whampoa Ltd.	257,000	1,372
TOTAL HONG KONG		12,650
India - 0.1%
Satyam Computer Services Ltd. sponsored ADR	72,800	1,145
Indonesia - 0.2%
PT Bumi Resources Tbk	4,592,500	601
PT Indosat Tbk sponsored ADR	63,400	1,540
TOTAL INDONESIA		2,141
Ireland - 0.4%
CRH PLC	119,400	2,647
Ryanair Holdings PLC (a)	299,400	1,049
TOTAL IRELAND		3,696
Israel - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	90,500	3,881
Italy - 2.8%
A2A SpA	474,200	864
Assicurazioni Generali SpA	204,950	5,176
Edison SpA	1,075,800	1,551
Enel SpA	141,000	943
ENI SpA	293,591	7,007
Intesa Sanpaolo SpA	1,621,100	5,930
MARR SpA	122,400	662
UniCredit SpA	2,526,700	6,182
TOTAL ITALY		28,315
Japan - 13.5%
ACOM Co. Ltd.	130	5
Canon, Inc.	107,600	3,765
Canon, Inc. sponsored ADR	119,100	4,082
Chubu Electric Power Co., Inc.	17,900	469
East Japan Railway Co.	468	3,330
Hitachi Ltd.	214,000	1,005
Honda Motor Co. Ltd.	83,600	2,079
Iino Kaiun Kaisha Ltd.	164,700	842
JFE Holdings, Inc.	72,700	1,855
Kansai Electric Power Co., Inc.	18,200	456
KDDI Corp.	374	2,241
Kirin Holdings Co. Ltd.	16,000	177
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Matsui Securities Co. Ltd. (d)	251,700	$ 1,632
Matsushita Electric Industrial Co. Ltd.	128,000	2,061
Mitsubishi Corp.	98,100	1,644
Mitsubishi Electric Corp.	140,000	868
Mitsubishi Estate Co. Ltd.	243,000	4,341
Mitsubishi UFJ Financial Group, Inc.	2,397,500	15,066
Mitsui O.S.K. Lines Ltd.	178,000	929
Mitsui Sumitomo Insurance Group Holdings, Inc.	42,100	1,170
Mizuho Financial Group, Inc.	1,978	4,830
Nafco Co. Ltd.	61,100	643
Nintendo Co. Ltd.	6,500	2,028
Nippon Telegraph & Telephone Corp.	602	2,456
Nomura Holdings, Inc.	689,900	6,536
Nomura Holdings, Inc. sponsored ADR	304,200	2,859
NTT DoCoMo, Inc.	1,955	3,100
ORIX Corp.	8,380	861
Point, Inc.	45,360	2,228
Promise Co. Ltd.	234,250	4,204
Rakuten, Inc. (d)	7,928	3,930
Ricoh Co. Ltd.	388,000	4,175
Seven & I Holdings Co. Ltd.	131,000	3,678
Sony Corp.	37,700	893
Sony Corp. sponsored ADR	45,100	1,048
Sugi Holdings Co. Ltd.	38,500	926
Sumitomo Metal Industries Ltd.	425,000	1,093
Sumitomo Mitsui Financial Group, Inc.	1,746	6,999
Sumitomo Trust & Banking Co. Ltd.	864,000	4,001
T&D Holdings, Inc.	186,450	7,122
Tohoku Electric Power Co., Inc.	38,500	865
Tokyo Electric Power Co.	146,500	4,149
Tokyo Electron Ltd.	22,800	760
Tokyo Gas Co. Ltd.	216,000	929
Toyota Motor Corp.	258,700	10,102
Toyota Motor Corp. sponsored ADR	46,500	3,538
USS Co. Ltd.	52,900	3,240
TOTAL JAPAN		135,210
Luxembourg - 0.9%
ArcelorMittal SA:
(France)	62,700	1,631
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - continued
ArcelorMittal SA: - continued
(NY Shares) Class A	81,300	$ 2,134
SES SA (A Shares) FDR unit	286,204	4,904
TOTAL LUXEMBOURG		8,669
Netherlands - 2.3%
Akzo Nobel NV	29,600	1,230
ASML Holding NV (NY Shares)	58,300	1,023
Gemalto NV (a)	46,200	1,294
Heineken NV (Bearer)	22,500	759
ING Groep NV (Certificaten Van Aandelen)	32,146	302
Koninklijke Ahold NV	35,100	377
Koninklijke KPN NV	477,500	6,725
Royal DSM NV	24,100	671
Unilever NV:
(Certificaten Van Aandelen)	185,900	4,480
(NY Shares)	246,600	5,931
Wolters Kluwer NV (Certificaten Van Aandelen)	27,300	483
TOTAL NETHERLANDS		23,275
Netherlands Antilles - 0.2%
Schlumberger Ltd. (NY Shares)	37,500	1,937
Norway - 0.6%
Lighthouse Caledonia ASA	26,435	15
Norwegian Property ASA	225,400	336
Petroleum Geo-Services ASA (a)	291,250	1,450
Pronova BioPharma ASA	463,300	1,204
StatoilHydro ASA	119,200	2,398
StatoilHydro ASA sponsored ADR	43,200	868
TOTAL NORWAY		6,271
Panama - 0.1%
McDermott International, Inc. (a)	51,800	887
Papua New Guinea - 0.1%
Lihir Gold Ltd. (a)	904,218	1,128
Spain - 1.6%
Banco Bilbao Vizcaya Argentaria SA	81,200	942
Banco Santander SA	74,800	809
Iberdrola SA	149,200	1,080
Repsol YPF SA sponsored ADR	79,600	1,522
Common Stocks - continued
	Shares	Value (000s)
Spain - continued
Telefonica SA	569,948	$ 10,553
Telefonica SA sponsored ADR	25,000	1,388
TOTAL SPAIN		16,294
Sweden - 0.6%
Skandinaviska Enskilda Banken AB (A Shares)	111,800	1,108
Swedish Match Co.	259,800	3,607
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	127,800	904
TOTAL SWEDEN		5,619
Switzerland - 9.2%
Adecco SA (Reg.)	112,121	3,900
Credit Suisse Group sponsored ADR	48,900	1,829
Credit Suisse Group (Reg.)	64,604	2,415
Julius Baer Holding AG	64,465	2,521
Nestle SA (Reg.)	710,533	27,621
Nobel Biocare Holding AG (Switzerland)	28,902	496
Novartis AG:
(Reg.)	31,264	1,587
sponsored ADR	349,300	17,811
Roche Holding AG (participation certificate)	119,888	18,330
SGS Societe Generale de Surveillance Holding SA (Reg.)	3,259	3,208
Swisscom AG (Reg.)	19,554	5,974
UBS AG:
(For. Reg.)	173,709	2,947
(NY Shares)	87,977	1,487
Zurich Financial Services AG (Reg.)	9,468	1,920
TOTAL SWITZERLAND		92,046
Taiwan - 0.1%
HTC Corp.	70,000	835
United Kingdom - 29.0%
Aegis Group PLC	5,944,500	6,264
Anglo American PLC:
ADR	161,046	2,021
(United Kingdom)	113,659	2,851
AstraZeneca PLC:
(United Kingdom)	12,500	530
sponsored ADR	85,600	3,635
BAE Systems PLC	458,900	2,579
Barclays PLC	497,300	1,425
Benfield Group PLC	186,900	1,026
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
BG Group PLC	678,300	$ 9,972
BHP Billiton PLC	299,902	5,092
BlueBay Asset Management (d)	352,600	1,145
BP PLC	1,472,608	12,002
BP PLC sponsored ADR	126,300	6,277
British American Tobacco PLC (United Kingdom)	141,500	3,881
British Sky Broadcasting Group PLC (BSkyB)	1,125,000	6,845
Cadbury PLC sponsored ADR	37,696	1,394
Centrica PLC	1,110,000	5,454
Compass Group PLC	1,135,000	5,277
Diageo PLC	720,100	10,988
Diageo PLC sponsored ADR	28,600	1,779
DSG International PLC	916,400	481
Experian PLC	411,400	2,269
GlaxoSmithKline PLC	754,400	14,501
GlaxoSmithKline PLC sponsored ADR	54,000	2,090
Hammerson PLC	323,300	3,726
HBOS PLC	430,167	704
HSBC Holdings PLC:
(Hong Kong) (Reg.)	182,800	2,176
(United Kingdom) (Reg.)	343,567	4,069
sponsored ADR (d)	245,600	14,490
Imperial Tobacco Group PLC	94,000	2,519
Informa PLC	704,200	2,386
Intertek Group PLC	274,600	3,252
Jardine Lloyd Thompson Group PLC	1,837,600	13,106
Lloyds TSB Group PLC	295,100	954
Lloyds TSB Group PLC sponsored ADR	24,800	313
M&C Saatchi	500,100	689
Man Group PLC	4,003,471	23,111
Marks & Spencer Group PLC	883,100	3,130
NDS Group PLC sponsored ADR (a)	81,100	3,868
Pearson PLC	104,000	1,036
Prudential PLC	192,000	964
Reckitt Benckiser Group PLC	39,000	1,649
Reed Elsevier PLC	1,194,077	10,476
Rio Tinto PLC:
(Reg.)	50,118	2,341
sponsored ADR	7,200	1,338
Royal Bank of Scotland Group PLC	1,460,540	1,609
Royal Dutch Shell PLC:
Class A (United Kingdom)	312,900	8,596
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Royal Dutch Shell PLC: - continued
Class A sponsored ADR	266,000	$ 14,845
Class B	136,000	3,687
Scottish & Southern Energy PLC	246,300	4,827
Shanks Group PLC	1,079,000	2,181
Smith & Nephew PLC	46,300	424
Smith & Nephew PLC sponsored ADR	40,100	1,851
Spice PLC	1,206,000	1,835
SSL International PLC	189,600	1,280
Standard Chartered PLC (United Kingdom)	178,700	2,953
Tesco PLC	2,036,800	11,158
Vodafone Group PLC	6,495,569	12,494
Vodafone Group PLC sponsored ADR	286,500	5,521
William Morrison Supermarkets PLC	2,442,600	10,399
WPP Group PLC	94,100	563
TOTAL UNITED KINGDOM		290,298
United States of America - 3.3%
ADA-ES, Inc. (a)	71,200	390
Aon Corp.	64,800	2,741
Calgon Carbon Corp. (a)	483,600	6,442
Dr Pepper Snapple Group, Inc. (a)	28,272	647
Estee Lauder Companies, Inc. Class A	332,500	11,983
Franklin Resources, Inc.	28,400	1,931
Fuel Tech, Inc. (a)	106,100	1,247
Genentech, Inc. (a)	6,500	539
Hypercom Corp. (a)	258,800	505
Stryker Corp.	49,900	2,668
Sunpower Corp. Class A (a)(d)	42,100	1,644
Visa, Inc.	46,900	2,596
TOTAL UNITED STATES OF AMERICA		33,333
TOTAL COMMON STOCKS (Cost $1,279,782)		986,307
Money Market Funds - 8.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 1.81% (b)	71,721,325	$ 71,721
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	15,196,539	15,197
TOTAL MONEY MARKET FUNDS (Cost $86,918)		86,918
TOTAL INVESTMENT PORTFOLIO - 107.2% (Cost $1,366,700)		1,073,225
NET OTHER ASSETS - (7.2)%		(72,220)
NET ASSETS - 100%		$ 1,001,005
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,175
Fidelity Securities Lending Cash Central Fund	1,436
Total	$ 3,611
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $84,650,000 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $14,427) - See accompanying schedule: Unaffiliated issuers (cost $1,279,782)	$ 986,307
Fidelity Central Funds (cost $86,918)	86,918
Total Investments (cost $1,366,700)		$ 1,073,225
Foreign currency held at value (cost $2,560)		2,547
Receivable for investments sold		6,171
Receivable for fund shares sold		790
Dividends receivable		2,452
Distributions receivable from Fidelity Central Funds		140
Other receivables		198
Total assets		1,085,523

Liabilities
Payable for investments purchased	$ 67,181
Payable for fund shares redeemed	925
Accrued management fee	627
Distribution fees payable	195
Other affiliated payables	280
Other payables and accrued expenses	113
Collateral on securities loaned, at value	15,197
Total liabilities		84,518

Net Assets		$ 1,001,005
Net Assets consist of:
Paid in capital		$ 1,368,636
Undistributed net investment income		21,971
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(96,149)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(293,453)
Net Assets		$ 1,001,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($72,669 ÷ 5,359 shares)	$ 13.56

Maximum offering price per share (100/94.25 of $13.56)	$ 14.39
Class T: Net Asset Value and redemption price per share ($345,474 ÷ 24,959 shares)	$ 13.84

Maximum offering price per share (100/96.50 of $13.84)	$ 14.34
Class B: Net Asset Value and offering price per share ($9,957 ÷ 765 shares)A	$ 13.02

Class C: Net Asset Value and offering price per share ($22,057 ÷ 1,668 shares)A	$ 13.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($550,848 ÷ 39,817 shares)	$ 13.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2008

Investment Income
Dividends		$ 42,779
Interest		4
Income from Fidelity Central Funds		3,611
		46,394
Less foreign taxes withheld		(3,361)
Total income		43,033

Expenses
Management fee Basic fee	$ 9,688
Performance adjustment	(74)
Transfer agent fees	3,139
Distribution fees	3,717
Accounting and security lending fees	629
Custodian fees and expenses	237
Independent trustees' compensation	6
Registration fees	81
Audit	80
Legal	7
Miscellaneous	133
Total expenses before reductions	17,643
Expense reductions	(382)	17,261
Net investment income (loss)		25,772
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2)	(90,118)
Foreign currency transactions	(775)
Total net realized gain (loss)		(90,893)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $31)	(690,483)
Assets and liabilities in foreign currencies	53
Total change in net unrealized appreciation (depreciation)		(690,430)
Net gain (loss)		(781,323)
Net increase (decrease) in net assets resulting from operations		$ (755,551)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,772	$ 17,399
Net realized gain (loss)	(90,893)	114,203
Change in net unrealized appreciation (depreciation)	(690,430)	232,103
Net increase (decrease) in net assets resulting from operations	(755,551)	363,705
Distributions to shareholders from net investment income	(18,269)	(11,581)
Distributions to shareholders from net realized gain	(100,839)	(55,423)
Total distributions	(119,108)	(67,004)
Share transactions - net increase (decrease)	336,340	96,150
Redemption fees	56	58
Total increase (decrease) in net assets	(538,263)	392,909

Net Assets
Beginning of period	1,539,268	1,146,359
End of period (including undistributed net investment income of $21,971 and undistributed net investment income of $16,730, respectively)	$ 1,001,005	$ 1,539,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.85	$ 21.67	$ 18.36	$ 15.86	$ 14.41
Income from Investment Operations
Net investment income (loss) C	.38	.31	.27	.13	.04 F
Net realized and unrealized gain (loss)	(11.56)	6.16	3.53	2.47	1.54
Total from investment operations	(11.18)	6.47	3.80	2.60	1.58
Distributions from net investment income	(.33)	(.23)	(.19)	(.04)	(.13)
Distributions from net realized gain	(1.78)	(1.06)	(.30)	(.06)	-
Total distributions	(2.11)	(1.29)	(.49)	(.10)	(.13)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.56	$ 26.85	$ 21.67	$ 18.36	$ 15.86
Total Return A,B	(45.08)%	31.44%	21.12%	16.44%	11.03%
Ratios to Average Net Assets D,G
Expenses before reductions	1.35%	1.17%	1.24%	1.24%	1.36%
Expenses net of fee waivers, if any	1.35%	1.17%	1.24%	1.24%	1.36%
Expenses net of all reductions	1.32%	1.13%	1.17%	1.15%	1.32%
Net investment income (loss)	1.83%	1.34%	1.31%	.76%	.24% F
Supplemental Data
Net assets, end of period (in millions)	$ 73	$ 147	$ 113	$ 133	$ 115
Portfolio turnover rate E	79%	66%	65%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .21%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.35	$ 22.05	$ 18.64	$ 16.09	$ 14.61
Income from Investment Operations
Net investment income (loss) C	.36	.28	.24	.11	.02 F
Net realized and unrealized gain (loss)	(11.82)	6.27	3.59	2.51	1.56
Total from investment operations	(11.46)	6.55	3.83	2.62	1.58
Distributions from net investment income	(.27)	(.19)	(.12)	(.01)	(.10)
Distributions from net realized gain	(1.78)	(1.06)	(.30)	(.06)	-
Total distributions	(2.05)	(1.25)	(.42)	(.07)	(.10)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.84	$ 27.35	$ 22.05	$ 18.64	$ 16.09
Total Return A,B	(45.18)%	31.24%	20.92%	16.31%	10.86%
Ratios to Average Net Assets D,G
Expenses before reductions	1.51%	1.33%	1.39%	1.36%	1.48%
Expenses net of fee waivers, if any	1.51%	1.33%	1.39%	1.36%	1.48%
Expenses net of all reductions	1.48%	1.30%	1.33%	1.27%	1.43%
Net investment income (loss)	1.67%	1.17%	1.15%	.64%	.12% F
Supplemental Data
Net assets, end of period (in millions)	$ 345	$ 710	$ 602	$ 582	$ 1,181
Portfolio turnover rate E	79%	66%	65%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .09%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.79	$ 20.81	$ 17.63	$ 15.26	$ 13.87
Income from Investment Operations
Net investment income (loss) C	.22	.12	.10	(.01)	(.10) F
Net realized and unrealized gain (loss)	(11.14)	5.94	3.40	2.38	1.50
Total from investment operations	(10.92)	6.06	3.50	2.37	1.40
Distributions from net investment income	(.07)	(.02)	(.02)	-	(.01)
Distributions from net realized gain	(1.78)	(1.06)	(.30)	-	-
Total distributions	(1.85)	(1.08)	(.32)	-	(.01)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.02	$ 25.79	$ 20.81	$ 17.63	$ 15.26
Total Return A,B	(45.50)%	30.45%	20.12%	15.53%	10.10%
Ratios to Average Net Assets D,G
Expenses before reductions	2.10%	1.94%	2.05%	2.04%	2.25%
Expenses net of fee waivers, if any	2.10%	1.94%	2.05%	2.04%	2.25%
Expenses net of all reductions	2.08%	1.91%	1.99%	1.95%	2.21%
Net investment income (loss)	1.07%	.56%	.49%	(.04)%	(.65)% F
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 27	$ 37	$ 47	$ 57
Portfolio turnover rate E	79%	66%	65%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.68)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.22	$ 21.19	$ 17.95	$ 15.53	$ 14.11
Income from Investment Operations
Net investment income (loss) C	.22	.14	.11	- H	(.08) F
Net realized and unrealized gain (loss)	(11.31)	6.02	3.47	2.42	1.52
Total from investment operations	(11.09)	6.16	3.58	2.42	1.44
Distributions from net investment income	(.13)	(.07)	(.04)	-	(.02)
Distributions from net realized gain	(1.78)	(1.06)	(.30)	-	-
Total distributions	(1.91)	(1.13)	(.34)	-	(.02)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.22	$ 26.22	$ 21.19	$ 17.95	$ 15.53
Total Return A,B	(45.50)%	30.48%	20.22%	15.58%	10.21%
Ratios to Average Net Assets D,G
Expenses before reductions	2.09%	1.91%	1.98%	2.00%	2.14%
Expenses net of fee waivers, if any	2.09%	1.91%	1.98%	2.00%	2.14%
Expenses net of all reductions	2.07%	1.87%	1.92%	1.90%	2.10%
Net investment income (loss)	1.08%	.60%	.56%	.01%	(.54)% F
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 46	$ 41	$ 38	$ 40
Portfolio turnover rate E	79%	66%	65%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.35	$ 22.06	$ 18.64	$ 16.09	$ 14.60
Income from Investment Operations
Net investment income (loss) B	.45	.40	.35	.21	.10 E
Net realized and unrealized gain (loss)	(11.78)	6.26	3.58	2.50	1.56
Total from investment operations	(11.33)	6.66	3.93	2.71	1.66
Distributions from net investment income	(.41)	(.31)	(.21)	(.10)	(.17)
Distributions from net realized gain	(1.78)	(1.06)	(.30)	(.06)	-
Total distributions	(2.19)	(1.37)	(.51)	(.16)	(.17)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 13.83	$ 27.35	$ 22.06	$ 18.64	$ 16.09
Total Return A	(44.92)%	31.88%	21.55%	16.91%	11.46%
Ratios to Average Net Assets C,F
Expenses before reductions	1.01%	.84%	.87%	.83%	.98%
Expenses net of fee waivers, if any	1.01%	.84%	.87%	.83%	.98%
Expenses net of all reductions	.98%	.81%	.81%	.73%	.93%
Net investment income (loss)	2.17%	1.66%	1.67%	1.18%	.62% E
Supplemental Data
Net assets, end of period (in millions)	$ 551	$ 609	$ 354	$ 287	$ 194
Portfolio turnover rate D	79%	66%	65%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 39,449
Unrealized depreciation	(344,401)
Net unrealized appreciation (depreciation)	304,952
Undistributed ordinary income	15,978
Capital loss carryforward	84,650

Cost for federal income tax purposes	$ 1,378,177

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 27,900	$ 40,861
Long-term Capital Gains	91,208	26,143
Total	$ 119,108	$ 67,004

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,311,058 and $1,034,947, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 292	$ 12
Class T	.25%	.25%	2,865	48
Class B	.75%	.25%	191	143
Class C	.75%	.25%	369	22
			$ 3,717	$ 225

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to.50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18
Class T	11
Class B*	25
Class C*	3
$ 57

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 356.31
Class T	1,231.22
Class B	58.31
Class C	110.30
Institutional Class	1,384.22
	$ 3,139

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,436.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $357 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 3
Institutional Class	19
$ 22

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 39% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's

Annual Report

10. Other - continued

domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $22, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 1,785	$ 1,166
Class T	6,979	5,197
Class B	73	26
Class C	230	137
Institutional Class	9,202	5,055
Total	$ 18,269	$ 11,581
From net realized gain
Class A	$ 9,778	$ 5,467
Class T	45,838	28,690
Class B	1,798	1,858
Class C	3,080	2,010
Institutional Class	40,345	17,398
Total	$ 100,839	$ 55,423

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	1,631	2,109	$ 33,994	$ 49,321
Reinvestment of distributions	416	268	10,008	5,668
Shares redeemed	(2,149)	(2,108)	(44,943)	(48,883)
Net increase (decrease)	(102)	269	$ (941)	$ 6,106
Class T
Shares sold	5,968	6,427	$ 128,327	$ 152,753
Reinvestment of distributions	2,092	1,529	51,444	32,968
Shares redeemed	(9,064)	(9,269)	(188,310)	(220,331)
Net increase (decrease)	(1,004)	(1,313)	$ (8,539)	$ (34,610)
Class B
Shares sold	133	108	$ 2,720	$ 2,422
Reinvestment of distributions	73	84	1,689	1,716
Shares redeemed	(492)	(936)	(9,923)	(20,830)
Net increase (decrease)	(286)	(744)	$ (5,514)	$ (16,692)
Class C
Shares sold	294	248	$ 5,937	$ 5,644
Reinvestment of distributions	124	92	2,937	1,908
Shares redeemed	(501)	(512)	(9,667)	(11,719)
Net increase (decrease)	(83)	(172)	$ (793)	$ (4,167)
Institutional Class
Shares sold	18,688	6,884	$ 367,938	$ 164,033
Reinvestment of distributions	1,898	1,020	46,435	21,884
Shares redeemed	(3,050)	(1,676)	(62,246)	(40,404)
Net increase (decrease)	17,536	6,228	$ 352,127	$ 145,513

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

 Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of .80% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 80% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/07	$0.329	$0.0439

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Overseas Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Investments Japan Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors (U.K.) Ltd.

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

OSI-UANN-1208
1.784768.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Value Leaders
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-47.62%	-2.08%	-1.27%
Class T (incl. 3.50% sales charge)	-46.51%	-1.87%	-1.10%
Class B (incl. contingent deferred sales charge) B	-47.44%	-2.00%	-1.09%
Class C (incl. contingent deferred sales charge) C	-45.36%	-1.67%	-0.94%

A From June 17, 2003.

B Class B shares' contingent deferred sales charge included in the past one year, past 5 years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past 5 years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Class A on June 17, 2003, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of Fidelity® Advisor Value Leaders Fund

The U.S. equity markets quaked under the rising pressure of a global credit crisis during the 12 months ending October 31, 2008. As home values sunk, credit availability decreased and liquidity became increasingly scarce, the Standard & Poor's 500SM Index fell 36.10%. All 10 sectors in the S&P 500® were negative, led by a roughly 52% decline in financials. Information technology and materials both fell more than 40%, while the historically defensive consumer staples and health care sectors performed the best, dropping slightly more than 11% and 23%, respectively. In the last two months of the period, the U.S. economy took a turn for the worse, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the U.S. government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October, on top of the other rate cuts during the year, leaving it at 1.00%. The markets continued to perform erratically, however, and the U.S. unemployment rate reached a 14-year high in the last month of the period. The Dow Jones Industrial AverageSM declined 31.24% for the 12-month period - including its worst single-day point loss in September - while the technology-heavy NASDAQ Composite® Index dropped 39.35%.

For the 12-month period ending October 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned -44.43%, -44.57%, -44.80% and -44.84%, respectively (excluding sales charges), significantly underperforming the -36.80% return of the Russell 1000® Value Index. I misjudged how deep and severe the economic slowdown would become, and that misjudgment led to some poor stock picking on my part. Top detractors included financial companies that didn't survive the credit crisis, such as investment company Lehman Brothers and banking firm Wachovia, or were transformed by it, such as insurer American International Group (AIG) and mortgage lender Fannie Mae. Underweighting Exxon Mobil and Chevron, two large oil companies whose stocks declined less than the overall index, also detracted. By period end, the fund no longer owned AIG, Lehman or Fannie. On the positive side, overweighting JPMorgan Chase aided performance because its stock fell modestly while most financial services firms suffered significant declines. Underweighting Sprint Nextel and selling our shares early in the period also helped results, as the cellular service provider later declined sharply. Property and casualty insurer ACE Ltd. benefited from AIG's woes, taking business from its larger competitor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.25%
Actual		$ 1,000.00	$ 620.40	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Class T	1.46%
Actual		$ 1,000.00	$ 619.50	$ 5.94
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.41
Class B	2.00%
Actual		$ 1,000.00	$ 618.20	$ 8.14
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	2.00%
Actual		$ 1,000.00	$ 617.90	$ 8.13
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Institutional Class	.97%
Actual		$ 1,000.00	$ 621.40	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.93

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.3	3.3
Bank of America Corp.	4.6	4.2
Exxon Mobil Corp.	3.5	2.6
AT&T, Inc.	3.4	3.7
ConocoPhillips	2.3	4.9
Chevron Corp.	2.2	0.0
Verizon Communications, Inc.	2.2	2.1
General Electric Co.	1.9	2.6
Procter & Gamble Co.	1.8	1.8
Bank of New York Mellon Corp.	1.7	0.0
	28.9
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	30.6
Energy	15.8	18.4
Health Care	10.9	5.7
Consumer Discretionary	9.0	7.6
Industrials	8.5	8.7
Asset Allocation (% of fund's net assets)
As of October 31, 2008 *		As of April 30, 2008 **
	Stocks and Investment Companies 99.7%		Stocks and Investment Companies 98.3%
	Convertible Securities 0.1%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	11.4%	** Foreign investments	12.5%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 9.0%
Auto Components - 0.4%
Johnson Controls, Inc.	14,200	$ 251,766
Automobiles - 0.2%
Renault SA	3,700	113,397
Diversified Consumer Services - 0.5%
H&R Block, Inc.	18,300	360,876
Household Durables - 2.7%
Black & Decker Corp.	6,700	339,154
Centex Corp.	41,900	513,275
KB Home (d)	41,200	687,628
Pulte Homes, Inc.	14,600	162,644
Whirlpool Corp.	3,100	144,615
		1,847,316
Leisure Equipment & Products - 0.1%
Brunswick Corp.	10,400	36,088
Media - 1.9%
Comcast Corp.:
Class A	25,500	401,880
Class A (special) (non-vtg.)	1,400	21,588
News Corp. Class A	32,700	347,928
Time Warner, Inc.	52,000	524,680
		1,296,076
Specialty Retail - 3.1%
Advance Auto Parts, Inc.	6,900	215,280
Home Depot, Inc.	12,050	284,260
Lowe's Companies, Inc.	17,000	368,900
PetSmart, Inc.	8,600	169,334
Ross Stores, Inc.	11,400	372,666
Staples, Inc.	29,400	571,242
Williams-Sonoma, Inc.	15,700	129,996
		2,111,678
Textiles, Apparel & Luxury Goods - 0.1%
Liz Claiborne, Inc.	11,000	89,650
TOTAL CONSUMER DISCRETIONARY		6,106,847
CONSUMER STAPLES - 8.4%
Beverages - 1.0%
Anheuser-Busch Companies, Inc.	4,300	266,729
Carlsberg AS Series B	2,700	106,294
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Molson Coors Brewing Co. Class B	5,900	$ 220,424
The Coca-Cola Co.	2,200	96,932
		690,379
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	14,800	453,620
Kroger Co.	12,500	343,250
Sysco Corp.	8,700	227,940
Winn-Dixie Stores, Inc. (a)	21,100	316,922
		1,341,732
Food Products - 1.9%
Cermaq ASA	12,600	49,505
Marine Harvest ASA (a)(d)	298,000	48,135
Nestle SA (Reg.)	28,629	1,113,056
Tyson Foods, Inc. Class A	10,900	95,266
		1,305,962
Household Products - 2.2%
Energizer Holdings, Inc. (a)	4,700	229,642
Procter & Gamble Co.	18,800	1,213,352
		1,442,994
Tobacco - 1.3%
Altria Group, Inc.	17,900	343,501
British American Tobacco PLC sponsored ADR	9,900	538,164
		881,665
TOTAL CONSUMER STAPLES		5,662,732
ENERGY - 15.8%
Energy Equipment & Services - 2.2%
ENSCO International, Inc.	4,700	178,647
Nabors Industries Ltd. (a)	35,368	508,592
National Oilwell Varco, Inc. (a)	13,764	411,406
Petroleum Geo-Services ASA (a)	9,600	47,802
Weatherford International Ltd. (a)	20,800	351,104
		1,497,551
Oil, Gas & Consumable Fuels - 13.6%
Chesapeake Energy Corp.	30,600	672,282
Chevron Corp.	20,200	1,506,920
ConocoPhillips	30,200	1,571,004
EOG Resources, Inc.	3,200	258,944
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	31,770	$ 2,354,792
Hess Corp.	4,400	264,924
Occidental Petroleum Corp.	17,600	977,504
Petrohawk Energy Corp. (a)	14,700	278,565
Plains Exploration & Production Co. (a)	6,300	177,660
Quicksilver Resources, Inc. (a)	15,800	165,426
Range Resources Corp.	2,900	122,438
Ultra Petroleum Corp. (a)	12,400	577,220
Uranium One, Inc. (a)	16,100	13,619
Valero Energy Corp.	11,000	226,380
		9,167,678
TOTAL ENERGY		10,665,229
FINANCIALS - 28.2%
Capital Markets - 7.2%
Bank of New York Mellon Corp.	35,600	1,160,560
Charles Schwab Corp.	22,700	434,024
Franklin Resources, Inc.	7,000	476,000
Goldman Sachs Group, Inc.	4,500	416,250
Julius Baer Holding AG	5,612	219,439
KKR Private Equity Investors, LP (a)	26,683	131,547
KKR Private Equity Investors, LP Restricted Depositary Units (a)(e)	1,300	6,409
Merrill Lynch & Co., Inc.	32,400	602,316
Morgan Stanley	20,300	354,641
State Street Corp.	16,000	693,600
T. Rowe Price Group, Inc. (d)	9,200	363,768
		4,858,554
Commercial Banks - 4.2%
Associated Banc-Corp.	5,505	121,440
Fifth Third Bancorp (d)	15,100	163,835
Huntington Bancshares, Inc.	51,300	484,785
National City Corp.	27,100	73,170
PNC Financial Services Group, Inc.	6,900	460,023
SunTrust Banks, Inc.	3,200	128,448
Wachovia Corp.	42,200	270,502
Wells Fargo & Co.	20,900	711,645
Zions Bancorp (d)	10,900	415,399
		2,829,247
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.9%
Capital One Financial Corp.	11,100	$ 434,232
Discover Financial Services	13,700	167,825
		602,057
Diversified Financial Services - 10.2%
Bank of America Corp.	128,614	3,108,600
CIT Group, Inc. (d)	24,200	100,188
JPMorgan Chase & Co.	86,540	3,569,775
KKR Financial Holdings LLC	31,000	119,660
		6,898,223
Insurance - 4.3%
ACE Ltd.	15,300	877,608
Argo Group International Holdings, Ltd. (a)	6,291	200,683
Everest Re Group Ltd.	7,900	590,130
Genworth Financial, Inc. Class A (non-vtg.)	14,800	71,632
Hartford Financial Services Group, Inc.	11,350	117,132
Loews Corp.	6,700	222,507
MetLife, Inc.	12,300	408,606
Montpelier Re Holdings Ltd.	7,400	105,894
PartnerRe Ltd.	1,700	115,073
XL Capital Ltd. Class A	19,100	185,270
		2,894,535
Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.	4,600	319,792
CapitalSource, Inc.	23,800	176,120
General Growth Properties, Inc.	22,250	92,115
Simon Property Group, Inc.	1,800	120,654
		708,681
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	43,000	301,430
TOTAL FINANCIALS		19,092,727
HEALTH CARE - 10.9%
Biotechnology - 2.2%
Amgen, Inc. (a)	17,700	1,060,053
Biogen Idec, Inc. (a)	5,100	217,005
Cephalon, Inc. (a)	2,500	179,300
		1,456,358
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 2.8%
Baxter International, Inc.	6,300	$ 381,087
Boston Scientific Corp. (a)	35,400	319,662
Covidien Ltd.	18,575	822,687
Medtronic, Inc.	9,600	387,168
		1,910,604
Health Care Providers & Services - 0.9%
Brookdale Senior Living, Inc.	14,100	121,542
UnitedHealth Group, Inc.	19,300	457,989
		579,531
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. (a)	4,750	192,850
Pharmaceuticals - 4.7%
Allergan, Inc.	4,400	174,548
Bristol-Myers Squibb Co.	8,739	179,586
Johnson & Johnson	6,400	392,576
Merck & Co., Inc.	36,800	1,138,960
Pfizer, Inc.	30,900	547,239
Sepracor, Inc. (a)	11,870	158,108
Wyeth	18,850	606,593
		3,197,610
TOTAL HEALTH CARE		7,336,953
INDUSTRIALS - 8.5%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	25,440	774,648
Raytheon Co.	8,100	413,991
The Boeing Co.	4,100	214,307
United Technologies Corp.	3,400	186,864
		1,589,810
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	8,000	422,240
Airlines - 0.2%
Delta Air Lines, Inc. (a)(d)	11,700	128,466
Building Products - 0.8%
Masco Corp.	37,850	384,178
Owens Corning (a)	9,500	149,435
		533,613
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.6%
Allied Waste Industries, Inc. (a)	27,400	$ 285,508
The Brink's Co.	2,550	123,650
		409,158
Electrical Equipment - 0.2%
SolarWorld AG	4,700	118,457
Industrial Conglomerates - 2.5%
General Electric Co.	66,880	1,304,829
Siemens AG sponsored ADR	6,700	403,005
		1,707,834
Machinery - 1.0%
Cummins, Inc.	6,000	155,100
Illinois Tool Works, Inc.	4,900	163,611
Ingersoll-Rand Co. Ltd. Class A	10,200	188,190
Sulzer AG (Reg.)	2,575	151,995
		658,896
Road & Rail - 0.2%
Con-way, Inc.	4,800	163,392
TOTAL INDUSTRIALS		5,731,866
INFORMATION TECHNOLOGY - 6.2%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	25,600	454,912
Motorola, Inc.	26,400	141,768
		596,680
Computers & Peripherals - 1.9%
Hewlett-Packard Co.	16,850	645,018
International Business Machines Corp.	4,100	381,177
NCR Corp. (a)	15,800	288,824
		1,315,019
Electronic Equipment & Components - 1.3%
Amphenol Corp. Class A	1,900	54,435
Arrow Electronics, Inc. (a)	10,500	183,225
Avnet, Inc. (a)	18,400	308,016
Flextronics International Ltd. (a)	28,100	117,458
Tyco Electronics Ltd.	12,175	236,682
		899,816
Internet Software & Services - 0.3%
VeriSign, Inc. (a)	9,600	203,520
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 0.2%
The Western Union Co.	7,000	$ 106,820
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc.	21,000	271,110
ASML Holding NV (NY Shares)	6,000	105,300
Atmel Corp. (a)	31,050	128,858
Lam Research Corp. (a)	9,000	201,240
Maxim Integrated Products, Inc.	8,900	121,040
MEMC Electronic Materials, Inc. (a)	4,300	79,034
Novellus Systems, Inc. (a)	11,000	173,800
ON Semiconductor Corp. (a)	4,500	22,995
		1,103,377
TOTAL INFORMATION TECHNOLOGY		4,225,232
MATERIALS - 2.0%
Chemicals - 0.3%
Albemarle Corp.	9,000	219,150
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	6,600	151,008
Temple-Inland, Inc.	8,600	50,998
		202,006
Metals & Mining - 1.4%
Agnico-Eagle Mines Ltd.	2,800	77,233
Alcoa, Inc.	7,000	80,570
ArcelorMittal SA (NY Shares) Class A	7,100	186,375
Freeport-McMoRan Copper & Gold, Inc. Class B	6,200	180,420
Lihir Gold Ltd. (a)	50,080	62,456
Newcrest Mining Ltd.	10,863	149,249
Randgold Resources Ltd. sponsored ADR	5,700	176,757
		913,060
TOTAL MATERIALS		1,334,216
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 6.1%
AT&T, Inc.	86,237	2,308,564
Cincinnati Bell, Inc. (a)	61,900	147,941
Qwest Communications International, Inc.	65,200	186,472
Verizon Communications, Inc.	49,150	1,458,281
		4,101,258
Common Stocks - continued
	Shares	Value
UTILITIES - 4.4%
Electric Utilities - 2.4%
Edison International	7,600	$ 270,484
Entergy Corp.	9,900	772,695
Exelon Corp.	7,200	390,528
PPL Corp.	6,300	206,766
		1,640,473
Independent Power Producers & Energy Traders - 0.9%
AES Corp. (a)	20,900	166,573
NRG Energy, Inc. (a)	13,100	304,575
Reliant Energy, Inc. (a)	21,500	112,875
		584,023
Multi-Utilities - 1.1%
CMS Energy Corp.	21,500	220,375
Sempra Energy	7,300	310,907
Wisconsin Energy Corp.	5,800	252,300
		783,582
TOTAL UTILITIES		3,008,078
TOTAL COMMON STOCKS (Cost $89,838,469)		67,265,138
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.1%
Fifth Third Bancorp 8.50%	400	40,096
Diversified Financial Services - 0.0%
CIT Group, Inc. Series C, 8.75%	1,000	20,900
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $88,126)		60,996
Investment Companies - 0.2%

Ares Capital Corp. (Cost $302,811)	17,867	140,435
Money Market Funds - 3.1%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	435,986	$ 435,986
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	1,641,900	1,641,900
TOTAL MONEY MARKET FUNDS (Cost $2,077,886)		2,077,886
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $92,307,292)		69,544,455
NET OTHER ASSETS - (2.9)%		(1,965,650)
NET ASSETS - 100%		$ 67,578,805
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,409 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,028
Fidelity Securities Lending Cash Central Fund	32,617
Total	$ 59,645
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.6%
Switzerland	3.4%
Bermuda	3.3%
United Kingdom	1.3%
Canada	1.0%
Others (individually less than 1%)	2.4%
100.0%
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $22,284,598 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,683,041) - See accompanying schedule: Unaffiliated issuers (cost $90,229,406)	$ 67,466,569
Fidelity Central Funds (cost $2,077,886)	2,077,886
Total Investments (cost $92,307,292)		$ 69,544,455
Cash		400
Foreign currency held at value (cost $14,236)		14,183
Receivable for investments sold		601,129
Receivable for fund shares sold		45,382
Dividends receivable		137,124
Distributions receivable from Fidelity Central Funds		6,237
Prepaid expenses		36
Receivable from investment adviser for expense reductions		193
Other receivables		39
Total assets		70,349,178

Liabilities
Payable for investments purchased	$ 815,600
Payable for fund shares redeemed	205,919
Accrued management fee	20,318
Distribution fees payable	23,442
Other affiliated payables	24,922
Other payables and accrued expenses	38,272
Collateral on securities loaned, at value	1,641,900
Total liabilities		2,770,373

Net Assets		$ 67,578,805
Net Assets consist of:
Paid in capital		$ 113,956,543
Undistributed net investment income		873,758
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,487,430)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(22,764,066)
Net Assets		$ 67,578,805

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($34,864,133 ÷ 4,038,992 shares)	$ 8.63

Maximum offering price per share (100/94.25 of $8.63)	$ 9.16
Class T: Net Asset Value and redemption price per share ($22,720,385 ÷ 2,646,585 shares)	$ 8.58

Maximum offering price per share (100/96.50 of $8.58)	$ 8.89
Class B: Net Asset Value and offering price per share ($2,614,941 ÷ 308,773 shares)A	$ 8.47

Class C: Net Asset Value and offering price per share ($5,358,395 ÷ 634,582 shares)A	$ 8.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,020,951 ÷ 232,405 shares)	$ 8.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 2,665,835
Interest		334
Income from Fidelity Central Funds		59,645
Total income		2,725,814

Expenses
Management fee Basic fee	$ 621,629
Performance adjustment	(28,232)
Transfer agent fees	322,346
Distribution fees	459,939
Accounting and security lending fees	43,888
Custodian fees and expenses	23,787
Independent trustees' compensation	503
Registration fees	57,847
Audit	48,899
Legal	594
Miscellaneous	22,814
Total expenses before reductions	1,574,014
Expense reductions	(11,878)	1,562,136
Net investment income (loss)		1,163,678
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,293,811)
Payment from investment advisor for loss on investment not meeting investment restrictions	400
Investments not meeting investment restrictions	56
Foreign currency transactions	(7,157)
Total net realized gain (loss)		(24,300,512)
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,318,787)
Assets and liabilities in foreign currencies	(1,368)
Total change in net unrealized appreciation (depreciation)		(35,320,155)
Net gain (loss)		(59,620,667)
Net increase (decrease) in net assets resulting from operations		$ (58,456,989)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,163,678	$ 708,191
Net realized gain (loss)	(24,300,512)	7,019,812
Change in net unrealized appreciation (depreciation)	(35,320,155)	5,194,437
Net increase (decrease) in net assets resulting from operations	(58,456,989)	12,922,440
Distributions to shareholders from net investment income	(766,736)	(203,521)
Distributions to shareholders from net realized gain	(6,300,337)	(3,080,270)
Total distributions	(7,067,073)	(3,283,791)
Share transactions - net increase (decrease)	(8,614,048)	71,133,838
Total increase (decrease) in net assets	(74,138,110)	80,772,487

Net Assets
Beginning of period	141,716,915	60,944,428
End of period (including undistributed net investment income of $873,758 and undistributed net investment income of $592,692, respectively)	$ 67,578,805	$ 141,716,915

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 15.08	$ 13.22	$ 11.70	$ 10.37
Income from Investment Operations
Net investment income (loss) C	.16	.13	.08	.06	.01
Net realized and unrealized gain (loss)	(7.09)	1.99	2.15	1.51	1.32
Total from investment operations	(6.93)	2.12	2.23	1.57	1.33
Distributions from net investment income	(.12)	(.09)	(.04)	(.04)	-
Distributions from net realized gain	(.72)	(.71)	(.33)	(.01)	-
Total distributions	(.84) G	(.80)	(.37)	(.05)	-
Net asset value, end of period	$ 8.63	$ 16.40	$ 15.08	$ 13.22	$ 11.70
Total Return A, B	(44.43)%	14.64%	17.20%	13.40%	12.83%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.28%	1.41%	1.50%	3.39%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.30%	1.50%
Expenses net of all reductions	1.25%	1.24%	1.24%	1.26%	1.47%
Net investment income (loss)	1.21%	.85%	.54%	.48%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,864	$ 67,434	$ 15,398	$ 7,121	$ 4,000
Portfolio turnover rate E	74%	76%	91%	86%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.839 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.30	$ 14.99	$ 13.14	$ 11.67	$ 10.36
Income from Investment Operations
Net investment income (loss) C	.13	.09	.04	.03	(.02)
Net realized and unrealized gain (loss)	(7.06)	1.97	2.15	1.48	1.33
Total from investment operations	(6.93)	2.06	2.19	1.51	1.31
Distributions from net investment income	(.07)	(.04)	(.01)	(.03)	-
Distributions from net realized gain	(.72)	(.71)	(.33)	(.01)	-
Total distributions	(.79) G	(.75)	(.34)	(.04)	-
Net asset value, end of period	$ 8.58	$ 16.30	$ 14.99	$ 13.14	$ 11.67
Total Return A, B	(44.57)%	14.31%	16.93%	12.96%	12.64%
Ratios to Average Net Assets D, F
Expenses before reductions	1.49%	1.53%	1.65%	1.72%	3.30%
Expenses net of fee waivers, if any	1.49%	1.50%	1.50%	1.55%	1.75%
Expenses net of all reductions	1.49%	1.49%	1.49%	1.51%	1.72%
Net investment income (loss)	.97%	.60%	.29%	.23%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,720	$ 50,998	$ 30,607	$ 21,580	$ 13,340
Portfolio turnover rate E	74%	76%	91%	86%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.790 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.07	$ 14.81	$ 12.99	$ 11.59	$ 10.34
Income from Investment Operations
Net investment income (loss) C	.06	.01	(.03)	(.03)	(.07)
Net realized and unrealized gain (loss)	(6.96)	1.95	2.13	1.46	1.32
Total from investment operations	(6.90)	1.96	2.10	1.43	1.25
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	(.70)	(.70)	(.28)	(.01)	-
Total distributions	(.70) G	(.70)	(.28)	(.03)	-
Net asset value, end of period	$ 8.47	$ 16.07	$ 14.81	$ 12.99	$ 11.59
Total Return A, B	(44.80)%	13.74%	16.38%	12.35%	12.09%
Ratios to Average Net Assets D, F
Expenses before reductions	2.03%	2.10%	2.23%	2.31%	4.33%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.05%	2.25%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.01%	2.22%
Net investment income (loss)	.45%	.10%	(.21)%	(.27)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,615	$ 6,734	$ 5,734	$ 4,240	$ 2,560
Portfolio turnover rate E	74%	76%	91%	86%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.698 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.698 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 14.80	$ 12.99	$ 11.58	$ 10.34
Income from Investment Operations
Net investment income (loss) C	.06	.02	(.03)	(.03)	(.07)
Net realized and unrealized gain (loss)	(6.95)	1.93	2.13	1.47	1.31
Total from investment operations	(6.89)	1.95	2.10	1.44	1.24
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	(.71)	(.71)	(.29)	(.01)	-
Total distributions	(.71) G	(.71)	(.29)	(.03)	-
Net asset value, end of period	$ 8.44	$ 16.04	$ 14.80	$ 12.99	$ 11.58
Total Return A, B	(44.84)%	13.69%	16.38%	12.45%	11.99%
Ratios to Average Net Assets D, F
Expenses before reductions	2.03%	2.09%	2.22%	2.30%	4.39%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.05%	2.25%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.01%	2.22%
Net investment income (loss)	.45%	.10%	(.21)%	(.27)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,358	$ 9,718	$ 7,004	$ 3,892	$ 1,815
Portfolio turnover rate E	74%	76%	91%	86%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.712 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.712 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.51	$ 15.17	$ 13.28	$ 11.75	$ 10.38
Income from Investment Operations
Net investment income (loss) B	.20	.17	.11	.09	.04
Net realized and unrealized gain (loss)	(7.13)	1.99	2.18	1.49	1.33
Total from investment operations	(6.93)	2.16	2.29	1.58	1.37
Distributions from net investment income	(.15)	(.11)	(.07)	(.04)	-
Distributions from net realized gain	(.72)	(.71)	(.33)	(.01)	-
Total distributions	(.88) F	(.82)	(.40)	(.05)	-
Net asset value, end of period	$ 8.70	$ 16.51	$ 15.17	$ 13.28	$ 11.75
Total Return A	(44.24)%	14.89%	17.58%	13.47%	13.20%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.00%	1.04%	1.14%	3.41%
Expenses net of fee waivers, if any	.98%	1.00%	1.00%	1.06%	1.25%
Expenses net of all reductions	.97%	.99%	.99%	1.02%	1.22%
Net investment income (loss)	1.48%	1.10%	.79%	.72%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,021	$ 6,833	$ 2,201	$ 1,857	$ 1,282
Portfolio turnover rate D	74%	76%	91%	86%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.876 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B,Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions, foreign currency transactions, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,890,554
Unrealized depreciation	(27,857,453)
Net unrealized appreciation (depreciation)	(24,966,899)
Undistributed ordinary income	873,759
Capital loss carryforward	(22,284,598)

Cost for federal income tax purposes	$ 94,511,354

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 2,867,867	$ 546,132
Long-term Capital Gains	4,199,206	2,737,659
Total	$ 7,067,073	$ 3,283,791

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $82,754,329 and $94,775,000, respectively.

The Fund realized a gain and loss of $456 and $400, respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $400 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on June 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in May 2008. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 139,289	$ 46,189
Class T	.25%	.25%	195,886	584
Class B	.75%	.25%	48,209	36,405
Class C	.75%	.25%	76,555	16,399
			$ 459,939	$ 99,577

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,345
Class T	3,849
Class B*	9,524
Class C*	1,335
$ 29,053

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 166,772.30
Class T	105,995.27
Class B	14,887.31
Class C	23,677.31
Institutional Class	11,015.26
	$ 322,346

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,221 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $230 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

8. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $32,617.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 5,942
Class B	2.00%	1,334
Class C	2.00%	1,706
		$ 8,982

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $299 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 2,563
Institutional Class	34
$ 2,597

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,965, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2008	2007
From net investment income
Class A	$ 490,285	$ 95,578
Class T	212,605	84,209
Institutional Class	63,846	23,734
Total	$ 766,736	$ 203,521
From net realized gain
Class A	$ 3,025,522	$ 798,354
Class T	2,257,342	1,494,717
Class B	289,371	288,272
Class C	428,772	347,113
Institutional Class	299,330	151,814
Total	$ 6,300,337	$ 3,080,270

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2008	2007	2008	2007
Class A
Shares sold	1,245,560	3,695,755	$ 16,725,742	$ 57,509,722
Reinvestment of distributions	229,648	58,930	3,435,527	865,688
Shares redeemed	(1,548,314)	(663,449)	(19,906,953)	(10,352,319)
Net increase (decrease)	(73,106)	3,091,236	$ 254,316	$ 48,023,091
Class T
Shares sold	361,529	1,421,685	$ 4,866,864	$ 21,932,526
Reinvestment of distributions	159,872	102,412	2,383,698	1,498,284
Shares redeemed	(1,003,715)	(437,693)	(12,646,744)	(6,887,915)
Net increase (decrease)	(482,314)	1,086,404	$ (5,396,182)	$ 16,542,895
Class B
Shares sold	50,111	214,346	$ 663,922	$ 3,232,327
Reinvestment of distributions	18,065	18,230	266,998	264,152
Shares redeemed	(178,297)	(200,858)	(2,254,840)	(3,047,563)
Net increase (decrease)	(110,121)	31,718	$ (1,323,920)	$ 448,916
Class C
Shares sold	244,483	300,918	$ 2,743,844	$ 4,603,445
Reinvestment of distributions	26,400	22,867	388,869	330,886
Shares redeemed	(241,995)	(191,479)	(2,982,122)	(2,915,876)
Net increase (decrease)	28,888	132,306	$ 150,591	$ 2,018,455
Institutional Class
Shares sold	113,327	592,099	$ 1,524,666	$ 9,392,137
Reinvestment of distributions	23,109	11,218	347,565	165,468
Shares redeemed	(317,920)	(334,584)	(4,171,084)	(5,457,124)
Net increase (decrease)	(181,484)	268,733	$ (2,298,853)	$ 4,100,481

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class A designates 67%; Class T designates 78%; Class B designates 100%; and Class C designates 100% of the dividends distributed in December 2007 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 71%; Class T designates 83%; Class B designates 100%; and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Leaders Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Leaders Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that, on May 16, 2007, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on June 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2007, the total expenses of each of Class C and Institutional Class ranked equal to its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments
Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

AVLF-UANN-1208
1.793576.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Value Leaders
Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-44.24%	-0.65%	0.08%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Institutional Class on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of Fidelity® Advisor Value Leaders Fund

The U.S. equity markets quaked under the rising pressure of a global credit crisis during the 12 months ending October 31, 2008. As home values sunk, credit availability decreased and liquidity became increasingly scarce, the Standard & Poor's 500SM Index fell 36.10%. All 10 sectors in the S&P 500® were negative, led by a roughly 52% decline in financials. Information technology and materials both fell more than 40%, while the historically defensive consumer staples and health care sectors performed the best, dropping slightly more than 11% and 23%, respectively. In the last two months of the period, the U.S. economy took a turn for the worse, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the U.S. government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October, on top of the other rate cuts during the year, leaving it at 1.00%. The markets continued to perform erratically, however, and the U.S. unemployment rate reached a 14-year high in the last month of the period. The Dow Jones Industrial AverageSM declined 31.24% for the 12-month period - including its worst single-day point loss in September - while the technology-heavy NASDAQ Composite® Index dropped 39.35%.

For the 12-month period ending October 31, 2008, the fund's Institutional Class shares returned -44.24%, significantly underperforming the -36.80% return of the Russell 1000® Value Index. I misjudged how deep and severe the economic slowdown would become, and that misjudgment led to some poor stock picking on my part. Top detractors included financial companies that didn't survive the credit crisis, such as investment company Lehman Brothers and banking firm Wachovia, or were transformed by it, such as insurer American International Group (AIG) and mortgage lender Fannie Mae. Underweighting Exxon Mobil and Chevron, two large oil companies whose stocks declined less than the overall index, also detracted. By period end, the fund no longer owned AIG, Lehman or Fannie. On the positive side, overweighting JPMorgan Chase aided performance because its stock fell modestly while most financial services firms suffered significant declines. Underweighting Sprint Nextel and selling our shares early in the period also helped results, as the cellular service provider later declined sharply. Property and casualty insurer ACE Ltd. benefited from AIG's woes, taking business from its larger competitor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.25%
Actual		$ 1,000.00	$ 620.40	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Class T	1.46%
Actual		$ 1,000.00	$ 619.50	$ 5.94
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.41
Class B	2.00%
Actual		$ 1,000.00	$ 618.20	$ 8.14
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	2.00%
Actual		$ 1,000.00	$ 617.90	$ 8.13
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Institutional Class	.97%
Actual		$ 1,000.00	$ 621.40	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.93

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.3	3.3
Bank of America Corp.	4.6	4.2
Exxon Mobil Corp.	3.5	2.6
AT&T, Inc.	3.4	3.7
ConocoPhillips	2.3	4.9
Chevron Corp.	2.2	0.0
Verizon Communications, Inc.	2.2	2.1
General Electric Co.	1.9	2.6
Procter & Gamble Co.	1.8	1.8
Bank of New York Mellon Corp.	1.7	0.0
	28.9
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	30.6
Energy	15.8	18.4
Health Care	10.9	5.7
Consumer Discretionary	9.0	7.6
Industrials	8.5	8.7
Asset Allocation (% of fund's net assets)
As of October 31, 2008 *		As of April 30, 2008 **
	Stocks and Investment Companies 99.7%		Stocks and Investment Companies 98.3%
	Convertible Securities 0.1%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	11.4%	** Foreign investments	12.5%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 9.0%
Auto Components - 0.4%
Johnson Controls, Inc.	14,200	$ 251,766
Automobiles - 0.2%
Renault SA	3,700	113,397
Diversified Consumer Services - 0.5%
H&R Block, Inc.	18,300	360,876
Household Durables - 2.7%
Black & Decker Corp.	6,700	339,154
Centex Corp.	41,900	513,275
KB Home (d)	41,200	687,628
Pulte Homes, Inc.	14,600	162,644
Whirlpool Corp.	3,100	144,615
		1,847,316
Leisure Equipment & Products - 0.1%
Brunswick Corp.	10,400	36,088
Media - 1.9%
Comcast Corp.:
Class A	25,500	401,880
Class A (special) (non-vtg.)	1,400	21,588
News Corp. Class A	32,700	347,928
Time Warner, Inc.	52,000	524,680
		1,296,076
Specialty Retail - 3.1%
Advance Auto Parts, Inc.	6,900	215,280
Home Depot, Inc.	12,050	284,260
Lowe's Companies, Inc.	17,000	368,900
PetSmart, Inc.	8,600	169,334
Ross Stores, Inc.	11,400	372,666
Staples, Inc.	29,400	571,242
Williams-Sonoma, Inc.	15,700	129,996
		2,111,678
Textiles, Apparel & Luxury Goods - 0.1%
Liz Claiborne, Inc.	11,000	89,650
TOTAL CONSUMER DISCRETIONARY		6,106,847
CONSUMER STAPLES - 8.4%
Beverages - 1.0%
Anheuser-Busch Companies, Inc.	4,300	266,729
Carlsberg AS Series B	2,700	106,294
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Molson Coors Brewing Co. Class B	5,900	$ 220,424
The Coca-Cola Co.	2,200	96,932
		690,379
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	14,800	453,620
Kroger Co.	12,500	343,250
Sysco Corp.	8,700	227,940
Winn-Dixie Stores, Inc. (a)	21,100	316,922
		1,341,732
Food Products - 1.9%
Cermaq ASA	12,600	49,505
Marine Harvest ASA (a)(d)	298,000	48,135
Nestle SA (Reg.)	28,629	1,113,056
Tyson Foods, Inc. Class A	10,900	95,266
		1,305,962
Household Products - 2.2%
Energizer Holdings, Inc. (a)	4,700	229,642
Procter & Gamble Co.	18,800	1,213,352
		1,442,994
Tobacco - 1.3%
Altria Group, Inc.	17,900	343,501
British American Tobacco PLC sponsored ADR	9,900	538,164
		881,665
TOTAL CONSUMER STAPLES		5,662,732
ENERGY - 15.8%
Energy Equipment & Services - 2.2%
ENSCO International, Inc.	4,700	178,647
Nabors Industries Ltd. (a)	35,368	508,592
National Oilwell Varco, Inc. (a)	13,764	411,406
Petroleum Geo-Services ASA (a)	9,600	47,802
Weatherford International Ltd. (a)	20,800	351,104
		1,497,551
Oil, Gas & Consumable Fuels - 13.6%
Chesapeake Energy Corp.	30,600	672,282
Chevron Corp.	20,200	1,506,920
ConocoPhillips	30,200	1,571,004
EOG Resources, Inc.	3,200	258,944
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	31,770	$ 2,354,792
Hess Corp.	4,400	264,924
Occidental Petroleum Corp.	17,600	977,504
Petrohawk Energy Corp. (a)	14,700	278,565
Plains Exploration & Production Co. (a)	6,300	177,660
Quicksilver Resources, Inc. (a)	15,800	165,426
Range Resources Corp.	2,900	122,438
Ultra Petroleum Corp. (a)	12,400	577,220
Uranium One, Inc. (a)	16,100	13,619
Valero Energy Corp.	11,000	226,380
		9,167,678
TOTAL ENERGY		10,665,229
FINANCIALS - 28.2%
Capital Markets - 7.2%
Bank of New York Mellon Corp.	35,600	1,160,560
Charles Schwab Corp.	22,700	434,024
Franklin Resources, Inc.	7,000	476,000
Goldman Sachs Group, Inc.	4,500	416,250
Julius Baer Holding AG	5,612	219,439
KKR Private Equity Investors, LP (a)	26,683	131,547
KKR Private Equity Investors, LP Restricted Depositary Units (a)(e)	1,300	6,409
Merrill Lynch & Co., Inc.	32,400	602,316
Morgan Stanley	20,300	354,641
State Street Corp.	16,000	693,600
T. Rowe Price Group, Inc. (d)	9,200	363,768
		4,858,554
Commercial Banks - 4.2%
Associated Banc-Corp.	5,505	121,440
Fifth Third Bancorp (d)	15,100	163,835
Huntington Bancshares, Inc.	51,300	484,785
National City Corp.	27,100	73,170
PNC Financial Services Group, Inc.	6,900	460,023
SunTrust Banks, Inc.	3,200	128,448
Wachovia Corp.	42,200	270,502
Wells Fargo & Co.	20,900	711,645
Zions Bancorp (d)	10,900	415,399
		2,829,247
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.9%
Capital One Financial Corp.	11,100	$ 434,232
Discover Financial Services	13,700	167,825
		602,057
Diversified Financial Services - 10.2%
Bank of America Corp.	128,614	3,108,600
CIT Group, Inc. (d)	24,200	100,188
JPMorgan Chase & Co.	86,540	3,569,775
KKR Financial Holdings LLC	31,000	119,660
		6,898,223
Insurance - 4.3%
ACE Ltd.	15,300	877,608
Argo Group International Holdings, Ltd. (a)	6,291	200,683
Everest Re Group Ltd.	7,900	590,130
Genworth Financial, Inc. Class A (non-vtg.)	14,800	71,632
Hartford Financial Services Group, Inc.	11,350	117,132
Loews Corp.	6,700	222,507
MetLife, Inc.	12,300	408,606
Montpelier Re Holdings Ltd.	7,400	105,894
PartnerRe Ltd.	1,700	115,073
XL Capital Ltd. Class A	19,100	185,270
		2,894,535
Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.	4,600	319,792
CapitalSource, Inc.	23,800	176,120
General Growth Properties, Inc.	22,250	92,115
Simon Property Group, Inc.	1,800	120,654
		708,681
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	43,000	301,430
TOTAL FINANCIALS		19,092,727
HEALTH CARE - 10.9%
Biotechnology - 2.2%
Amgen, Inc. (a)	17,700	1,060,053
Biogen Idec, Inc. (a)	5,100	217,005
Cephalon, Inc. (a)	2,500	179,300
		1,456,358
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 2.8%
Baxter International, Inc.	6,300	$ 381,087
Boston Scientific Corp. (a)	35,400	319,662
Covidien Ltd.	18,575	822,687
Medtronic, Inc.	9,600	387,168
		1,910,604
Health Care Providers & Services - 0.9%
Brookdale Senior Living, Inc.	14,100	121,542
UnitedHealth Group, Inc.	19,300	457,989
		579,531
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. (a)	4,750	192,850
Pharmaceuticals - 4.7%
Allergan, Inc.	4,400	174,548
Bristol-Myers Squibb Co.	8,739	179,586
Johnson & Johnson	6,400	392,576
Merck & Co., Inc.	36,800	1,138,960
Pfizer, Inc.	30,900	547,239
Sepracor, Inc. (a)	11,870	158,108
Wyeth	18,850	606,593
		3,197,610
TOTAL HEALTH CARE		7,336,953
INDUSTRIALS - 8.5%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	25,440	774,648
Raytheon Co.	8,100	413,991
The Boeing Co.	4,100	214,307
United Technologies Corp.	3,400	186,864
		1,589,810
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	8,000	422,240
Airlines - 0.2%
Delta Air Lines, Inc. (a)(d)	11,700	128,466
Building Products - 0.8%
Masco Corp.	37,850	384,178
Owens Corning (a)	9,500	149,435
		533,613
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.6%
Allied Waste Industries, Inc. (a)	27,400	$ 285,508
The Brink's Co.	2,550	123,650
		409,158
Electrical Equipment - 0.2%
SolarWorld AG	4,700	118,457
Industrial Conglomerates - 2.5%
General Electric Co.	66,880	1,304,829
Siemens AG sponsored ADR	6,700	403,005
		1,707,834
Machinery - 1.0%
Cummins, Inc.	6,000	155,100
Illinois Tool Works, Inc.	4,900	163,611
Ingersoll-Rand Co. Ltd. Class A	10,200	188,190
Sulzer AG (Reg.)	2,575	151,995
		658,896
Road & Rail - 0.2%
Con-way, Inc.	4,800	163,392
TOTAL INDUSTRIALS		5,731,866
INFORMATION TECHNOLOGY - 6.2%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	25,600	454,912
Motorola, Inc.	26,400	141,768
		596,680
Computers & Peripherals - 1.9%
Hewlett-Packard Co.	16,850	645,018
International Business Machines Corp.	4,100	381,177
NCR Corp. (a)	15,800	288,824
		1,315,019
Electronic Equipment & Components - 1.3%
Amphenol Corp. Class A	1,900	54,435
Arrow Electronics, Inc. (a)	10,500	183,225
Avnet, Inc. (a)	18,400	308,016
Flextronics International Ltd. (a)	28,100	117,458
Tyco Electronics Ltd.	12,175	236,682
		899,816
Internet Software & Services - 0.3%
VeriSign, Inc. (a)	9,600	203,520
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 0.2%
The Western Union Co.	7,000	$ 106,820
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc.	21,000	271,110
ASML Holding NV (NY Shares)	6,000	105,300
Atmel Corp. (a)	31,050	128,858
Lam Research Corp. (a)	9,000	201,240
Maxim Integrated Products, Inc.	8,900	121,040
MEMC Electronic Materials, Inc. (a)	4,300	79,034
Novellus Systems, Inc. (a)	11,000	173,800
ON Semiconductor Corp. (a)	4,500	22,995
		1,103,377
TOTAL INFORMATION TECHNOLOGY		4,225,232
MATERIALS - 2.0%
Chemicals - 0.3%
Albemarle Corp.	9,000	219,150
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	6,600	151,008
Temple-Inland, Inc.	8,600	50,998
		202,006
Metals & Mining - 1.4%
Agnico-Eagle Mines Ltd.	2,800	77,233
Alcoa, Inc.	7,000	80,570
ArcelorMittal SA (NY Shares) Class A	7,100	186,375
Freeport-McMoRan Copper & Gold, Inc. Class B	6,200	180,420
Lihir Gold Ltd. (a)	50,080	62,456
Newcrest Mining Ltd.	10,863	149,249
Randgold Resources Ltd. sponsored ADR	5,700	176,757
		913,060
TOTAL MATERIALS		1,334,216
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 6.1%
AT&T, Inc.	86,237	2,308,564
Cincinnati Bell, Inc. (a)	61,900	147,941
Qwest Communications International, Inc.	65,200	186,472
Verizon Communications, Inc.	49,150	1,458,281
		4,101,258
Common Stocks - continued
	Shares	Value
UTILITIES - 4.4%
Electric Utilities - 2.4%
Edison International	7,600	$ 270,484
Entergy Corp.	9,900	772,695
Exelon Corp.	7,200	390,528
PPL Corp.	6,300	206,766
		1,640,473
Independent Power Producers & Energy Traders - 0.9%
AES Corp. (a)	20,900	166,573
NRG Energy, Inc. (a)	13,100	304,575
Reliant Energy, Inc. (a)	21,500	112,875
		584,023
Multi-Utilities - 1.1%
CMS Energy Corp.	21,500	220,375
Sempra Energy	7,300	310,907
Wisconsin Energy Corp.	5,800	252,300
		783,582
TOTAL UTILITIES		3,008,078
TOTAL COMMON STOCKS (Cost $89,838,469)		67,265,138
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.1%
Fifth Third Bancorp 8.50%	400	40,096
Diversified Financial Services - 0.0%
CIT Group, Inc. Series C, 8.75%	1,000	20,900
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $88,126)		60,996
Investment Companies - 0.2%

Ares Capital Corp. (Cost $302,811)	17,867	140,435
Money Market Funds - 3.1%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	435,986	$ 435,986
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	1,641,900	1,641,900
TOTAL MONEY MARKET FUNDS (Cost $2,077,886)		2,077,886
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $92,307,292)		69,544,455
NET OTHER ASSETS - (2.9)%		(1,965,650)
NET ASSETS - 100%		$ 67,578,805
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,409 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,028
Fidelity Securities Lending Cash Central Fund	32,617
Total	$ 59,645
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.6%
Switzerland	3.4%
Bermuda	3.3%
United Kingdom	1.3%
Canada	1.0%
Others (individually less than 1%)	2.4%
100.0%
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $22,284,598 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,683,041) - See accompanying schedule: Unaffiliated issuers (cost $90,229,406)	$ 67,466,569
Fidelity Central Funds (cost $2,077,886)	2,077,886
Total Investments (cost $92,307,292)		$ 69,544,455
Cash		400
Foreign currency held at value (cost $14,236)		14,183
Receivable for investments sold		601,129
Receivable for fund shares sold		45,382
Dividends receivable		137,124
Distributions receivable from Fidelity Central Funds		6,237
Prepaid expenses		36
Receivable from investment adviser for expense reductions		193
Other receivables		39
Total assets		70,349,178

Liabilities
Payable for investments purchased	$ 815,600
Payable for fund shares redeemed	205,919
Accrued management fee	20,318
Distribution fees payable	23,442
Other affiliated payables	24,922
Other payables and accrued expenses	38,272
Collateral on securities loaned, at value	1,641,900
Total liabilities		2,770,373

Net Assets		$ 67,578,805
Net Assets consist of:
Paid in capital		$ 113,956,543
Undistributed net investment income		873,758
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,487,430)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(22,764,066)
Net Assets		$ 67,578,805

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($34,864,133 ÷ 4,038,992 shares)	$ 8.63

Maximum offering price per share (100/94.25 of $8.63)	$ 9.16
Class T: Net Asset Value and redemption price per share ($22,720,385 ÷ 2,646,585 shares)	$ 8.58

Maximum offering price per share (100/96.50 of $8.58)	$ 8.89
Class B: Net Asset Value and offering price per share ($2,614,941 ÷ 308,773 shares)A	$ 8.47

Class C: Net Asset Value and offering price per share ($5,358,395 ÷ 634,582 shares)A	$ 8.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,020,951 ÷ 232,405 shares)	$ 8.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 2,665,835
Interest		334
Income from Fidelity Central Funds		59,645
Total income		2,725,814

Expenses
Management fee Basic fee	$ 621,629
Performance adjustment	(28,232)
Transfer agent fees	322,346
Distribution fees	459,939
Accounting and security lending fees	43,888
Custodian fees and expenses	23,787
Independent trustees' compensation	503
Registration fees	57,847
Audit	48,899
Legal	594
Miscellaneous	22,814
Total expenses before reductions	1,574,014
Expense reductions	(11,878)	1,562,136
Net investment income (loss)		1,163,678
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,293,811)
Payment from investment advisor for loss on investment not meeting investment restrictions	400
Investments not meeting investment restrictions	56
Foreign currency transactions	(7,157)
Total net realized gain (loss)		(24,300,512)
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,318,787)
Assets and liabilities in foreign currencies	(1,368)
Total change in net unrealized appreciation (depreciation)		(35,320,155)
Net gain (loss)		(59,620,667)
Net increase (decrease) in net assets resulting from operations		$ (58,456,989)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,163,678	$ 708,191
Net realized gain (loss)	(24,300,512)	7,019,812
Change in net unrealized appreciation (depreciation)	(35,320,155)	5,194,437
Net increase (decrease) in net assets resulting from operations	(58,456,989)	12,922,440
Distributions to shareholders from net investment income	(766,736)	(203,521)
Distributions to shareholders from net realized gain	(6,300,337)	(3,080,270)
Total distributions	(7,067,073)	(3,283,791)
Share transactions - net increase (decrease)	(8,614,048)	71,133,838
Total increase (decrease) in net assets	(74,138,110)	80,772,487

Net Assets
Beginning of period	141,716,915	60,944,428
End of period (including undistributed net investment income of $873,758 and undistributed net investment income of $592,692, respectively)	$ 67,578,805	$ 141,716,915

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 15.08	$ 13.22	$ 11.70	$ 10.37
Income from Investment Operations
Net investment income (loss) C	.16	.13	.08	.06	.01
Net realized and unrealized gain (loss)	(7.09)	1.99	2.15	1.51	1.32
Total from investment operations	(6.93)	2.12	2.23	1.57	1.33
Distributions from net investment income	(.12)	(.09)	(.04)	(.04)	-
Distributions from net realized gain	(.72)	(.71)	(.33)	(.01)	-
Total distributions	(.84) G	(.80)	(.37)	(.05)	-
Net asset value, end of period	$ 8.63	$ 16.40	$ 15.08	$ 13.22	$ 11.70
Total Return A, B	(44.43)%	14.64%	17.20%	13.40%	12.83%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.28%	1.41%	1.50%	3.39%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.30%	1.50%
Expenses net of all reductions	1.25%	1.24%	1.24%	1.26%	1.47%
Net investment income (loss)	1.21%	.85%	.54%	.48%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,864	$ 67,434	$ 15,398	$ 7,121	$ 4,000
Portfolio turnover rate E	74%	76%	91%	86%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.839 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.30	$ 14.99	$ 13.14	$ 11.67	$ 10.36
Income from Investment Operations
Net investment income (loss) C	.13	.09	.04	.03	(.02)
Net realized and unrealized gain (loss)	(7.06)	1.97	2.15	1.48	1.33
Total from investment operations	(6.93)	2.06	2.19	1.51	1.31
Distributions from net investment income	(.07)	(.04)	(.01)	(.03)	-
Distributions from net realized gain	(.72)	(.71)	(.33)	(.01)	-
Total distributions	(.79) G	(.75)	(.34)	(.04)	-
Net asset value, end of period	$ 8.58	$ 16.30	$ 14.99	$ 13.14	$ 11.67
Total Return A, B	(44.57)%	14.31%	16.93%	12.96%	12.64%
Ratios to Average Net Assets D, F
Expenses before reductions	1.49%	1.53%	1.65%	1.72%	3.30%
Expenses net of fee waivers, if any	1.49%	1.50%	1.50%	1.55%	1.75%
Expenses net of all reductions	1.49%	1.49%	1.49%	1.51%	1.72%
Net investment income (loss)	.97%	.60%	.29%	.23%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,720	$ 50,998	$ 30,607	$ 21,580	$ 13,340
Portfolio turnover rate E	74%	76%	91%	86%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.790 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.07	$ 14.81	$ 12.99	$ 11.59	$ 10.34
Income from Investment Operations
Net investment income (loss) C	.06	.01	(.03)	(.03)	(.07)
Net realized and unrealized gain (loss)	(6.96)	1.95	2.13	1.46	1.32
Total from investment operations	(6.90)	1.96	2.10	1.43	1.25
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	(.70)	(.70)	(.28)	(.01)	-
Total distributions	(.70) G	(.70)	(.28)	(.03)	-
Net asset value, end of period	$ 8.47	$ 16.07	$ 14.81	$ 12.99	$ 11.59
Total Return A, B	(44.80)%	13.74%	16.38%	12.35%	12.09%
Ratios to Average Net Assets D, F
Expenses before reductions	2.03%	2.10%	2.23%	2.31%	4.33%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.05%	2.25%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.01%	2.22%
Net investment income (loss)	.45%	.10%	(.21)%	(.27)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,615	$ 6,734	$ 5,734	$ 4,240	$ 2,560
Portfolio turnover rate E	74%	76%	91%	86%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.698 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.698 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 14.80	$ 12.99	$ 11.58	$ 10.34
Income from Investment Operations
Net investment income (loss) C	.06	.02	(.03)	(.03)	(.07)
Net realized and unrealized gain (loss)	(6.95)	1.93	2.13	1.47	1.31
Total from investment operations	(6.89)	1.95	2.10	1.44	1.24
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	(.71)	(.71)	(.29)	(.01)	-
Total distributions	(.71) G	(.71)	(.29)	(.03)	-
Net asset value, end of period	$ 8.44	$ 16.04	$ 14.80	$ 12.99	$ 11.58
Total Return A, B	(44.84)%	13.69%	16.38%	12.45%	11.99%
Ratios to Average Net Assets D, F
Expenses before reductions	2.03%	2.09%	2.22%	2.30%	4.39%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.05%	2.25%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.01%	2.22%
Net investment income (loss)	.45%	.10%	(.21)%	(.27)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,358	$ 9,718	$ 7,004	$ 3,892	$ 1,815
Portfolio turnover rate E	74%	76%	91%	86%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.712 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.712 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.51	$ 15.17	$ 13.28	$ 11.75	$ 10.38
Income from Investment Operations
Net investment income (loss) B	.20	.17	.11	.09	.04
Net realized and unrealized gain (loss)	(7.13)	1.99	2.18	1.49	1.33
Total from investment operations	(6.93)	2.16	2.29	1.58	1.37
Distributions from net investment income	(.15)	(.11)	(.07)	(.04)	-
Distributions from net realized gain	(.72)	(.71)	(.33)	(.01)	-
Total distributions	(.88) F	(.82)	(.40)	(.05)	-
Net asset value, end of period	$ 8.70	$ 16.51	$ 15.17	$ 13.28	$ 11.75
Total Return A	(44.24)%	14.89%	17.58%	13.47%	13.20%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.00%	1.04%	1.14%	3.41%
Expenses net of fee waivers, if any	.98%	1.00%	1.00%	1.06%	1.25%
Expenses net of all reductions	.97%	.99%	.99%	1.02%	1.22%
Net investment income (loss)	1.48%	1.10%	.79%	.72%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,021	$ 6,833	$ 2,201	$ 1,857	$ 1,282
Portfolio turnover rate D	74%	76%	91%	86%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.876 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B,Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions, foreign currency transactions, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,890,554
Unrealized depreciation	(27,857,453)
Net unrealized appreciation (depreciation)	(24,966,899)
Undistributed ordinary income	873,759
Capital loss carryforward	(22,284,598)

Cost for federal income tax purposes	$ 94,511,354

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 2,867,867	$ 546,132
Long-term Capital Gains	4,199,206	2,737,659
Total	$ 7,067,073	$ 3,283,791

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $82,754,329 and $94,775,000, respectively.

The Fund realized a gain and loss of $456 and $400, respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $400 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on June 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in May 2008. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 139,289	$ 46,189
Class T	.25%	.25%	195,886	584
Class B	.75%	.25%	48,209	36,405
Class C	.75%	.25%	76,555	16,399
			$ 459,939	$ 99,577

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,345
Class T	3,849
Class B*	9,524
Class C*	1,335
$ 29,053

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 166,772.30
Class T	105,995.27
Class B	14,887.31
Class C	23,677.31
Institutional Class	11,015.26
	$ 322,346

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,221 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $230 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

8. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $32,617.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 5,942
Class B	2.00%	1,334
Class C	2.00%	1,706
		$ 8,982

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $299 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 2,563
Institutional Class	34
$ 2,597

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,965, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2008	2007
From net investment income
Class A	$ 490,285	$ 95,578
Class T	212,605	84,209
Institutional Class	63,846	23,734
Total	$ 766,736	$ 203,521
From net realized gain
Class A	$ 3,025,522	$ 798,354
Class T	2,257,342	1,494,717
Class B	289,371	288,272
Class C	428,772	347,113
Institutional Class	299,330	151,814
Total	$ 6,300,337	$ 3,080,270

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2008	2007	2008	2007
Class A
Shares sold	1,245,560	3,695,755	$ 16,725,742	$ 57,509,722
Reinvestment of distributions	229,648	58,930	3,435,527	865,688
Shares redeemed	(1,548,314)	(663,449)	(19,906,953)	(10,352,319)
Net increase (decrease)	(73,106)	3,091,236	$ 254,316	$ 48,023,091
Class T
Shares sold	361,529	1,421,685	$ 4,866,864	$ 21,932,526
Reinvestment of distributions	159,872	102,412	2,383,698	1,498,284
Shares redeemed	(1,003,715)	(437,693)	(12,646,744)	(6,887,915)
Net increase (decrease)	(482,314)	1,086,404	$ (5,396,182)	$ 16,542,895
Class B
Shares sold	50,111	214,346	$ 663,922	$ 3,232,327
Reinvestment of distributions	18,065	18,230	266,998	264,152
Shares redeemed	(178,297)	(200,858)	(2,254,840)	(3,047,563)
Net increase (decrease)	(110,121)	31,718	$ (1,323,920)	$ 448,916
Class C
Shares sold	244,483	300,918	$ 2,743,844	$ 4,603,445
Reinvestment of distributions	26,400	22,867	388,869	330,886
Shares redeemed	(241,995)	(191,479)	(2,982,122)	(2,915,876)
Net increase (decrease)	28,888	132,306	$ 150,591	$ 2,018,455
Institutional Class
Shares sold	113,327	592,099	$ 1,524,666	$ 9,392,137
Reinvestment of distributions	23,109	11,218	347,565	165,468
Shares redeemed	(317,920)	(334,584)	(4,171,084)	(5,457,124)
Net increase (decrease)	(181,484)	268,733	$ (2,298,853)	$ 4,100,481

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Institutional Class designates 61% of the dividends distributed in December 2007 as indicated in the Corporate Qualifying memo distributed by the Tax department during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 65% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	8,514,961,004.35	97.348
Withheld	231,994,591.94	2.652
TOTAL	8,746,955,596.29	100.000
Dennis J. Dirks
Affirmative	8,525,899,114.46	97.473
Withheld	221,056,481.83	2.527
TOTAL	8,746,955,596.29	100.000
Edward C. Johnson 3d
Affirmative	8,497,196,105.85	97.145
Withheld	249,759,490.44	2.855
TOTAL	8,746,955,596.29	100.000
Alan J. Lacy
Affirmative	8,522,858,760.40	97.438
Withheld	224,096,835.89	2.562
TOTAL	8,746,955,596.29	100.000
Ned C. Lautenbach
Affirmative	8,523,008,335.52	97.440
Withheld	223,947,260.77	2.560
TOTAL	8,746,955,596.29	100.000
Joseph Mauriello
Affirmative	8,524,890,199.58	97.461
Withheld	222,065,396.71	2.539
TOTAL	8,746,955,596.29	100.000
Cornelia M. Small
Affirmative	8,525,649,323.51	97.470
Withheld	221,306,272.78	2.530
TOTAL	8,746,955,596.29	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	8,514,682,431.03	97.345
Withheld	232,273,165.26	2.655
TOTAL	8,746,955,596.29	100.000
David M. Thomas
Affirmative	8,526,972,729.02	97.485
Withheld	219,982,867.27	2.515
TOTAL	8,746,955,596.29	100.000
Michael E. Wiley
Affirmative	8,523,710,850.33	97.448
Withheld	223,244,745.96	2.552
TOTAL	8,746,955,596.29	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VIII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,574,398,791.46	52.297
Against	2,140,778,913.08	24.475
Abstain	230,752,610.67	2.638
Broker Non-Votes	1,801,025,281.08	20.590
TOTAL	8,746,955,596.29	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Leaders Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Leaders Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that, on May 16, 2007, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on June 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2007, the total expenses of each of Class C and Institutional Class ranked equal to its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments
Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

AVLFI-UANN-1208
1.793580.105

Item 2. Code of Ethics

As of the end of the period, October 31, 2008, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Advisor International Capital Appreciation Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$42,000	$-	$6,600	$-
Fidelity Advisor Europe Capital Appreciation Fund	$38,000	$-	$5,600	$-
Fidelity Advisor International Capital Appreciation Fund	$51,000	$-	$6,600	$-

October 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$43,000	$-	$6,200	$-
Fidelity Advisor Europe Capital Appreciation Fund	$39,000	$-	$5,200	$-
Fidelity Advisor International Capital Appreciation Fund	$51,000	$-	$6,200	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Value Leaders Fund (the "Funds"):

Services Billed by PwC

October 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$68,000	$-	$20,100	$10,300
Fidelity Advisor Emerging Asia Fund	$81,000	$-	$28,200	$1,700
Fidelity Advisor Global Capital Appreciation Fund	$40,000	$-	$11,700	$1,500
Fidelity Advisor Japan Fund	$43,000	$-	$8,300	$1,500
Fidelity Advisor Latin America Fund	$43,000	$-	$5,600	$1,700
Fidelity Advisor Overseas Fund	$64,000	$-	$5,600	$2,500
Fidelity Advisor Value Leaders Fund	$37,000	$-	$4,400	$1,500

October 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$98,000	$-	$22,900	$11,500
Fidelity Advisor Emerging Asia Fund	$86,000	$-	$29,000	$1,300
Fidelity Advisor Global Capital Appreciation Fund	$42,000	$-	$14,100	$1,200
Fidelity Advisor Japan Fund	$45,000	$-	$2,700	$1,300
Fidelity Advisor Latin America Fund	$45,000	$-	$2,700	$1,300
Fidelity Advisor Overseas Fund	$69,000	$-	$4,800	$2,100
Fidelity Advisor Value Leaders Fund	$39,000	$-	$2,900	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2008A	October 31, 2007A
Audit-Related Fees	$745,000	$ -
Tax Fees	$-	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	October 31, 2008A	October 31, 2007A
Audit-Related Fees	$2,110,000	$-
Tax Fees	$-	$-
All Other Fees	$185,000	$275,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2008 A	October 31, 2007 A
PwC	$3,095,000	$2,100,000
Deloitte Entities	$1,405,000	$685,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 5, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 5, 2009